As filed with the Securities and Exchange Commission on October 28, 2021

1933 Act File No. 333-212418

1940 Act File No. 811-23167

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       ☒

Pre-Effective Amendment No. ____  ☐

Post-Effective Amendment No. 29  ☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940  ☒

Amendment No. 31 ☒

(Check Appropriate Box or Boxes)

 ___________________

OSI ETF TRUST

(Exact Name of Registrant as Specified in Charter)

75 State Street

Suite 100

Boston, MA 02109

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (617) 855-7670

Name and Address of Agent for Service:	With a Copy to:
Connor O’Brien	Michael D. Mabry, Esq.
75 State Street	J. Stephen Feinour, Jr. Esq.
Suite 100	Stradley Ronon Stevens & Young, LLP
Boston, MA 02109	2005 Market Street, Suite 2600
Philadelphia, PA 19103

 __________________

Approximate Date of Proposed Offering: As soon as practical after the effective date of this registration statement.

It is proposed that this filing will become effective (check appropriate box)

☒	immediately upon filing pursuant to paragraph (b) of Rule 485

☐	on (date) pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (date) pursuant to paragraph (a)(1) of Rule 485

☐	75 days after filing pursuant to paragraph (a)(2) of Rule 485

☐	on (date) pursuant to paragraph (a)(2) of Rule 485 of Rule 485

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

Prospectus

O’Shares U.S. Quality Dividend ETF (OUSA)

O’Shares U.S. Small-Cap Quality Dividend ETF (OUSM)

O’Shares Global Internet Giants ETF (OGIG)

O’Shares Europe Quality Dividend ETF (OEUR)

O’Shares U.S. Large Cap Quality Growth ETF (OGRO) *

O’Shares U.S. Small Cap Quality Growth ETF (OGRS) *

October 31, 2021

The Funds listed above with an asterisk (*) have not yet commenced operations as of the date of this Prospectus and, therefore, are currently not offered for sale to or available for purchase by shareholders.

Shares of the Funds are not individually redeemable and may be purchased or redeemed from each Fund in Creation Units only. The purchase and sale prices of individual shares trading on an Exchange may be below, at or above the most recently calculated net asset value (“NAV”) for such shares. Individual shares are listed for trading on Cboe BZX Exchange, Inc. (“Exchange” or “Cboe BZX”).

The Securities and Exchange Commission (“SEC”) has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

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Fund Summaries

O’Shares U.S. Quality Dividend ETF

Investment Objective

The Fund seeks to track the performance (before fees and expenses) of the O’Shares U.S. Quality Dividend Index (the “Target Index”).

Fees and Expenses

This table describes the fees and expenses you may pay if you buy, hold and sell shares in the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses you pay each year as a % of the value of your investment)

Management Fees	0.48%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.48%

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not sell your shares, your costs would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$49	$154	$269	$604

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate of the Fund was 26% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to track the performance (before fees and expenses) of the Target Index.

The Target Index is designed to measure the performance of publicly-listed large-capitalization and mid-capitalization dividend-paying issuers in the United States that meet certain market capitalization, liquidity, high quality, low volatility and dividend yield thresholds, as determined by O’Shares Investment Advisers, LLC (the “Index Provider”). The high quality and low volatility requirements are designed to reduce exposure to high dividend equities that have experienced large price declines.

The constituents of the Target Index are selected from the S-Network US Equity Large-Cap 500 Index. As of June 30, 2021, the Target Index consisted of 100 securities.

The Target Index is constructed using a proprietary, rules-based methodology designed to select equity securities from the S-Network US Equity Large-Cap 500 Index that have exposure to the following four factors: 1) quality, 2) low volatility, 3) dividend yield and 4) dividend quality. The “quality” factor is calculated by combining measures of profitability and leverage with the objective of identifying companies with strong profitability and balance sheets. The “low volatility” factor measures the risk of price moves for a security with the objective of reducing allocations to riskier companies. The “dividend yield” factor measures the income generated by an investment with the objective of identifying companies with higher dividend yields. The “dividend quality” factor measures the income available to a company to pay dividends to common shareholders together with the growth of a company’s dividends over time, with the objective of identifying companies with less risk of dividend cuts or suspensions.

Each company in the S-Network US Equity Large-Cap 500 Index is weighted based on: (i) the company’s market capitalization weight in the S-Network US Equity Large-Cap 500 Index, as adjusted by (ii) the quality, low volatility, dividend yield and dividend quality factors, with the quality and low volatility factors receiving greater emphasis. The inclusion of each company is then subject to certain constraints (e.g., diversification, capacity and sector) prior to adjusting the final weights in the Target Index. The diversification constraint limits maximum position weights. All stocks included in the S-Network US Equity Large-Cap 500 Index are screened for free float (the number of shares readily available for purchase on the open market) and average daily trading volume. The sector constraints limit sector deviations. The Target Index is rebalanced quarterly and reconstituted annually. Individual index constituent weights are capped at 5% at each quarterly rebalance to avoid overexposure to any single security. The Target Index’s investable universe includes companies from the following GICS sectors within the S-Network US Equity Large-Cap 500 Index: Communication Services, Consumer Discretionary, Consumer Staples, Financials, Health Care, Industrials, Information Technology, and Utilities.

The Fund may use either a replication strategy or representative sampling strategy in seeking to track the performance of the Target Index. Under a replication strategy, the Fund intends to replicate the constituent securities of the Target Index as closely as possible. Under a representative sampling strategy, the Fund would invest in what it believes to be a representative sample of the component securities of the Target Index. The Fund may use a representative sampling strategy when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of securities to follow the Target Index (e.g., where the Target Index contains component securities too numerous to efficiently purchase or sell); or, in certain instances, when a component security of the Target Index becomes temporarily illiquid, unavailable or less liquid. The Fund may also use a representative sampling strategy to exclude less liquid component securities contained in the Target Index from the Fund’s portfolio in order to create a more tradable portfolio and improve arbitrage opportunities. To the extent the Fund uses a representative sampling strategy, it may not track the Target Index with the same degree of accuracy as would an investment vehicle replicating the entire index.

Under normal market conditions, the Fund will invest at least 80% of its total assets in the components of the Target Index. To the extent that the Target Index concentrates (i.e., holds 25% or more of its net assets) in the securities of a particular industry or group of industries, the Fund is expected to concentrate to approximately the same extent.

The Fund may invest up to 20% of its total assets in investments not included in the Target Index, but which Vident Investment Advisory, LLC (the “Sub-Adviser”) believes will help the Fund track the Target Index. For example, there may be instances in which the Sub-Adviser may choose to purchase or sell investments, including exchange-traded funds (“ETF”) and other investment company securities, and cash and cash equivalents, as substitutes for one or more Target Index components or in anticipation of changes in the Target Index’s components.

The Target Index methodology was developed by the Index Provider, an affiliate of the Fund.

Principal Investment Risks

There can be no guarantee that the Fund will achieve its investment objective. The Fund is an ETF, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund. The Fund is subject to the principal investment risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective.

Market Events Risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve and/or other government actors, such as increasing interest rates, could cause increased volatility in financial markets and disruption in the creation/redemption process of the Fund, which could have a negative impact on the Fund.

COVID-19 Risk. The value of the securities in which the Fund invests may be affected by certain events or developments that adversely interrupt the global supply chain such as pandemics. The outbreak of COVID-19 and aggressive measures taken worldwide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the Fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the Fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

Multifactor Risk. The Target Index, and thus the Fund, seeks to achieve specific factor exposures identified in the Fund’s principal investment strategies above. There can be no assurance that targeting exposure to such factors will enhance the Fund’s performance over time, and targeting exposure to certain factors may detract from performance in some market environments. There is no guarantee the Index Provider’s methodology will be successful in creating an index that achieves the specific factor exposures identified above.

Quality Stocks Risk. This style of investing is subject to the risk that the past performance of these companies does not continue or that the returns on “quality” equity securities are less than returns on other styles of investing or the overall stock market. In addition, there may be periods when quality investing is out of favor and during which the investment performance of a fund using a quality strategy may suffer.

Dividend-Paying Stocks Risk. The Fund’s emphasis on dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Also, a company may reduce or eliminate its dividend after the Fund’s purchase of such a company’s securities.

Volatility Risk. There is a risk that the present and future volatility of a security, relative to the S-Network US Equity Large-Cap 500 Index, will not be the same as it historically has been and thus that the Target Index will not be exposed to the less volatile securities in the S-Network US Equity Large-Cap 500 Index. Volatile stocks are subject to sharp swings in value.

Index-Related Risk. The Fund is managed with an investment strategy that attempts to track the performance of the Target Index. As a result, the Fund expects to hold constituent securities of the Target Index regardless of their current or projected performance. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Risks related to the Index Provider. There is no assurance that the Index Provider or the index calculation agent will compile the Target Index accurately, or that the Target Index will be determined, composed or calculated accurately. While the Index Provider provides descriptions of what the Target Index is designed to achieve, the Index Provider does not guarantee the quality, accuracy or completeness of data in respect of its indexes, and does not guarantee that the Target Index will be in line with its described index methodology. Any gains, losses or costs to the Fund that are caused by Index Provider or index calculation agent errors will therefore be borne by the Fund and its shareholders. The Target Index is new and has a limited performance history. The foregoing risks may be greater for a new index.

Sampling Risk. To the extent the Fund uses a representative sampling approach, it will hold a smaller number of securities than are in the Target Index. As a result, an adverse development respecting a security held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Target Index. Conversely, a positive development relating to a security in the Target Index that is not held by the Fund could cause the Fund to underperform the Target Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Target Index. Tracking error may occur due to, among other things, fees and expenses paid by the Fund, including the cost of buying and selling securities that are not reflected in the Target Index. If the Fund is small, it may experience greater tracking error. If the Fund is not fully invested, holding cash balances may prevent it from tracking the Target Index. In addition, the Fund’s NAV may deviate from the Target Index if the Fund fair values a portfolio security at a price other than the price used by the Target Index for that security. To the extent the Fund uses a representative sampling strategy to track the Target Index, such a strategy may produce greater tracking error than if the Fund employed a full replication strategy.

Premium-Discount Risk. Fund shares may trade above or below their NAV on the Exchange. The market prices of Fund shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Fund shares. Therefore, you may pay more than NAV when you buy shares of the Fund on the Exchange, and you may receive less than NAV when you sell those shares on the Exchange. This risk is separate and distinct from the risk that the NAV of Fund shares may decrease.

Secondary Market Trading Risk. Investors buying or selling Fund shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Fund shares. Although the Fund’s shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Fund shares on the Exchange may be halted.

Concentration Risk. To the extent that the Target Index is concentrated in a particular industry or group of industries, the Fund is also expected to be concentrated in that industry or group of industries, which may subject the Fund to a greater loss as a result of adverse economic, business or other developments affecting that industry or group of industries.

Sector Risk. To the extent the Target Index, and thereby the Fund, emphasizes, from time to time, investments in a particular sector, the Fund is subject to a greater degree to the risks particular to that sector. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of those sectors.

Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.

Large Capitalization Securities Risk. The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Mid-Capitalization Securities Risk. The securities of mid-capitalization companies are often more volatile and less liquid than the stocks of larger companies and may be more affected than other types of securities during market downturns. Compared to larger companies, mid-capitalization companies may have a shorter history of operations, and may have limited product lines, markets or financial resources.

ETFs and Other Investment Companies Risk. The risks of investing in securities of ETFs and other investment companies typically reflect the risks of the types of instruments in which the underlying ETF or other investment company invests. In addition, with such investments, the Fund indirectly bears its proportionate share of the fees and expenses of the underlying entity. As a result, the Fund’s operating expenses may be higher and performance may be lower.

Liquidity Risk. Liquidity risk exists when investments are difficult to purchase or sell. This can reduce the Fund’s returns because the Fund or an entity in which it invests may be unable to transact at advantageous times or prices.

Authorized Participants Concentration Risk. The Fund has a limited number of financial institutions that may purchase and redeem Fund shares directly from the Fund (“Authorized Participants”). To the extent they cannot or are otherwise unwilling to engage in creation and redemption transactions with the Fund and no other Authorized Participant steps in, shares of the Fund may trade like closed-end fund shares at a significant discount to NAV and may face trading halts and/or delisting from the Exchange. This risk may be more pronounced in volatile markets, potentially where there are significant redemptions in ETFs generally.

Cash and Cash Equivalents Risk. Holding cash or cash equivalents, even strategically, may lead to missed investment opportunities. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising.

Performance Information

The Fund adopted the historical performance of the O’Shares FTSE U.S. Quality Dividend ETF, a series of FQF Trust (the “Predecessor Fund”), as the result of a reorganization in which the Fund acquired all of the assets, subject to liabilities, of the Predecessor Fund on June 28, 2018. The returns presented for the Fund for periods prior to June 28, 2018 reflect the performance of the Predecessor Fund. At the time of the reorganization, the investment objectives of the Predecessor Fund and the Fund were identical and the investment strategies of the Predecessor Fund and the Fund were substantially the same.

Effective June 1, 2020, the Fund’s underlying index was changed to the O’Shares U.S. Quality Dividend Index (the “Target Index”) from the FTSE USA Qual/Vol/Yield Factor 5% Capped Index (the “Former Index”). Thus, Fund performance shown below through May 31, 2020 reflects the Fund seeking to track the performance of the Former Index, and Fund performance shown below beginning June 1, 2020 reflects the Fund seeking to track the performance of the Target Index. In addition, the Target Index performance shown below reflects the blended performance of the Former Index through May 31, 2020 and the Target Index thereafter.

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing the changes in the performance from year to year and how the Fund’s average annual returns compare against the Target Index and a broad based securities market index. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For current performance information, please visit the Fund’s website at www.oshares.com.

For the periods shown in the bar chart above:

Best Quarter	June 30, 2020	15.16%
Worst Quarter	March 31, 2020	(20.34)%

The year-to-date return as of the calendar quarter ended September 30, 2021 is 10.14%.

Average Annual Total Returns (for the periods ended December 31, 2020)	One Year	Five Years	Since Inception (July 14, 2015)
Before Taxes	6.88%	11.60%	10.82%
After Taxes on Distributions	6.30%	10.95%	10.17%
After Taxes on Distributions and Sale of Shares	4.39%	9.13%	8.52%
O’Shares U.S. Quality Dividend Index(1)(2)	4.21%	11.49%	10.76%
Russell 1000 Value Index(1)	2.78%	9.71%	7.97%
(1)	Index performance shown in the table is total return, which assumes reinvestment of any dividends and distributions during the time periods shown.
(2)	The O’Shares U.S. Quality Dividend Index performance information reflects the blended performance of the FTSE USA Qual/Vol/Yield Factor 5% Capped Index through May 31, 2020 and the O’Shares U.S. Quality Dividend Index thereafter.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns may exceed the return before taxes due to an assumed tax benefit from realizing a capital loss on a sale of shares.

Management

Investment Adviser: O’Shares Investment Advisers, LLC

Sub-Adviser: Vident Investment Advisory, LLC

Portfolio Managers: The following table lists the persons responsible for day-to-day management of the Fund’s portfolio:

Employee	Length of Service	Title
Austin Wen, CFA	Since May 2020	Co-Portfolio Manager
Rafael Zayas, CFA	Since June 2020	Co-Portfolio Manager

Purchase and Sale of Fund Shares

The Fund is an ETF. Individual Fund shares may only be purchased and sold in the secondary market through a broker-dealer and investors may pay a commission to such broker-dealers in connection with their purchase or sale. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund issues or redeems shares aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to Authorized Participants who have entered into agreements with the Fund’s distributor. The Fund will generally issue or redeem Creation Units in return for a basket of securities that the Fund specifies each day. However, the Fund also reserves the right to permit or require Creation Units to be issued, fully or partially, in exchange for cash.

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online website at www.oshares.com.

Tax Information

The Fund’s distributions are expected to be taxable as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Such tax-advantaged arrangements may be taxed as ordinary income upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

O’Shares U.S. Small-Cap Quality Dividend ETF

Investment Objective

The Fund seeks to track the performance (before fees and expenses) of the O’Shares U.S. Small-Cap Quality Dividend Index (the “Target Index”).

Fees and Expenses

This table describes the fees and expenses you may pay if you buy, hold and sell shares in the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses you pay each year as a % of the value of your investment)

Management Fees	0.48%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.48%

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not sell your shares, your costs would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$49	$154	$269	$604

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 60% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to track the performance (before fees and expenses) of the Target Index.

The Target Index is designed to reflect the performance of publicly-listed small-capitalization dividend-paying issuers in the United States that meet certain market capitalization, liquidity, high quality, low volatility and dividend yield thresholds, as determined by O’Shares Investment Advisers, LLC (the “Index Provider”). The high quality and low volatility factors are designed to reduce exposure to high dividend equities that have experienced large price declines, as may occur with some dividend investing strategies.

The constituents of the Target Index are selected from the S-Network US Equity Mid/Small-Cap 2500 Index. As of June 30, 2021, the Target Index consisted of 102 securities with a market capitalization range of between $500 million and $18 billion.

The Target Index is constructed using a proprietary, rules-based methodology designed to select equity securities from the S-Network US Equity Mid/Small-Cap 2500 Index that have exposure to the following four factors: 1) quality, 2) low volatility, 3) dividend yield and 4) dividend quality. The “quality” factor is calculated by combining measures of profitability and leverage with the objective of identifying companies with strong profitability and balance sheets. The “low volatility” factor measures the risk of price moves for a security with the objective of reducing allocations to riskier companies. The “dividend yield” factor measures the income generated by an investment with the objective of identifying companies with higher dividend yields. The “dividend quality” factor measures the income available to a company to pay dividends to common shareholders together with the growth of a company’s dividends over time, with the objective of identifying companies with less risk of dividend cuts or suspensions.

Each company in the S-Network US Equity Mid/Small-Cap 2500 Index is weighted based on: (i) the company’s market capitalization weight in the S-Network US Equity Mid/Small-Cap 2500 Index, as adjusted by (ii) the quality, low volatility, dividend yield and dividend quality factors, with the quality and low volatility factors receiving greater emphasis. The inclusion of each company is then subject to certain constraints (e.g., diversification, capacity and sector) prior to adjusting the final weights in the Target Index. The diversification constraint limits maximum position weights. All stocks included in the S-Network US Equity Mid/Small-Cap 2500 Index are screened for free float (the number of shares readily available for purchase on the open market) and average daily trading volume. The sector constraints limit sector deviations. The Target index is rebalanced quarterly and reconstituted annually. Individual index constituent weights are capped at 2% at each quarterly rebalance to avoid overexposure to any single security. The Target Index’s investable universe includes companies from the following GICS sectors within the S-Network US Equity Mid/Small-Cap 2500 Index: Communication Services, Consumer Discretionary, Consumer Staples, Financials, Health Care, Industrials, Information Technology, and Utilities.

The Fund may use either a replication strategy or representative sampling strategy in seeking to track the performance of the Target Index. Under a replication strategy, the Fund intends to replicate the constituent securities of the Target Index as closely as possible. Under a representative sampling strategy, the Fund would invest in what it believes to be a representative sample of the component securities of the Target Index. The Fund may use a representative sampling strategy when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of securities to follow the Target Index (e.g., where the Target Index contains component securities too numerous to efficiently purchase or sell); or, in certain instances, when a component security of the Target Index becomes temporarily illiquid, unavailable or less liquid. The Fund may also use a representative sampling strategy to exclude less liquid component securities contained in the Target Index from the Fund’s portfolio in order to create a more tradable portfolio and improve arbitrage opportunities. To the extent the Fund uses a representative sampling strategy, it may not track the Target Index with the same degree of accuracy as would an investment vehicle replicating the entire index.

Under normal market conditions, the Fund will invest at least 80% of its total assets in the components of the Target Index. The Fund considers the companies included in the Target Index to be “small capitalization” companies. To the extent that the Target Index concentrates (i.e., holds 25% or more of its net assets) in the securities of a particular industry or group of industries, the Fund is expected to concentrate to approximately the same extent. As of June 30, 2021, the Target Index was concentrated in the industrials sector.

The Fund may invest up to 20% of its total assets in investments not included in the Target Index, but which Vident Investment Advisory, LLC (the “Sub-Adviser”) believes will help the Fund track the Target Index. For example, there may be instances in which the Sub-Adviser may choose to purchase or sell investments, including exchange-traded funds (“ETF”) and other investment company securities, and cash and cash equivalents, as substitutes for one or more Target Index components or in anticipation of changes in the Target Index’s components.

The Target Index methodology was developed by the Index Provider, an affiliate of the Fund.

Principal Investment Risks

There can be no guarantee that the Fund will achieve its investment objective. The Fund is an ETF, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund. The Fund is subject to the principal investment risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective.

Market Events Risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve and/or other government actors, such as increasing interest rates, could cause increased volatility in financial markets and disruption in the creation/redemption process of the Fund, which could have a negative impact on the Fund.

COVID-19 Risk. The value of the securities in which the Fund invests may be affected by certain events or developments that adversely interrupt the global supply chain such as pandemics. The outbreak of COVID-19 and aggressive measures taken worldwide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the Fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the Fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

Multifactor Risk. The Target Index, and thus the Fund, seeks to achieve specific factor exposures identified in the Fund’s principal investment strategies above. There can be no assurance that targeting exposure to such factors will enhance the Fund’s performance over time, and targeting exposure to certain factors may detract from performance in some market environments. There is no guarantee the Index Provider’s methodology will be successful in creating an index that achieves the specific factor exposures identified above.

Quality Stocks Risk. This style of investing is subject to the risk that the past performance of these companies does not continue or that the returns on “quality” equity securities are less than returns on other styles of investing or the overall stock market. In addition, there may be periods when quality investing is out of favor and during which the investment performance of a fund using a quality strategy may suffer.

Dividend-Paying Stocks Risk. The Fund’s emphasis on dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Also, a company may reduce or eliminate its dividend after the Fund’s purchase of such a company’s securities.

Volatility Risk. There is a risk that the present and future volatility of a security, relative to the S-Network US Equity Mid/Small-Cap 2500 Index, will not be the same as it historically has been and thus that the Target Index will not be exposed to the less volatile securities in the S-Network US Equity Mid/Small-Cap 2500 Index. Volatile stocks are subject to sharp swings in value.

Index-Related Risk. The Fund is managed with an investment strategy that attempts to track the performance of the Target Index. As a result, the Fund expects to hold constituent securities of the Target Index regardless of their current or projected performance. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Risks related to the Index Provider. There is no assurance that the Index Provider or the index calculation agent will compile the Target Index accurately, or that the Target Index will be determined, composed or calculated accurately. While the Index Provider provides descriptions of what the Target Index is designed to achieve, the Index Provider does not guarantee the quality, accuracy or completeness of data in respect of its indexes, and does not guarantee that the Target Index will be in line with its described index methodology. Any gains, losses or costs to the Fund that are caused by Index Provider or index calculation agent errors will therefore be borne by the Fund and its shareholders. The Target Index is new and has a limited performance history. The foregoing risks may be greater for a new index.

Sampling Risk. To the extent the Fund uses a representative sampling approach, it will hold a smaller number of securities than are in the Target Index. As a result, an adverse development respecting a security held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Target Index. Conversely, a positive development relating to a security in the Target Index that is not held by the Fund could cause the Fund to underperform the Target Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Target Index. Tracking error may occur due to, among other things, fees and expenses paid by the Fund, including the cost of buying and selling securities that are not reflected in the Target Index. If the Fund is small, it may experience greater tracking error. If the Fund is not fully invested, holding cash balances may prevent it from tracking the Target Index. In addition, the Fund’s NAV may deviate from the Target Index if the Fund fair values a portfolio security at a price other than the price used by the Target Index for that security. To the extent the Fund uses a representative sampling strategy to track the Target Index, such a strategy may produce greater tracking error than if the Fund employed a full replication strategy.

Portfolio Turnover Risk. Portfolio turnover is a measure of how frequently the Fund’s portfolio securities are bought and sold. The Fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of the Target Index. High portfolio turnover rates generally increase transaction costs, which may reduce the Fund’s returns, and may result in increased taxable distributions.

Premium-Discount Risk. Fund shares may trade above or below their NAV on the Exchange. The market prices of Fund shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Fund shares. Therefore, you may pay more than NAV when you buy shares of the Fund on the Exchange, and you may receive less than NAV when you sell those shares on the Exchange. This risk is separate and distinct from the risk that the NAV of Fund shares may decrease.

Secondary Market Trading Risk. Investors buying or selling Fund shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Fund shares. Although the Fund’s shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Fund shares on the Exchange may be halted.

Concentration Risk. To the extent that the Target Index is concentrated in a particular industry or group of industries, the Fund is also expected to be concentrated in that industry or group of industries, which may subject the Fund to a greater loss as a result of adverse economic, business or other developments affecting that industry or group of industries.

Sector Risk. To the extent the Target Index, and thereby the Fund, emphasizes, from time to time, investments in a particular sector, the Fund is subject to a greater degree to the risks particular to that sector. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of those sectors.

Industrials Sector Risk. Companies in the industrials sector may be adversely affected by changes in the supply of and demand for products and services, product obsolescence, claims for environmental damage or product liability and changes in general economic conditions, among other factors.

Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.

Small Capitalization Securities Risk. The securities of small capitalization companies are often more volatile and less liquid than the stocks of larger companies and may be more affected than other types of securities during market downturns. Compared to larger companies, small capitalization companies may have a shorter history of operations, and may have limited product lines, markets or financial resources.

ETFs and Other Investment Companies Risk. The risks of investing in securities of ETFs and other investment companies typically reflect the risks of the types of instruments in which the underlying ETF or other investment company invests. In addition, with such investments, the Fund indirectly bears its proportionate share of the fees and expenses of the underlying entity. As a result, the Fund’s operating expenses may be higher and performance may be lower.

Liquidity Risk. Liquidity risk exists when investments are difficult to purchase or sell. This can reduce the Fund’s returns because the Fund or an entity in which it invests may be unable to transact at advantageous times or prices.

Authorized Participants Concentration Risk. The Fund has a limited number of financial institutions that may act as authorized participants (“Authorized Participants”). To the extent they cannot or are otherwise unwilling to engage in creation and redemption transactions with the Fund and no other Authorized Participant steps in, shares of the Fund may trade like closed-end fund shares at a significant discount to NAV and may face trading halts and/or delisting from the Exchange. This risk may be more pronounced in volatile markets, potentially where there are significant redemptions in ETFs generally.

Cash and Cash Equivalents Risk. Holding cash or cash equivalents, even strategically, may lead to missed investment opportunities. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising.

Performance Information

Effective May 4, 2018, the Fund’s underlying index was changed from the FTSE USA Small Cap Qual/Vol/Yield Factor 3% Capped Index (the “Former Target Index 1”) to the FTSE USA Small Cap ex Real Estate 2Qual/Vol/Yield 3% Capped Factor Index (the “Former Target Index 2” and together with the Former Target Index 1, the “Former Target Indexes”). Effective June 1, 2020, the Fund’s underlying index was changed from the Former Target Index 2 to the O’Shares U.S. Small-Cap Quality Dividend Index (the “Target Index”). Thus, Fund performance shown below prior to May 4, 2018 reflects the Fund seeking to track the performance of the Former Target Index 1, Fund performance shown below from May 4, 2018 through May 31, 2020 reflects the Fund seeking to track the performance of the Former Target Index 2, and Fund performance shown below beginning June 1, 2020 reflects the Fund seeking to track the performance of the Target Index. In addition, the Target Index performance shown below reflects the blended performance of the Former Target Index 1 through May 3, 2018, the Former Target Index 2 from May 4, 2018 through May 31, 2020 and the Target Index thereafter.

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing the changes in the performance from year to year and how the Fund’s average annual returns compare against the Target Index and a broad-based securities market index. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For current performance information, please visit the Fund’s website at www.oshares.com.

For the period shown in the bar chart above:

Best Quarter	December 31, 2020	19.32%
Worst Quarter	March 31, 2020	(28.24)%

The year-to-date return as of the calendar quarter ended September 30, 2021 is 12.64%.

Average Annual Total Returns (for the periods ended December 31, 2020)	One Year	Since Inception (December 30, 2016)
Before Taxes	7.59%	8.01%
After Taxes on Distributions	7.05%	7.41%
After Taxes on Distributions and Sale of Shares	4.78%	6.14%
O’Shares U.S. Small-Cap Quality Dividend Index(1)(2)	8.15%	8.55%
Russell 2000 Value Index(1)	4.60%	4.60%
(1)	Index performance shown in the table is total return, which assumes reinvestment of any dividends and distributions during the time periods shown.
(2)

O’Shares U.S. Small-Cap Quality Dividend Index performance information reflects the blended performance of the FTSE USA Small Cap Qual/Vol/Yield 3% Capped Factor Index through May 3, 2018, the FTSE USA Small Cap ex Real Estate 2Qual/Vol/Yield 3% Capped Factor Index from May 4, 2018 through May 31, 2020 and the O’Shares U.S. Small-Cap Quality Dividend Index thereafter.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax- advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns may exceed the return before taxes due to an assumed tax benefit from realizing a capital loss on a sale of shares.

Management

Investment Adviser: O’Shares Investment Advisers, LLC

Sub-Adviser: Vident Investment Advisory, LLC

Portfolio Managers: The following table lists the persons responsible for day-to-day management of the Fund’s portfolio:

Employee	Length of Service	Title
Austin Wen, CFA	Since October 2018	Co-Portfolio Manager
Rafael Zayas, CFA	Since June 2020	Co-Portfolio Manager

Purchase and Sale of Fund Shares

The Fund is an ETF. Individual Fund shares may only be purchased and sold in the secondary market through a broker-dealer and investors may pay a commission to such broker-dealers in connection with their purchase or sale. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund issues or redeems shares aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to Authorized Participants who have entered into agreements with the Fund’s distributor. The Fund will generally issue or redeem Creation Units in return for a basket of securities that the Fund specifies each day. However, the Fund also reserves the right to permit or require Creation Units to be issued, fully or partially, in exchange for cash.

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.oshares.com.

Tax Information

The Fund’s distributions are expected to be taxable as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Such tax-advantaged arrangements may be taxed as ordinary income upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

O’Shares Global Internet Giants ETF

Investment Objective

The Fund seeks to track the performance (before fees and expenses) of the O’Shares Global Internet Giants Index (the “Target Index”).

Fees and Expenses

This table describes the fees and expenses you may pay if you buy, hold and sell shares in the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses you pay each year as a % of the value of your investment)

Management Fees	0.48%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.48%

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not sell your shares, your costs would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$49	$154	$269	$604

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 48% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to track the performance (before fees and expenses) of the Target Index.

The Target Index is a rules-based index intended to give investors a means of tracking stocks exhibiting quality and growth characteristics in the “internet sector”, as defined by O’Shares Investment Advisers, LLC (the “Index Provider” or “Adviser”).

The Target Index is constructed using a proprietary, rules-based methodology designed to select equity securities from 2500 global stocks in two main business segments, Internet Technology and Internet Commerce, by identifying companies in the following industries: Application Software, Integrated Telecommunication Services, Interactive Media & Services, Internet & Direct Marketing Retail, Systems Software, Movies & Entertainment, Interactive Home Entertainment and Internet Services & Infrastructure, selecting those that have exposure to the following factors: 1) quality and 2) growth. The selection criteria include requirements for minimum capitalization (adjusted for free float), minimum price and minimum average daily trading volume. The universe of eligible securities includes the 1000 largest U.S. listed companies, the 500 largest European companies, the 500 largest Pacific basin companies and the 500 largest emerging market companies, measured by market capitalization. Constituents of the Fund’s Target Index must derive at least 50% of their revenues from Internet Technology and/or Internet Commerce. The “quality” factor is determined primarily by “cash burn rate”, the monthly rate that a company uses shareholder capital. Companies with a high ratio of cash burn rate to balance sheet cash and cash equivalents are excluded from the Target Index. The “growth” factor is measured by revenue growth and stocks are assigned a growth rating. The Target Index excludes pass-through securities such as real estate investment trusts (“REITs”), master limited partnerships (“MLPs”), business development companies (“BDCs”) and closed-end funds (“CEFs”).

The Fund may also invest in US- or Hong Kong-listed issuers that have entered into contractual relationships with a China-based business and/or individuals/entities affiliated with the business structured as a variable interest entity (“VIE”). In a VIE structure, instead of directly owning the equity interests in a Chinese company, the listed company has contractual arrangements with the Chinese company. These contractual arrangements are expected to provide the listed company (and investors in such company, such as the Fund) with exposure to the China-based company. These arrangements are often used because of Chinese governmental restrictions on non-Chinese ownership of companies in certain industries in China.

Stock weightings in the Target Index are determined according to a modified market capitalization weighting method, using the full market capitalization combined with the growth rating, subject to constraints for diversification and capacity. The diversification constraint limits maximum position weights. The capacity criteria include primary exchange listing, minimum capitalization, minimum price and minimum average daily trading volume requirements. The Target Index is rebalanced quarterly and reconstituted semi-annually. At the quarterly rebalance, a capping methodology is applied to limit individual stock concentration and increase diversification in the Target Index. As of June 30, 2021, the Target Index was comprised of 90 securities.

The Fund may use either a replication strategy or representative sampling strategy in seeking to track the performance of the Target Index. Under a replication strategy, the Fund intends to replicate the constituent securities of the Target Index as closely as possible. Under a representative sampling strategy, the Fund would invest in what it believes to be a representative sample of the component securities of the Target Index. The Fund may use a representative sampling strategy when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of securities to follow the Target Index (e.g., where the Target Index contains component securities too numerous to efficiently purchase or sell); or, in certain instances, when a component security of the Target Index becomes temporarily illiquid, unavailable or less liquid. The Fund may also use a representative sampling strategy to exclude less liquid component securities contained in the Target Index from the Fund’s portfolio in order to create a more tradable portfolio and improve arbitrage opportunities. To the extent the Fund uses a representative sampling strategy, it may not track the Target Index with the same degree of accuracy as would an investment vehicle replicating the entire index.

Under normal market conditions, the Fund will invest at least 80% of its total assets in the components of the Target Index. To the extent that the Target Index concentrates (i.e., holds 25% or more of its net assets) in the securities of a particular industry or group of industries, the Fund is expected to concentrate to approximately the same extent. As of June 30, 2021, the Communication Services, Consumer Discretionary and Information Technology sectors each represented a substantial portion of the Target Index. The Target Index provides exposure to various global markets, including emerging markets. As of June 30, 2021 the Target Index included the following countries: Argentina, Canada, China, France, Germany, Israel, Japan, New Zealand, Saudi Arabia, Sweden, the United Kingdom and the United States.

The Fund may invest up to 20% of its total assets in investments not included in the Target Index, but which Vident Investment Advisory, LLC (the “Sub-Adviser”) believes will help the Fund track the Target Index. For example, there may be instances in which the Sub-Adviser may choose to purchase or sell investments, including exchange-traded funds (“ETF”) and other investment company securities, and cash and cash equivalents, as substitutes for one or more Target Index components or in anticipation of changes in the Target Index’s components.

The Fund is classified as “non-diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”), which means that a relatively high percentage of the Fund’s assets may be invested in a limited number of issuers.

The Target Index methodology was developed by the Index Provider, an affiliate of the Fund.

Principal Investment Risks

There can be no guarantee that the Fund will achieve its investment objective. The Fund is an ETF, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund. The Fund is subject to the principal investment risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”, trading price, yield, total return and ability to meet its investment objective.

Market Events Risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve and/or other government actors, such as increasing interest rates, could cause increased volatility in financial markets and disruption in the creation/redemption process of the Fund, which could have a negative impact on the Fund.

COVID-19 Risk. The value of the securities in which the Fund invests may be affected by certain events or developments that adversely interrupt the global supply chain such as pandemics. The outbreak of COVID-19 and aggressive measures taken worldwide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the Fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the Fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

Multifactor Risk. The Target Index, and thus the Fund, seeks to achieve specific factor exposures identified in the Fund’s principal investment strategies above. There can be no assurance that targeting exposure to such factors will enhance the Fund’s performance over time, and targeting exposure to certain factors may detract from performance in some market environments. There is no guarantee the Index Provider’s methodology will be successful in creating an index that achieves the specific factor exposures identified above.

Internet Companies Risk. Companies involved with the internet, technology and e-commerce are exposed to risks associated with rapid advances in technology, obsolescence of current products and services, the finite life of patents and the constant threat of global competition and substitutes. In addition to these risks, these companies may be adversely impacted by market and economic cyclicality and changing industry standards.

Quality Stocks Risk. This style of investing is subject to the risk that the past performance of these companies does not continue or that the returns on “quality” equity securities are less than returns on other styles of investing or the overall stock market. In addition, there may be periods when quality investing is out of favor and during which the investment performance of a fund using a quality strategy may suffer.

Growth Securities Risk. The Fund invests in securities exhibiting growth characteristics. Growth securities may be more volatile and perform differently than the broad market. They may underperform when compared to securities with different characteristics. Growth securities may be sensitive to economic conditions and tend to perform better during periods of economic recovery (although there is no assurance that they will continue to do so). As a result, growth securities may outperform or underperform the broad market over time.

Foreign Investment Risk. Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Exposures to foreign securities entail special risks, including due to: differences in information available about foreign issuers; differences in investor protection standards in other jurisdictions; capital controls risks, including the risk of a foreign jurisdiction imposing restrictions on the ability to repatriate or transfer currency or other assets; political, diplomatic and economic risks; regulatory risks; and foreign market and trading risks, including the costs of trading and risks of settlement in foreign jurisdictions. In addition, the Fund’s investments in securities denominated in other currencies could decline due to changes in local currency relative to the value of the U.S. dollar, which may affect the Fund’s returns.

Emerging Markets Risk. Investing in emerging markets involves even greater risks than investing in more developed foreign markets because, among other things, emerging markets often have more political and economic instability, limited or unreliable information regarding the issuer, greater limitations on the rights and remedies of shareholders, and are more susceptible to loss than investments in developed markets. Emerging markets are financial markets in countries with developing economies, where industrialization has commenced and the economy has linkages with the global economy.

Geographic Concentration Risk. Because the Fund’s investments may be concentrated in a particular geographic region or country, the value of Fund shares may be affected by events that adversely affect that region or country and may fluctuate more than that of a less concentrated fund.

China Risk. Investments in Chinese securities, including certain Hong Kong-listed securities, subject the Fund to risks specific to China. China may be subject to considerable degrees of economic, political and social instability. China is an emerging market and demonstrates significantly higher volatility from time to time in comparison to developed markets. Over the last few decades, the Chinese government has undertaken reform of economic and market practices and has expanded the sphere of private ownership of property in China. However, Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies resulting from governmental influence, a lack of publicly available information, including restrictions on the Public Company Accounting Oversight Board’s (“PCAOB”) access to public accounting firms, and/or political and social instability. Internal social unrest or confrontations with other neighboring countries, including military conflicts in response to such events, may also disrupt economic development in China and result in a greater risk of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation. China has experienced security concerns, such as terrorism and strained international relations. Incidents involving China’s or the region’s security may cause uncertainty in Chinese markets and may adversely affect the Chinese economy and the Fund’s investments. Export growth continues to be a major driver of China’s rapid economic growth. Reduction in spending on Chinese products and services, institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the U.S., or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy.

For investments using a VIE structure, all or most of the value of such an investment depends on the enforceability of the contracts between the listed company and the China-based VIE. To the Advisor’s knowledge, the Chinese government has never approved VIE structures. Investments through a VIE structure are subject to the risk that the VIE will breach its contracts with the listed company that holds such contractual rights; that any breach of such contracts will likely be subject to Chinese law and jurisdiction; and that Chinese law may be interpreted or change in a way that affects the enforceability of the VIE’s arrangements, or contracts between the VIE and the listed company may otherwise not be enforceable under Chinese law. As a result, the market value of the Fund’s associated holdings would likely be significantly negatively impacted, which may result in significant losses with little or no recourse available. Further, investments in the listed company may be affected by conflicts of interest and duties between the legal owners of the China-based VIE and the stockholders of the listed company, which may adversely impact the value of the investments of the listed company.

Index-Related Risk. The Fund is managed with an investment strategy that attempts to track the performance of the Target Index. As a result, the Fund expects to hold constituent securities of the Target Index regardless of their current or projected performance. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Risks related to the Index Provider. There is no assurance that the Index Provider or the index calculation agent will compile the Target Index accurately, or that the Target Index will be determined, composed or calculated accurately. While the Index Provider provides descriptions of what the Target Index is designed to achieve, the Index Provider does not guarantee the quality, accuracy or completeness of data in respect of its indexes, and does not guarantee that the Target Index will be in line with its described index methodology. Any gains, losses or costs to the Fund that are caused by Index Provider or index calculation agent errors will therefore be borne by the Fund and its shareholders. The Target Index is new and has a limited performance history. The foregoing risks may be greater for a new index.

Sampling Risk. To the extent the Fund uses a representative sampling approach, it will hold a smaller number of securities than are in the Target Index. As a result, an adverse development respecting a security held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Target Index. Conversely, a positive development relating to a security in the Target Index that is not held by the Fund could cause the Fund to underperform the Target Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Target Index. Tracking error may occur due to, among other things, fees and expenses paid by the Fund, including the cost of buying and selling securities that are not reflected in the Target Index. If the Fund is small, it may experience greater tracking error. If the Fund is not fully invested, holding cash balances may prevent it from tracking the Target Index. In addition, the Fund’s NAV may deviate from the Target Index if the Fund fair values a portfolio security at a price other than the price used by the Target Index for that security. To the extent the Fund uses a representative sampling strategy to track the Target Index, such a strategy may produce greater tracking error than if the Fund employed a full replication strategy.

Premium-Discount Risk. Fund shares may trade above or below their NAV on the Exchange. The market prices of Fund shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Fund shares. Therefore, you may pay more than NAV when you buy shares of the Fund on the Exchange, and you may receive less than NAV when you sell those shares on the Exchange. This risk is separate and distinct from the risk that the NAV of Fund shares may decrease.

Secondary Market Trading Risk. Investors buying or selling Fund shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Fund shares. Although the Fund’s shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Fund shares on the Exchange may be halted.

International Closed Market Trading Risk. Because the Fund’s underlying securities trade on markets that may be closed when the Exchange is open, there are likely to be deviations between current pricing of an underlying security and stale pricing resulting in the Fund trading at a discount or premium to NAV that may be greater than those incurred by other ETFs.

Non-Diversification Risk. The Fund is classified as “non-diversified” under the 1940 Act, which means that the Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Concentration Risk. To the extent that the Target Index is concentrated in a particular industry or group of industries, the Fund is also expected to be concentrated in that industry or group of industries, which may subject the Fund to a greater loss as a result of adverse economic, business or other developments affecting that industry or group of industries.

Sector Risk. To the extent the Target Index, and thereby the Fund, emphasizes, from time to time, investments in a particular sector, the Fund is subject to a greater degree to the risks particular to that sector. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of those sectors.

Communication Services Sector Risk. Companies in the communications sector may be affected by industry competition, substantial capital requirements, government regulation, cyclicality of revenues and earnings, obsolescence of communications products and services due to technological advancement, a potential decrease in the discretionary income of targeted individuals and changing consumer tastes and interests.

Consumer Discretionary Sector Risk. The consumer discretionary sector may be affected by changes in domestic and international economies, exchange and interest rates, competition, consumers’ disposable income, consumer preferences, social trends and marketing campaigns.

Information Technology Sector Risk. Information technology companies face intense competition and potentially rapid product obsolescence. They are also heavily dependent on intellectual property rights and may be adversely affected by the loss or impairment of those rights. Companies in the software industry may be adversely affected by, among other things, the decline or fluctuation of subscription renewal rates for their products and services and actual or perceived vulnerabilities in their products or services.

Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.

Large Capitalization Securities Risk. The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Small and Mid-Capitalization Securities Risk. The securities of small and mid-capitalization companies are often more volatile and less liquid than the securities of larger companies and may be more affected than other types of securities during market downturns. Compared to larger companies, small and mid-capitalization companies may have a shorter history of operations, and may have limited product lines, markets or financial resources.

ETFs and Other Investment Companies Risk. The risks of investing in securities of ETFs and other investment companies typically reflect the risks of the types of instruments in which the underlying ETF or other investment company invests. In addition, with such investments, the Fund indirectly bears its proportionate share of the fees and expenses of the underlying entity. As a result, the Fund’s operating expenses may be higher and performance may be lower.

Depositary Receipts Risk. The risks of investments in depositary receipts are substantially similar to Foreign Investment Risk. In addition, depositary receipts may not track the price of the underlying foreign securities and their value may change materially at times when the U.S. markets are not open for trading.

Liquidity Risk. Liquidity risk exists when investments are difficult to purchase or sell. This can reduce the Fund’s returns because the Fund or an entity in which it invests may be unable to transact at advantageous times or prices.

Authorized Participants Concentration Risk. The Fund has a limited number of financial institutions that may purchase and redeem Fund shares directly from the Fund (“Authorized Participants”). To the extent they cannot or are otherwise unwilling to engage in creation and redemption transactions with the Fund and no other Authorized Participant steps in, shares of the Fund may trade like closed-end fund shares at a significant discount to NAV and may face trading halts and/or delisting from the Exchange. This risk may be more pronounced in volatile markets, potentially where there are significant redemptions in ETFs generally.

Cash and Cash Equivalents Risk. Holding cash or cash equivalents, even strategically, may lead to missed investment opportunities. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising.

Cash Transactions Risk. To the extent that the Fund effects its creations and redemptions partially for cash, rather than for in-kind securities, it may be required to sell portfolio securities and subsequently recognize gains on such sales that the Fund might not have recognized if it were to distribute portfolio securities in-kind. Therefore, investments in Fund shares may be less tax-efficient than an investment in an ETF that distributes portfolio securities entirely in-kind.

Performance Information

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing the changes in the performance from year to year and how the Fund’s average annual returns compare against the Target Index and a broad-based securities market index. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For current performance information, please visit the Fund’s website at www.oshares.com.

For the periods shown in the bar chart above:

Best Quarter	June 30, 2020	52.99%
Worst Quarter	September 30, 2019	(6.55)%

The year-to-date return as of the calendar quarter ended September 30, 2021 is (2.36)%.

Average Annual Total Returns (for the periods ended December 31, 2020)	One Year	Since Inception (June 5, 2018)
Before Taxes	107.22%	35.12%
After Taxes on Distributions	107.22%	35.12%
After Taxes on Distributions and Sale of Shares	63.47%	28.10%
O’Shares Global Internet Giants Index(1)	108.29%	35.79%
NASDAQ-100 Index(1)	48.88%	26.97%
(1)	Index performance shown in the table is total return, which assumes reinvestment of any dividends and distributions during the time periods shown.

Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax- advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns may exceed the return before taxes due to an assumed tax benefit from realizing a capital loss on a sale of shares.

Management

Investment Adviser: O’Shares Investment Advisers, LLC

Sub-Adviser: Vident Investment Advisory, LLC

Portfolio Managers: The following table lists the persons responsible for day-to-day management of the Fund’s portfolio:

Employee	Length of Service	Title
Austin Wen, CFA	Since October 2018	Co-Portfolio Manager
Rafael Zayas, CFA	Since June 2020	Co-Portfolio Manager

Purchase and Sale of Fund Shares

The Fund is an ETF. Individual Fund shares may only be purchased and sold in the secondary market through a broker-dealer and investors may pay a commission to such broker-dealers in connection with their purchase or sale. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund issues or redeems shares aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to Authorized Participants who have entered into agreements with the Fund’s distributor. The Fund will generally issue or redeem Creation Units in return for a basket of securities that the Fund specifies each day. However, the Fund also reserves the right to permit or require Creation Units to be issued, fully or partially, in exchange for cash.

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.oshares.com.

Tax Information

The Fund’s distributions are expected to be taxable as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Such tax-advantaged arrangements may be taxed as ordinary income upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

O’Shares Europe Quality Dividend ETF

Investment Objective

The Fund seeks to track the performance (before fees and expenses) of the O’Shares Europe Quality Dividend Index (the “Target Index”).

Fees and Expenses

This table describes the fees and expenses you may pay if you buy, hold and sell shares in the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses you pay each year as a % of the value of your investment)

Management Fees	0.48%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses	0.00%
Total Annual Fund Operating Expenses	0.48%

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not sell your shares, your costs would be:

1 YEAR	3 YEARS	5 YEARS	10 YEARS
$49	$154	$269	$604

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the example, affect the Fund’s performance. During the most recent fiscal year, the portfolio turnover rate of the Fund was 42% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to track the performance (before fees and expenses) of the Target Index.

The Target Index is designed to measure the performance of publicly-listed large-capitalization and mid-capitalization dividend-paying issuers in Europe that meet certain market capitalization, liquidity, high quality, low volatility and dividend yield thresholds, as determined by O’Shares Investment Advisers, LLC (the “Index Provider”). The high quality and low volatility requirements are designed to reduce exposure to high dividend equities that have experienced large price declines.

The constituents of the Target Index are selected from the S-Network Europe Equity 500 Index. S-Network Global Indexes Inc. determines eligible securities for the S-Network Europe Equity 500 Index in accordance with the S-Network Country Classification System, based on measures such as country of incorporation, country of domicile, country of primary listing and country in which the greatest percentage of revenue is generated. As of June 30, 2021, the Target Index consisted of 50 securities.

The Target Index is constructed using a proprietary, rules-based methodology designed to select equity securities from the S-Network Europe Equity 500 Index that have exposure to the following four factors: 1) quality, 2) low volatility, 3) dividend yield and 4) dividend quality. The “quality” factor is calculated by combining measures of profitability and leverage with the objective of identifying companies with strong profitability and balance sheets. The “low volatility” factor measures the risk of price moves for a security with the objective of reducing allocations to riskier companies. The “dividend yield” factor measures the income generated by an investment with the objective of identifying companies with higher dividend yields. The “dividend quality” factor measures the income available to a company to pay dividends to common shareholders together with the growth of a company’s dividends over time, with the objective of identifying companies with less risk of dividend cuts or suspensions.

Each company in the S-Network Europe Equity 500 Index is weighted based on: (i) the company’s market capitalization weight in the S-Network Europe Equity 500 Index, as adjusted by (ii) the quality, low volatility, dividend yield and dividend quality factors, with the quality and low volatility factors receiving greater emphasis. The inclusion of each company is then subject to certain constraints (e.g., diversification, capacity and sector) prior to adjusting the final weights in the Target Index. The diversification constraint limits maximum position weights. All stocks included in the S-Network Europe Equity 500 Index are screened for free float (the number of shares readily available for purchase on the open market) and average daily trading volume. The sector constraints limit sector deviations. The Target Index is rebalanced quarterly and reconstituted annually. Individual index constituent weights are capped at 5% at each quarterly rebalance to avoid overexposure to any single security. The Target Index’s investable universe includes companies from the following GICS sectors within the S-Network Europe Equity 500 Index: Communication Services, Consumer Discretionary, Consumer Staples, Financials, Health Care, Industrials, Information Technology, and Utilities.

The Fund may use either a replication strategy or representative sampling strategy in seeking to track the performance of the Target Index. Under a replication strategy, the Fund intends to replicate the constituent securities of the Target Index as closely as possible. Under a representative sampling strategy, the Fund would invest in what it believes to be a representative sample of the component securities of the Target Index. The Fund may use a representative sampling strategy when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of securities to follow the Target Index (e.g., where the Target Index contains component securities too numerous to efficiently purchase or sell); or, in certain instances, when a component security of the Target Index becomes temporarily illiquid, unavailable or less liquid. The Fund may also use a representative sampling strategy to exclude less liquid component securities contained in the Target Index from the Fund’s portfolio in order to create a more tradable portfolio and improve arbitrage opportunities. To the extent the Fund uses a representative sampling strategy, it may not track the Target Index with the same degree of accuracy as would an investment vehicle replicating the entire index.

Under normal market conditions, the Fund will invest at least 80% of its total assets in the components of the Target Index and in depositary receipts representing such securities. To the extent that the Target Index concentrates (i.e., holds 25% or more of its net assets) in the securities of a particular industry or group of industries, the Fund is expected to concentrate to approximately the same extent.

The Fund may invest up to 20% of its total assets in investments not included in the Target Index, but which Vident Investment Advisory, LLC (the “Sub-Adviser”) believes will help the Fund track the Target Index. For example, there may be instances in which the Sub-Adviser may choose to purchase or sell investments, including exchange-traded funds (“ETF”) and other investment company securities, and cash and cash equivalents, as substitutes for one or more Target Index components or in anticipation of changes in the Target Index’s components.

The Target Index methodology was developed by the Index Provider, an affiliate of the Fund.

Principal Investment Risks

There can be no guarantee that the Fund will achieve its investment objective. The Fund is an ETF, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund. The Fund is subject to the principal investment risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective.

Market Events Risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve and/or other government actors, such as increasing interest rates, could cause increased volatility in financial markets and disruption in the creation/redemption process of the Fund, which could have a negative impact on the Fund.

COVID-19 Risk. The value of the securities in which the Fund invests may be affected by certain events or developments that adversely interrupt the global supply chain such as pandemics. The outbreak of COVID-19 and aggressive measures taken worldwide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the Fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the Fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

Multifactor Risk. The Target Index, and thus the Fund, seeks to achieve specific factor exposures identified in the Fund’s principal investment strategies above. There can be no assurance that targeting exposure to such factors will enhance the Fund’s performance over time, and targeting exposure to certain factors may detract from performance in some market environments. There is no guarantee the Index Provider’s methodology will be successful in creating an index that achieves the specific factor exposures identified above.

Quality Stocks Risk. This style of investing is subject to the risk that the past performance of these companies does not continue or that the returns on “quality” equity securities are less than returns on other styles of investing or the overall stock market. In addition, there may be periods when quality investing is out of favor and during which the investment performance of a fund using a quality strategy may suffer.

Dividend-Paying Stocks Risk. The Fund’s emphasis on dividend-paying stocks involves the risk that such stocks may fall out of favor with investors and underperform the market. Also, a company may reduce or eliminate its dividend after the Fund’s purchase of such a company’s securities.

Volatility Risk. There is a risk that the present and future volatility of a security, relative to the S-Network Europe Equity 500 Index, will not be the same as it historically has been and thus that the Target Index will not be exposed to the less volatile securities in the S-Network Europe Equity 500 Index. Volatile stocks are subject to sharp swings in value.

Europe Risk. Decreasing imports or exports, changes in governmental or European Union (the “EU”) regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the securities of EU issuers. The European financial markets have recently experienced volatility and adversity due to concerns about economic downturns, or rising government debt levels, in several European countries. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe. The risk of investing in Europe may be heightened due to the United Kingdom’s withdrawal from membership in the EU. In addition, if one or more countries were to exit the EU or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably. Any such event could have a material adverse impact on the value and risk profile of the Fund’s portfolio.

Foreign Investment Risk. Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Exposures to foreign securities entail special risks, including due to: differences in information available about foreign issuers; differences in investor protection standards in other jurisdictions; capital controls risks, including the risk of a foreign jurisdiction imposing restrictions on the ability to repatriate or transfer currency or other assets; political, diplomatic and economic risks; regulatory risks; and foreign market and trading risks, including the costs of trading and risks of settlement in foreign jurisdictions. In addition, the Fund’s investments in securities denominated in other currencies could decline due to changes in local currency relative to the value of the U.S. dollar, which may affect the Fund’s returns.

Geographic Concentration Risk. Because the Fund’s investments may be concentrated in a particular geographic region or country, the value of Fund shares may be affected by events that adversely affect that region or country and may fluctuate more than that of a less concentrated fund.

Index-Related Risk. The Fund is managed with an investment strategy that attempts to track the performance of the Target Index. As a result, the Fund expects to hold constituent securities of the Target Index regardless of their current or projected performance. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Risks related to the Index Provider. There is no assurance that the Index Provider or the index calculation agent will compile the Target Index accurately, or that the Target Index will be determined, composed or calculated accurately. While the Index Provider provides descriptions of what the Target Index is designed to achieve, the Index Provider does not guarantee the quality, accuracy or completeness of data in respect of its indexes, and does not guarantee that the Target Index will be in line with its described index methodology. Any gains, losses or costs to the Fund that are caused by Index Provider or index calculation agent errors will therefore be borne by the Fund and its shareholders. The Target Index is new and has a limited performance history. The foregoing risks may be greater for a new index.

Sampling Risk. To the extent the Fund uses a representative sampling approach, it will hold a smaller number of securities than are in the Target Index. As a result, an adverse development respecting a security held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Target Index. Conversely, a positive development relating to a security in the Target Index that is not held by the Fund could cause the Fund to underperform the Target Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Target Index. Tracking error may occur due to, among other things, fees and expenses paid by the Fund, including the cost of buying and selling securities that are not reflected in the Target Index. If the Fund is small, it may experience greater tracking error. If the Fund is not fully invested, holding cash balances may prevent it from tracking the Target Index. In addition, the Fund’s NAV may deviate from the Target Index if the Fund fair values a portfolio security at a price other than the price used by the Target Index for that security. To the extent the Fund uses a representative sampling strategy to track the Target Index, such a strategy may produce greater tracking error than if the Fund employed a full replication strategy.

Premium-Discount Risk. Fund shares may trade above or below their NAV on the Exchange. The market prices of Fund shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Fund shares. Therefore, you may pay more than NAV when you buy shares of the Fund on the Exchange, and you may receive less than NAV when you sell those shares on the Exchange. This risk is separate and distinct from the risk that the NAV of Fund shares may decrease.

Secondary Market Trading Risk. Investors buying or selling Fund shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Fund shares. Although the Fund’s shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Fund shares on the Exchange may be halted.

International Closed Market Trading Risk. Because the Fund’s underlying securities trade on markets that may be closed when the Exchange is open, there are likely to be deviations between current pricing of an underlying security and stale pricing resulting in the Fund trading at a discount or premium to NAV that may be greater than those incurred by other ETFs.

Concentration Risk. To the extent that the Target Index is concentrated in a particular industry or group of industries, the Fund is also expected to be concentrated in that industry or group of industries, which may subject the Fund to a greater loss as a result of adverse economic, business or other developments affecting that industry or group of industries.

Sector Risk. To the extent the Target Index, and thereby the Fund, emphasizes, from time to time, investments in a particular sector, the Fund is subject to a greater degree to the risks particular to that sector. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of those sectors.

Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.

Large Capitalization Securities Risk. The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

Mid-Capitalization Securities Risk. The securities of mid-capitalization companies are often more volatile and less liquid than the securities of larger companies and may be more affected than other types of securities during market downturns. Compared to larger companies, mid-capitalization companies may have a shorter history of operations, and may have limited product lines, markets or financial resources.

ETFs and Other Investment Companies Risk. The risks of investing in securities of ETFs and other investment companies typically reflect the risks of the types of instruments in which the underlying ETF or other investment company invests. In addition, with such investments, the Fund indirectly bears its proportionate share of the fees and expenses of the underlying entity. As a result, the Fund’s operating expenses may be higher and performance may be lower.

Depositary Receipts Risk. The risks of investments in depositary receipts are substantially similar to Foreign Investment Risk. In addition, depositary receipts may not track the price of the underlying foreign securities and their value may change materially at times when the U.S. markets are not open for trading.

Liquidity Risk. Liquidity risk exists when investments are difficult to purchase or sell. This can reduce the Fund’s returns because the Fund or an entity in which it invests may be unable to transact at advantageous times or prices.

Authorized Participants Concentration Risk. The Fund has a limited number of financial institutions that may purchase and redeem Fund shares directly from the Fund (“Authorized Participants”). To the extent they cannot or are otherwise unwilling to engage in creation and redemption transactions with the Fund and no other Authorized Participant steps in, shares of the Fund may trade like closed-end fund shares at a significant discount to NAV and may face trading halts and/or delisting from the Exchange. This risk may be more pronounced in volatile markets, potentially where there are significant redemptions in ETFs generally.

Cash and Cash Equivalents Risk. Holding cash or cash equivalents, even strategically, may lead to missed investment opportunities. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising.

Performance Information

The Fund has adopted the historical performance of O’Shares FTSE Europe Quality Dividend ETF (the “Predecessor Fund”), a series of FQF Trust. The returns presented for the Fund reflect the performance of the Predecessor Fund. The Fund has adopted the historical performance of the Predecessor Fund as the result of a reorganization in which the Fund acquired all of the assets, subject to liabilities, of the Predecessor Fund on June 28, 2018. At the time of the reorganization, the investment objectives of the Predecessor Fund and the Fund were identical and the investment strategies of the Predecessor Fund and the Fund were substantially the same.

Effective June 1, 2020, the Fund’s underlying index was changed to the O’Shares Europe Quality Dividend Index (the “Target Index”) from the FTSE Developed Europe Qual/Vol/Yield 5% Capped Factor Index (the “Former Index”). Thus, Fund performance shown below through May 31, 2020 reflects the Fund seeking to track the performance of the Former Index, and Fund performance shown below beginning June 1, 2020 reflects the Fund seeking to track the performance of the Target Index. In addition, the Target Index performance shown below reflects the blended performance of the Former Index through May 31, 2020 and the Target Index thereafter.

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provide an indication of the risks of investing in the Fund by showing the changes in the performance from year to year and how the Fund’s average annual returns compare against the Target Index and a broad-based securities market index. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future. For current performance information, please visit the Fund’s website at www.oshares.com.

For the periods shown in the bar chart above:

Best Quarter	June 30, 2020	10.89%
Worst Quarter	March 31, 2020	(20.66)%

The year-to-date return as of the calendar quarter ended September 30, 2021 is 12.16%.

Average Annual Total Returns (for the periods ended December 31, 2020)	One Year	Five Year	Since Inception (August 19, 2015)
Before Taxes	0.19%	4.92%	3.13%
After Taxes on Distributions	(0.59)%	4.33%	2.56%
After Taxes on Distributions and Sale of Shares	0.82%	3.99%	2.57%
O’Shares Europe Quality Dividend Index(1)(2)	2.33%	5.79%	3.95%
EURO STOXX 50 Net Return USD Index(1)	5.51%	6.83%	4.79%
(1)	Index performance shown in the table is total return, which assumes reinvestment of any dividends and distributions during the time periods shown.
(2)

The O’Shares Europe Quality Dividend Index performance information reflects the blended performance of the FTSE Developed Europe Qual/Vol/Yield 5% Capped Factor Index through May 31, 2020 and the O’Shares Europe Quality Dividend Index thereafter.

The performance shown is net of taxes on dividends paid by the international securities issuers in the index. Average annual total returns are shown on a before- and after-tax basis for the Fund. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold shares through tax- advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns may exceed the return before taxes due to an assumed tax benefit from realizing a capital loss on a sale of shares.

Management

Investment Adviser: O’Shares Investment Advisers, LLC

Sub-Adviser: Vident Investment Advisory, LLC

Portfolio Managers: The following table lists the persons responsible for day-to-day management of the Fund’s portfolio:

Employee	Length of Service	Title
Austin Wen, CFA	Since May 2020	Co-Portfolio Manager
Rafael Zayas, CFA	Since June 2020	Co-Portfolio Manager

Purchase and Sale of Fund Shares

The Fund is an ETF. Individual Fund shares may only be purchased and sold in the secondary market through a broker-dealer and investors may pay a commission to such broker-dealers in connection with their purchase or sale. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund issues or redeems shares aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to Authorized Participants who have entered into agreements with the Fund’s distributor. The Fund will generally issue or redeem Creation Units in return for a basket of securities that the Fund specifies each day. However, the Fund also reserves the right to permit or require Creation Units to be issued, fully or partially, in exchange for cash.

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.oshares.com.

Tax Information

The Fund’s distributions are expected to be taxable as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Such tax-advantaged arrangements may be taxed as ordinary income upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

O’Shares U.S. Large Cap Quality Growth ETF

Investment Objective

The Fund seeks to track the performance (before fees and expenses) of the O’Shares U.S. Large Cap Quality Growth Index (the “Target Index”).

Fees and Expenses

This table describes the fees and expenses you may pay if you buy, hold and sell shares in the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses you pay each year as a % of the value of your investment)

Management Fees	0.48%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.48%
(1)	Based on estimated amounts for the current fiscal year.

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not sell your shares, your costs would be:

1 YEAR	3 YEARS
$49	$154

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the example, affect the Fund’s performance. Because the Fund has not yet commenced operations, it does not have a portfolio turnover rate to provide.

Principal Investment Strategies

The Fund seeks to track the performance (before fees and expenses) of the Target Index.

The Target Index is designed to reflect the performance of publicly-listed large capitalization issuers in the United States exhibiting quality and growth characteristics as determined by O’Shares Investment Advisers, LLC (the “Index Provider”).

The Target Index is constructed using a proprietary, rules-based methodology designed to select equity securities from the 1000 largest U.S. stocks (by market capitalization), selecting those that have exposure to the following factors: 1) quality and 2) growth. The “quality” factor is defined as profitability (growth in return on assets). The “growth” factor combines growth in earnings and revenue. Composite quality and growth ratings are determined for each stock and blended, resulting in a combined quality and growth rating. The top ranked stocks in each sector based on their combined quality and growth rating are selected for inclusion. The Target Index excludes pass-through securities such as real estate investment trusts (“REITs”), master limited partnerships (“MLPs”), business development companies (“BDCs”) and closed-end funds (“CEFs”).

Stock weightings in the Target Index are determined according to a modified market capitalization weighting method, using the float-adjusted market capitalization (calculated by taking the security’s price and multiplying it by the number of shares readily available for purchase on the open market) and the combined quality and growth rating, subject to constraints for diversification, capacity and industry. The diversification constraint limits maximum position weights. The capacity criteria include primary exchange listing, minimum capitalization, minimum price and minimum average daily trading volume requirements. The industry constraints limit sector deviations. The Target Index is rebalanced quarterly and reconstituted semi-annually. At the quarterly rebalance, a capping methodology is applied to limit individual stock concentration and increase diversification in the Target Index. The Target Index is expected to be comprised of approximately 100 securities.

The Fund may use either a replication strategy or representative sampling strategy in seeking to track the performance of the Target Index. Under a replication strategy, the Fund intends to replicate the constituent securities of the Target Index as closely as possible. Under a representative sampling strategy, the Fund would invest in what it believes to be a representative sample of the component securities of the Target Index. The Fund may use a representative sampling strategy when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of securities to follow the Target Index (e.g., where the Target Index contains component securities too numerous to efficiently purchase or sell); or, in certain instances, when a component security of the Target Index becomes temporarily illiquid, unavailable or less liquid. The Fund may also use a representative sampling strategy to exclude less liquid component securities contained in the Target Index from the Fund’s portfolio in order to create a more tradable portfolio and improve arbitrage opportunities. To the extent the Fund uses a representative sampling strategy, it may not track the Target Index with the same degree of accuracy as would an investment vehicle replicating the entire index.

Under normal market conditions, the Fund will invest at least 80% of its total assets in the components of the Target Index. To the extent that the Target Index concentrates (i.e., holds 25% or more of its net assets) in the securities of a particular industry or group of industries, the Fund is expected to concentrate to approximately the same extent. The Information Technology sector is expected to represent a substantial portion of the Target Index.

The Fund may invest up to 20% of its total assets in investments not included in the Target Index, but which Vident Investment Advisory, LLC (the “Sub-Adviser”) believes will help the Fund track the Target Index. For example, there may be instances in which the Sub-Adviser may choose to purchase or sell investments, including exchange-traded funds (“ETF”) and other investment company securities, and cash and cash equivalents, as substitutes for one or more Target Index components or in anticipation of changes in the Target Index’s components.

The Target Index methodology was developed by the Index Provider, an affiliate of the Fund.

Principal Investment Risks

There can be no guarantee that the Fund will achieve its investment objective. The Fund is an ETF, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund. The Fund is subject to the principal investment risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective.

Market Events Risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve and/or other government actors, such as increasing interest rates, could cause increased volatility in financial markets and disruption in the creation/redemption process of the Fund, which could have a negative impact on the Fund.

COVID-19 Risk. The value of the securities in which the Fund invests may be affected by certain events or developments that adversely interrupt the global supply chain such as pandemics. The outbreak of COVID-19 and aggressive measures taken worldwide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the Fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the Fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

Multifactor Risk. The Target Index, and thus the Fund, seeks to achieve specific factor exposures identified in the Fund’s principal investment strategies above. There can be no assurance that targeting exposure to such factors will enhance the Fund’s performance over time, and targeting exposure to certain factors may detract from performance in some market environments. There is no guarantee the Index Provider’s methodology will be successful in creating an index that achieves the specific factor exposures identified above.

Quality Stocks Risk. This style of investing is subject to the risk that the past performance of these companies does not continue or that the returns on “quality” equity securities are less than returns on other styles of investing or the overall stock market. In addition, there may be periods when quality investing is out of favor and during which the investment performance of a fund using a quality strategy may suffer.

Growth Securities Risk. The Fund invests in securities exhibiting growth characteristics. Growth securities may be more volatile and perform differently than the broad market. They may underperform when compared to securities with different characteristics. Growth securities may be sensitive to economic conditions and tend to perform better during periods of economic recovery (although there is no assurance that they will continue to do so). As a result, growth securities may outperform or underperform the broad market over time.

Index-Related Risk. The Fund is managed with an investment strategy that attempts to track the performance of the Target Index. As a result, the Fund expects to hold constituent securities of the Target Index regardless of their current or projected performance. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Risks related to the Index Provider. There is no assurance that the Index Provider or the index calculation agent will compile the Target Index accurately, or that the Target Index will be determined, composed or calculated accurately. While the Index Provider provides descriptions of what the Target Index is designed to achieve, the Index Provider does not guarantee the quality, accuracy or completeness of data in respect of its indexes, and does not guarantee that the Target Index will be in line with its described index methodology. Any gains, losses or costs to the Fund that are caused by Index Provider or index calculation agent errors will therefore be borne by the Fund and its shareholders. The Target Index is new and has a limited performance history. The foregoing risks may be greater for a new index.

Sampling Risk. To the extent the Fund uses a representative sampling approach, it will hold a smaller number of securities than are in the Target Index. As a result, an adverse development respecting a security held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Target Index. Conversely, a positive development relating to a security in the Target Index that is not held by the Fund could cause the Fund to underperform the Target Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Target Index. Tracking error may occur due to, among other things, fees and expenses paid by the Fund, including the cost of buying and selling securities that are not reflected in the Target Index. If the Fund is small, it may experience greater tracking error. If the Fund is not fully invested, holding cash balances may prevent it from tracking the Target Index. In addition, the Fund’s NAV may deviate from the Target Index if the Fund fair values a portfolio security at a price other than the price used by the Target Index for that security. To the extent the Fund uses a representative sampling strategy to track the Target Index, such a strategy may produce greater tracking error than if the Fund employed a full replication strategy.

Premium-Discount Risk. Fund shares may trade above or below their NAV on the Exchange. The market prices of Fund shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Fund shares. Therefore, you may pay more than NAV when you buy shares of the Fund on the Exchange, and you may receive less than NAV when you sell those shares on the Exchange. This risk is separate and distinct from the risk that the NAV of Fund shares may decrease.

Secondary Market Trading Risk. Investors buying or selling Fund shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Fund shares. Although the Fund’s shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Fund shares on the Exchange may be halted.

Concentration Risk. To the extent that the Target Index is concentrated in a particular industry or group of industries, the Fund is also expected to be concentrated in that industry or group of industries, which may subject the Fund to a greater loss as a result of adverse economic, business or other developments affecting that industry or group of industries.

Sector Risk. To the extent the Target Index, and thereby the Fund, emphasizes, from time to time, investments in a particular sector, the Fund is subject to a greater degree to the risks particular to that sector. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of those sectors.

Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.

Large Capitalization Securities Risk. The securities of large market capitalization companies may underperform other segments of the market because such companies may be less responsive to competitive challenges and opportunities and may be unable to attain high growth rates during periods of economic expansion.

ETFs and Other Investment Companies Risk. The risks of investing in securities of ETFs and other investment companies typically reflect the risks of the types of instruments in which the underlying ETF or other investment company invests. In addition, with such investments, the Fund indirectly bears its proportionate share of the fees and expenses of the underlying entity. As a result, the Fund’s operating expenses may be higher and performance may be lower.

Authorized Participants Concentration Risk. The Fund has a limited number of financial institutions that may purchase and redeem Fund shares directly from the Fund (“Authorized Participants”). To the extent they cannot or are otherwise unwilling to engage in creation and redemption transactions with the Fund and no other Authorized Participant steps in, shares of the Fund may trade like closed-end fund shares at a significant discount to NAV and may face trading halts and/or delisting from the Exchange. This risk may be more pronounced in volatile markets, potentially where there are significant redemptions in ETFs generally.

Cash and Cash Equivalents Risk. Holding cash or cash equivalents, even strategically, may lead to missed investment opportunities. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising.

Performance Information

Performance information will be available in the Prospectus after the Fund has been in operation for one full calendar year. When provided, the information will provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns compare with a broad measure of market performance. Past performance does not necessarily indicate how the Fund will perform in the future.

Management

Investment Adviser: O’Shares Investment Advisers, LLC (the “Adviser”)

Sub-Adviser: Vident Investment Advisory, LLC

Portfolio Managers: The following table lists the persons responsible for day-to-day management of the Fund’s portfolio:

Employee	Length of Service	Title
Austin Wen, CFA	Since inception	Co-Portfolio Manager
Rafael Zayas, CFA	Since inception	Co-Portfolio Manager

Purchase and Sale of Fund Shares

The Fund is an ETF. Individual Fund shares may only be purchased and sold in the secondary market through a broker-dealer and investors may pay a commission to such broker-dealers in connection with their purchase or sale. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund issues or redeems shares aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to Authorized Participants who have entered into agreements with the Fund’s distributor. The Fund will generally issue or redeem Creation Units in return for a basket of securities that the Fund specifies each day. However, the Fund also reserves the right to permit or require Creation Units to be issued, fully or partially, in exchange for cash.

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.oshares.com.

Tax Information

The Fund’s distributions are expected to be taxable as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Such tax-advantaged arrangements may be taxed as ordinary income upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

O’Shares U.S. Small Cap Quality Growth ETF

Investment Objective

The Fund seeks to track the performance (before fees and expenses) of the O’Shares U.S. Small Cap Quality Growth Index (the “Target Index”).

Fees and Expenses

This table describes the fees and expenses you may pay if you buy, hold and sell shares in the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and example below.

Annual Fund Operating Expenses (expenses you pay each year as a % of the value of your investment)

Management Fees	0.48%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses(1)	0.00%
Total Annual Fund Operating Expenses	0.48%

(1)	Based on estimated amounts for the current fiscal year.

Example

The following example is intended to help you compare the cost of investing in the Fund with the costs of investing in other funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same each year. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not sell your shares, your costs would be:

1 YEAR	3 YEARS
$49	$154

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher turnover rate may indicate higher transaction costs and may result in higher taxes when the Fund’s shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or the example, affect the Fund’s performance. Because the Fund has not yet commenced operations, it does not have a portfolio turnover rate to provide.

Principal Investment Strategies

The Fund seeks to track the performance (before fees and expenses) of the Target Index.

The Target Index is designed to reflect the performance of publicly-listed small capitalization issuers in the United States exhibiting quality and growth characteristics as determined by O’Shares Investment Advisers, LLC (the “Index Provider”).

The Target Index is constructed using a proprietary, rules-based methodology designed to select equity securities from 2000 U.S. small capitalization stocks (defined as the 1001st through 3000th largest U.S. companies by market capitalization), selecting those that have exposure to the following factors: 1) quality and 2) growth. The “quality” factor is defined as profitability (growth in return on assets). The “growth” factor combines growth in earnings and revenue. Composite quality and growth ratings are determined for each stock and blended, resulting in a combined quality and growth rating. The top ranked stocks in each sector based on their combined quality and growth rating are selected for inclusion. The Target Index excludes pass-through securities such as real estate investment trusts (“REITs”), master limited partnerships (“MLPs”), business development companies (“BDCs”) and closed-end funds (“CEFs”).

Stock weightings in the Target Index are determined according to a modified market capitalization weighting method, using the float-adjusted market capitalization (calculated by taking the security’s price and multiplying it by the number of shares readily available for purchase on the open market) and the combined quality and growth rating, subject to constraints for diversification, capacity and industry. The diversification constraint limits maximum position weights. The capacity criteria include primary exchange listing, minimum capitalization, minimum price and minimum average daily trading volume requirements. The industry constraints limit sector deviations. The Target Index is rebalanced quarterly and reconstituted semi-annually. At the quarterly rebalance, a capping methodology is applied to limit individual stock concentration and increase diversification in the Target Index. The Target Index is expected to be comprised of approximately 200 securities.

The Fund may use either a replication strategy or representative sampling strategy in seeking to track the performance of the Target Index. Under a replication strategy, the Fund intends to replicate the constituent securities of the Target Index as closely as possible. Under a representative sampling strategy, the Fund would invest in what it believes to be a representative sample of the component securities of the Target Index. The Fund may use a representative sampling strategy when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of securities to follow the Target Index (e.g., where the Target Index contains component securities too numerous to efficiently purchase or sell); or, in certain instances, when a component security of the Target Index becomes temporarily illiquid, unavailable or less liquid. The Fund may also use a representative sampling strategy to exclude less liquid component securities contained in the Target Index from the Fund’s portfolio in order to create a more tradable portfolio and improve arbitrage opportunities. To the extent the Fund uses a representative sampling strategy, it may not track the Target Index with the same degree of accuracy as would an investment vehicle replicating the entire index.

Under normal market conditions, the Fund will invest at least 80% of its total assets in the components of the Target Index. To the extent that the Target Index concentrates (i.e., holds 25% or more of its net assets) in the securities of a particular industry or group of industries, the Fund is expected to concentrate to approximately the same extent. The following sectors are expected to represent a substantial portion of the Target Index: Healthcare and Information Technology.

The Fund may invest up to 20% of its total assets in investments not included in the Target Index, but which Vident Investment Advisory, LLC (the “Sub-Adviser”) believes will help the Fund track the Target Index. For example, there may be instances in which the Sub-Adviser may choose to purchase or sell investments, including exchange-traded funds (“ETF”) and other investment company securities, and cash and cash equivalents, as substitutes for one or more Target Index components or in anticipation of changes in the Target Index’s components.

The Target Index methodology was developed by the Index Provider, an affiliate of the Fund.

Principal Investment Risks

There can be no guarantee that the Fund will achieve its investment objective. The Fund is an ETF, not a bank deposit, and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Fund. The Fund is subject to the principal investment risks noted below, any of which may adversely affect the Fund’s net asset value (“NAV”), trading price, yield, total return and ability to meet its investment objective.

Market Events Risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. Turbulence in the financial markets and reduced liquidity may negatively affect issuers, which could have an adverse effect on the Fund. In addition, there is a risk that policy changes by the U.S. Government, Federal Reserve and/or other government actors, such as increasing interest rates, could cause increased volatility in financial markets and disruption in the creation/redemption process of the Fund, which could have a negative impact on the Fund.

COVID-19 Risk. The value of the securities in which the Fund invests may be affected by certain events or developments that adversely interrupt the global supply chain such as pandemics. The outbreak of COVID-19 and aggressive measures taken worldwide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent the Fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the Fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

Multifactor Risk. The Target Index, and thus the Fund, seeks to achieve specific factor exposures identified in the Fund’s principal investment strategies above. There can be no assurance that targeting exposure to such factors will enhance the Fund’s performance over time, and targeting exposure to certain factors may detract from performance in some market environments. There is no guarantee the Index Provider’s methodology will be successful in creating an index that achieves the specific factor exposures identified above.

Quality Stocks Risk. This style of investing is subject to the risk that the past performance of these companies does not continue or that the returns on “quality” equity securities are less than returns on other styles of investing or the overall stock market. In addition, there may be periods when quality investing is out of favor and during which the investment performance of a fund using a quality strategy may suffer.

Growth Securities Risk. The Fund invests in securities exhibiting growth characteristics. Growth securities may be more volatile and perform differently than the broad market. They may underperform when compared to securities with different characteristics. Growth securities may be sensitive to economic conditions and tend to perform better during periods of economic recovery (although there is no assurance that they will continue to do so). As a result, growth securities may outperform or underperform the broad market over time.

Small and Mid-Capitalization Securities Risk. The securities of small and mid-capitalization companies are often more volatile and less liquid than the securities of larger companies and may be more affected than other types of securities during market downturns. Compared to larger companies, small and mid-capitalization companies may have a shorter history of operations, and may have limited product lines, markets or financial resources.

Index-Related Risk. The Fund is managed with an investment strategy that attempts to track the performance of the Target Index. As a result, the Fund expects to hold constituent securities of the Target Index regardless of their current or projected performance. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Risks related to the Index Provider. There is no assurance that the Index Provider or the index calculation agent will compile the Target Index accurately, or that the Target Index will be determined, composed or calculated accurately. While the Index Provider provides descriptions of what the Target Index is designed to achieve, the Index Provider does not guarantee the quality, accuracy or completeness of data in respect of its indexes, and does not guarantee that the Target Index will be in line with its described index methodology. Any gains, losses or costs to the Fund that are caused by Index Provider or index calculation agent errors will therefore be borne by the Fund and its shareholders. The Target Index is new and has a limited performance history. The foregoing risks may be greater for a new index.

Sampling Risk. To the extent the Fund uses a representative sampling approach, it will hold a smaller number of securities than are in the Target Index. As a result, an adverse development respecting a security held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in the Target Index. Conversely, a positive development relating to a security in the Target Index that is not held by the Fund could cause the Fund to underperform the Target Index. To the extent the assets in the Fund are smaller, these risks will be greater.

Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of the Target Index. Tracking error may occur due to, among other things, fees and expenses paid by the Fund, including the cost of buying and selling securities that are not reflected in the Target Index. If the Fund is small, it may experience greater tracking error. If the Fund is not fully invested, holding cash balances may prevent it from tracking the Target Index. In addition, the Fund’s NAV may deviate from the Target Index if the Fund fair values a portfolio security at a price other than the price used by the Target Index for that security. To the extent the Fund uses a representative sampling strategy to track the Target Index, such a strategy may produce greater tracking error than if the Fund employed a full replication strategy.

Premium-Discount Risk. Fund shares may trade above or below their NAV on the Exchange. The market prices of Fund shares will generally fluctuate in accordance with changes in NAV as well as the relative supply of, and demand for, Fund shares. Therefore, you may pay more than NAV when you buy shares of the Fund on the Exchange, and you may receive less than NAV when you sell those shares on the Exchange. This risk is separate and distinct from the risk that the NAV of Fund shares may decrease.

Secondary Market Trading Risk. Investors buying or selling Fund shares in the secondary market may pay brokerage commissions or other charges, which may be a significant proportional cost for investors seeking to buy or sell relatively small amounts of Fund shares. Although the Fund’s shares are listed on the Exchange, there can be no assurance that an active or liquid trading market for them will develop or be maintained. In addition, trading in Fund shares on the Exchange may be halted.

Concentration Risk. To the extent that the Target Index is concentrated in a particular industry or group of industries, the Fund is also expected to be concentrated in that industry or group of industries, which may subject the Fund to a greater loss as a result of adverse economic, business or other developments affecting that industry or group of industries.

Sector Risk. To the extent the Target Index, and thereby the Fund, emphasizes, from time to time, investments in a particular sector, the Fund is subject to a greater degree to the risks particular to that sector. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of those sectors.

Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally.

ETFs and Other Investment Companies Risk. The risks of investing in securities of ETFs and other investment companies typically reflect the risks of the types of instruments in which the underlying ETF or other investment company invests. In addition, with such investments, the Fund indirectly bears its proportionate share of the fees and expenses of the underlying entity. As a result, the Fund’s operating expenses may be higher and performance may be lower.

Liquidity Risk. Liquidity risk exists when investments are difficult to purchase or sell. This can reduce the Fund’s returns because the Fund or an entity in which it invests may be unable to transact at advantageous times or prices.

Authorized Participants Concentration Risk. The Fund has a limited number of financial institutions that may purchase and redeem Fund shares directly from the Fund (“Authorized Participants”). To the extent they cannot or are otherwise unwilling to engage in creation and redemption transactions with the Fund and no other Authorized Participant steps in, shares of the Fund may trade like closed-end fund shares at a significant discount to NAV and may face trading halts and/or delisting from the Exchange. This risk may be more pronounced in volatile markets, potentially where there are significant redemptions in ETFs generally.

Cash and Cash Equivalents Risk. Holding cash or cash equivalents, even strategically, may lead to missed investment opportunities. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising.

Performance Information

Performance information will be available in the Prospectus after the Fund has been in operation for one full calendar year. When provided, the information will provide some indication of the risks of investing in the Fund by showing how the Fund’s average annual returns compare with a broad measure of market performance. Past performance does not necessarily indicate how the Fund will perform in the future.

Management

Investment Adviser: O’Shares Investment Advisers, LLC (the “Adviser”)

Sub-Adviser: Vident Investment Advisory, LLC

Portfolio Managers: The following table lists the persons responsible for day-to-day management of the Fund’s portfolio:

Employee	Length of Service	Title
Austin Wen, CFA	Since inception	Co-Portfolio Manager
Rafael Zayas, CFA	Since inception	Co-Portfolio Manager

Purchase and Sale of Fund Shares

The Fund is an ETF. Individual Fund shares may only be purchased and sold in the secondary market through a broker-dealer and investors may pay a commission to such broker-dealers in connection with their purchase or sale. The price of Fund shares is based on market price, and because ETF shares trade at market prices rather than NAV, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The Fund issues or redeems shares aggregated into blocks of 50,000 shares or multiples thereof (“Creation Units”) to Authorized Participants who have entered into agreements with the Fund’s distributor. The Fund will generally issue or redeem Creation Units in return for a basket of securities that the Fund specifies each day. However, the Fund also reserves the right to permit or require Creation Units to be issued, fully or partially, in exchange for cash.

An investor may incur costs attributable to the difference between the highest price a buyer is willing to pay to purchase shares of the Fund (bid) and the lowest price a seller is willing to accept for shares of the Fund (ask) when buying or selling shares in the secondary market (the “bid-ask spread”). Recent information, including information about the Fund’s NAV, market price, premiums and discounts, and bid-ask spreads, is available online at www.oshares.com.

Tax Information

The Fund’s distributions are expected to be taxable as ordinary income or capital gains, unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an individual retirement account. Such tax-advantaged arrangements may be taxed as ordinary income upon withdrawal of monies from those arrangements.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Adviser or its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.

More Information About the Funds

More Information About the Funds’ Investment Objectives

Each Fund seeks to track the performance (before fees and expenses) of its target index (“Target Index”). Each Fund’s investment objective is non-fundamental and may be changed without shareholder approval with at least 60 days’ notice to shareholders.

More Information About the Funds’ Principal Investment Strategies

O’Shares U.S. Quality Dividend ETF

The Fund seeks to track the performance (before fees and expenses) of its Target Index.

The Target Index is designed to measure the performance of publicly-listed large-capitalization and mid-capitalization dividend-paying issuers in the United States that meet certain market capitalization, liquidity, high quality, low volatility and dividend yield thresholds, as determined by the Index Provider. The high quality and low volatility requirements are designed to reduce exposure to high dividend equities that have experienced large price declines.

The constituents of the Target Index are selected from the S-Network US Equity Large-Cap 500 Index. As of June 30, 2021, the Target Index consisted of 100 securities.

The Target Index is constructed using a proprietary, rules-based methodology designed to select equity securities from the S-Network US Equity Large-Cap 500 Index that have exposure to the following four factors: 1) quality, 2) low volatility, 3) dividend yield and 4) dividend quality. The “quality” factor is calculated by combining measures of profitability and leverage with the objective of identifying companies with strong profitability and balance sheets. The “low volatility” factor measures the risk of price moves for a security with the objective of reducing allocations to riskier companies. The “dividend yield” factor measures the income generated by an investment with the objective of identifying companies with higher dividend yields. The “dividend quality” measures the income available to a company to pay dividends to common shareholders together with the growth of a company’s dividends over time, with the objective of identifying companies with less risk of dividend cuts or suspensions.

Each company in the S-Network US Equity Large-Cap 500 Index is weighted based on: (i) the company’s market capitalization weight in the S-Network US Equity Large-Cap 500 Index, as adjusted by (ii) the quality, low volatility, dividend yield and dividend quality factors, with the quality and low volatility factors receiving greater emphasis. The inclusion of each company is then subject to certain constraints (e.g., diversification, capacity and sector) prior to adjusting the final weights in the Target Index. The diversification constraint limits maximum position weights. All stocks included in the S-Network US Equity Large-Cap 500 Index are screened for free float (the number of shares readily available for purchase on the open market) and average daily trading volume. The sector constraints limit sector deviations. The Target Index is rebalanced quarterly and reconstituted annually. Individual index constituent weights are capped at 5% at each quarterly rebalance to avoid overexposure to any single security. The Target Index’s investable universe includes companies from the following GICS sectors within the S-Network US Equity Large-Cap 500 Index: Communication Services, Consumer Discretionary, Consumer Staples, Financials, Health Care, Industrials, Information Technology and Utilities.

The Fund may use either a replication strategy or representative sampling strategy in seeking to track the performance of the Target Index. Under a replication strategy, the Fund intends to replicate the constituent securities of the Target Index as closely as possible. Under a representative sampling strategy, the Fund would invest in what it believes to be a representative sample of the component securities of the Target Index. The Fund may use a representative sampling strategy when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of securities to follow the Target Index (e.g., where the Target Index contains component securities too numerous to efficiently purchase or sell); or, in certain instances, when a component security of the Target Index becomes temporarily illiquid, unavailable or less liquid. The Fund may also use a representative sampling strategy to exclude less liquid component securities contained in the Target Index from the Fund’s portfolio in order to create a more tradable portfolio and improve arbitrage opportunities.

To the extent the Fund uses a representative sampling strategy, it may not track the Target Index with the same degree of accuracy as would an investment vehicle replicating the entire index. For example, the Sub-Adviser may use a representative sampling if one or more of the component securities in the Target Index began to raise liquidity concerns, and the Sub-Adviser may determine to exclude those component securities from the Fund’s portfolio until the liquidity concerns were lifted. In addition, the Fund may not be able to invest in certain securities included in the Target Index due to restrictions or limitations on the trading of such securities. When securities are deleted from the Target Index, the Sub-Adviser will typically remove these securities from the Fund’s portfolio. However, in the discretion of the Sub-Adviser, the Fund may remain invested in securities that were deleted from the Target Index until the next reconstitution of the Fund.

Under normal market conditions, the Fund will invest at least 80% of its total assets in the components of the Target Index. To the extent that the Target Index concentrates (i.e., holds 25% or more of its net assets) in the securities of a particular industry or group of industries, the Fund is expected to concentrate to approximately the same extent.

The Fund may invest up to 20% of its total assets in investments not included in the Target Index, but which the Sub-Adviser believes will help the Fund track the Target Index. For example, there may be instances in which the Sub-Adviser may choose to purchase or sell investments including ETF and other investment company securities, and cash and cash equivalents as substitutes for one or more Target Index components or in anticipation of changes in the Target Index’s components. There may also be instances in which the Sub-Adviser may choose to overweight securities in the Target Index. The Fund may not be fully invested at times as a result of, for example, cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and pay expenses. Under these circumstances, the Fund may not track the Target Index with the same degree of accuracy as it otherwise would.

The Target Index methodology was developed by the Index Provider, an affiliate of the Fund. S-Network Global Indexes Inc. (“S-Network”), an independent third party (the “Calculation Agent”), is responsible for the ongoing maintenance, compilation, calculation and administration of the Target Index. Real-time index values are provided by Thomson Reuters. The Target Index is unmanaged and cannot be invested in directly.

O’Shares U.S. Small-Cap Quality Dividend ETF

The Fund seeks to track the performance (before fees and expenses) of its Target Index.

The Target Index is designed to reflect the performance of publicly-listed small-capitalization dividend-paying issuers in the United States that meet certain market capitalization, liquidity, high quality, low volatility and dividend yield thresholds, as determined by O’Shares Investment Advisers, LLC (the “Index Provider”). The quality and low volatility factors are designed to reduce exposure to high dividend equities that have experienced large price declines, as may occur with some dividend investing strategies.

The constituents of the Target Index are selected from the S-Network US Equity Mid/Small-Cap 2500 Index. As of June 30, 2021, the Target Index consisted of 102 securities with a market capitalization range of between $500 million and $18 billion.

The Target Index is constructed using a proprietary, rules-based methodology designed to select equity securities from the S-Network US Equity Mid/Small-Cap 2500 Index that have exposure to the following four factors: 1) quality, 2) low volatility, 3) dividend yield and 4) dividend quality. The “quality” factor is calculated by combining measures of profitability and leverage with the objective of identifying companies with strong profitability and balance sheets. The “low volatility” factor measures the risk of price moves for a security with the objective of reducing allocations to riskier companies. The “dividend yield” factor measures the income generated by an investment with the objective of identifying companies with higher dividend yields. The “dividend quality” factor measures the income available to a company to pay dividends to common shareholders together with the growth of a company’s dividends over time, with the objective of identifying companies with less risk of dividend cuts or suspensions.

Each company in the S-Network US Equity Mid/Small-Cap 2500 Index is weighted based on: (i) the company’s market capitalization weight in the S-Network US Equity Mid/Small-Cap 2500 Index, as adjusted by (ii) the quality, low volatility, dividend yield and dividend quality factors, with the quality and low volatility factors receiving greater emphasis. The inclusion of each company is then subject to certain constraints (e.g., diversification, capacity and sector) prior to adjusting the final weights in the Target Index. The diversification constraint limits maximum position weights. All stocks included in the S-Network US Equity Mid/Small-Cap 2500 Index are screened for free float (the number of shares readily available for purchase on the open market) and average daily trading volume. The sector constraints limit sector deviations. The Target Index is rebalanced quarterly and reconstituted annually. Individual index constituent weights are capped at 2% at each quarterly rebalance to avoid overexposure to any single security. The Target Index’s investable universe includes companies from the following GICS sectors within the S-Network US Equity Mid/Small-Cap 2500 Index: Communication Services, Consumer Discretionary, Consumer Staples, Financials, Health Care, Industrials, Information Technology and Utilities.

The Fund may use either a replication strategy or representative sampling strategy in seeking to track the performance of the Target Index. Under a replication strategy, the Fund intends to replicate the constituent securities of the Target Index as closely as possible. Under a representative sampling strategy, the Fund would invest in what it believes to be a representative sample of the component securities of the Target Index. The Fund may use a representative sampling strategy when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of securities to follow the Target Index (e.g., where the Target Index contains component securities too numerous to efficiently purchase or sell); or, in certain instances, when a component security of the Target Index becomes temporarily illiquid, unavailable or less liquid. The Fund may also use a representative sampling strategy to exclude less liquid component securities contained in the Target Index from the Fund’s portfolio in order to create a more tradable portfolio and improve arbitrage opportunities.

To the extent the Fund uses a representative sampling strategy, it may not track the Target Index with the same degree of accuracy as would an investment vehicle replicating the entire index. For example, the Sub-Adviser may use a representative sampling if one or more of the component securities in the Target Index began to raise liquidity concerns, and the Sub-Adviser may determine to exclude those component securities from the Fund’s portfolio until the liquidity concerns were lifted. In addition, the Fund may not be able to invest in certain securities included in the Target Index due to restrictions or limitations on the trading of such securities. When securities are deleted from the Target Index, the Sub-Adviser will typically remove these securities from the Fund’s portfolio. However, in the discretion of the Sub-Adviser, the Fund may remain invested in securities that were deleted from the Target Index until the next rebalancing of the Fund.

Under normal market conditions, the Fund will invest at least 80% of its total assets in the components of the Target Index. The Fund considers the companies included in the Target Index to be “small capitalization” companies. To the extent that the Target Index concentrates (i.e., holds 25% or more of its net assets) in the securities of a particular industry or group of industries, the Fund is expected to concentrate to approximately the same extent. As of June 30, 2021, the Target Index concentrated in the industrials sector.

The Fund may invest up to 20% of its total assets in investments not included in the Target Index, but which the Sub-Adviser believes will help the Fund track the Target Index. For example, there may be instances in which the Sub-Adviser may choose to purchase or sell investments including ETF and other investment company securities, and cash and cash equivalents as substitutes for one or more Target Index components or in anticipation of changes in the Target Index’s components. There may also be instances in which the Sub-Adviser may choose to overweight securities in the Target Index. The Fund may not be fully invested at times as a result of, for example, cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and pay expenses. Under these circumstances, the Fund may not track the Target Index with the same degree of accuracy as it otherwise would.

The Target Index methodology was developed by the Index Provider, an affiliate of the Fund. The Calculation Agent, an intendent third party, is responsible for the ongoing maintenance, compilation, calculation and administration of the Target Index. Real-time index values are provided by Thomson Reuters. The Target Index is unmanaged and cannot be invested in directly.

O’Shares Global Internet Giants ETF

The Fund seeks to track the performance (before fees and expenses) of its Target Index.

The Target Index is a rules-based index intended to give investors a means of tracking stocks exhibiting quality and growth characteristics in the “internet sector”, as defined by the Adviser.

The Target Index is constructed using a proprietary, rules-based methodology designed to select equity securities from 2500 global stocks in two main business segments, Internet Technology and Internet Commerce, by identifying companies in the following industries: Application Software, Integrated Telecommunication Services, Interactive Media & Services, Internet & Direct Marketing Retail, Systems Software, Movies & Entertainment, Interactive Home Entertainment and Internet Services & Infrastructure, selecting those that have exposure to the following factors: 1) quality and 2) growth. The selection criteria include requirements for minimum capitalization (adjusted for free float), minimum price and minimum average daily trading volume. The universe of eligible securities includes the 1000 largest U.S. listed companies, the 500 largest European companies, the 500 largest Pacific basin companies and the 500 largest emerging market companies, measured by market capitalization. Constituents of the Fund’s Target Index must derive at least 50% of their revenues from Internet Technology and/or Internet Commerce. The “quality” factor is determined primarily by “cash burn rate”, the monthly rate that a company uses shareholder capital. Companies with a high ratio of cash burn rate to balance sheet cash and cash equivalents are excluded from the Target Index. The “growth” factor is measured by revenue growth and stocks are assigned a growth rating. The Target Index excludes pass-through securities such as REITs, MLPs, BDCs and CEFs.

Stock weightings in the Target Index are determined according to a modified market capitalization weighting method, using the full market capitalization combined with the growth rating, subject to constraints for diversification and capacity. The diversification constraint limits maximum position weights. The capacity criteria include primary exchange listing, minimum capitalization, minimum price and minimum average daily trading volume requirements. The Target Index is rebalanced quarterly and reconstituted semi-annually. At the quarterly rebalance, a capping methodology is applied to limit individual stock concentration and increase diversification in the Target Index. As of June 30, 2021, the Target Index was comprised of 90 securities.

The Fund may use either a replication strategy or representative sampling strategy in seeking to track the performance of the Target Index. Under a replication strategy, the Fund intends to replicate the constituent securities of the Target Index as closely as possible. Under a representative sampling strategy, the Fund would invest in what it believes to be a representative sample of the component securities of the Target Index. The Fund may use a representative sampling strategy when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of securities to follow the Target Index (e.g., where the Target Index contains component securities too numerous to efficiently purchase or sell); or, in certain instances, when a component security of the Target Index becomes temporarily illiquid, unavailable or less liquid. The Fund may also use a representative sampling strategy to exclude less liquid component securities contained in the Target Index from the Fund’s portfolio in order to create a more tradable portfolio and improve arbitrage opportunities.

To the extent the Fund uses a representative sampling strategy, it may not track the Target Index with the same degree of accuracy as would an investment vehicle replicating the entire index. For example, the Sub-Adviser may use a representative sampling if one or more of the component securities in the Target Index began to raise liquidity concerns, and the Sub-Adviser may determine to exclude those component securities from the Fund’s portfolio until the liquidity concerns were lifted. In addition, the Fund may not be able to invest in certain securities included in the Target Index due to restrictions or limitations on the trading of such securities. When securities are deleted from the Target Index, the Sub-Adviser will typically remove these securities from the Fund’s portfolio. However, in the discretion of the Sub-Adviser, the Fund may remain invested in securities that were deleted from the Target Index until the next rebalancing of the Fund.

Under normal market conditions, the Fund will invest at least 80% of its total assets in the components of the Target Index. To the extent that the Target Index concentrates (i.e., holds 25% or more of its net assets) in the securities of a particular industry or group of industries, the Fund is expected to concentrate to approximately the same extent. As of June 30, 2021, the Communication Services, Consumer Discretionary and Information Technology sectors each represented a substantial portion of the Target Index. The Target Index provides exposure to various global markets, including emerging markets. As of June 30, 2021, the Target Index included the following countries: Argentina, Canada, China, France, Germany, Israel, Japan, New Zealand, Saudi Arabia, Sweden, the United Kingdom and the United States.

The Fund may invest up to 20% of its total assets in investments not included in the Target Index, but which the Sub-Adviser believes will help the Fund track the Target Index. For example, there may be instances in which the Sub-Adviser may choose to purchase or sell investments, including ETF and other investment company securities, and cash and cash equivalents, as substitutes for one or more Target Index components or in anticipation of changes in the Target Index’s components. There may also be instances in which the Sub-Adviser may choose to overweight securities in the Target Index. The Fund may not be fully invested at times as a result of, for example, cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and pay expenses. Under these circumstances, the Fund may not track the Target Index with the same degree of accuracy as it otherwise would.

The Fund is classified as “non-diversified” under the 1940 Act, which means that a relatively high percentage of the Fund’s assets may be invested in a limited number of issuers.

The Target Index methodology was developed by the Index Provider, an affiliate of the Fund. The Calculation Agent is responsible for the ongoing maintenance, compilation, calculation and administration of the Target Index. Real-time index values are provided by Thomson Reuters. The Target Index is unmanaged and cannot be invested in directly.

O’Shares Europe Quality Dividend ETF

The Fund seeks to track the performance (before fees and expenses) of its Target Index.

The Target Index is designed to measure the performance of publicly-listed large-capitalization and mid-capitalization dividend-paying issuers in Europe that meet certain market capitalization, liquidity, high quality, low volatility and dividend yield thresholds, as determined by the Index Provider). The high quality and low volatility requirements are designed to reduce exposure to high dividend equities that have experienced large price declines.

The constituents of the Target Index are selected from the S-Network Europe Equity 500 Index. S-Network Global Indexes Inc. determines eligible securities for the S-Network Europe Equity 500 Index in accordance with the S-Network Country Classification System, based on measures such as country of incorporation, country of domicile, country of primary listing and country in which the greatest percentage of revenue is generated. As of June 30, 2021, the Target Index consisted of 50 securities.

The Target Index is constructed using a proprietary, rules-based methodology designed to select equity securities from the S-Network Europe Equity 500 Index that have exposure to the following four factors: 1) quality, 2) low volatility, 3) dividend yield and 4) dividend quality. The “quality” factor is calculated by combining measures of profitability and leverage with the objective of identifying companies with strong profitability and balance sheets. The “low volatility” factor measures the risk of price moves for a security with the objective of reducing allocations to riskier companies. The “dividend yield” factor measures the income generated by an investment with the objective of identifying companies with higher dividend yields. The “dividend quality” factor measures the income available to a company to pay dividends to common shareholders together with the growth of a company’s dividends over time, with the objective of identifying companies with less risk of dividend cuts or suspensions.

Each company in the S-Network Europe Equity 500 Index is weighted based on: (i) the company’s market capitalization weight in the S-Network Europe Equity 500 Index, as adjusted by (ii) the quality, low volatility, dividend yield and dividend quality factors, with the quality and low volatility factors receiving greater emphasis. The inclusion of each company is then subject to certain constraints (e.g., diversification, capacity and sector) prior to adjusting the final weights in the Target Index. The diversification constraint limits maximum position weights. All stocks included in the S-Network Europe Equity 500 Index are screened for free float (the number of shares readily available for purchase on the open market) and average daily trading volume. The sector constraints limit sector deviations. The Target Index is rebalanced quarterly and reconstituted annually. Individual index constituent weights are capped at 5% at each quarterly rebalance to avoid overexposure to any single security. The Target Index’s investable universe includes companies from the following GICS sectors within the S-Network Europe Equity 500 Index: Communication Services, Consumer Discretionary, Consumer Staples, Financials, Health Care, Industrials, Information Technology and Utilities.

As of June 30, 2021, the Target Index included the following countries: Denmark, Finland, France, Germany, Netherlands, Spain, Sweden, Switzerland, the United Kingdom and the United States.

The Fund may use either a replication strategy or representative sampling strategy in seeking to track the performance of the Target Index. Under a replication strategy, the Fund intends to replicate the constituent securities of the Target Index as closely as possible. Under a representative sampling strategy, the Fund would invest in what it believes to be a representative sample of the component securities of the Target Index. The Fund may use a representative sampling strategy when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of securities to follow the Target Index (e.g., where the Target Index contains component securities too numerous to efficiently purchase or sell); or, in certain instances, when a component security of the Target Index becomes temporarily illiquid, unavailable or less liquid. The Fund may also use a representative sampling strategy to exclude less liquid component securities contained in the Target Index from the Fund’s portfolio in order to create a more tradable portfolio and improve arbitrage opportunities.

To the extent the Fund uses a representative sampling strategy, it may not track the Target Index with the same degree of accuracy as would an investment vehicle replicating the entire index. For example, the Sub-Adviser may use a representative sampling if one or more of the component securities in the Target Index began to raise liquidity concerns, and the Sub-Adviser may determine to exclude those component securities from the Fund’s portfolio until the liquidity concerns were lifted. In addition, the Fund may not be able to invest in certain securities included in the Target Index due to restrictions or limitations on the trading of such securities. When securities are deleted from the Target Index, the Sub-Adviser will typically remove these securities from the Fund’s portfolio. However, in the discretion of the Sub-Adviser, the Fund may remain invested in securities that were deleted from the Target Index until the next rebalancing of the Fund.

Under normal market conditions, the Fund will invest at least 80% of its total assets in the components of the Target Index and in depositary receipts representing such securities. To the extent that the Target Index concentrates (i.e., holds 25% or more of its net assets) in the securities of a particular industry or group of industries, the Fund is expected to concentrate to approximately the same extent.

The Fund may invest up to 20% of its total assets in investments not included in the Target Index, but which the Sub-Adviser believes will help the Fund track the Target Index. For example, there may be instances in which the Sub-Adviser may choose to purchase or sell investments including ETF and other investment company securities, and cash and cash equivalents as substitutes for one or more Target Index components or in anticipation of changes in the Target Index’s components. There may also be instances in which the Sub-Adviser may choose to overweight securities in the Target Index. The Fund may not be fully invested at times as a result of, for example, cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and pay expenses. Under these circumstances, the Fund may not track the Target Index with the same degree of accuracy as it otherwise would.

The Target Index methodology was developed by the Index Provider, an affiliate of the Fund. The Calculation Agent, an intendent third party, is responsible for the ongoing maintenance, compilation, calculation and administration of the Target Index. Real-time index values are provided by Thomson Reuters. The Target Index is unmanaged and cannot be invested in directly.

O’Shares U.S. Large Cap Quality Growth ETF

The Fund seeks to track the performance (before fees and expenses) of its Target Index.

The Target Index is designed to reflect the performance of publicly-listed large capitalization issuers in the United States exhibiting quality and growth characteristics as determined by the Adviser.

The Target Index is constructed using a proprietary, rules-based methodology designed to select equity securities from the 1000 largest U.S. stocks (by market capitalization), selecting those that have exposure to the following factors: 1) quality and 2) growth. The “quality” factor is defined as profitability (growth in return on assets). The “growth” factor combines growth in earnings and revenue. Composite quality and growth ratings are determined for each stock and blended, resulting in a combined quality and growth rating. The top ranked stocks in each sector based on their combined quality and growth rating are selected for inclusion. The Target Index excludes pass-through securities such as REITs, MLPs, BDCs and CEFs.

Stock weightings in the Target Index are determined according to a modified market capitalization weighting method, using the float-adjusted market capitalization (calculated by taking the security’s price and multiplying it by the number of shares readily available for purchase on the open market) and the combined quality and growth rating, subject to constraints for diversification, capacity and industry. The diversification constraint limits maximum position weights. The capacity criteria include primary exchange listing, minimum capitalization, minimum price and minimum average daily trading volume requirements. The industry constraints limit sector deviations. The Target Index is rebalanced quarterly and reconstituted semi-annually. At the quarterly rebalance, a capping methodology is applied to limit individual stock concentration and increase diversification in the Target Index. The Target Index is expected to be comprised of approximately 100 securities.

The Fund may use either a replication strategy or representative sampling strategy in seeking to track the performance of the Target Index. Under a replication strategy, the Fund intends to replicate the constituent securities of the Target Index as closely as possible. Under a representative sampling strategy, the Fund would invest in what it believes to be a representative sample of the component securities of the Target Index. The Fund may use a representative sampling strategy when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of securities to follow the Target Index (e.g., where the Target Index contains component securities too numerous to efficiently purchase or sell); or, in certain instances, when a component security of the Target Index becomes temporarily illiquid, unavailable or less liquid. The Fund may also use a representative sampling strategy to exclude less liquid component securities contained in the Target Index from the Fund’s portfolio in order to create a more tradable portfolio and improve arbitrage opportunities. To the extent the Fund uses a representative sampling strategy, it may not track the Target Index with the same degree of accuracy as would an investment vehicle replicating the entire index.

To the extent the Fund uses a representative sampling strategy, it may not track the Target Index with the same degree of accuracy as would an investment vehicle replicating the entire index. For example, the Sub-Adviser may use a representative sampling if one or more of the component securities in the Target Index began to raise liquidity concerns, and the Sub-Adviser may determine to exclude those component securities from the Fund’s portfolio until the liquidity concerns were lifted. In addition, the Fund may not be able to invest in certain securities included in the Target Index due to restrictions or limitations on the trading of such securities. When securities are deleted from the Target Index, the Sub-Adviser will typically remove these securities from the Fund’s portfolio. However, in the discretion of the Sub-Adviser, the Fund may remain invested in securities that were deleted from the Target Index until the next rebalancing of the Fund.

Under normal market conditions, the Fund will invest at least 80% of its total assets in the components of the Target Index. To the extent that the Target Index concentrates (i.e., holds 25% or more of its net assets) in the securities of a particular industry or group of industries, the Fund is expected to concentrate to approximately the same extent. The Information Technology sector is expected to represent a substantial portion of the Target Index.

The Fund may invest up to 20% of its total assets in investments not included in the Target Index, but which the Sub-Adviser believes will help the Fund track the Target Index. For example, there may be instances in which the Sub-Adviser may choose to purchase or sell investments, including ETF and other investment company securities, and cash and cash equivalents, as substitutes for one or more Target Index components or in anticipation of changes in the Target Index’s components. There may also be instances in which the Sub-Adviser may choose to overweight securities in the Target Index. The Fund may not be fully invested at times as a result of, for example, cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and pay expenses. Under these circumstances, the Fund may not track the Target Index with the same degree of accuracy as it otherwise would.

The Target Index methodology was developed by the Index Provider, an affiliate of the Fund. The Calculation Agent, an intendent third party, is responsible for the ongoing maintenance, compilation, calculation and administration of the Target Index. Real-time index values are provided by Thomson Reuters. The Target Index is unmanaged and cannot be invested in directly.

O’Shares U.S. Small Cap Quality Growth ETF

The Fund seeks to track the performance (before fees and expenses) of its Target Index.

The Target Index is designed to reflect the performance of publicly-listed small capitalization issuers in the United States exhibiting quality and growth characteristics as determined by the Adviser.

The Target Index is constructed using a proprietary, rules-based methodology designed to select equity securities from 2000 U.S. small capitalization stocks (defined as the 1001st through 3000th largest U.S. companies by market capitalization), selecting those that have exposure to the following factors: 1) quality and 2) growth. The “quality” factor is defined as profitability (growth in return on assets). The “growth” factor combines growth in earnings and revenue. Composite quality and growth ratings are determined for each stock and blended, resulting in a combined quality and growth rating. The top ranked stocks in each sector based on their combined quality and growth rating are selected for inclusion. The Target Index excludes pass-through securities such as REITs, MLPs, BDCs and CEFs.

Stock weightings in the Target Index are determined according to a modified market capitalization weighting method, using the float-adjusted market capitalization (calculated by taking the security’s price and multiplying it by the number of shares readily available for purchase on the open market) and the combined quality and growth rating, subject to constraints for diversification, capacity and industry. The diversification constraint limits maximum position weights. The capacity criteria include primary exchange listing, minimum capitalization, minimum price and minimum average daily trading volume requirements. The industry constraints limit sector deviations. The Target Index is rebalanced quarterly and reconstituted semi-annually. At the quarterly rebalance, a capping methodology is applied to limit individual stock concentration and increase diversification in the Target Index. The Target Index is expected to be comprised of approximately 200 securities.

The Fund may use either a replication strategy or representative sampling strategy in seeking to track the performance of the Target Index. Under a replication strategy, the Fund intends to replicate the constituent securities of the Target Index as closely as possible. Under a representative sampling strategy, the Fund would invest in what it believes to be a representative sample of the component securities of the Target Index. The Fund may use a representative sampling strategy when a replication strategy might be detrimental to shareholders, such as when there are practical difficulties or substantial costs involved in compiling a portfolio of securities to follow the Target Index (e.g., where the Target Index contains component securities too numerous to efficiently purchase or sell); or, in certain instances, when a component security of the Target Index becomes temporarily illiquid, unavailable or less liquid. The Fund may also use a representative sampling strategy to exclude less liquid component securities contained in the Target Index from the Fund’s portfolio in order to create a more tradable portfolio and improve arbitrage opportunities. To the extent the Fund uses a representative sampling strategy, it may not track the Target Index with the same degree of accuracy as would an investment vehicle replicating the entire index.

To the extent the Fund uses a representative sampling strategy, it may not track the Target Index with the same degree of accuracy as would an investment vehicle replicating the entire index. For example, the Sub-Adviser may use a representative sampling if one or more of the component securities in the Target Index began to raise liquidity concerns, and the Sub-Adviser may determine to exclude those component securities from the Fund’s portfolio until the liquidity concerns were lifted. In addition, the Fund may not be able to invest in certain securities included in the Target Index due to restrictions or limitations on the trading of such securities. When securities are deleted from the Target Index, the Sub-Adviser will typically remove these securities from the Fund’s portfolio. However, in the discretion of the Sub-Adviser, the Fund may remain invested in securities that were deleted from the Target Index until the next rebalancing of the Fund.

Under normal market conditions, the Fund will invest at least 80% of its total assets in the components of the Target Index. To the extent that the Target Index concentrates (i.e., holds 25% or more of its net assets) in the securities of a particular industry or group of industries, the Fund is expected to concentrate to approximately the same extent. The following sectors are expected to represent a substantial portion of the Target Index: Healthcare and Information Technology.

The Fund may invest up to 20% of its total assets in investments not included in the Target Index, but which the Sub-Adviser believes will help the Fund track the Target Index. For example, there may be instances in which the Sub-Adviser may choose to purchase or sell investments, including ETF and other investment company securities, and cash and cash equivalents, as substitutes for one or more Target Index components or in anticipation of changes in the Target Index’s components. There may also be instances in which the Sub-Adviser may choose to overweight securities in the Target Index. The Fund may not be fully invested at times as a result of, for example, cash flows into the Fund or reserves of cash held by the Fund to meet redemptions and pay expenses. Under these circumstances, the Fund may not track the Target Index with the same degree of accuracy as it otherwise would.

The Target Index methodology was developed by the Index Provider, an affiliate of the Fund. The Calculation Agent, an intendent third party, is responsible for the ongoing maintenance, compilation, calculation and administration of the Target Index. Real-time index values are provided by Thomson Reuters. The Target Index is unmanaged and cannot be invested in directly.

More Information about the Funds’ Principal Investment Risks

	O’Shares U.S. Quality Dividend ETF	O’Shares U.S. Small-Cap Quality Dividend ETF	O’Shares Global Internet Giants ETF	O’Shares Europe Quality Dividend ETF	O’Shares U.S. Large Cap Quality Growth ETF	O’Shares U.S. Small Cap Quality Growth ETF

Risks
Principal Risks
Authorized Participants Concentration Risk	X	X	X	X	X	X
Cash and Cash Equivalents Risk	X	X	X	X	X	X
Cash Transactions Risk			X
Concentration Risk	X	X	X	X	X	X
COVID-19 Risk	X	X	X	X	X	X
Depositary Receipts Risk			X	X
Dividend-Paying Stocks Risk	X	X		X
Equity Investing Risk	X	X	X	X	X	X
ETFs and Other Investment Companies Risk	X	X	X	X	X	X
Europe Risk				X
Emerging Markets Risk			X
Foreign Investment Risk			X	X
Geographic Concentration Risk			X	X
China Risk			X
Growth Securities Risk			X		X	X
Index-Related Risk	X	X	X	X	X	X
International Closed Market Trading Risk			X	X
Internet Companies Risk			X
Large Capitalization Securities Risk	X		X	X	X
Liquidity Risk	X	X	X	X		X
Market Events Risk	X	X	X	X	X	X
Mid-Capitalization Securities Risk	X			X
Multifactor Risk	X	X	X	X	X	X
Non-Diversification Risk			X
Premium-Discount Risk	X	X	X	X	X	X
Portfolio Turnover Risk		X
Quality Stocks Risk	X	X	X	X	X	X
Robotics Companies Risk
Sampling Risk	X	X	X	X	X	X
Secondary Market Trading Risk	X	X	X	X	X	X
Sector Risk	X	X	X	X	X	X
Communication Services Sector Risk			X
Consumer Discretionary Sector Risk			X
Industrials Sector Risk		X
Information Technology Sector Risk			X
Small Capitalization Securities Risk		X
Small and Mid-Capitalization Securities Risk			X			X
Tracking Error Risk	X	X	X	X	X	X
Volatility Risk	X	X		X

References to the Adviser include the Sub-Adviser for purposes of these Principal Investment Risks.

Authorized Participants Concentration Risk. The Fund has a limited number of financial institutions that may purchase and redeem Fund shares directly from the Fund (“Authorized Participants”). To the extent they cannot or are otherwise unwilling to engage in creation and redemption transactions with the Fund and no other Authorized Participant steps in, shares of the Fund may trade like closed-end fund shares at a significant discount to NAV and may face trading halts and/or delisting from the Exchange. This risk may be more pronounced in volatile markets, potentially where there are significant redemptions in ETFs generally.

Cash and Cash Equivalents Risk. The Fund may hold cash or cash equivalents. Generally, such positions offer less potential for gain than other investments. Holding cash or cash equivalents, even strategically, may lead to missed investment opportunities. This is particularly true when the market for other investments in which the Fund may invest is rapidly rising. If the Fund holds cash uninvested it will be subject to the credit risk of the depositing institution holding the cash.

Cash Transactions Risk. ETFs generally are able to make in-kind redemptions and avoid being taxed on gain on the distributed portfolio securities at the Fund level. To the extent that a Fund effects redemptions partly or entirely in cash, rather than in-kind, it may be required to sell portfolio securities in order to obtain the cash needed to distribute redemption proceeds. If a Fund recognizes gain on such sales, this generally will cause the Fund to recognize gain it might not otherwise have recognized, or to recognize such gain sooner than would otherwise be required if it were to distribute portfolio securities in-kind. The Funds generally intend to distribute these gains to shareholders to avoid being taxed on this gain at the Fund level and otherwise comply with the special tax rules that apply to it. This strategy may cause shareholders to be subject to tax on gains they would not otherwise be subject to, or at an earlier date than, if they had made an investment in a different ETF. Moreover, cash transactions may have to be carried out over several days if the securities market is relatively illiquid and may involve considerable brokerage fees and taxes. These brokerage fees and taxes, which will be higher than if the Fund sold and redeemed its shares principally in-kind, could be imposed on the Fund and thus decrease the Fund’s NAV to the extent they are not offset by the creation and redemption transaction fees paid by purchasers and redeemers of Creation Units.

Concentration Risk. To the extent that the Fund’s Target Index is concentrated in a particular sector, industry or group of industries, the Fund is also expected to be concentrated in that sector or industry and may subject the Fund to a greater loss as a result of adverse economic, business or other developments affecting that industry. In addition, the value of the Fund’s shares may change at different rates compared to the value of shares of a fund with investments in a more diversified mix of sectors or industries. An individual sector, industry or group of industries may have above-average performance during particular periods, but may also move up and down more than the broader market. The Fund’s performance could also be affected if the sectors or industries do not perform as expected.

COVID-19 Risk. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken worldwide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff. The effects of COVID-19 have contributed to increased volatility in global markets and will likely affect certain countries, companies, industries and market sectors more dramatically than others. The COVID-19 pandemic has had, and any other outbreak of an infectious disease or other serious public health concern could have, a significant negative impact on economic and market conditions and could trigger a prolonged period of global economic slowdown. To the extent a Fund may overweight its investments in certain countries, companies, industries or market sectors, such positions will increase the Fund’s exposure to risk of loss from adverse developments affecting those countries, companies, industries or sectors.

Turbulence in the financial markets and reduced liquidity in equity, credit and fixed-income markets may negatively affect issuers worldwide, which could have an adverse effect on the Fund. For example, following the financial crisis that began in 2007, the Federal Reserve attempted to stabilize the U.S. economy and support the U.S. economic recovery by keeping the federal funds rate at or near zero percent. When the Federal Reserve raises the federal funds rate, there is a risk that interest rates across the U.S. financial system will rise. These policy changes may expose markets to heightened volatility and may reduce liquidity for certain Fund investments, causing the value of the Fund’s investments and share price to decline. To the extent the Fund experiences disruption in the creation/redemption process of the Fund because of these policy changes or other for other reasons, the Fund may experience increased portfolio turnover, which will increase the costs that the Fund incurs and may lower the Fund’s performance.

Depositary Receipts Risk. The Fund’s investments in foreign companies may be in the form of depositary receipts or other securities convertible into securities of foreign issuers, including American Depositary Receipts (ADRs), European Depositary Receipts (”EDRs”) and Global Depositary Receipts (“GDRs”). ADRs, EDRs, and GDRs are generally subject to the risks of investing directly in foreign securities and, in some cases, there may be less information available about the underlying issuers than would be the case with a direct investment in the foreign issuer. ADRs are U.S. dollar-denominated receipts representing shares of foreign-based corporations. GDRs are similar to ADRs but are shares of foreign-based corporations generally issued by international banks in one or more markets around the world. EDRs are receipts issued in Europe that evidence ownership of underlying securities issued by a foreign corporation. Generally, EDRs are designed for use in European securities markets. Investment in ADRs, GDRs and EDRs may be less liquid than the underlying shares in their primary trading market and may be more volatile. Distributions paid to holders of depositary receipts, such as the Fund, may be subject to a fee charged by the depositary. Depositary receipts may be ‘‘sponsored’’ or ‘‘unsponsored’’ and may be unregistered and unlisted. Sponsored depositary receipts are established jointly by a depositary and the underlying issuer, whereas unsponsored depositary receipts may be established by a depositary without participation by the underlying issuer. Holders of an unsponsored depositary receipt generally bear all the costs associated with establishing the unsponsored depositary receipt. In addition, the issuers of the securities underlying unsponsored depositary receipts are not obligated to disclose material information in the United States and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depositary receipts. The Fund’s investments may also include ADRs, GDRs and EDRs that are not purchased in the public markets and are restricted securities that can be offered and sold only to “qualified institutional buyers” under Rule 144A of the Securities Act. The Adviser will determine the liquidity of these investments pursuant to guidelines established by the Board. If a particular investment in such ADRs, GDRs or EDRs is deemed illiquid, that investment will be included within the Fund’s limitation on investments in illiquid securities. Moreover, if adverse market conditions were to develop during the period between the Fund’s decision to sell these types of ADRs, GDRs or EDRs and the point at which the Fund is permitted or able to sell such security, the Fund might obtain a price less favorable than the price that prevailed when it decided to sell. Also, the Fund may have limited voting rights and investment restrictions in certain countries may adversely impact the value of the depositary receipt. Such restrictions may cause shares of the underlying issuer to trade at a discount or premium to the market price of the depositary receipt.

Dividend-Paying Stocks Risk. High dividend-paying stocks may underperform non-dividend paying stocks and the market in general. The Fund’s ability to distribute income to shareholders will depend on the yield available on the securities held by the Fund. Changes in the dividend policies of companies held by the Fund could make it difficult for the Fund to provide a predictable level of income or increase the rate of dividend payout growth. Also, a company may reduce or eliminate its dividend after the Fund has gained exposure to such a company’s securities.

Equity Investing Risk. An investment in the Fund involves risks similar to those of investing in any fund holding or having exposure to equity securities, such as market fluctuations, changes in interest rates and perceived trends in stock prices. The values of equity securities could decline generally or could underperform other investments. Different types of equity securities tend to go through cycles of outperformance and underperformance in comparison to the general securities markets. In addition, securities may decline in value due to factors affecting a specific issuer, market or securities markets generally. Recent unprecedented turbulence in financial markets, reduced liquidity in credit and fixed income markets, or rising interest rates may negatively affect many issuers worldwide, which may have an adverse effect on the Fund.

ETFs and Other Investment Companies Risk. The risks of investing in securities of other investment companies, including ETFs, typically reflect the risks of the types of instruments in which the investment company invests.

When a Fund invests in these securities, shareholders of the Fund bear their proportionate share of the fees and expenses of the investment company, as well as their share of the Fund’s fees and expenses. As a result, a Fund’s investment in an investment company could cause the Fund’s operating expenses to be higher and performance to be lower.

Through its investments in investment companies, a Fund may be indirectly exposed to additional risks. Derivatives used by an investment company in which a Fund may invest may cause it to become leveraged, allowing it to obtain the right to a return on stipulated capital that exceeds the amount paid or invested. Use of leverage is speculative and could magnify losses. Although certain investment companies may segregate liquid assets to cover the market value of their obligations under the derivatives, this will not prevent losses of amounts in excess of the segregated assets. Other investment companies may not employ any risk management procedures at all, leading to even greater losses.

Europe Risk. The Economic and Monetary Union of the European Union (the “EU”) requires compliance with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro, the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels in several European countries, including Greece, Italy, Portugal and Spain. These events have adversely affected the exchange rate of the euro and may continue to significantly affect every country in Europe, including countries that do not use the euro. The risk of investing in Europe may be heightened due to the United Kingdom’s withdrawal from membership in the EU. The economy and currency of the United Kingdom may be negatively impacted by changes to its economic and political relations with the EU. In addition, if one or more countries were to exit the EU or abandon the use of the euro as a currency, the value of investments tied to those countries or the euro could decline significantly and unpredictably. Any such event could have a material adverse impact on the value and risk profile of the Fund’s portfolio, and it would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

The United Kingdom has one of the largest economies in Europe, and member countries of the EU are substantial trading partners of the United Kingdom. The City of London’s economy is dominated by financial services, some of which may have to move outside of the United Kingdom post-referendum (e.g., currency trading, international settlement). Under the referendum, banks may be forced to move staff and comply with two separate sets of rules or lose business to banks in Europe. Furthermore, the referendum creates the potential for decreased trade, the possibility of capital outflows, devaluation of the pound sterling, the cost of higher corporate bond spreads due to uncertainty, and the risk that all the above could damage business and consumer spending as well as foreign direct investment. As a result of the referendum, the economy and currency of the United Kingdom may be negatively impacted by changes to its economic and political relations with the EU.

The impact of Brexit in the near- and long-term is still unknown and could have additional adverse effects on economies, financial markets and asset valuations around the world.

Foreign Investment Risk. The Fund may invest in foreign securities, including non-U.S. dollar-denominated securities traded outside of the United States and U.S. dollar-denominated securities of foreign issuers traded in the United States. Returns on investments in foreign securities could be more volatile than, or trail the returns on, investments in U.S. securities. Investments in foreign securities, including investments in ADRs, EDRs or GDRs, are subject to special risks, including the following:

Foreign Securities Risk. Investments in non-U.S. securities involve certain risks that may not be present with investments in U.S. securities. For example, investments in non-U.S. securities may be subject to risk of loss due to political or economic instability. There may be less information publicly available about non-U.S. issuers. Non-U.S. issuers may be subject to different accounting, auditing, financial reporting and investor protection standards. Changes to the financial condition or credit rating of foreign issuers may also adversely affect the value of the Fund’s securities. Investments in non-U.S. securities may be subject to withholding or other taxes and may be subject to additional trading, settlement, custodial, and operational risks. Because legal systems differ, there is also the possibility that it will be difficult to obtain or enforce legal judgments in certain countries. Since foreign exchanges may be open on days when the Fund does not price its shares, the value of the securities in the Fund’s portfolio may change on days when shareholders will not be able to purchase or sell Fund shares. Conversely, Fund shares may trade on days when foreign exchanges are closed. Investments in foreign securities may involve higher costs than investments in U.S. securities, including higher transaction and custody costs as well as the imposition of additional taxes by foreign governments. Each of these factors can make investments in the Fund more volatile and potentially less liquid than other types of investments.

Capital Controls Risk. Economic conditions, such as volatile currency exchange rates and interest rates, political events and other conditions, may, without prior warning, lead to government intervention and the imposition of “capital controls” or expropriation or nationalization of assets. The possible establishment of exchange controls or freezes on the convertibility of currency, or the adoption of other governmental restrictions, might adversely affect an investment in foreign securities. Capital controls include the prohibition of, or restrictions on, the ability to transfer currency, securities or other assets within or out of a jurisdiction. Levies may be placed on profits repatriated by foreign entities (such as the Fund). Capital controls may impact the ability of the Fund to buy, sell or otherwise transfer securities or currency, may adversely affect the trading market and price for shares of the Fund, and may cause the Fund to decline in value.

Currency Risk. The Fund’s NAV is determined on the basis of U.S. dollars; therefore, unless perfectly hedged, the Fund may lose value if the local currency of a foreign market depreciates against the U.S. dollar, even if the local currency value of the Fund’s holdings goes up. Currency exchange rates may fluctuate significantly over short periods of time. Currency exchange rates also can be affected unpredictably by intervention; by failure to intervene by U.S. or foreign governments or central banks; or by currency controls or political developments in the U.S. or abroad. Changes in foreign currency exchange rates may affect the NAV of the Fund and the price of the Fund’s shares. Devaluation of a currency by a country’s government or banking authority would have a significant impact on the value of any investments denominated in that currency.

Political and Economic Risk. The Fund is subject to foreign political and economic risk not associated with U.S. investments, meaning that political events (civil unrest, national elections, changes in political conditions and foreign relations, imposition of exchange controls and repatriation restrictions), social and economic events (labor strikes, rising inflation) and natural disasters occurring in a foreign country could cause the Fund’s investments to experience gains or losses. The Fund also could be unable to enforce its ownership rights or pursue legal remedies in countries where it invests or to which it has exposure. With respect to certain countries, there is the possibility of the default or threat of default by a country on its sovereign debt. Responses to the financial problems by governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

Foreign Market and Trading Risk. The trading markets for many foreign securities are not as active as U.S. markets and may have less governmental regulation and oversight. Foreign markets also may have clearance and settlement procedures that make it difficult for the Fund to buy and sell securities. The procedures and rules governing foreign transactions and custody (holding of the Fund’s assets) also may involve delays in payment, delivery or recovery of money or investments. These factors could result in a loss to the Fund by causing the Fund to be unable to dispose of an investment or to miss an attractive investment opportunity, or by causing Fund assets to be uninvested for some period of time.

Emerging Markets Risk. Investing in companies domiciled in emerging market countries may be subject to greater risks than investments in developed countries. These risks include: (i) less social, political, and economic stability; (ii) greater illiquidity and price volatility due to smaller or limited local capital markets for such securities, or low or non-existent trading volumes; (iii) foreign exchanges and broker-dealers may be subject to less scrutiny and regulation by local authorities; (iv) local governments may decide to seize or confiscate securities held by foreign investors and/or local governments may decide to suspend or limit an issuer’s ability to make dividend or interest payments; (v) local governments may limit or entirely restrict repatriation of invested capital, profits, and dividends; (vi) capital gains may be subject to local taxation, including on a retroactive basis; (vii) issuers facing restrictions on dollar or euro payments imposed by local governments may attempt to make dividend or interest payments to foreign investors in the local currency; (viii) investors may experience difficulty in enforcing legal claims related to the securities and/or local judges may favor the interests of the issuer over those of foreign investors; (ix) bankruptcy judgments may only be permitted to be paid in the local currency; (x) limited public information regarding the issuer may result in greater difficulty in determining market valuations of the securities, and (xi) lax financial reporting on a regular basis, substandard disclosure, and differences in accounting standards may make it difficult to ascertain the financial health of an issuer. Many emerging market countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging market countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of such emerging market countries.

Geographic Concentration Risk. Because the Fund’s investments may be concentrated in a particular geographic region or country, the value of Fund shares may be affected by events that adversely affect that region or country and may fluctuate more than that of a less concentrated fund.

China Risk. Investments in Chinese securities, including certain Hong Kong-listed securities, subject the Fund to risks specific to China. The Chinese economy is subject to a considerable degree of economic, political and social instability:

Political and Social Risk. The Chinese government is authoritarian and has periodically used force to suppress civil dissent. Disparities of wealth and the pace of economic liberalization may lead to social turmoil, violence and labor unrest. In addition, China continues to experience disagreements related to integration with Hong Kong and religious and nationalist disputes in Tibet and Xinjiang. There is also a greater risk in China than in many other countries of currency fluctuations, currency non-convertibility, interest rate fluctuations and higher rates of inflation as a result of internal social unrest or conflicts with other countries. Unanticipated political or social developments may result in sudden and significant investment losses. China’s growing income inequality, rapidly aging population and significant environmental issues also are factors that may affect the Chinese economy.

Government Control and Regulations. The Chinese government has implemented significant economic reforms in order to liberalize trade policy, promote foreign investment in the economy, reduce government control of the economy and develop market mechanisms. There can be no assurance these reforms will continue or that they will be effective. Despite recent reform and privatizations, government control over certain sectors or enterprises and significant regulation of investment and industry is still pervasive, including restrictions on investment in companies or industries deemed to be sensitive to particular national interests, and the Chinese government may restrict foreign ownership of Chinese corporations and/or the repatriation of assets by foreign investors. Limitations or restrictions on foreign ownership of securities may have adverse effects on the liquidity and performance of the Fund, and could lead to higher tracking error. Chinese government intervention in the market may have a negative impact on market sentiment, which may in turn affect the performance of the Chinese economy and the Fund’s investments. Chinese markets generally continue to experience inefficiency, volatility and pricing anomalies that may be connected to governmental influence, lack of publicly-available information, and political and social instability.

Economic Risk. The Chinese economy has grown rapidly in the recent past and there is no assurance that this growth rate will be maintained. In fact, the Chinese economy may experience a significant slowdown as a result of, among other things, a deterioration in global demand for Chinese exports, as well as contraction in spending on domestic goods by Chinese consumers. In addition, China may experience substantial rates of inflation or economic recessions, which would have a negative effect on its economy and securities market. Delays in enterprise restructuring, slow development of well-functioning financial markets and widespread corruption have also hindered performance of the Chinese economy. China continues to receive substantial pressure from trading partners to liberalize official currency exchange rates. Reduction in spending on Chinese products and services, institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the U.S., or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the Chinese economy.

Expropriation Risk. The Chinese government maintains a major role in economic policymaking and investing in China involves risk of loss due to expropriation, nationalization, or confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested.

Security Risk. China has strained international relations with Taiwan, India, Russia and other neighbors due to territorial disputes, historical animosities, defense concerns and other security concerns. Relations between China’s Han ethnic majority and other ethnic groups in China, including Tibetans and Uighurs, are also strained and have been marked by protests and violence. These situations may cause uncertainty in the Chinese market and may adversely affect the Chinese economy. In addition, conflict on the Korean Peninsula could adversely affect the Chinese economy.

Chinese Equity Markets. The Fund invests in Chinese securities, including H-shares, A-shares, B-shares, Red-Chips and/or P-Chips. The issuance of B-shares and H-shares by Chinese companies and the ability to obtain a “back-door listing” through Red-Chips or P-Chips is still regarded by the Chinese authorities as an experiment in economic reform. “Back-door listing” is a means by which a mainland Chinese company issues Red-Chips or P-Chips to obtain quick access to international listing and international capital. All of these share mechanisms are relatively untested and subject to political and economic policies in China.

Hong Kong Political Risk. Hong Kong reverted to Chinese sovereignty on July 1, 1997 as 12 a Special Administrative Region (SAR) of the People’s Republic of China under the principle of “one country, two systems.” Although China is obligated to maintain the current capitalist economic and social system of Hong Kong through June 30, 2047, the continuation of economic and social freedoms enjoyed in Hong Kong is dependent on the government of China. Any attempt by China to tighten its control over Hong Kong’s political, economic, legal or social policies may result in an adverse effect on Hong Kong’s markets. In addition, the Hong Kong dollar trades at a fixed exchange rate in relation to (or, is “pegged” to) the U.S. dollar, which has contributed to the growth and stability of the Hong Kong economy. However, it is uncertain how long the currency peg will continue or what effect the establishment of an alternative exchange rate system would have on the Hong Kong economy. Because the Fund’s NAV is denominated in U.S. dollars, the establishment of an alternative exchange rate system could result in a decline in the Fund’s NAV.

Growth Securities Risk. Growth companies are companies whose earnings growth potential appears to be greater than the market in general and whose revenue growth is expected to continue for an extended period of time. Stocks of growth companies or “growth securities” have market values that may be more volatile than those of other types of investments. Under certain market conditions, growth securities have performed better during the later stages of economic recovery (although there is no assurance that they will continue to do so). Therefore, growth securities may go outperform or underperform the broad market over time. Growth securities typically do not pay a dividend, which can help cushion stock prices in market downturns and reduce potential losses.

Index-Related Risk. The Adviser does not actively manage the Fund and therefore does not attempt to analyze, quantify or control the risks associated with investing in securities in the Target Index. The Fund invests primarily in securities included in, or representative of, its Target Index regardless of their investment merits. The Adviser does not attempt to take defensive positions in declining markets. As a result, the Fund may hold constituent securities regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause the Fund’s return to be lower than if the Fund employed an active strategy.

Risks related to the Index Provider. The Fund seeks to achieve a return which corresponds generally to the price and yield performance, before fees and expenses, of the Target Index as published by the Index Provider or the index calculation agent, if applicable. There is no assurance that the Index Provider, the index calculation agents or any agents that may act on the Index Provider’s behalf will compile the Target Index accurately, or that the Target Index will be determined, composed or calculated accurately. While the Index Provider provides descriptions of what the Target Index is designed to achieve, none of the Index Provider, the index calculation agents or any agents of the Index Provider provide any warranty or accept any liability in relation to the quality, accuracy or completeness of the Target Index or its related data, and they do not guarantee that the Target Index will be in line with the Index Provider’s methodology. Errors in respect of the quality, accuracy and completeness of the data may occur from time to time and may not be identified and corrected by the Index Provider or index calculation agent, if applicable, for a period of time or at all, particularly where the indexes are less commonly used. Therefore, gains, losses or costs associated with errors of the Index Provider, the index calculation agent or their respective agents will generally be borne by the Fund and its shareholders. For example, during a period where the Fund’s Target Index contains incorrect constituents, the Fund would have market exposure to such constituents and would be underexposed to the Target Index’s other constituents. Such errors may negatively or positively impact the Fund and its shareholders. Any gains due to the Index Provider’s, index calculation agent’s or others’ errors will be kept by the Fund and its shareholders and any losses resulting from the Index Provider’s, index calculation agent’s or others’ errors will be borne by the Fund and its shareholders. Certain of the Target Indexes are new and have a limited performance history. The foregoing risks may be greater for a new index.

Apart from scheduled rebalances and reconstitutions the Index Provider/index calculation agent or their respective agents may carry out additional ad hoc rebalances and/or reconstitutions to the Target Index in order, for example, to correct an error in the selection of index constituents, or to reflect corporate actions or de-listings. When the Target Index of the Fund is rebalanced or reconstituted and the Fund in turn rebalances or reconstitutes its portfolio to attempt to increase the correlation between the Fund’s portfolio and the Target Index, any transaction costs and market exposure arising from such portfolio rebalancing or reconstitution will be borne directly by the Fund and its shareholders. Therefore, errors and additional ad hoc rebalances and reconstitutions carried out by the Index Provider to the Target Index or index calculation agent, if applicable, may increase the costs and the tracking error risk of the Fund.

International Closed Market Trading Risk. Because the Fund’s underlying securities trade on markets that may be closed when the Exchange is open, there are likely to be deviations between current pricing of an underlying security and stale pricing resulting in the Fund trading at a discount or premium to NAV that may be greater than those incurred by other ETFs.

Internet Companies Risk. Companies involved with the internet, technology and e-commerce are exposed to risks associated with rapid advances in technology, obsolescence of current products and services, the finite life of patents and the constant threat of global competition and substitutes. In addition to these risks, these companies may be adversely impacted by market and economic cyclicality and changing industry standards.

Large Capitalization Securities Risk. Investments in large capitalization companies may go in and out of favor based on market and economic conditions and may underperform other market segments. Some large capitalization companies may be unable to respond quickly to new competitive challenges and attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. As such, returns on investments in stocks of large capitalization companies could trail the returns on investments in stocks of small and mid-capitalization companies.

Liquidity Risk. Liquidity risk exists when the markets for particular securities or types of securities or other investments are or become relatively illiquid so that the Fund is unable, or it becomes more difficult for the Fund, to sell the security at the price at which the Fund has valued the security. Illiquidity may result from political, economic or issuer specific events; supply/demand imbalances; changes in a specific market’s size or structure, including the number of participants; or overall market disruptions. Securities with reduced liquidity or that become illiquid may involve greater risk than securities with more liquid markets. Market prices or quotations for illiquid securities may be volatile, and there may be large spreads between bid and ask prices. Reduced liquidity may have an adverse impact on market price and the Fund’s ability to sell particular securities when necessary to meet the Fund’s liquidity needs or in response to a specific economic event. To the extent that the Fund and its affiliates hold a significant portion of an issuer’s outstanding securities, the Fund may be subject to greater liquidity risk than if the issuer’s securities were more widely held.

Market Events Risk. The market values of the Fund’s investments, and therefore the value of the Fund’s shares, will go up and down, sometimes rapidly or unpredictably. Market risk may affect a single issuer, industry or section of the economy, or it may affect the market as a whole. The value of the Fund’s investments may go up or down due to general market conditions that are not specifically related to the particular issuer, such as real or perceived adverse economic conditions, changes in the general outlook for revenues or corporate earnings, changes in interest or currency rates, regional or global instability, or adverse investor sentiment generally. The value of the Fund’s investments may also go up or down due to factors that affect an individual issuer or a particular industry or sector, such as changes in production costs, supply and demand, and competitive conditions within an industry. In addition, unexpected events and their aftermaths, such as pandemics, epidemics or other public health issues; natural, environmental or man-made disasters; financial, political or social disruptions; terrorism and war; and other tragedies or catastrophes, can cause investor fear and panic, which can adversely affect the economies of many companies, sectors, nations, regions and the market in general, in ways that cannot necessarily be foreseen.

Mid-Capitalization Securities Risk. Investing in securities of medium capitalization issuers involves greater risk than customarily is associated with investing in larger, more established companies. These issuer’s securities may be more volatile and less liquid than those of more established issuers. These securities may have returns that vary, sometimes significantly, from the overall securities market. Medium capitalization issuers are sometimes more dependent on key personnel or limited product lines than larger, more diversified issuers. Often, medium capitalization issuers and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Multifactor Risk. The Target Index, and thus the Fund, seeks to achieve specific factor exposures identified in the Fund’s principal investment strategies above. There can be no assurance that targeting exposure to such factors will enhance the Fund’s performance over time, and targeting exposure to certain factors may detract from performance in some market environments. There is no guarantee the Index Provider’s methodology will be successful in creating an index that achieves the specific factor exposures identified above.

Non-Diversification Risk. The Fund is classified as “non-diversified” under the 1940 Act, which means that the Fund may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the Fund may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

Premium-Discount Risk. Although it is expected that the market price of Fund shares typically will approximate its NAV, there may be times when the market price and the NAV differ. Thus, the investor may pay more than NAV when buying Fund shares on the secondary market, and may receive less than NAV when the investor sells Fund shares on the secondary market. This risk is separate and distinct from the risk that the NAV of Fund shares may decrease.

Portfolio Turnover Risk. Portfolio turnover is a measure of how frequently the Fund’s portfolio securities are bought and sold. The Fund may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of the Target Index. High portfolio turnover rates generally increase transaction costs, which may reduce the Fund’s returns, and may result in increased taxable distributions.

Quality Stocks Risk. This style of investing is subject to the risk that the past performance of these companies does not continue or that the returns on “quality” equity securities are less than returns on other styles of investing or the overall stock market. In addition, there may be periods when quality investing is out of favor and during which the investment performance of a fund using a quality strategy may suffer.

Robotics Companies Risk. Companies involved in robotics and industries related to robotics and/or automation are exposed to the risk of rapid advances in technology, product and service obsolescence and reliance on patents and intellectual property. It is not certain that these companies will be able protect patents and other forms of intellectual property. These companies may be exposed to changes in business cycle and government regulation. In addition, these companies may be exposed to intense market competition and constant threat of substitutes. Product lines and depth may be limited. Companies involved in robotics generally require substantial investments in research and development with no guarantee of success in their underlying products. Heavy reliance on technology may make these companies more volatile than those less reliant.

Sector Risk. To the extent the Target Index, and thereby the Fund, emphasizes, from time to time, investments in a particular sector, the Fund is subject to a greater degree to the risks particular to that sector. Market conditions, interest rates, and economic, regulatory, or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased exposure to the price movements of those sectors.

Communication Services Sector Risk. The communication services sector consists of both companies in the telecommunication services industry as well as those in the media and entertainment industry. Examples of companies in the telecommunication services industry group include providers of fiber-optic, fixed-line, cellular and wireless telecommunications networks. Companies in the media and entertainment industry group encompass a variety of services and products including television broadcasting, gaming products, social media, networking platforms, online classifieds, online review websites and Internet search engines.

The communication services sector of a country’s economy is often subject to extensive government regulation. The costs of complying with governmental regulations, delays or failure to receive required regulatory approvals, or the enactment of new regulatory requirements may negatively affect the business of communications companies. Government actions around the world, specifically in the area of pre-marketing clearance of products and prices, can be arbitrary and unpredictable. Companies in the communication services sector may encounter distressed cash flows due to the need to commit substantial capital to meet increasing competition, particularly in developing new products and services using new technology. Technological innovations may make the products and services of certain communications companies obsolete.

The domestic telecommunications market is characterized by increasing competition and regulation by the U.S. Federal Communications Commission and various state regulatory authorities. Telecommunications providers are generally required to obtain franchises or licenses in order to provide services in a given location. Licensing and franchise rights in the telecommunications sector are limited, which may provide an advantage to certain participants. Limited availability of such rights, high barriers to market entry and regulatory oversight, among other factors, have led to consolidation of companies within the sector, which could lead to further regulation or other negative effects in the future.

Companies in the media and entertainment industries can be significantly affected by several factors, including competition, particularly in formulation of products and services using new technologies, cyclicality of revenues and earnings, a potential decrease in the discretionary income of targeted individuals, changing consumer tastes and interests, and the potential increase in state and federal government regulation. Companies in the media and entertainment industries may become obsolete quickly. Advertising spending can be an important revenue source for media and entertainment companies. During economic downturns advertising pending typically decreases and, as a result, media and entertainment companies tend to generate less revenue.

Consumer Discretionary Sector Risk. The success of consumer product manufacturers and retailers is tied closely to the performance of domestic and international economies, interest rates, exchange rates, competition, consumer confidence, changes in demographics and consumer preferences. Companies in the consumer discretionary sector depend heavily on disposable household income and consumer spending, and may be strongly affected by social trends and marketing campaigns. These companies may be subject to severe competition, which may have an adverse impact on their profitability.

Industrials Sector Risk. Companies in the industrials sector may be adversely affected by supply and demand changes related to their specific products or services. The products of manufacturing companies may face product obsolescence due to rapid technological developments and frequent new product introduction. Global events, trade disputes and changes in government regulations, economic conditions, changes or trends in commodity prices and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. Certain companies within the industry significantly rely on government demand for their products and services and, as a result, may be adversely affected by government oversight and spending policies. Companies within the sector that are cyclical in nature can be significantly affected by economic changes, fuel prices, labor relations and insurance costs.

Information Technology Sector Risk. Information technology companies face intense competition, both domestically and internationally, which may have an adverse effect on their profit margins. Like other technology companies, information technology companies may have limited product lines, markets, financial resources or personnel. The products of information technology companies may face obsolescence due to rapid technological developments, frequent new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. Companies in the information technology sector are heavily dependent on patent and intellectual property rights. The loss or impairment of these rights may adversely affect the profitability of these companies. Companies in the application software industry, in particular, may also be negatively affected by the decline or fluctuation of subscription renewal rates for their products and services, which may have an adverse effect on profit margins. Companies in the systems software industry may be adversely affected by, among other things, actual or perceived security vulnerabilities in their products and services, which may result in individual or class action lawsuits, state or federal enforcement actions and other remediation costs.

Small Capitalization Securities Risk. The securities of small capitalization companies are often more volatile and less liquid than the stocks of larger companies and may be more affected than other types of securities during market downturns. Compared to larger companies, small capitalization companies may have a shorter history of operations, and may have limited product lines, markets or financial resources.

Small and Mid-Capitalization Securities Risk. Investing in securities of small and medium capitalization issuers involves greater risk than customarily is associated with investing in larger, more established companies. These issuers’ securities may be more volatile and less liquid than those of more established issuers. These securities may have returns that vary, sometimes significantly, from the overall securities market. Small and medium capitalization issuers are sometimes more dependent on key personnel or limited product lines than larger, more diversified issuers. Often, small and medium capitalization issuers and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Tracking Error Risk. Tracking error is the divergence of the Fund’s performance from that of its Target Index. The Fund’s return may not match the return of the Target Index for a number of other reasons. For example, the Fund incurs a number of operating expenses not applicable to the Target Index, and incurs costs in buying and selling securities, especially when reconstituting the Fund’s securities holdings to reflect changes in the composition of the Target Index. Because the Target Index’s components are reconstituted on an annual basis, the Fund’s costs associated with reconstitution may be greater than those incurred by other ETFs that track indices whose composition changes less frequently. If the Fund is not fully invested, holding cash balances may prevent it from tracking the Target Index. In addition, the Fund’s NAV may deviate from the Target Index if the Fund fair values a portfolio security at a price other than the price used by the Target Index for that security. In addition, to the extent the Fund employs a representative sampling strategy, the stocks held by the Fund may provide performance that differs from the aggregate performance of all of the securities comprising the Target Index.

Volatility Risk. There is a risk that the present and future volatility of a security, relative to the underlying Target Index, will not be the same as it has historically been, and thus that the Target Index will not be exposed to the less volatile securities in the underlying Target Index universe. Volatile stocks are subject to sharp swings in value.

Other Information

Exclusion of Adviser from Commodity Pool Operator (“CPO”) Definition. With respect to each Fund, the Adviser has claimed an exclusion from the definition of a CPO under the Commodity Exchange Act (“CEA”) and the rules of the Commodity Futures Trading Commission (“CFTC”) and, therefore, is not subject to CFTC registration or regulation as a CPO. In addition, the Adviser is relying upon a related exclusion from the definition of a “commodity trading advisor” under the CEA and the rules of the CFTC.

The terms of the CPO exclusion require the Funds, among other things, to adhere to certain limits on its investments in “commodity interests.” Commodity interests include commodity futures, commodity options and swaps, which in turn include non-deliverable forward currency agreements, as further described in the Funds’ statement of additional information (“SAI”). Because the Adviser and the Funds intend to comply with the terms of the CPO exclusion at this time, the Funds will limit their investments in these types of instruments. The Funds are not intended as a vehicle for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Adviser’s reliance on these exclusions, or the Funds, their investment strategies or this Prospectus.

Investment Advisory Services

Investment Adviser and Sub-Adviser

O’Shares Investment Advisers, LLC (“Adviser”) acts as each Fund’s investment adviser pursuant to an investment advisory agreement with the Trust on behalf of the Fund (each an “Advisory Agreement”). The Adviser is a Delaware limited liability company with its principal offices located at 1010 Sherbrooke St. West, Suite 2105, Montreal, QC H3A 2R7 (Canada). The Adviser was founded in 2016.

Vident Investment Advisory, LLC (“Vident” or “Sub-Adviser”) acts as each Fund’s sub-adviser pursuant to an investment sub-advisory agreement with the Adviser (the “Sub-Advisory Agreement”). Vident is a Delaware limited liability company with its principal offices located at 1125 Sanctuary Parkway, Suite 515, Alpharetta, Georgia 30009. The Sub-Adviser was founded in 2014.

Pursuant to the Advisory Agreement, the Adviser has the overall responsibility for the Funds’ investment program. The Adviser, on behalf of each Fund, has entered into a Sub-Advisory Agreement with the Sub-Adviser. The Sub-Adviser is responsible for trading portfolio securities and other investment instruments on behalf of the Funds, including selecting broker-dealers to execute purchase and sale transactions, as instructed by the Adviser or in connection with any rebalancing or reconstitution of a Target Index, subject to the overall supervision and oversight of the Adviser and the Board. The Adviser oversees the Sub-Adviser for compliance with the Funds’ investment objective, policies, strategies and restrictions. The Board of Trustees supervises and oversees the Adviser and the Sub-Adviser, establishes policies that they must follow in their management activities, and oversees the hiring and termination of sub-advisers recommended by the Adviser.

Pursuant to the Advisory Agreement, each Fund pays the Adviser the advisory fee for its services payable on a monthly basis at the annual rate listed in the table below, based on the average daily net assets of the Fund.

Fund	Advisory Fee
O’Shares U.S. Quality Dividend ETF	0.48%
O’Shares U.S. Small-Cap Quality Dividend ETF	0.48%
O’Shares Global Internet Giants ETF	0.48%
O’Shares Europe Quality Dividend ETF	0.48%
O’Shares U.S. Large Cap Quality Growth ETF	0.48%
O’Shares U.S. Small Cap Quality Growth ETF	0.48%

Pursuant to the Sub-Advisory Agreement, the Adviser compensates the Sub-Adviser out of the advisory fees it receives from the Funds.

Under the Advisory Agreement, the Adviser bears all of the ordinary operating expenses of the Funds, except for (i) the management fee, (ii) payments under the Funds’ Rule 12b-1 plan, (iii) brokerage expenses (including any costs incidental to transactions in portfolio securities or instruments), (iv) acquired fund fees and expenses, (v) taxes, (vi) interest (including borrowing costs and dividend expenses on securities sold short and overdraft charges), (vii) litigation expenses (including litigation to which the Trust or a Fund may be a party and indemnification of the Trustees and officers with respect thereto) and (viii) other extraordinary or non-routine expenses.

A discussion regarding the basis for the Board’s approval of the Advisory Agreement and Sub-Advisory Agreement for the O’Shares U.S. Small-Cap Quality Dividend ETF, O’Shares Global Internet Giants ETF, O’Shares U.S. Quality Dividend ETF and O’Shares Europe Quality Dividend ETF is available in the Funds’ semi-annual report to shareholders for the period ended December 31, 2020. A discussion regarding the basis for the Board’s approval of the Advisory Agreement and Sub-Advisory Agreement for the O’Shares U.S. Large Cap Quality Growth ETF and O’Shares U.S. Small Cap Quality Growth ETF will be available in the Funds’ first report to shareholders.

Portfolio Managers

The portfolio managers are responsible for various functions related to portfolio management, including, but not limited to, investing cash inflows, implementing investment strategy, researching and reviewing investment strategy, and overseeing members of their portfolio management team with more limited responsibilities.

Vident Investment Advisory, LLC

Austin Wen, CFA has seven years of investment management experience. Mr. Wen is a Portfolio Manager at Vident, specializing in portfolio management and trading of equity portfolios and commodities based portfolios, as well as risk monitoring and investment analysis. Previously, Mr. Wen was an analyst for Vident Financial, working on the development and review of investment solutions. He began his career as a State Examiner for the Georgia Department of Banking and Finance. Mr. Wen obtained a BA in Finance from the University of Georgia and holds the Chartered Financial Analyst designation.

Rafael Zayas, CFA, is a Portfolio Manager for the Sub-Adviser and has over 15 years of investment management experience. Mr. Zayas became SVP, Head of Portfolio Management and Trading ETF at Vident in June 2020. From 2017 to 2020, he was Senior Portfolio Manager – International Equity at Vident and his investment management experience includes managing international equity portfolios, including in emerging and frontier markets. Prior to joining Vident, he was a Portfolio Manager – Direct Investments for seven years at Russell Investments, a global asset manager, where he co-managed more than $4 billion in quantitative strategies across global markets, including the Russell Strategic Call Overwriting Fund, a mutual fund. Mr. Zayas also helped Russell Investments launch its sponsored ETF initiative and advised on index methodologies. Prior to joining Russell Investments, Mr. Zayas was a Portfolio Manager – Equity Indexing at Mellon Capital Management, where he managed assets for internationally listed global equity ETFs. Mr. Zayas graduated with a B.S. in Electrical Engineering from Cornell University and obtained a Certificate in Computational Finance and Risk Management from the University of Washington. He also attained the Chartered Financial Analyst designation in 2010.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed by each portfolio manager, and each portfolio manager’s ownership of shares of the Funds.

Manager of Managers Structure

The Adviser and the Trust were granted an exemptive order from the SEC that allows the Funds to operate in a “manager of managers” structure whereby the Adviser, as the Funds’ investment adviser, can appoint and replace sub-advisers, and enter into, amend and terminate sub-advisory agreements with such sub-advisers, each subject to Board approval but without obtaining prior shareholder approval (the “Manager of Managers Structure”). The Funds will inform shareholders of the hiring of any new sub-adviser within 90 days after the hiring of the sub-adviser. The SEC exemptive order allows the Funds to avoid the expenses and delays associated with obtaining shareholder approval of sub-advisory agreements. The order covers the appointment of sub-advisers that are not affiliated with the Adviser, as well as sub-advisers that are affiliated with the Adviser, although the Funds currently will utilize the relief only for the hiring of unaffiliated sub-advisers and sub-advisers that are wholly owned by the Adviser or a parent company of the Adviser.

The use of the Manager of Managers Structure with respect to the Funds is subject to the conditions to the SEC exemptive order. Under the Manager of Managers Structure, the Adviser has the ultimate responsibility, subject to oversight by the Board, to oversee the sub-advisers and recommend their hiring, termination and replacement. Subject to the review and oversight of the Board, the Adviser sets the Funds’ overall investment strategies; evaluates, selects and recommends sub-advisers to manage all or a portion of each Fund’s assets; implements procedures reasonably designed to ensure that each sub-adviser complies with each Fund’s investment objective, policies and restrictions; allocates and, when appropriate, reallocates each Fund’s assets among sub-advisers; and monitors and evaluates the sub-advisers’ performance.

Information Regarding Exchange-Traded Funds

Each Fund is an ETF. An ETF is an investment company that offers shares that are listed on a U.S. securities exchange. Because they are listed on an exchange, shares of ETFs can be traded throughout the day on that exchange at market-determined prices.

Conventional mutual fund shares are bought from and redeemed with the issuing fund for cash at the NAV of such shares. ETF shares, by contrast, cannot be purchased from or redeemed with the issuing fund at NAV except by or through Authorized Participants, and then only in large blocks of shares called “Creation Units,” usually in exchange for an in-kind basket of securities. In order to be an “Authorized Participant,” you must be either a broker-dealer or other participant in the Continuous Net Settlement System (“Clearing Process”) of the National Securities Clearing Corporation (“NSCC”) or a participant in The Depository Trust Company (“DTC”) with access to the DTC system, and you must execute an agreement with the Fund’s distributor that governs transactions in the Fund’s Creation Units.

NAV is calculated once a day at the close of trading on the New York Stock Exchange (“NYSE”) and reflects a Fund’s total assets, less its liabilities, divided by the number of shares it has outstanding. Transactions in traditional mutual fund shares are typically effected at the NAV next determined after receipt of the transaction order, no matter what time during the day an investor in a traditional mutual fund places an order to purchase or redeem shares, that investor’s order will be priced at that Fund’s NAV determined as of the close of trading of the NYSE. Traditional mutual fund shares may be purchased from a fund directly by the shareholder or through a financial intermediary.

In contrast, investors can purchase and sell ETF shares on a secondary market through a broker. Secondary market transactions may not occur at NAV, but at market prices that change throughout the day, based on the supply of, and demand for, ETF shares and on changes in the prices of the ETF’s portfolio holdings. Accordingly, an investor may pay more (or receive less) than NAV when the investor purchase (or sells) Fund shares on the secondary market. Shareholders will also incur typical brokerage and transaction costs when buying or selling ETF shares on the secondary market. An organized secondary market is expected to exist for the Funds’ shares because Fund shares are listed for trading on the Exchange. It is possible, however, that an active trading market in Fund shares may not be maintained.

Pricing Fund Shares

The NAV of each Fund’s shares is calculated each business day as of the close of regular trading on the NYSE, generally 4:00 p.m., Eastern Time. NAV per share is computed by dividing the net assets by the number of shares outstanding.

The trading prices of shares in the secondary market may differ in varying degrees from their daily NAVs and can be affected by market forces such as supply and demand, economic conditions and other factors.

If you buy or sell Fund shares on the secondary market, you will pay or receive the market price, which may be higher or lower than NAV. Your transaction will be priced at NAV only if you purchase or redeem your Fund shares in Creation Units.

When calculating the NAV of the Funds’ shares, securities held by the Funds are valued at market quotations when reliable market quotations are readily available. Exchange traded securities and instruments (including equity securities, depositary receipts and ETFs) are generally valued at the last reported sale price on the principal exchange on which such securities are traded (at the NASDAQ Official Closing Price for NASDAQ listed securities), as of the close of regular trading on the NYSE on the day the securities are being valued or, if there are no sales, at the mean of the most recent bid and asked prices. Forward currency contracts are generally valued at the close of the London Exchange at the applicable forward rate on the valuation day. OTC securities and instruments are generally valued using prices provided by a third party pricing service. Any Fund assets denominated in currencies other than the U.S. dollar are generally translated into the U.S. dollar at the prevailing market rates provided by a third party pricing service. Use of a rate different from the rate used by a Target Index may adversely affect a Fund’s ability to track its Target Index.

When reliable market quotations are not readily available, securities are priced at their fair value, which is the price a security’s owner might reasonably expect to receive upon its sale. The Funds also may use fair value pricing if the value of a security it holds has been materially affected by events occurring before the Funds’ pricing time but after the close of the primary markets or exchanges on which the security is traded. Valuing the Funds’ investments using fair value pricing may result in using prices for those investments that may differ from current market valuations. The Board has delegated to a Valuation Committee the authority to determine fair value prices, pursuant to policies and procedures the Board has established. Certain market valuations could result in a difference between the prices used to calculate each Fund’s NAV and the prices used by each Fund’s Target Index, which, in turn, could result in a difference between a Fund’s performance and the performance of its Target Index.

Shareholder Information

Shares of the Funds trade on exchanges and elsewhere during the trading day. Shares can be bought and sold throughout the trading day like other shares of publicly traded securities. There is no minimum investment for purchases made on an exchange. When buying or selling shares through a broker, you will incur customary brokerage commissions and charges. In addition, you will also incur the cost of the “spread,” which is the difference between what professional investors are willing to pay for Fund shares (the “bid” price) and the price at which they are willing to sell Fund shares (the “ask” price). The commission is frequently a fixed amount and may be a significant proportional cost for investors seeking to buy or sell small amounts of shares. The spread with respect to shares of the Funds varies over time based on the Funds’ trading volumes and market liquidity, and is generally lower if the Funds have a lot of trading volume and market liquidity and higher if the Funds have little trading volume and market liquidity. Because of the costs of buying and selling Fund shares, frequent trading may reduce investment return.

Shares of the Funds may be acquired or redeemed directly from the Funds only in Creation Units or multiples thereof. The Funds are listed on the Exchange, which is open for trading Monday through Friday and is closed on weekends and the following holidays, as observed: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Premium/Discount Information

Information regarding how often the shares of the Funds traded on the Exchange at a price above (i.e., at a premium) or below (i.e., at a discount) the NAV of the Funds during the most recently completed calendar year and the most recently completed calendar quarters is available at www.oshares.com. Any such information represents past performance and cannot be used to predict future results.

Certain Legal Risks

Because Fund shares may be issued on an ongoing basis, a “distribution” of Fund shares could occur at any time. Certain activities performed by a dealer could, depending on the circumstances, result in the dealer being deemed a participant in the distribution, in a manner that could render it a statutory underwriter and subject it to the prospectus delivery and liability provisions of the Securities Act of 1933, as amended (the “Securities Act”). For example, a dealer could be deemed a statutory underwriter if it purchases Creation Units from the issuing Fund, breaks them down into the constituent Fund shares, and sells those shares directly to customers, or if it chooses to couple the creation of a supply of new Fund shares with an active selling effort involving solicitation of secondary-market demand for Fund shares. Whether a person is an underwriter depends upon all of the facts and circumstances pertaining to that person’s activities, and the examples mentioned here should not be considered a complete description of all the activities that could cause a dealer to be deemed an underwriter.

Broker-dealer firms should also note that dealers who are not “underwriters” but are effecting transactions in Fund shares, whether or not participating in the distribution of Fund shares, are generally required to deliver a prospectus. This is because the prospectus delivery exemption in Section 4(3) of the Securities Act is not available in respect of such transactions as a result of Section 24(d) of the Investment Company Act of 1940, as amended (the “Investment Company Act”). Dealers who are not “underwriters” but are participating in a distribution (as opposed to engaging in ordinary secondary-market transactions), and thus dealing with Fund shares as part of an “unsold allotment” within the meaning of Section 4(3)(C) of the Securities Act, will be unable to take advantage of the prospectus delivery exemption provided by Section 4(3) of the Securities Act. For delivery of prospectuses to exchange members, the prospectus delivery mechanism of Rule 153 under the Securities Act is only available with respect to transactions on a national exchange.

Fund shares are issued by a registered investment company, and the acquisition of such shares by other investment companies is subject to the restrictions of Section 12(d)(1) of the Investment Company Act, except as permitted by an SEC exemptive order granted to the Funds that allows registered investment companies to invest in Fund shares beyond the limits of Section 12(d)(1), subject to certain terms and conditions.

The Adviser reserves the right to reject any purchase request at any time, for any reason, and without notice. The Funds can stop offering Creation Units and may postpone payment of redemption proceeds at times when the Exchange is closed, when trading on the Exchange is suspended or restricted, for any period during which an emergency exists as a result of which disposal of the shares of the Fund’s portfolio securities or determination of NAV is not reasonably practicable, or under any circumstances as is permitted by the SEC.

Legal Restrictions on Transactions in Certain Securities

An investor subject to a legal restriction with respect to a particular security required to be deposited in connection with the purchase of a Creation Unit may, at the Funds’ discretion, be permitted to deposit an equivalent amount of cash in substitution for any security which would otherwise be included in the in-kind basket of securities applicable to the purchase of a Creation Unit.

Creations and redemptions of Fund shares are subject to compliance with applicable federal and state securities laws, including that securities accepted for deposit and securities used to satisfy redemption requests are sold in transactions that would be exempt from registration under the Securities Act. The Funds (whether or not they otherwise permit cash redemptions) reserve the right to redeem Creation Units for cash to the extent that an investor could not lawfully purchase or a Fund could not lawfully deliver specific securities under such laws or the local laws of a jurisdiction in which the Fund invests. An Authorized Participant or an investor for which it is acting subject to a legal restriction with respect to a particular stock included in an in-kind basket of securities may be paid an equivalent amount of cash. An Authorized Participant that is not a qualified institutional buyer (“QIB”) as defined in Rule 144A under the Securities Act will not be able to receive, as part of a redemption, restricted securities eligible for resale under Rule 144A.

Frequent Trading

The Board has evaluated the risks of market timing activities by the Funds’ shareholders. The Board noted that a Fund’s shares can only be purchased and redeemed directly from the Fund in Creation Units by Authorized Participants and that the vast majority of trading in the Funds’ shares occurs on the secondary market. Because the secondary market trades do not involve a Fund directly, it is unlikely those trades would cause the harmful effects of market timing, including dilution, disruption of portfolio management, increases in the Funds’ trading costs and the realization of capital gains. With regard to the purchase or redemption of Creation Units directly with the Funds, to the extent effected in-kind (i.e., for securities), the Board noted that those trades do not cause the harmful effects (as previously noted) that may result from frequent cash trades. To the extent trades are effected in whole or in part in cash, the Board noted that those trades could result in dilution to a Fund and increased transaction costs, which could negatively impact a Fund’s ability to achieve its investment objective. However, the Board noted also that direct trading by Authorized Participants is critical to ensuring that the Funds’ shares trade at or close to NAV. The Funds also may employ fair valuation pricing to minimize potential dilution from market timing. In addition, each Fund may impose transaction fees on purchases and redemptions of Fund shares to cover the custodial and other costs incurred by a Fund in effecting trades. These fees may increase if an investor substitutes cash in part or in whole for securities, reflecting the fact that the Fund’s trading costs increase in those circumstances. Given this structure, the Board determined that it is not necessary to adopt policies and procedures to detect and deter market timing of the Funds’ shares.

Book Entry

Shares are held in book-entry form, which means that no stock certificates are issued. The DTC or its nominee is the record owner of all outstanding shares of the Funds and is recognized as the owner of all shares for all purposes. Investors owning shares are beneficial owners as shown on the records of DTC or its participants. DTC serves as the securities depository for all shares. Participants in DTC include securities brokers and dealers, banks, trust companies, clearing corporations and other institutions that directly or indirectly maintain a custodial relationship with DTC. As a beneficial owner of shares, you are not entitled to receive physical delivery of stock certificates or to have shares registered in your name, and you are not considered a registered owner of Fund shares. Therefore, to exercise any right as an owner of shares, you must rely upon the procedures of DTC and its participants. These procedures are the same as those that apply to any other stocks that you may hold in book entry or “street name” form.

The Adviser will not have any record of your ownership. Your account information will be maintained by your broker, which will provide you with account statements, confirmations of your purchases and sales of Fund shares, and tax information. Your broker also will be responsible for distributing income and capital gains distributions and for ensuring that you receive shareholder reports and other communications from the fund whose shares you own. You will receive other services (e.g., dividend reinvestment and average cost information) only if your broker offers these services.

Portfolio Holdings Information

On each business day of a Fund, before the opening of regular trading on the Exchange, the Fund will disclose on its website (www.oshares.com) certain information relating to the portfolio holdings that will form the basis for the Fund’s next calculation of NAV per share. In addition, the deposit securities and fund securities that should be delivered in exchange for purchases and redemptions of Creation Units are publicly disseminated daily via the NSCC. A description of the Funds’ other policies and procedures with respect to the disclosure of the Funds’ portfolio securities is available in the SAI.

Distribution and Service Plan

Each Fund has adopted a distribution and service plan (“Plan”) pursuant to Rule 12b-1 under the Investment Company Act. In accordance with the Plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to finance any activity primarily intended to result in the sale of Creation Units of each Fund or the provision of investor services, including but not limited to: (i) marketing and promotional services, including advertising; (ii) facilitating communications with beneficial owners of shares of the Funds; (iii) wholesaling services; and (iv) such other services and obligations as may be set forth in the Distribution Agreement with Foreside Fund Services, LLC (the “Distributor”).

No Rule 12b-1 fees are currently paid by any Fund and there are no current plans to impose these fees. In the event Rule 12b-1 fees were charged, over time they would increase the cost of an investment in a Fund and may cost you more than paying other types of sales charges.

Dividends and Distributions

Each Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code of 1986, as amended (the “Code”). As a regulated investment company, a Fund generally pays no federal income tax on the income and gains it distributes. Fund shareholders are entitled to their share of a Fund’s income and net realized gains on its investments. Each Fund pays out substantially all of its net earnings to its shareholders as “distributions.” Each Fund typically earns income dividends from stocks and income from fixed income securities. These amounts, net of expenses, are passed along to Fund shareholders as “income dividend distributions.” Each Fund realizes capital gains or losses whenever it sells securities or buys back shorted securities. Net long-term capital gains are distributed to shareholders as “capital gain distributions.”

The Funds intend to pay income dividends monthly from its net investment income. Capital gains, if any, may be paid at least annually.  The amount of any distribution will vary, and there is no guarantee the Fund will pay either income dividends or capital gain distributions. Dividends may be declared and paid more frequently to improve a Fund’s tracking of its Target Index or to comply with the distribution requirements of the Code.

At the time you purchase your Fund shares, the price of shares may reflect undistributed income, undistributed capital gains, or net unrealized appreciation in value of portfolio securities held by the Fund. For taxable investors, a subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable. Buying shares in a Fund just before it declares an income dividend or capital gains distribution is sometimes known as “buying a dividend.”

Each year, you will receive an annual statement (Form 1099) of your account activity to assist you in completing your federal, state and local tax returns. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable as if they were paid in December. The Funds make every effort to search for reclassified income to reduce the number of corrected forms mailed to you. However, when necessary, you will receive a corrected Form 1099 to reflect reclassified information.

Distributions in cash may be reinvested automatically in additional shares only if the broker through which the shares were purchased makes such an option available.

The Trust will not make the DTC book-entry Dividend Reinvestment Service available for use by shareholders for reinvestment of their cash proceeds, but certain individual brokers may make a dividend reinvestment service available to their clients. If this service is available and used, distributions of both income and realized gains will be automatically reinvested in additional whole shares of the same Fund purchased in the secondary market. Fund distributions of income and realized gains are taxable to you whether paid in cash or reinvested in Fund shares.

Taxes

The following is a summary of the material U.S. federal income tax considerations applicable to an investment in shares of a Fund. The summary is based on the laws in effect on the date of this Prospectus and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect. In addition, this summary assumes that a shareholder holds shares as capital assets within the meaning of the Code and does not hold shares in connection with a trade or business. This summary does not address all potential U.S. federal income tax considerations possibly applicable to an investment in shares of a Fund to shareholders holding shares through a partnership (or other pass-through entity) or to shareholders subject to special tax rules. Prospective shareholders are urged to consult their own tax advisors with respect to the specific federal, state, local, and foreign tax consequences of investing in shares based on their particular circumstances.

As with any investment, you should consider how your investment in shares of the Funds will be taxed. Unless your investment in shares is made through a tax-exempt entity or tax-advantaged arrangement, such as an individual retirement plan, you need to be aware of the possible tax consequences when a Fund makes distributions and when you sell your shares of a Fund.

Taxes on Distributions

Distributions from a Fund’s net investment income (other than qualified dividend income), including distributions out of the Fund’s net short-term capital gains, if any, are taxable to you as ordinary income. Distributions by a Fund of net long-term capital gains in excess of net short-term capital losses are taxable to you as long-term capital gains, regardless of how long you have held a Fund’s shares.

Distributions by a Fund that qualify as qualified dividend income are taxable to you at long-term capital gain rates. In order for a distribution by a Fund to be treated as qualified dividend income: (i) the Fund itself must receive qualified dividend income from U.S. corporations and certain qualified foreign corporations, (ii) the Fund must meet holding period and other requirements with respect to its dividend paying stocks, and (iii) you must meet holding period requirements and other requirements with respect to the Fund’s shares. In general, your distributions are subject to federal income tax for the year when they are paid. Certain distributions paid in January, however, may be treated as paid on December 31 of the prior year.

Under 2017 legislation commonly known as the Tax Cuts and Jobs Act, “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are treated as eligible for a 20% deduction by noncorporate taxpayers. A Fund may choose to report the special character of “qualified REIT dividends” to its shareholders, provided both the Fund and a shareholder meet certain holding period requirements with respect to their shares.

If a Fund qualifies to pass through to you the tax benefits from foreign taxes it pays on its investments, and elects to do so, then any foreign taxes it pays on these investments may be passed through as a foreign tax credit.

An additional 3.8% Medicare tax is imposed on certain net investment income (including ordinary dividends and capital gain distributions received from a Fund and net gains from taxable dispositions of Fund shares) of U.S. individuals, estates and trusts to the extent that such person’s “modified adjusted gross income” (in the case of an individual) or “adjusted gross income” (in the case of an estate or trust) exceeds a threshold amount. This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

By law, if you do not provide your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale of your shares. Withholding is also imposed if the Internal Revenue Service (“IRS”) requires it. When withholding is required, the amount will be 24% of any distributions or proceeds paid.

Taxes on Exchange-Listed Shares Sales

Currently, any capital gain or loss realized upon a sale of Fund shares is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as short-term capital gain or loss if the shares have been held for one year or less, assuming that such Creation Units are held as a capital asset. The ability to deduct capital losses may be limited.

Taxes on Purchase and Redemption of Creation Units

An Authorized Participant who exchanges equity securities for Creation Units generally will recognize a gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of purchase (plus any cash received by the Authorized Participant as part of the issue) and the Authorized Participant’s aggregate basis in the securities surrendered (plus any cash paid by the Authorized Participant as part of the issue). An Authorized Participant who exchanges Creation Units for equity securities generally will recognize a gain or loss equal to the difference between the Authorized Participant’s basis in the Creation Units (plus any cash paid by the Authorized Participant as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the Authorized Participant as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether the wash sale rules apply and when a loss might be deductible.

Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the shares have been held for more than one year and as a short-term capital gain or loss if the shares have been held for one year or less, assuming that such Creation Unites are held as a capital asset.

If you purchase or redeem Creation Units, you will be sent a confirmation statement showing how many and at what price you purchased or sold shares.

The foregoing discussion summarizes some of the possible consequences under current federal tax law of an investment in a Fund. It is not a substitute for personal tax advice. You may also be subject to state and local taxation on Fund distributions and sales of Fund shares. You are advised to consult your personal tax advisor about the potential tax consequences of an investment in Fund shares under all applicable tax laws.

Trademark Notice/Disclaimers

S-Network Global Indexes Inc. (“S-Network”) Disclaimer

Shares of the Funds are not sponsored, endorsed, sold or promoted by S-Network Global Indexes Inc., or third-party licensors. Neither S-Network nor its third-party licensors make any representation or warranty, express or implied, to the owners of a Fund or any member of the public regarding the advisability of investing in securities generally or in a Fund particularly or in the ability of a Fund to track the performance of its Target Index. S-Network and its third-party licensors are not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Funds’ shares to be issued or in the determination or calculation of the equation by which a Fund is to be converted into cash. S-Network has no obligation or liability in connection with the administration, marketing or trading of the Funds.

Neither S-Network nor its affiliates or third party licensors guarantee the adequacy, accuracy timeliness and/or the completeness of the Target Indexes or any data included therein or any communications, including but not limited to, oral or written communications (including electronic communications) with respect thereto. S-Network, its affiliates and their third-party licensors shall not be subject to any damages or liability for any errors, omissions, or interruptions therein. S-Network makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Target Indexes or any data included therein. Without limiting any of the foregoing, in no event whatsoever shall S-Network, its affiliates or their third-party licensors have any liability for any indirect, special, incidental punitive or consequential damages, including but not limited to loss of profits, trading losses, lost time or goodwill, even if they have been advised of the possibility of such damages, whether in contract, tort, strict liability or otherwise.

Cboe BZX Disclaimer

Shares of the Funds are not sponsored, endorsed or promoted by Cboe BZX. Cboe BZX makes no representation or warranty, express or implied, to the owners of the shares of the Funds or any member of the public regarding the ability of a Fund to track the performance of its Target Index or the ability of a Target Index to track stock market performance. Cboe BZX is not responsible for, nor has it participated in, the determination of the compilation or the calculation of the Target Indexes, nor in the determination of the timing of, prices of, or quantities of shares of a Fund to be issued, nor in the determination or calculation of the equation by which the shares are redeemable. Cboe BZX has no obligation or liability to owners of the shares of a Fund in connection with the administration, marketing or trading of the shares of the Funds.

Cboe BZX does not guarantee the accuracy and/or the completeness of the Target Indexes or any data included therein. Cboe BZX makes no warranty, express or implied, as to results to be obtained by the Trust on behalf of the Funds as licensee, licensee’s customers and counterparties, owners of the shares of the Funds, or any other person or entity from the use of the subject index or any data included therein in connection with the rights licensed as described herein or for any other use. Cboe BZX makes no express or implied warranties and hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Target Indexes or any data included therein. Without limiting any of the foregoing, in no event shall Cboe BZX have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

Adviser Disclaimer

The Adviser does not guarantee the accuracy or the completeness of the Target Indexes or any data included therein and the Adviser shall have no liability for any errors, omissions or interruptions therein.

The Adviser makes no warranty, express or implied, to the owners of shares of a Fund or to any other person or entity, as to results to be obtained by the Fund from the use of the Target Index or any data included therein. The Adviser makes no express or implied warranties and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to a Target Index or any data included therein. Without limiting any of the foregoing, in no event shall the Adviser have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits), even if notified of the possibility of such damages.

Service Providers

Distributor

Foreside Fund Services, LLC is the principal underwriter and distributor of the Funds’ shares. The Distributor will not distribute shares in less than a Creation Unit, and it does not maintain a secondary market in the shares. The Distributor is a broker-dealer registered under the Securities Exchange Act of 1934, as amended, and a member of the Financial Industry Regulatory Authority, Inc. The Distributor is not affiliated with the Adviser, the Index Provider or their affiliates.

Administrator, Fund Accounting Agent, Transfer Agent and Custodian

J.P. Morgan Chase Bank, N.A. serves as the Administrator, Fund Accounting Agent, and Transfer Agent of the Funds and also serves as Custodian of the Funds’ investments.

Compliance Support

Foreside Fund Officer Services, LLC (“FFOS”), an affiliate of the Distributor, provides a Chief Compliance Officer and a Chief Financial Officer, as well as certain additional compliance support functions to the Funds. FFOS is not affiliated with the Adviser, Sub-Adviser, Administrator, Transfer Agent, Custodian or their affiliates.

Index Provider

The Adviser developed the methodology for each Target Index and serves as the Index Provider. The Adviser has licensed the use of the Target Indexes and related intellectual property to the Funds at no charge.

Calculation Agent

S-Network, an independent third party, is responsible for the ongoing maintenance, compilation, calculation and administration of the Target Indexes for the Funds. The Calculation Agent is not affiliated with the Funds, Adviser or Vident.

Householding Policy

To reduce expenses, we mail only one copy of the Prospectus or Summary Prospectus, each annual and semi-annual report, and any proxy statements to each address shared by two or more accounts with the same last name or that the Trust reasonably believes are members of the same family. If you wish to receive copies of these documents, please write to the Trust at: OSI ETF Trust, c/o Foreside Fund Services, LLC, 3 Canal Plaza, Suite 100, Portland, Maine 04101, call the Trust at: 855-637-5383 between the hours of 8:30 a.m. and 6:00 p.m. Eastern Time on days the Fund is open for business; or contact your financial institution. We will begin sending you individual copies thirty days after receiving your request.

Financial Highlights

The financial highlights table is intended to help you understand the O’Shares U.S. Quality Dividend ETF’s, O’Shares U.S. Small-Cap Quality Dividend ETF’s, O’Shares Global Internet Giants ETF’s and O’Shares Europe Quality Dividend ETF’s financial performance from commencement of operations through June 30, 2021.

Each of the O’Shares U.S. Quality Dividend ETF and O’Shares Europe Quality Dividend ETF has adopted the financial performance and operating history of the corresponding Predecessor Fund. Information for periods prior to June 28, 2018 reflect that of the corresponding Predecessor Fund.

Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). This information has been audited by BBD, LLP, an independent registered public accounting firm, whose report, along with the Funds’ financial statements for the period ended June 30, 2021, is included in the annual report of the Funds and is available upon request.

The O’Shares U.S. Large Cap Quality Growth ETF and O’Shares U.S. Small Cap Quality Growth ETF have not commenced operations as of the date of this Prospectus and do not have financial highlights to present at this time.

Financial Highlights for a share outstanding throughout the periods indicated.

	PER SHARE OPERATING PERFORMANCE
		Investment Operations			Distributions
	Net asset value, beginning of period	Net investment income (loss)(1)	Net realized and unrealized gain (loss)	Total investment operations	Net investment income	Net realized gains	Tax return of capital	Total distributions	Net asset value, end of period
O’Shares U.S. Quality Dividend ETF
Year ended June 30, 2021	$33.16	$0.69	$8.81	$9.50	$(0.66)	$—	$—	$(0.66)	$42.00
Year ended June 30, 2020	34.13	0.93	(0.96)	(0.03)	(0.94)	—	—	(0.94)	33.16
Year ended June 30, 2019	30.69	0.89	3.44	4.33	(0.89)	—	—	(0.89)	34.13
Year ended June 30, 2018	29.25	0.78	1.46	2.24	(0.80)	—	—	(0.80)	30.69
Year ended June 30, 2017	27.71	0.69	1.49	2.18	(0.64)	—	—	(0.64)	29.25
O’Shares U.S. Small-Cap Quality Dividend ETF
Year ended June 30, 2021	24.99	0.64	9.98	10.62	(0.53)	—	—	(0.53)	35.08
Year ended June 30, 2020	27.45	0.64	(2.48)	(1.84)	(0.57)	—	(0.05)	(0.62)	24.99
Year ended June 30, 2019	27.07	0.58	0.38(8)	0.96	(0.58)	—	—	(0.58)	27.45
Year ended June 30, 2018	25.41	0.66	1.70	2.36	(0.66)	—(9)	(0.04)	(0.70)	27.07
For the period 12/30/16** − 06/30/17	25.00	0.38	0.25	0.63	(0.22)	—	—	(0.22)	25.41
O’Shares Global Internet Giants ETF
Year ended June 30, 2021	37.85	(0.21)	19.40	19.19	—	—	—	—	57.04
Year ended June 30, 2020	25.04	(0.10)	12.91	12.81	—	—	—	—	37.85
Year ended June 30, 2019	24.06	(0.06)	1.04	0.98	—	—	—	—	25.04
For the period 06/05/18** − 06/30/18	25.00	(0.01)	(0.93)	(0.94)	—	—	—	—	24.06
O’Shares Europe Quality Dividend ETF
Year ended June 30, 2021	22.28	0.55	5.97	6.52	(0.80)	—	—	(0.80)	28.00
Year ended June 30, 2020	24.28	0.64	(1.95)	(1.31)	(0.69)	—	—	(0.69)	22.28
Year ended June 30, 2019	23.94	0.76	0.44	1.20	(0.86)	—	—	(0.86)	24.28
Year ended June 30, 2018	24.69	0.69	(0.55)	0.14	(0.89)	—	—	(0.89)	23.94
Year ended June 30, 2017	23.17	0.75	1.34	2.09	(0.57)	—	—	(0.57)	24.69

	RATIOS/SUPPLEMENTAL DATA
Ratios to Average Net Assets of(2)						Total Return(3)(4)
Expenses	Expenses net of reimbursements	Net investment income (loss) before reimbursements	Net investment income (loss) net of reimbursements	Net investment income (loss) net of reimbursements excluding special dividends(10)	Net investment income (loss) per share excluding special dividends(11)	Net asset value(5)	Market value(6)	Portfolio Turnover Rate(3)(7)	Ending net assets (thousands)
0.48%	0.48%	1.81%	1.81%	1.77%	$0.67	28.84%	28.96%	26%	$688,720
0.48	0.48	2.71	2.71	2.71	0.93	(0.12)	(0.15)	64(12)	479,121
0.48	0.48	2.76	2.76	2.71	0.88	14.31	14.16	15	496,574
0.48	0.48	2.53	2.54	2.54	0.78	7.67	7.70	18	411,269
0.48	0.48	2.46	2.47	2.45	0.68	8.00	8.15	17	413,932

0.48	0.48	2.08	2.08	1.84	$0.57	42.79	42.77	60	149,215
0.48	0.48	2.38	2.38	2.30	0.62	(6.82)	(6.78)	101(12)	93,812
0.48	0.48	2.16	2.16	2.03	0.54	3.65	3.53	52	97,570
0.48	0.48	2.51	2.51	2.51	0.66	9.39	9.35	64	136,802
0.48	0.48	2.99	2.99	2.86	0.36	2.52	2.68	7	38,223

0.48	0.48	(0.40)	(0.40)	(0.40)	$(0.21)	50.70	50.61	48	718,766
0.48	0.48	(0.34)	(0.34)	(0.34)	(0.10)	51.16	51.46	38	272,512
0.48	0.48	(0.28)	(0.28)	(0.31)	(0.07)	4.07	3.69	55	48,834
0.48	0.48	(0.48)	(0.48)	(0.48)	(0.01)	(3.76)	(3.52)	8	51,735

0.48	0.48	2.18	2.18	2.15	$0.54	29.72	29.67	42	26,597
0.48	0.48	2.72	2.72	2.70	0.63	(5.44)	(4.70)	72(12)	17,821
0.48	0.48	3.23	3.23	3.15	0.74	5.16	5.25	35	25,498
0.60	0.58	2.75	2.77	2.76	0.69	0.53	(0.41)	30	40,698
0.61	0.58	3.21	3.24	3.05	0.70	9.18	8.91	30	62,947

**    Commencement of investment operations.

1)	Net investment income (loss) per share is based on average shares outstanding.
2)	Annualized for periods less than one year.
3)	Not annualized for periods less than one year.
4)	Had certain expenses not been waived during the periods, if applicable, total returns would have been lower.
5)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at net asset value.

6)

Market value total return is calculated assuming an initial investment made at market value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period at market value. The market value is determined by the midpoint of the bid/ask spread at 4:00 p.m. from the Cboe BZX Exchange, Inc. Market value returns may vary from net asset value returns.

7)	In-kind transactions are not included in portfolio turnover calculations.
8)

The amount shown for a share outstanding throughout the period is not in accordance with the aggregate net realized and unrealized gain (loss) for that period because of the timing of sales and repurchases of the Fund shares in relation to fluctuating market value of the investments in the Fund.

9)	Per share amount is less than $0.01.
10)

This ratio reflects the exclusion of large, non-recurring dividends (special dividends) recognized by the Funds during each period. If a special dividend was received during a period, this ratio will be lower than the net investment income (loss) of average net assets ratio presented for the same period herein.

11)

 This ratio reflects the exclusion of large, non-recurring dividends (special dividends) recognized by the Funds during the period. If a special dividend was received during a period, this ratio will be lower than the net investment income (loss) per share ratio presented for the same period herein.

12)	Increase in the Portfolio turnover was a result of the Index change that was effective on June 1, 2020.

OSI ETF Trust

Information on each Fund’s NAV, market price, premiums and discounts, and bid/ask spreads can be found online at www.oshares.com.

You can find more information about the Funds in the following documents:

Statement of Additional Information: The SAI of the Funds provides more detailed information about the investments and techniques of the Funds and certain other additional information. A current SAI is on file with the SEC and is herein incorporated by reference into this Prospectus. It is legally a part of the Prospectus.

Annual and Semi-Annual Reports: Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders. In the Funds’ annual report (when available), you will find a discussion of market conditions and investment strategies that significantly affected the Funds’ performance during its last fiscal year.

You can obtain free copies of these documents, request other information, or make generally inquiries about the Funds by contacting the Funds at:

OSI ETF Trust

c/o Foreside Fund Services, LLC

Three Canal Plaza

Portland, Maine 04101

855-637-5383

Shareholder Reports and other information about the Funds are also available:

—           Free of charge at www.oshares.com;

—           Free of charge from the SEC’s EDGAR database at http://www.sec.gov;

—           For a fee, by email request to publicinfo@sec.gov.

(Investment Company Act File Number 811-23167)

STATEMENT OF ADDITIONAL INFORMATION

OSI ETF Trust

75 State Street, Suite 100

Boston, MA 02109

(855) 637-5383

October 31, 2021

O’Shares U.S. Quality Dividend ETF (OUSA)

O’Shares U.S. Small-Cap Quality Dividend ETF (OUSM)

O’Shares Global Internet Giants ETF (OGIG)

O’Shares Europe Quality Dividend ETF (OEUR)

O’Shares U.S. Large Cap Quality Growth ETF (OGRO) *

O’Shares U.S. Small Cap Quality Growth ETF (OGRS) *

The Funds listed above with an asterisk (*) have not yet commenced operations as of the date of this Statement of Additional Information (“SAI”) and, therefore, are currently not offered for sale to or available for purchase by shareholders.

Fund shares are listed for trading on Cboe BZX Exchange, Inc.

This SAI is not a prospectus. It should be read in conjunction with the Prospectus dated October 31, 2021 (the “Prospectus”), which incorporates this SAI by reference. This SAI is not an offer to sell Shares of any Fund. A written offer can be made only by a prospectus. A copy of the Prospectus and the Funds’ shareholder reports are available, without charge, upon request to the address above, by telephone at the number above, or at www.oshares.com. You should read the Prospectus carefully before investing.

The audited financial statements of the O’Shares U.S. Quality Dividend ETF, O’Shares U.S. Small-Cap Quality Dividend ETF, O’Shares Global Internet Giants ETF, and O’Shares Europe Quality Dividend ETF for the fiscal year ended June 30, 2021, including the notes thereto and the report of BBD, LLP, the Funds’ independent registered public accountant, are incorporated by reference into the SAI. No person has been authorized to give any information or to make any representations not contained in the Prospectus or in this SAI in connection with the offering made by the Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by the Trust. The Prospectus and this SAI do not constitute an offering by the Fund or its Distributor in any jurisdiction in which such offering may not lawfully be made.

GLOSSARY

The following terms are used throughout this SAI, and have the meanings used below:

“1933 Act” means Securities Act of 1933, as amended.

“1934 Act” means Securities Exchange Act of 1934, as amended.

“1940 Act” means Investment Company Act of 1940, as amended.

“Adviser” or “O’Shares” means O’Shares Investment Advisers, LLC.

“Balancing Amount” means an amount of cash equal to the difference between (i) the NAV attributable to a Creation Unit and (ii) the market value of the In-Kind Creation (or Redemption) Basket and the Cash In-Lieu Amount, if any, used to ensure that the market value of the Fund Deposit (or Fund Redemption) (which is exclusive of any Transaction Fees) is identical to the NAV attributable to the Creation Unit being purchased or redeemed.

“Board of Trustees” or “Board” means the Board of Trustees of the Trust.

“Business Day” means any day on which the Trust is open for business, including any day when it satisfies redemption requests as required by Section 22(e) of the 1940 Act.

“Cash Component” means an amount of cash consisting of the Balancing Amount and any applicable Cash In-Lieu Amount calculated in connection with creations.

“Cash In-Lieu Amount” means an amount of cash provided in lieu of some or all of the securities included in the In-Kind Creation (or Redemption) Basket.

“Cash Redemption Amount” means an amount of cash consisting of a Balancing Amount and a Transaction Fee calculated in connection with redemptions.

“CFTC” means Commodity Futures Trading Commission.

“Code” or “Internal Revenue Code” means the Internal Revenue Code of 1986, as amended.

“Distributor” or “Foreside” means Foreside Fund Services, LLC.

“Exchange” means Cboe BZX Exchange, Inc.

“Funds” means collectively the O’Shares U.S. Quality Dividend ETF, O’Shares U.S. Small-Cap Quality Dividend ETF, O’Shares Global Internet Giants ETF, O’Shares Europe Quality Dividend ETF, O’Shares U.S. Large Cap Quality Growth ETF, and O’Shares U.S. Small Cap Quality Growth ETF (collectively or individually, a “Fund”).

“Fund Deposit” means the In-Kind Creation Basket and Cash Component necessary to purchase a Creation Unit from a Fund.

“Fund Redemption” means the In-Kind Redemption Basket and Cash Redemption Amount received in connection with the redemption of a Creation Unit.

“Independent Trustee” means a Trustee who is not an “interested person” as defined under Section 2(a)(19) of the 1940 Act.

“In-Kind Creation Basket” means the basket of securities to be deposited to purchase Creation Units of a Fund. The In-Kind Creation Basket will identify the name and number of shares of each security to be contributed, in kind, to a Fund for a Creation Unit.

“In-Kind Redemption Basket” means the basket of securities a shareholder will receive upon redemption of a Creation Unit.

“Interested Trustee” means a Trustee who is an “interested person” as defined in Section 2(a)(19) of the 1940 Act.

“NAV” means the net asset value of a Fund.

“RIC” means a “regulated investment company” as defined in Section 851(a) of the Code.

 1

“SAI” means this statement of additional information.

“SEC” means U.S. Securities and Exchange Commission.

“Share” means a share of beneficial interest in a Fund.

“Sub-Adviser” means Vident Investment Advisory, LLC.

“Target Index” means O’Shares U.S. Quality Dividend Index, O’Shares U.S. Small-Cap Quality Dividend Index, O’Shares Global Internet Giants Index, the O’Shares Europe Quality Dividend Index, O’Shares U.S. Large Cap Quality Growth Index, and O’Shares U.S. Small Cap Quality Growth Index.

“Transaction Fees” means fees imposed to compensate the Trust in connection with creations and redemptions.

“Trust” means OSI ETF Trust.

“Trustee” means a trustee of the Trust.

 2

INFORMATION ABOUT THE TRUST

The Trust is a Delaware statutory trust and is registered with the SEC as an open-end management investment company under the 1940 Act. The Funds, with the exception of the O’Shares Global Internet Giants ETF, are diversified series of the Trust. The O’Shares Global Internet Giants ETF is a non-diversified series of the Trust. The Trust was organized on April 12, 2016. Other series of the Trust may be added in the future.

Each Fund issues and redeems Shares at NAV only in aggregations of a specified number of Shares (“Creation Units”), generally in exchange for a basket of securities (which may include cash in lieu of certain securities), together with the deposit of a specified cash amount, or for an all cash amount. However, each Fund also reserves the right to permit Creation Units to be issued in exchange for cash. Shares of each Fund are listed and traded on the Exchange. Shares will trade on the Exchange at market prices that may be below, at, or above NAV.

Unlike mutual fund shares, Shares are not individually redeemable securities. Rather, each Fund issues and redeems Shares on a continuous basis at NAV, only in Creation Units of 50,000 Shares or multiples thereof. Including in the event of the liquidation of a Fund, the Trust may lower the number of Shares in a Creation Unit. Further, the Trust reserves the right to adjust the price of Shares in the future to maintain convenient trading ranges for investors (namely, to maintain a price per Share that is attractive to investors) by share splits or reverse share splits.

In the instance of creations and redemptions, Transaction Fees may be imposed. Such fees are limited in accordance with SEC requirements applicable to management investment companies offering redeemable securities. Some of the information contained in this SAI and the Prospectus — such as information about purchasing and redeeming Shares from the Fund and Transaction Fees — is not relevant to most retail investors.

Once created, Shares generally trade in the secondary market, at market prices that change throughout the day, in amounts less than a Creation Unit. Investors purchasing Shares in the secondary market through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges.

Exchange Listing and Trading

Shares of each Fund are listed and traded on the Exchange. Shares trade on the Exchange and throughout the secondary market at prices that may differ from their NAV, including because such prices may be affected by market forces (such as supply and demand for Shares). As is the case of other securities traded on an exchange, when you buy or sell Shares on the Exchange or in the secondary markets, your broker will normally charge you a commission or other transaction charges.

There can be no assurance that the requirements of the Exchange necessary to maintain the listing of Shares of each Fund will continue to be met. The Exchange may, but is not required to, remove the Shares of a Fund from listing if: (i) after the first 12 months the Fund is listed, there are fewer than 50 beneficial owners of the Shares for at least 30 consecutive trading days; (ii) the Fund is no longer eligible to operate in reliance on Rule 6c-11 under the 1940 Act; (iii) the Fund fails to meet certain continued listing standards of the Exchange or (iv) such other event shall occur or condition exist that, in the opinion of the Exchange, makes further dealings on the Exchange inadvisable. The Exchange will remove the Shares of a Fund from listing and trading upon termination of a Fund.

The Funds are not sponsored, endorsed, sold or promoted by the Exchange. The Exchange makes no representation or warranty, express or implied, to the owners of Shares of the Funds or any member of the public regarding the advisability of investing in securities generally or in the Funds particularly or the ability of the Funds to achieve their objectives. The Exchange has no obligation or liability in connection with the administration, marketing or trading of the Funds.

INVESTMENT POLICIES, TECHNIQUES AND RELATED RISKS

Reference is made to the Prospectus for a discussion of the primary investment objectives and policies of the Funds. The discussion below supplements, and should be read in conjunction with, the Prospectus.

The investment restrictions of each Fund specifically identified as fundamental policies may not be changed without the affirmative vote of at least a majority of the outstanding voting securities of that Fund, as defined in the 1940 Act. The investment objectives and all other investment policies of the Funds (including the benchmarks of the Funds) may be changed by the Trustees without the approval of shareholders.

The investment techniques and strategies discussed below may be used by a Fund if, in the opinion of the Adviser, the techniques or strategies may be advantageous to the Fund. A Fund is free to reduce or eliminate its use of any of these techniques or strategies without changing the Fund’s fundamental policies. There is no assurance that any of the techniques or strategies listed below, or any of the other methods of investment available to a Fund, will result in the achievement of the Fund’s objectives. Also, there can be no assurance that any Fund will grow to, or maintain, an economically viable size, in which case management may determine to liquidate the Fund at a time that may not be opportune for shareholders.

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A Fund may consider changing its Target Index at any time, including if, for example, the current index becomes unavailable, the Board of Trustees believes that the current index no longer serves the investment needs of a majority of shareholders, that another index may better serve its needs, or if the financial or economic environment makes it difficult for the Fund’s investment results to correspond sufficiently to its Target Index.

For purposes of this SAI, the word “invest” refers to a Fund directly investing and indirectly investing in securities or other instruments. Similarly, when used in this SAI, the word “investment” refers to a Fund’s direct investments and indirect investments in securities and other instruments.

Additional information concerning the Funds, their investments policies and techniques, and the securities and financial instruments in which they may invest is set forth below. Unless the context otherwise requires, references under “Investment Policies, Techniques and Related Risks” in this SAI to the Adviser also apply to the Sub-Adviser.

Name Policies

The Funds have each adopted non-fundamental investment policies in accordance with Rule 35d-1 under the 1940 Act obligating them to invest, under normal market conditions, at least 80% of their assets in the component securities of their Target Index or, as applicable, depositary receipts representing component securities of the Target Index. For purposes of each such investment policy, “assets” includes a Fund’s net assets, as well as amounts borrowed for investment purposes, if any. In addition, for purposes of such an investment policy, “assets” includes not only the amount of a Fund’s net assets attributable to investments directly providing investment exposure to the type of investments suggested by its name (e.g., the value of stocks, or the value of derivative instruments such as futures, options or options on futures), but also the amount of the Fund’s net assets that are segregated on the Fund’s books and records, to the extent that they are not already counted as investments, as required by applicable regulatory guidance, or otherwise used to cover such investment exposure. The Funds’ 80% policies are non-fundamental, which means that they may be changed by the Board without the approval of shareholders. The Board has adopted a policy to provide investors with at least 60 days’ notice prior to changes in a Fund’s name policy.

Borrowing

No Fund may borrow money, except as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund’s total assets. The Funds may, however, pledge portfolio securities as the Adviser deems appropriate in connection with any borrowings and in connection with hedging transactions, short sales and similar investment strategies.

Each Fund may also enter into reverse repurchase agreements, which may be viewed as a form of borrowing, with financial institutions. However, to the extent a Fund “covers” its repurchase obligations as described below in “Reverse Repurchase Agreements,” such agreement will not be considered to be a “senior security” and will not be considered borrowings by that Fund.

Business Development Companies

Subject to its investment policies and restrictions, a Fund may have exposure to shares of business development companies (BDCs). BDCs are a type of closed-end investment company regulated under the 1940 Act and typically invest in and lend to small and medium-sized private companies that may not have access to public equity markets for raising capital. BDCs invest in such diverse industries as healthcare, chemical, manufacturing, technology and service companies. A BDC must invest at least 70% of the value of its total assets in certain asset types, which typically are the securities of private U.S. businesses, and must make available significant managerial assistance to the issuers of such securities. BDCs often offer a yield advantage over other types of securities. Managers of BDCs may be entitled to compensation based on the BDC’s performance, which may result in a manager of a BDC making riskier or more speculative investments in an effort to maximize incentive compensation and higher fees. Because BDCs typically invest in small and medium-sized companies, a BDC’s portfolio is subject to the risks inherent in investing in smaller companies, including that portfolio companies may be dependent on a small number of products or services and may be more adversely affected by poor economic or market conditions. Some BDCs invest substantially, or even exclusively, in one sector or industry group. Accordingly, the BDC may be susceptible to adverse conditions and economic or regulatory occurrences affecting the sector or industry group, which tends to increase the BDC’s volatility and risk. Investments made by BDCs generally are subject to legal and other restrictions on resale and are otherwise less liquid than publicly traded securities. The illiquidity of these investments may make it difficult to sell such investments if the need arises, and if there is a need for a BDC to which a Fund has exposure to liquidate its portfolio quickly, it may realize a loss on its investments. BDCs also may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings. A consequence of this limited number of investments is that the aggregate returns realized may be disproportionately impacted by the poor performance of a small number of investments, or even a single investment, particularly if a BDC experiences the need to write down the value of an investment, which tends to increase the BDC’s volatility and risk.

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Exposure to BDCs is subject to management risk, including the ability of the BDC’s management to meet the BDC’s investment objective and to manage the BDC’s portfolio when the underlying securities are redeemed or sold, during periods of market turmoil and as investors’ perceptions regarding a BDC or its underlying investments change. BDC shares are not redeemable at the option of the BDC shareholder and, as with shares of other closed-end funds, they may trade in the secondary market at a discount to their NAV. Like an investment in other investment companies, a Fund will indirectly bear its proportionate share of any management and other expenses charged by the BDCs in which it invests.

BDCs may employ the use of leverage through borrowings or the issuance of preferred stock. While leverage often serves to increase the yield of a BDC, this leverage also subjects a BDC to increased risks, including the likelihood of increased volatility of the BDC and the possibility that the BDC’s common share income will fall if the dividend rate of the preferred shares or the interest rate on any borrowings rises.

Commodity Pool Operator Regulation

As of January 1, 2013, the CFTC imposed new limitations on commodities trading by certain regulated entities, including advisers of registered investment companies. Pursuant to the new limitations, in order to qualify for an exclusion from registration and regulation as a commodity pool operator (“CPO”) under the Commodity Exchange Act (“CEA”), a Fund may only use a de minimis amount of commodity interests (such as futures contracts, options on futures contracts and swaps) other than for bona fide hedging purposes (as defined by the CFTC). A de minimis amount is defined as an amount such that the aggregate initial margin and premiums required to establish these positions (after taking into account unrealized profits and unrealized losses on any such positions and excluding the amount by which options that are “in-the-money” at the time of purchase) may not exceed 5% of the Fund’s net asset value, or alternatively, the aggregate net notional value of those positions, determined at the time the most recent position was established, may not exceed 100% of the Fund’s net asset value (after taking into account unrealized profits and unrealized losses on any such positions). Because the Funds are expected to engage only in a de minimis amount of such transactions, the Adviser has claimed such an exclusion. Therefore, they are not subject to the registration and regulatory requirements of the CEA. In addition, the Adviser is relying upon a related exclusion from the definition of a “commodity trading advisor” under the CEA and the rules of the CFTC.

Because the Adviser and each Fund intend to comply with the terms of the CPO exclusion, a Fund may, in the future, need to adjust its investment strategies, consistent with its investment objective, to limit its investments in these types of instruments. These Funds are not intended as vehicles for trading in the commodity futures, commodity options or swaps markets. The CFTC has neither reviewed nor approved the Adviser’s reliance on these exclusions, or the Funds, their respective investment strategies or this SAI.

In addition to meeting one of the trading limitations described above, the Funds may not be marketed as a commodity pool or otherwise as a vehicle for trading in the commodity futures, commodity options or swaps markets. If, in the future, a Fund can no longer satisfy these requirements, the Adviser would withdraw its notice claiming an exclusion from the definition of a CPO, and the Adviser would be subject to registration and regulation as a CPO with respect to that Fund, in accordance with CFTC rules that apply to CPOs of registered investment companies. Generally, these rules allow for substituted compliance with CFTC disclosure and shareholder reporting requirements, based on the Adviser’s compliance with comparable SEC requirements. However, as a result of CFTC regulation with respect to the Fund, the Fund may incur additional compliance and other expenses.

Equity Securities

The market price of equity securities may go up or down, sometimes rapidly or unpredictably. Equity securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of an equity security may decline due to general market conditions not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of an equity security may also decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services. Equity securities generally have greater price volatility than fixed income securities, and the Fund is susceptible to these market risks.

Foreign Currency Transactions

Each Fund may hold funds in bank deposits in U.S. or foreign currency, including during the completion of investment programs. For additional currency exposure, the Funds may also conduct currency exchange transactions either on a spot (cash) basis at the spot rate prevailing in the foreign exchange market or by entering into a forward currency contract. These transactions will expose a Fund to foreign currency fluctuations.

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The prediction of currency movements is extremely difficult and the successful execution of a speculative strategy is highly uncertain. Should exchange rates move in an unexpected manner, a Fund may not achieve the anticipated benefits of the transaction, or it may realize losses. The successful use of forward currency contracts will usually depend on the Adviser’s ability to forecast accurately currency exchange rate movements and its skill in analyzing and predicting currency values. There is no assurance that the Adviser’s use of forward currency contracts is advantageous to a Fund or that the Adviser will hedge exposures at an appropriate time. The precise matching of forward contract amounts and the value of the securities involved is generally not possible because the value of such securities, measured in the foreign currency, will change after the forward currency contract has been established. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Further, under certain circumstances, a Fund may have to limit its currency transactions to qualify as a RIC or to maintain its exception from registration as a commodity pool operator under the CEA.

Forward contracts may be considered “derivatives” — financial instruments whose performance is derived, at least in part, from the performance of another asset (such as a security, currency or an index of securities). A forward currency contract involves an obligation to purchase or sell a specific amount of a specific currency at a future date, which may be any fixed number of days (usually less than one year) from the date of the contract agreed upon by the parties, at a price set at the time of the contract.

At or before settlement of a forward currency contract, a Fund may either deliver the currency or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract; or, if the forward currency contract is cash settled, pay or receive the difference between it and its counterparty’s obligations under the contract. If a Fund makes delivery of a currency at or before the settlement of a forward contract, it may be required to obtain the currency through the conversion of assets into the currency. A Fund may close out a forward contract obligating it to purchase currency by selling an offsetting contract. If a Fund engages in an offsetting transaction, it may later enter into a new forward currency contract to sell the currency. If a Fund engages in an offsetting transaction, it will incur a gain or loss to the extent that there has been movement in forward currency contract prices.

Forward currency contracts have historically been individually negotiated and privately traded by currency traders and their customers, though in the future they may become centrally cleared. These contracts may result in a loss if a counterparty, including a central clearing agency, does not perform as expected or becomes insolvent. In the event of insolvency of a counterparty, a Fund might be unable to close out a forward currency contract at any time prior to maturity or, even if it entered an offsetting transaction with a second counterparty, the Fund would continue to be subject to settlement risk relating to the transaction with the insolvent counterparty.

A Fund may enter into forward contracts for a variety of reasons, including hedging and extracting investment returns.

Hedging. With respect to hedging, a Fund may invest in forward currency contracts to hedge either specific transactions (transaction hedging) or portfolio positions (position hedging). Transaction hedging is the purchase or sale of forward currency contracts with respect to specific receivables or payables of a Fund in connection with the purchase and sale of portfolio securities. Position hedging is the sale of a forward currency contract on a particular currency with respect to portfolio positions denominated or quoted in that currency.

Position hedging and transaction hedging generally involve a Fund seeking to “lock in” the exchange rate between currencies. For example, if a Fund owned securities denominated in euros, to effectuate a position hedge, it could enter into a forward currency contract to sell euros in return for U.S. dollars to hedge against possible declines in the euro’s value. Such a hedge would tend to offset both positive and negative currency fluctuations, but would not offset changes in security values caused by other factors. A Fund could also hedge the position by selling another currency expected to perform similarly to the euro. This type of hedge, sometimes referred to as a proxy hedge, could offer advantages in terms of cost, yield or efficiency, but generally would not hedge currency exposure as effectively as a simple hedge into U.S. dollars. Proxy hedges may result in losses if the currency used to hedge does not perform similarly to the currency in which the hedged securities are denominated.

Purchasing a forward currency contract to lock in the U.S. dollar price of a security denominated in a foreign currency that a Fund intends to acquire may serve as a long hedge.

Alternatively, selling a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security or a dividend or interest payment denominated in a foreign currency may serve as a short hedge. Currency hedges do not protect against price movements in the securities that are attributable to other causes.

A Fund might seek to hedge against changes in the value of a particular currency when no forward currency contracts on that currency are available or such forward currency contracts are more expensive than certain other derivative instruments. In such cases, a Fund may seek to hedge against price movements in that currency by entering into transactions using forward currency contracts on another currency or a basket of currencies, the values of which the Adviser believes will have a high degree of positive correlation to the value of the currency being hedged. The risk that movements in the price of the forward currency contract will not correlate perfectly with movements in the price of the currency subject to the hedging transaction is magnified when this strategy is used. A Fund may not be able to hedge against a currency devaluation that is so generally anticipated that the Fund is unable to contract to sell the currency at a price above the devaluation level it anticipates.

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Investing. The Funds may invest in a combination of (i) forward foreign currency contracts and U.S. dollar-denominated instruments or (ii) forward currency contracts and non-U.S. dollar-denominated instruments to seek performance that is substantially the same as a direct investment in a foreign currency-denominated instrument. This investment technique creates a “synthetic” position in the particular foreign-currency instrument whose performance the Adviser is trying to duplicate. For example, the combination of U.S. dollar-denominated exchange-traded funds or money market instruments with “long” forward currency exchange contracts creates a position economically equivalent to an instrument denominated in the foreign currency itself.

A Fund also may use forward currency contracts to attempt to enhance income or yield. A Fund could use forward currency contracts to increase its exposure to foreign currencies that the Adviser believes might rise in value relative to the U.S. dollar, or shift its exposure to foreign currency fluctuations from one country to another. For example, if the Fund owned securities denominated in a foreign currency and the Adviser believed that currency would decline relative to another currency, it might enter into a forward currency contract to sell an appropriate amount of the first foreign currency, with payment to be made in the second foreign currency. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract.

Forward currency contracts may involve the sale of U.S. dollars and the purchase of a foreign currency, or may be foreign cross-currency contracts involving the sale of one foreign currency and the purchase of another foreign currency. Such foreign cross-currency contracts may be considered a hedging strategy rather than a speculative strategy if a Fund’s commitment to purchase the new (more favorable) currency is limited to the market value of the Fund’s securities denominated in the old (less favorable) currency.

With respect to transactions not entered into for hedging purposes, a Fund’s custodian bank maintains, in a separate account of the Fund, liquid assets, such as cash, short-term securities and other liquid securities (marked to the market daily), having a value equal to, or greater than, any commitments to purchase currency on a forward basis.

Normally, consideration of the prospect for currency parities is incorporated into the longer term investment decisions made with regard to overall diversification strategies. However, the Adviser believes that it is important to have the flexibility to enter into such forward currency contracts when it determines that the best interests of the Fund are served.

Conversion. Although each Fund values its assets daily in U.S. dollars, it does not convert its holdings of foreign currencies into U.S. dollars on a daily basis. Each Fund will convert its holdings from time to time, however, and incur the costs of currency conversion. Foreign exchange dealers do not charge a fee for conversion, but they do realize a profit based on the difference between the prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, and offer to buy the currency at a lower rate if the Fund tries to resell the currency to the dealer.

Settlement of transactions involving foreign currencies might be required to take place within the country issuing the underlying currency. Thus, a Fund might be required to accept or make delivery of the underlying foreign currency in accordance with any U.S. or foreign regulations regarding the maintenance of foreign banking arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

The value of each Fund’s investments is calculated in U.S. dollars each day that the New York Stock Exchange (“NYSE”) is open for business. As a result, to the extent that a Fund’s assets are invested in instruments denominated in foreign currencies and the currencies depreciate relative to the U.S. dollar, the Fund’s NAV per share as expressed in U.S. dollars (and, therefore, the value of your investment) should decrease. If the U.S. dollar appreciates relative to the other currencies, the opposite should occur.

The currency-related gains and losses experienced by a Fund are based on changes in the value of portfolio securities attributable to currency fluctuations only in relation to the original purchase price of such securities as stated in U.S. dollars. Gains or losses on shares of a Fund are based on changes attributable to fluctuations in the NAV of such shares, expressed in U.S. dollars, in relation to the original U.S. dollar purchase price of the shares. The amount of appreciation or depreciation in a Fund’s assets also is affected by the net investment income generated by the money market instruments in which the Fund invests and by changes in the value of the securities that are unrelated to changes in currency exchange rates.

Foreign currency transactions occurring in the interbank market might involve substantially larger amounts than those involved in the use of such forward currency contracts. Therefore, a Fund could be disadvantaged by having to deal in the odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots. There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and thus might not reflect odd-lot transactions where rates might be less favorable. The interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the forward currency contracts until they reopen.

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Foreign Investments

Certain Risks of Holding Fund Assets Outside the U.S. Foreign securities in which a Fund invests are generally held outside the U.S. in foreign banks and securities depositories. The Funds’ custodian is the Funds’ “foreign custody manager” as provided in Rule 17f-5 under the 1940 Act. The “foreign custody manager” is responsible for determining that a Fund’s directly-held foreign assets are subject to reasonable care, based on standards applicable to custodians in relevant foreign markets. However, certain foreign banks and securities depositories may be recently organized or new to the foreign custody business. They may also have operations subject to limited or no regulatory oversight. Also, the laws of certain countries may put limits on a Fund’s ability to recover its assets if a foreign bank or depository or issuer of a security or an agent of any of the foregoing goes bankrupt. In addition, it likely is more expensive for a Fund to buy, sell and hold securities, or increase or decrease exposures thereto, in certain foreign markets than it is in the U.S. market due to higher brokerage, transaction, custody and/or other costs. The increased expense of investing in foreign markets reduces the amount a Fund can earn on its investments.

Settlement and clearance procedures in certain foreign markets differ significantly from those in the U.S. Foreign settlement and clearance procedures and trade regulations also may involve certain risks (such as delays in payment for or delivery of securities) not typically involved with the settlement of U.S. investments. Communications between the U.S. and emerging market countries may be unreliable, increasing the risk of delayed settlements or losses of security certificates. Settlements in certain foreign countries at times have not kept pace with the number of securities transactions. The problems may make it difficult for a Fund to carry out transactions. If a Fund cannot settle or is delayed in settling a purchase of securities, the Fund may miss attractive investment opportunities and certain of its assets may be uninvested with no return earned thereon for some period. If a Fund cannot settle or is delayed in settling a sale of securities, directly or indirectly, it may lose money if the value of the security then declines or, if it has contracted to sell the security to another party, the Fund could be liable to that party for any losses incurred.

Dividends and interest on, and proceeds from the sale of, foreign securities a Fund holds, or has exposure to, may be subject to foreign withholding or other taxes, and special federal tax considerations may apply.

Currency Risk and Exchange Risk. Securities in which a Fund invests may be denominated or quoted in currencies other than the U.S. dollar. Changes in foreign currency exchange rates will affect the value of these securities. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in a security denominated in that currency loses value because the currency is worth fewer U.S. dollars. Similarly when the U.S. dollar decreases in value against a foreign currency, an investment in, or exposure to, a security denominated in that currency gains value because the currency is worth more U.S. dollars. This risk is generally known as “currency risk,” which is the possibility that a stronger U.S. dollar will reduce returns for U.S. investors investing overseas. Foreign currencies also involve the risk that they are devalued or replaced, adversely affecting a Fund’s investments.

Depositary Receipts. The Funds may invest in foreign securities by purchasing sponsored and unsponsored depositary receipts, including American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”) or other securities convertible into securities of issuers based in foreign countries. These securities may not necessarily be denominated in the same currency as the securities which they represent. Generally, ADRs, in registered form, are denominated in U.S. dollars and are designed for use in the U.S. securities markets, GDRs, in bearer form, are issued and designed for use outside the United States and EDRs (also referred to as Continental Depositary Receipts (“CDRs”)), in bearer form, may be denominated in other currencies and are designed for use in European securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs are European receipts evidencing a similar arrangement. GDRs are receipts typically issued by non-United States banks and trust companies that evidence ownership of either foreign or domestic securities. For purposes of a Fund’s investment policies, ADRs, GDRs and EDRs are deemed to have the same classification as the underlying securities they represent. Thus, an ADR, GDR or EDR representing ownership of common stock is treated as common stock.

Depositary receipts may reduce some but not eliminate all the risks inherent in investing in the securities of foreign issuers. Depositary receipts are still subject to the political and economic risks of the underlying issuer’s country and are still subject to foreign currency exchange risk. In an unsponsored arrangement, the foreign issuer assumes no obligations and the depositary’s transaction fees are paid by the depositary holder. Unsponsored depositary receipts may be created without the participation of the foreign issuer. Holders of these receipts generally bear all the costs of the depositary receipt facility, whereas foreign issuers typically bear certain costs in a sponsored depositary receipt. The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights. Accordingly, available information concerning the issuer may not be current, and the prices of unsponsored depositary receipts may be more volatile than the prices of sponsored depositary receipts. In addition, the issuers of securities underlying unsponsored depositary receipts may be subject to less stringent government supervision. If a Fund’s investment depends on obligations being met by the arranger as well as the issuer of an unsponsored program, the Fund will be exposed to additional credit risk.

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Emerging Markets. Investing in companies domiciled in emerging market countries may be subject to greater risks than investments in developed countries. These risks include: (i) less social, political, and economic stability; (ii) greater illiquidity and price volatility due to smaller or limited local capital markets for such securities, or low or non-existent trading volumes, and greater market manipulation concerns; (iii) foreign exchanges and broker-dealers may be subject to less scrutiny and regulation by local authorities; (iv) local governments may decide to seize or confiscate securities held by foreign investors and/or local governments may decide to suspend or limit an issuer’s ability to make dividend or interest payments; (v) local governments may limit or entirely restrict repatriation of invested capital, profits, and dividends; (vi) capital gains may be subject to local taxation, including on a retroactive basis; (vii) issuers facing restrictions on dollar or euro payments imposed by local governments may attempt to make dividend or interest payments to foreign investors in the local currency; (viii) limitations on the rights and remedies available to the Fund, individually or in combination with other shareholders, against portfolio companies, for example, shareholder claims, including class action securities law and fraud claims, may be difficult or impossible to pursue/or local judges may favor the interests of the issuer over those of foreign investors; (ix) bankruptcy judgments may only be permitted to be paid in the local currency; (x) limited or unreliable public information regarding the issuer may result in greater difficulty in determining market valuations of the securities, and may lead to incorrect weightings and data and computational errors, including in the case of when an index provider selects companies for inclusion in an index, and could impede an adviser’s ability to evaluate local companies or impact the fund’s performance; (xi) lax financial reporting on a regular basis, substandard disclosure, and differences in accounting, auditing and recordkeeping standards; and (xii) restrictions on the Public Company Accounting Oversight Board’s (“PCAOB”) ability to inspect public accounting firms, may make it difficult to ascertain the financial health of an issuer. Many emerging market countries have experienced currency devaluations and substantial (and, in some cases, extremely high) rates of inflation. Other emerging market countries have experienced economic recessions. These circumstances have had a negative effect on the economies and securities markets of such emerging market countries.

Risk of Investing in China. Investments in securities of companies domiciled in China involve a high degree of risk and special considerations not typically associated with investing in the U.S. securities markets. Such heightened risks include, among others, an authoritarian government, popular unrest associated with demands for improved political, economic and social conditions, the impact of regional conflict on the economy and hostile relations with neighboring countries.

Military conflicts, either in response to internal social unrest or conflicts with other countries, could disrupt economic development. The Chinese economy is vulnerable to the long-running disagreements with Hong Kong related to integration and religious and nationalist disputes with Tibet and the Xinjiang region. China has a complex territorial dispute regarding the sovereignty of Taiwan that has included threats of invasion. Taiwan-based companies and individuals are significant investors in China. Military conflict between China and Taiwan may adversely affect securities of Chinese issuers. In addition, China has strained international relations with Japan, India, Russia and other neighbors due to territorial disputes, historical animosities and other defense concerns. China could be affected by military events on the Korean peninsula or internal instability within North Korea. These situations may cause uncertainty in the Chinese market and may adversely affect performance of the Chinese economy.

The Chinese government has implemented significant economic reforms in order to liberalize trade policy, promote foreign investment in the economy, reduce government control of the economy and develop market mechanisms. However, there can be no assurance that these reforms will continue or that they will be effective. Despite reforms and privatizations of companies in certain sectors, the Chinese government still exercises substantial influence over many aspects of the private sector and may own or control many companies. The Chinese government continues to maintain a major role in economic policy making and investing in China involves risk of loss due to expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In addition, there is less regulation and monitoring of Chinese securities markets and the activities of investors, brokers and other participants than in the U.S. Accordingly, issuers of securities in China are not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, tender offer regulation, stockholder proxy requirements and the requirements mandating timely and accurate disclosure of information. China’s restrictions on the PCAOB to inspect audit work papers and practices of PCAOB-registered accounting firms in China (including Hong Kong-based firms) with respect to their audit work of U.S. reporting companies also presents a significant risk relating to Chinese investments. Stock markets in China are in the process of change and further development. This may lead to trading volatility, difficulty in the settlement and recording of transactions and difficulty in interpreting and applying the relevant regulation.

While the Chinese economy has experienced past periods of rapid growth, there is no assurance that such growth rates will recur. China may experience substantial rates of inflation or economic recessions, causing a negative effect on the economy and securities market. China’s economy is heavily dependent on export growth. Reduction in spending on Chinese products and services, institution of additional tariffs or other trade barriers, including as a result of heightened trade tensions between China and the U.S., or a downturn in any of the economies of China’s key trading partners may have an adverse impact on the securities of Chinese issuers.

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The tax laws and regulations in the People’s Republic of China (“PRC”) are subject to change, including the issuance of authoritative guidance or enforcement, possibly with retroactive effect. The interpretation, applicability and enforcement of such laws by PRC tax authorities are not as consistent and transparent as those of more developed nations, and may vary over time and from region to region. The application and enforcement of PRC tax rules could have a significant adverse effect on a Fund and its investors, particularly in relation to capital gains withholding tax imposed upon non-residents. In addition, the accounting, auditing and financial reporting standards and practices applicable to Chinese companies may be less rigorous, and may result in significant differences between financial statements prepared in accordance with the PRC accounting standards and practice and those prepared in accordance with international accounting standards.

Chinese Variable Interest Entities. In China, equity ownership of companies by foreign individuals and entities is restricted or prohibited in certain sectors, such as internet, media, education and telecommunications. To circumvent these limits, starting in the early 2000s many Chinese companies, including most of the well-known Chinese Internet companies, have used a special structure known as a variable interest entity (“VIE”) to raise capital from foreign investors. In a typical VIE structure, a shell company is set up in an offshore jurisdiction, such as the Cayman Islands. The shell company, through a wholly foreign-owned enterprise (“WFOE”) based in China, enters into service and other contracts with another Chinese company known as the VIE. The VIE must be owned by Chinese nationals (and/or other Chinese companies), which often are the VIE’s founders, in order to obtain the licenses and/or assets required to operate in the restricted or prohibited industry in China. The contractual arrangements entered into between the WFOE and VIE (which often include powers of attorney, loan and equity pledge agreements, call option agreements and exclusive services or business cooperation agreements) are designed to allow the shell company to exert a degree of control over, and obtain economic benefits arising from, the VIE without formal legal ownership.

The contractual arrangements are structured to require the shell company to consolidate the VIE into its financial statements, pursuant to U.S. generally accepted accounting principles, despite the absence of equity ownership. Such consolidation provides the shell company with the ability to issues shares on a foreign exchange, such as the New York Stock Exchange or NASDAQ, often with the same name as the VIE. Accordingly, foreign investors, such as the Fund, will only own stock in the shell company rather than directly in the VIE.  Further, the ability of the WFOE to easily extract profits from the VIE structure through service agreements will partially depend on the proportion of the business that can legally be conducted by the WFOE versus the VIE, which varies based on the industry.

While VIEs are a longstanding industry practice that is well known to Chinese officials and regulators, they have not been formally recognized under Chinese law. It is uncertain whether Chinese officials or regulators will withdraw their implicit acceptance of the VIE structure or limit a VIE’s ability to pass through economic and governance rights to foreign individuals and entities. In 2021, the Chinese government issued new guidelines that unexpectedly included a specific prohibition on the use of VIE structures by Chinese educational companies. Guidance prohibiting these structures by the Chinese government, generally or with respect to specific industries, would likely cause impacted VIEs to suffer significant, detrimental, and possibly permanent effects, and in turn, adversely affect the Fund’s returns and net asset value.

The contractual arrangements with the VIE also may not be as effective in providing operational control as direct equity ownership. The Chinese equity owner(s) of the VIE could decide to breach the contractual arrangement and may have conflicting interests and fiduciary duties as compared to investors in the shell company. Accordingly, VIEs depend heavily on executives who are Chinese nationals and own the underlying business licenses and/or assets required to operate in China. In addition to creating “key person” succession risk, the structure can restrict the ability of outside shareholders to challenge executives for poor decision-making, weak management, or equity-eroding actions. Further, any breach or dispute under these contracts will likely fall under Chinese jurisdiction and law. If a Chinese court or arbitration body chose not to enforce the contracts, the value of the shell company would significantly decline, since it derives its value from the ability to consolidate the VIE into its financials pursuant to such contracts, and in turn, adversely affect the Fund’s returns and net asset value.

Risk of Investing in Europe. Investing in European countries exposes a Fund to the economic and political risks associated with Europe in general and the specific European countries in which it invests. The economies and markets of European countries are often closely connected and interdependent, and events in one European country can have an adverse impact on other European countries. A Fund may make investments in securities of issuers that are domiciled in, or have significant operations in, member countries of the Economic and Monetary Union of the European Union (the “EU”), which requires member countries to comply with restrictions on inflation rates, deficits, interest rates, debt levels and fiscal and monetary controls, each of which may significantly affect every country in Europe. Decreasing imports or exports, changes in governmental or EU regulations on trade, changes in the exchange rate of the euro (the common currency of certain EU countries), the default or threat of default by an EU member country on its sovereign debt, and/or an economic recession in an EU member country may have a significant adverse effect on the economies of EU member countries and their trading partners. Although certain European countries do not use the euro, many of these countries are obliged to meet the criteria for joining the euro zone. Consequently, these countries must comply with many of the restrictions noted above.

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The European financial markets have experienced volatility and adverse trends in recent years due to concerns about economic downturns, rising government debt levels and the possible default of government debt in several European countries, including Greece, Ireland, Italy, Portugal and Spain. In order to prevent further economic deterioration, certain countries, without prior warning, can institute “capital controls.” Countries may use these controls to restrict volatile movements of capital entering and exiting their country. Such controls may negatively affect the Fund’s investments. A default or debt restructuring by any European country would adversely impact holders of that country’s debt and sellers of credit default swaps linked to that country’s creditworthiness, which may be located in countries other than those listed above. In addition, the credit ratings of certain European countries were downgraded in the recent past. These downgrades may result in further deterioration of investor confidence. These events have adversely affected the value and exchange rate of the euro and may continue to significantly affect the economies of every country in Europe, including countries that do not use the euro and non-EU member countries. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not produce the desired results, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and other entities of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.

In 2020, the United Kingdom (“UK”) withdrew from the EU. Uncertainty relating to the potential consequences, of the UK’s withdrawal, such as how new trade agreements will be conducted , and whether the UK’s exit will increase the likelihood of other countries also departing the EU, may have adverse effects on the UK and EU economies. During this period of uncertainty, the negative impact on not only the UK and European economies, but the broader global economy, could be significant, potentially resulting in increased volatility and illiquidity and lower economic growth for companies that rely significantly on Europe for their business activities and revenues, and countries whose economies rely on international trade. Any further exits from the EU, or the possibility of such exits, would likely cause additional market disruption globally and introduce new legal and regulatory uncertainties.

Foreign Economy Risk. The economies of certain foreign markets often do not compare favorably with that of the U.S. with respect to such issues as growth of gross domestic product, reinvestment of capital, resources, and balance of payments positions. Certain foreign economies may rely heavily on particular industries or foreign capital and are more vulnerable to diplomatic developments, the imposition of economic sanctions against a particular country or countries, changes in international trading patterns, trade barriers, and other protectionist or retaliatory measures. Investments in foreign markets may also be adversely affected by governmental actions such as the imposition of capital controls, nationalization of companies or industries, expropriation of assets, or the imposition of punitive taxes. In addition, the governments of certain countries may prohibit or impose substantial restrictions on foreign investing in their capital markets or in certain industries. Any of these actions could severely affect security prices, impair a Fund’s ability to purchase or sell foreign securities transfer the Fund’s assets back into the U.S., or otherwise adversely affect the Fund’s operations. Other foreign market risks include foreign exchange controls, difficulties in pricing securities, defaults on foreign government securities, difficulties in enforcing favorable legal judgments in foreign courts, and political and social instability. Legal remedies available to investors in certain foreign countries may be less extensive than those available to investors in the U.S. or other foreign countries. Foreign corporate governance may not be as robust as in the U.S. As a result, protections for minority investors may not be strong, which could affect security prices.

Foreign Government Securities. Foreign government securities include securities issued or guaranteed by foreign governments (including political subdivisions) or their authorities, agencies, or instrumentalities or by supra-national agencies. Different kinds of foreign government securities have different kinds of government support. For example, some foreign government securities are supported by the full faith and credit of a foreign national government or political subdivision and some are not. Foreign government securities of some countries may involve varying degrees of credit risk as a result of financial or political instability in those countries or the possible inability of a Fund to enforce its rights against the foreign government. As with issuers of other fixed income securities, sovereign issuers may be unable or unwilling to make timely principal or interest payments.

It is possible that the availability and the marketability (that is, liquidity) of the securities discussed in this section could be adversely affected by actions of foreign governments to tighten the availability of credit.

Supra-national agencies are agencies whose member nations make capital contributions to support the agencies’ activities. Examples include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, the European Union, and the Inter-American Development Bank.

As with other fixed income securities, foreign government securities expose their holders to market risk because their values typically change as interest rates fluctuate. For example, the value of foreign government securities may fall during times of rising interest rates. Yields on foreign government securities tend to be lower than those of corporate securities of comparable maturities.

In addition to investing directly in foreign government securities, a Fund may purchase certificates of accrual or similar instruments evidencing undivided ownership interests in interest payments and/or principal payments of foreign government securities. Certificates of accrual and similar instruments may be more volatile than other government securities.

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Foreign Market Risk. Foreign security investment or exposure involves special risks not present in U.S. investments that can increase the chances that a Fund will lose money. These risks are higher for emerging markets investments, which can be subject to greater social, economic, regulatory and political uncertainties, and may have significantly less liquidity, than developed markets. In particular, a Fund is subject to the risk that because there are generally fewer investors on foreign exchanges and a smaller number of shares traded each day, it may be difficult for the Fund to buy and sell securities, or increase or decrease exposures, on those exchanges. In addition, prices of foreign securities may fluctuate more than prices of securities traded in the U.S.

Governmental Supervision and Regulation/Accounting Standards. Many foreign governments supervise and regulate stock exchanges, brokers and the sale of securities to a lesser extent than the U.S. government. Some countries may not have laws to protect investors the way that the U.S. securities laws do. Accounting standards in other countries are not necessarily the same as in the U.S. If the accounting standards in another country do not require as much disclosure or detail as U.S. accounting standards, it may be harder to completely and accurately determine a company’s financial condition.

Futures Contracts and Related Options

The Funds may purchase or sell stock index futures contracts and options thereon as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. A futures contract generally obligates the seller to deliver (and the purchaser to take delivery of) the specified commodity on the expiration date of the contract. A stock index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the final settlement price of a specific stock index futures contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made.

The Funds may choose to engage in closing or offsetting transactions before final settlement wherein a second identical futures contract is sold to offset a long position (or bought to offset a short position). In such cases the obligation is to deliver (or take delivery of) cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the price of the offsetting transaction and the price at which the original contract was entered into. If the original position entered into is a long position (futures contract purchased) there will be a gain (loss) if the offsetting sell transaction is done at a higher (lower) price, inclusive of commissions. If the original position entered into is a short position (futures contract sold) there will be a gain (loss) if the offsetting buy transaction is done at a lower (higher) price, inclusive of commissions.

Whether a Fund realizes a gain or loss from futures activities depends generally upon movements in the underlying commodity. The extent of the Fund’s loss from an unhedged short position in futures contracts is potentially unlimited. The Funds may engage in related closing transactions with respect to options on futures contracts. The Funds intend to engage in transactions in futures contracts that are traded on a U.S. exchange or board of trade or that have been approved for sale in the United States by the CFTC.

When a Fund purchases or sells a stock index futures contract, or sells an option thereon, the Fund “covers” its position. To cover its position, a Fund may enter into an offsetting position or segregate with its custodian bank or on the books and records of the Fund (and mark-to-market on a daily basis) cash or liquid instruments that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise “cover” its position.

Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or cash equivalents in the range of approximately 5% to 7% of the contract amount (this amount is subject to change by the exchange on which the contract is traded). This amount, known as “initial margin,” is in the nature of a performance bond or good faith deposit on the contract and is returned to the Fund upon termination of the futures contract, assuming all contractual obligations have been satisfied. Subsequent payments, known as “variation margin,” to and from the broker are made daily as the price of the index underlying the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.” At any time prior to expiration of a futures contract, a Fund may elect to close its position by taking an opposite position, which will operate to terminate the Fund’s existing position in the contract.

A Fund may cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments the prices of which are expected to move relatively consistently inversely with the futures contract. A Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contract, or by taking positions in instruments, the prices of which are expected to move relatively consistently to the futures contract. A Fund may “cover” its short position in a futures contract by purchasing a call option on the same futures contract with a strike price (i.e., an exercise price) as low or lower than the price of the futures contract, or, if the strike price of the call is greater than the price of the futures contract, the Fund will earmark or segregate cash or liquid instruments equal in value to the difference between the strike price of the call and the price of the future. A Fund may cover its long or short positions in futures by earmarking or segregating with its custodian bank or on the books and records of the Funds (and mark-to-market on a daily basis) cash or liquid instruments that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise “cover” its position.

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A Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option, or, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will earmark or maintain in a segregated account liquid instruments equal in value to the difference between the strike price of the call and the price of the future. A Fund may also cover its sale of a call option by taking positions in instruments, the prices of which are expected to move relatively consistently with the call option. A Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the Fund will segregate cash or liquid instruments equal in value to the difference between the strike price of the put and the price of the future. A Fund may also cover its sale of a put option by taking positions in instruments the prices of which are expected to move relatively consistently with the put option.

Although the Funds intend to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a Fund to substantial losses. If trading is not possible, or if a Fund determines not to close a futures position in anticipation of adverse price movements, the Fund is required to make daily cash payments of variation margin. The risk that a Fund is unable to close out a futures position is minimized by entering into such transactions on a national securities exchange with an active and liquid secondary market.

Illiquid Investments

The Funds may purchase illiquid investments, which may include securities that are not readily marketable and securities that are not registered under the 1933 Act. A Fund may not acquire any illiquid investments if, immediately after the acquisition, the Fund would have invested more than 15% of its net assets in illiquid investments that are assets. The term “illiquid investments” for this purpose means any investment that a fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, as determined pursuant to the provisions of Rule 22e-4 under the 1940 Act. The Funds may not be able to sell illiquid investments when the Adviser considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid investments also may require more time and may result in higher dealer discounts and other selling expenses than does the sale of securities that are more liquid. Illiquid investments also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investments in illiquid investments may have an adverse impact on NAV. If illiquid investments exceed 15% of a Fund’s net assets after the time of purchase, the Fund will take steps to reduce its holdings of illiquid investments to or below 15% of its net assets within a reasonable period of time, and will notify the Trust’s Board of Trustees and make the required filings with the SEC in accordance with Rule 22e-4 under the 1940 Act.

Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a safe harbor from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A restricted securities present an attractive investment opportunity and otherwise meet selection criteria, a Fund may make such investments. Whether or not such securities are illiquid depends on the market that exists for the particular security. It is not possible to predict with assurance exactly how the market for Rule 144A restricted securities or any other security will develop. A security which when purchased enjoyed a fair degree of marketability may subsequently become illiquid. In such event, appropriate remedies are considered to minimize the effect on the Fund’s liquidity.

Index Options

The Funds may purchase and write options on stock indexes to create investment exposure consistent with their investment objectives, to hedge or limit the exposure of their positions, or to create synthetic positions.

A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

The amount of cash received, if any, is the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. All settlements of index options transactions are in cash.

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Index options are subject to substantial risks, including the risk of imperfect correlation between the option price and the value of the underlying securities composing the stock index selected and the risk that there might not be a liquid secondary market for the option. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a Fund will realize a gain or loss from the purchase or writing (sale) of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than upon movements in the price of a particular stock. This requires different skills and techniques than are required for predicting changes in the price of individual stocks. A Fund will not enter into an option position that exposes the Fund to an obligation to another party, unless the Fund either: (i) owns an offsetting position in securities or other options; and/or (ii) earmarks or segregates with the Fund’s custodian bank cash or liquid instruments that, when added to the premiums deposited with respect to the option, are equal to the market value of the underlying stock index not otherwise covered.

The Funds may engage in transactions in stock index options listed on national securities exchanges or traded in the over-the-counter (“OTC”) market as an investment vehicle for the purpose of realizing the Fund’s investment objective. Options on indexes are settled in cash, not by delivery of securities. The exercising holder of an index option receives, instead of a security, cash equal to the difference between the closing price of the securities index and the exercise price of the option. Purchased OTC options and the cover for written OTC options are subject to the relevant Fund’s 15% limitation on investments in illiquid securities. See “Illiquid Securities.”

Some stock index options may be based on a broad market index or on a narrower market index. Options currently are traded on the Chicago Board Options Exchange (the “CBOE”) and other options exchanges (“Options Exchanges”).

Each of the Options Exchanges has established limitations governing the maximum number of call or put options on the same index which may be bought or written (sold) by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different Options Exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by the same investment adviser are combined for purposes of these limits. Pursuant to these limitations, an Options Exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options which a Fund may buy or sell; however, the Adviser intends to comply with all limitations.

Investments in Other Investment Companies

The Funds may invest in the securities of other investment companies to the extent that such an investment would be consistent with the requirements of Section 12(d)(1) of the 1940 Act, or any rule, regulation or order of the SEC or interpretation thereof. Generally, a Fund may invest in the securities of another investment company (the “acquired company”) provided that the Fund, immediately after such purchase or acquisition, does not own in the aggregate: (i) more than 3% of the total outstanding voting stock of the acquired company; (ii) securities issued by the acquired company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) securities issued by the acquired company and all other investment companies (other than Treasury stock of the Fund) having an aggregate value in excess of 10% of the value of the total assets of the Fund. In addition, Section 12(d)(1)(B) prohibits another investment company from selling its shares to a Fund if, after the sale (i) the Fund owns more than 3% of the other investment company’s voting stock or (ii) the Fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company. The foregoing limits do not apply to a Fund’s investments in money market funds or by a Fund in an investment company that is part of the same group of investment companies as the Fund.

As a matter of policy, however, a Fund will not purchase shares of any registered open-end investment company or registered unit investment trust, in reliance on Section 12(d)(1)(F) or (G) (the “fund of funds” provisions) of the 1940 Act, at any time the Fund has knowledge that its shares are purchased by another investment company investor in reliance on the provisions of subparagraph (G) of Section 12(d)(1).

If a Fund invests in, and thus, is a shareholder of, another investment company, the Fund’s shareholders will indirectly bear the Fund’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the advisory fees payable directly by the Fund to the Fund’s own investment adviser and the other expenses that the Fund bears directly in connection with the Fund’s own operations.

In October 2020, the SEC adopted regulatory changes related to the ability of an investment company to invest in other investment companies in excess of specified statutory limits. These changes include, among other things, amendments to Rule 12d1-1, the rescission of Rule 12d1-2, the adoption of new Rule 12d1-4, and the rescission of certain exemptive relief issued by the SEC permitting certain fund of funds arrangements. Rule 12d1-4, which became effective on January 19, 2021, permits a Fund to invest in other investment companies beyond the statutory limits, subject to certain conditions. The rescission of the applicable exemptive orders and the withdrawal of the applicable no-action letters is effective on January 19, 2022. After such time, an investment company will no longer be able to rely on these exemptive orders and no-action letters, and will be subject instead to Rule 12d1-4 and other applicable rules under Section 12(d)(1). These regulatory changes may impose additional compliance related costs on a Fund, or may otherwise adversely impact a Fund’s operations.

Consistent with the restrictions and allowances discussed above, a Fund may invest in several different types of investment companies from time to time, including mutual funds, exchange–traded funds (“ETFs”), closed-end funds, foreign investment companies and BDCs. A Fund may elect to invest in another investment company when such an investment presents a more efficient investment option than buying securities individually. A Fund also may invest in investment companies that are included as components of an index, such as BDCs, to seek to track the performance of that index.

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Investment companies may include index-based investments, such as ETFs that hold substantially all of their assets in securities representing a specific index. The main risk of investing in index-based investments is the same as investing in a portfolio of equity securities comprising the index. The market prices of index-based investments will fluctuate in accordance with both changes in the market value of their underlying portfolio securities and due to supply and demand for the instruments on the exchanges on which they are traded (which may result in their trading at a discount or premium to their NAVs). Index-based investments may not replicate exactly the performance of their specific index because of transaction costs and because of the temporary unavailability of certain component securities of the index, or strategy used to track the index.

The Funds also may invest in private investment funds, vehicles, or structures. Such investments are generally considered to be illiquid. To the extent that such investments are determined to be illiquid, they will be subject to the Funds’ 15% limitation on investments in illiquid securities. See “Illiquid Securities.”

Master Limited Partnerships

The Funds may invest in master limited partnerships (“MLPs”) which are publicly traded partnerships (or similar entities, such as limited liability companies) primarily engaged in the transportation, storage, processing, refining, marketing, exploration, production, and mining of minerals and natural resources. Their interests, or units, trade on public securities exchanges exactly like the shares of a corporation, without entity level taxation. MLPs generally have two classes of owners, one or more general partners and the limited partners (i.e., investors). The general partner typically controls the operations and management of the MLP through an equity interest in the MLP plus, in many cases, ownership of common units and subordinated units. Limited partners typically own the remainder of the partnership, through ownership of common units, and have a limited role in the partnership’s operations and management. In certain instances, creditors of an MLP would have the right to seek a return of capital that had been distributed to a limited partner. The right of an MLP’s creditors would continue even after a Fund had sold its investment in the partnership. MLPs typically invest in real estate, oil and gas equipment leasing assets, but they also finance entertainment, research and development, and other projects.

MLP common units, like other equity securities, can be affected by macroeconomic and other factors affecting the stock market in general, expectations of interest rates, investor sentiment towards an issuer or certain market sector, changes in a particular issuer’s financial condition, or unfavorable or unanticipated poor performance of a particular issuer (in the case of MLPs, generally measured in terms of distributable cash flow). Prices of common units of individual MLPs, like the prices of other equity securities, also can be affected by fundamentals unique to the partnership or company, including earnings power and coverage ratios.

Options on Securities

The Funds may buy and write (sell) options on securities. By buying a call option, a Fund has the right, in return for a premium paid during the term of the option, to buy the securities underlying the option at the exercise price. By writing a call option on securities, a Fund becomes obligated during the term of the option to sell the securities underlying the option at the exercise price if the option is exercised. By buying a put option, a Fund has the right, in return for a premium paid during the term of the option, to sell the securities underlying the option at the exercise price. By writing a put option, a Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. During the term of the option, the writer may be assigned an exercise notice by the broker-dealer through whom the option was sold. The exercise notice would require the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates upon expiration of the option, or at such earlier time that the writer effects a closing purchase transaction by purchasing an option covering the same underlying security and having the same exercise price and expiration date as the one previously sold. Once an option has been exercised, the writer may not execute a closing purchase transaction. To secure the obligation to deliver the underlying security in the case of a call option, the writer of a call option is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the “OCC”), an institution created to interpose itself between buyers and sellers of options. The OCC assumes the other side of every purchase and sale transaction on an exchange and, by doing so, gives its guarantee to the transaction. When writing call options on securities, a Fund may cover its position by owning the underlying security on which the option is written.

Alternatively, the Fund may cover its position by owning a call option on the underlying security, on a share-for-share basis, which is deliverable under the option contract at a price no higher than the exercise price of the call option written by the Fund or, if higher, by owning such call option and depositing and segregating cash or liquid instruments equal in value to the difference between the two exercise prices. In addition, a Fund may cover its position by segregating cash or liquid instruments equal in value to the exercise price of the call option written by the Fund. When a Fund writes a put option, the Fund will segregate with its custodian bank cash or liquid instruments having a value equal to the exercise value of the option. The principal reason for a Fund to write call options on stocks held by the Fund is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

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If a Fund that writes an option wishes to terminate the Fund’s obligation, the Fund may effect a “closing purchase transaction.” The Fund accomplishes this by buying an option of the same series as the option previously written by the Fund. The effect of the purchase is that the writer’s position is canceled by the OCC. However, a writer may not effect a closing purchase transaction after the writer has been notified of the exercise of an option. Likewise, a Fund which is the holder of an option may liquidate its position by effecting a “closing sale transaction.” The Fund accomplishes this by selling an option of the same series as the option previously purchased by the Fund. There is no guarantee that either a closing purchase or a closing sale transaction can be effected. If any call or put option is not exercised or sold, the option will become worthless on its expiration date. A Fund will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put option previously written by the Fund if the premium, plus commission costs, paid by the Fund to purchase the call or put option to close the transaction is less (or greater) than the premium, less commission costs, received by the Fund on the sale of the call or the put option. The Fund also will realize a gain if a call or put option which the Fund has written lapses unexercised, because the Fund would retain the premium.

Although certain securities exchanges attempt to provide continuously liquid markets in which holders and writers of options can close out their positions at any time prior to the expiration of the option, no assurance can be given that a market will exist at all times for all outstanding options purchased or sold by a Fund. If an options market were to become unavailable, the Fund would be unable to realize its profits or limit its losses until the Fund could exercise options it holds, and the Fund would remain obligated until options it wrote were exercised or expired. Reasons for the absence of liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspension or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options) and those options would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

Cyber-Security Risk

A Fund, and its service providers, may be prone to operational and information security risks resulting from cyber-attacks. Cyber-attacks include, among other behaviors, stealing or corrupting data maintained online or digitally, denial of service attacks on websites, the unauthorized release of confidential information or various other forms of cyber security breaches. Cyber-attacks affecting a Fund or the Adviser, Sub-Adviser, custodian, transfer agent, intermediaries and other third-party service providers may adversely impact the Fund. For instance, cyber-attacks may interfere with the processing of shareholder transactions, impact a Fund’s ability to calculate NAV, cause the release of private shareholder information or confidential business information, impede trading, subject the Fund to regulatory fines or financial losses and/or cause reputational damage. A Fund may also incur additional costs for cyber-security risk management purposes. While a Fund’s service providers have established business continuity plans, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, a Fund cannot control the cyber-security plans and systems put in place by its service providers or any other third parties whose operations may affect the Fund or its shareholders. Similar types of cyber-security risks are also present for issuers or securities in which a Fund may invest, which could result in material adverse consequences for such issuers and may cause the Fund’s investment in such companies to lose value.

Market Volatility Risk

A Fund could lose money over short periods due to short-term market movements and over longer periods during more prolonged market downturns. The value of a security or other instrument may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other instrument, or factors that affect a particular issuer or issuers, country, group of countries, region, market, industry, group of industries, sector or asset class. During a general market downturn, multiple asset classes may be negatively affected. Changes in market conditions and interest rates generally do not have the same impact on all types of securities and instruments. An outbreak of infectious respiratory illness caused by a novel coronavirus known as COVID-19 was first detected in China in December 2019 and has spread globally. This coronavirus has resulted in, among other things, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, supply chain disruptions, disruptions in markets, lower consumer demand, layoffs, defaults and other significant economic impacts, as well as general concern and uncertainty. Further, certain local markets have been or may be subject to closures, and there can be no assurance that trading will continue in any local markets in which a Fund may invest, when any resumption of trading will occur or, once such markets resume trading, whether they will face further closures. Any suspension of trading in markets in which a Fund invests will have an impact on the Fund and its investments and will impact the Fund’s ability to purchase or sell securities in such markets. Any market or economic disruption can be expected to result in elevated tracking error and increased premiums or discounts to a Fund’s NAV. The outbreak could also impair the information technology and other operational systems upon which a Fund’s service providers, including the Adviser and Sub-Adviser, rely, and could otherwise disrupt the ability of employees of the Fund’s service providers to perform critical tasks relating to the Fund. The impact of COVID-19 has adversely affected the economies of many nations and the entire global economy, individual issuers and capital markets in ways that could not be foreseen. In the past, governmental and quasigovernmental authorities and regulators throughout the world have at times responded to major economic disruptions with a variety of fiscal and monetary policy changes, including direct capital infusions into companies and other issuers, new monetary policy tools, and lower interest rates. An unexpected or sudden reversal of these policies, or the ineffectiveness of such policies, is likely to increase market volatility, which could adversely affect a Fund’s investments. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. Other infectious illness outbreaks that may arise in the future could have similar or other unforeseen effects.

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Portfolio Turnover

A Fund’s portfolio turnover may vary from year to year, as well as within a year. A Fund’s portfolio may turn over due to changes in and rebalancings of its Target Index. A high portfolio turnover rate (for example, over 100%) may result in transaction costs to a Fund, including brokerage commissions and other transaction costs. The performance of a Fund could be negatively impacted by the increased costs. In addition, rapid portfolio turnover exposes shareholders to the possibility of a higher current realization of short-term capital gains in excess of short-term capital losses, distributions of which would generally be taxed to a shareholder as ordinary income and thus cause the shareholder to pay higher taxes. However, utilizing the creation and redemption in-kind mechanism, the Funds will seek to minimize capital gains to the extent possible.

“Portfolio Turnover Rate” is defined under the rules of the SEC as the lesser of the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year are excluded from the calculation of Portfolio Turnover Rate. Instruments excluded from the calculation of portfolio turnover generally would include future contracts, swap agreements and option contracts in which the Funds invest since such contracts generally have a remaining maturity of less than one year. In addition, the calculation of portfolio turnover does not include portfolio securities involved in in-kind transactions for Creation Units.

Name of Fund	FYE June 30, 2021	FYE June 30, 2020
O’Shares U.S. Quality Dividend ETF	26%	64%
O’Shares U.S. Small-Cap Quality Dividend ETF	60%	101%
O’Shares Global Internet Giants ETF	48%	38%
O’Shares Europe Quality Dividend ETF	42%	72%

Portfolio turnover for the Funds may vary greatly from year to year, as well as within a particular year. The increase in the portfolio turnover rate for the fiscal year ended June 30, 2020 of The O’Shares U.S. Quality Dividend ETF, O’Shares U.S. Small-Cap Quality Dividend ETF and O’Shares Europe Quality Dividend ETF was a result of the index change for each Fund that was effective on June 1, 2020.

Since the O’Shares U.S. Large Cap Quality Growth ETF and O’Shares U.S. Small Cap Quality Growth ETF have not yet commenced operations as of the date of this SAI, the portfolio turnover rates for these Funds are not available.

Swap Agreements

The Funds may enter into swap agreements. The Funds may enter into equity or equity index swap agreements for purposes of attempting to gain exposure to an index or group of securities without actually purchasing those securities. Although some swap agreements may be exchange-traded, others are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. Most, if not all, swap agreements entered into by the Funds are two-party contracts. In connection with a Fund’s positions in a swaps contract, the Fund will segregate liquid assets or will otherwise cover its position in accordance with applicable SEC requirements. When a Fund is a protection seller in a credit default swap, it will segregate liquid assets equal to the full notional value of the swap.

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In such a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested in a “basket of securities” representing a particular index or group of securities. The use of swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

Most swap agreements entered into by the Funds calculate the obligations of the parties to the agreement on a “net basis.” Consequently, a Fund’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the “net amount”).

A Fund’s current obligations under a swap agreement are accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty are covered by segregating or earmarking cash of other assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of a Fund’s investment restriction concerning senior securities. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for purposes of the Funds’ illiquid investment limitations. However, the Funds have adopted procedures pursuant to which the Adviser may determine swaps to be liquid under certain circumstances. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which could lead to significant losses. A Fund will not enter into any swap agreement unless the Adviser believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. If such a default occurs, a Fund will have contractual remedies pursuant to the swap agreements, but such remedies may be subject to bankruptcy and insolvency laws which could affect the Fund’s right as a creditor.

The Funds may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. On a long swap, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks.

A Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to a Fund on any swap agreement will generally be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount. As a trading technique, the Adviser may substitute physical securities with a swap agreement having risk characteristics substantially similar to the underlying securities.

Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to a swap agreement defaults, a Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each equity swap are accrued on a daily basis and an amount of cash or liquid assets, having an aggregate value at least equal to such accrued excess are earmarked or segregated by the Fund’s custodian. Inasmuch as these transactions are offset by earmarked or segregated cash or liquid assets, as permitted by applicable law, these transactions will not be construed to constitute senior securities within the meaning of the 1940 Act, and will not be subject to a Fund’s borrowing restrictions.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments which are traded in the OTC market. The Adviser, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of the Funds’ transactions in swap agreements.

Repurchase Agreements

Each of the Funds may enter into repurchase agreements with financial institutions in pursuit of its investment objective, as “cover” for the investment techniques it employs, or for liquidity purposes. Under a repurchase agreement, a Fund purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser’s holding period. The Funds follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions whose condition is continually monitored by the Adviser. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement.

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In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. A Fund also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Fund expected to receive under the repurchase agreement.

Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of each Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Fund, amounts to more than 15% of the Fund’s total net assets.

Reverse Repurchase Agreements

The Funds may use reverse repurchase agreements as part of their investment strategies. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Fund is able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and each Fund intends to use the reverse repurchase technique only when the Adviser believes it is to the Fund’s advantage to do so. Each Fund will earmark or segregate cash or liquid instruments equal in value to the Fund’s obligations in respect of reverse repurchase agreements.

Risks of Potential Regulation of Swaps and Other Derivatives

The regulation of cleared and uncleared swaps, as well as other derivatives, is a rapidly changing area of law and is subject to modification by government and judicial action. In addition, the SEC, CFTC and the exchanges are authorized to take extraordinary actions in the event of a market emergency, including, for example, the implementation or reduction of speculative position limits, the implementation of higher margin requirements, the establishment of daily price limits and the suspension of trading.

On October 28, 2020, the Securities and Exchange Commission adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”) that will replace current asset segregation requirements. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the Investment Company Act of 1940, as amended, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager. Rule 18f-4 provides an exception for funds with derivative exposure not exceeding 10% of its net assets, excluding certain currency and interest rate hedging transactions. In addition, Rule 18f-4 provides special treatment for reverse repurchase agreements and similar financing transactions and unfunded commitment agreements. Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022.

Real Estate Investment Trusts

The Funds may obtain exposure to real estate investment trusts (“REITs”). A REIT is a company that pools investor funds to invest primarily in income producing real estate or real estate related loans or interests. REITs are not taxed on net income distributed to their shareholders if, among other things, they distribute substantially all of their taxable income (other than net capital gains) for each taxable year.

Because REITs have ongoing fees and expenses, which may include management, operating and administration expenses, REIT shareholders, including a Fund, will indirectly bear a proportionate share of those expenses.

A Fund also may be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of net investment income and net capital gain under the Code, including regulations thereunder and Internal Revenue Service (“IRS”) interpretations or similar authority upon which the Fund may rely or its failure to maintain exemption from registration under the 1940 Act.

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U.S. Government Securities

The Funds also may invest in U.S. government securities in pursuit of their investment objectives, as “cover” for the investment techniques these Funds employ, or for liquidity purposes. U.S. government securities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities, such as the Federal National Mortgage Association, the Government National Mortgage Association, the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, and the National Credit Union Administration. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by Federal agencies, such as those securities issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency but are not backed by the full faith and credit of the U.S. government, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury.

While the U.S. government provides financial support to such U.S. government-sponsored Federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

Yields on U.S. government securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, and the maturity of the obligation. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of a Fund’s portfolio investments in U.S. government securities, while a decline in interest rates would generally increase the market value of a Fund’s portfolio investments in these securities. Given the historically low interest rate environment, risks associated with rising rates are heightened.

Tracking an Index

Each Fund is managed with an investment strategy that attempts to track the performance of its Target Index. This differs from an actively managed fund, which typically seeks to outperform a benchmark index. As a result, a Fund may hold constituent securities of its Target Index regardless of the current or projected performance of a specific security or a particular industry or market sector. Maintaining investments in securities regardless of market conditions or the performance of individual securities could cause a Fund’s return to be lower than if the Fund employed an active strategy.

Tracking error is the difference between a Fund’s performance from that of the Target Index. This may occur due to an imperfect correlation between a Fund’s holdings and those comprising the Target Index, pricing differences, the Fund’s holding of cash, differences in the timing of dividend accruals, changes to the Target Index, or the need to meet regulatory requirements. This risk is heightened during times of increased market volatility or other unusual market conditions. Further, there can be no assurance that a new Fund will grow to or maintain an economically viable size, in which case they may experience greater tracking error to their Target Indexes than they otherwise would at higher asset levels or they could ultimately liquidate.

An investment in a Fund should also be made with an understanding that the Fund will not be able to replicate exactly the performance of its Target Index because, among other things, the total return generated by its portfolio securities is reduced by transaction costs incurred in adjusting the actual balance of such securities and other Fund expenses, whereas such transaction costs and expenses are not included in the calculation of an Target Index. It is also possible that a Fund may not track the performance of its Target Index due to the unavailability of certain Target Index securities in the secondary markets or due to other extraordinary circumstances. There may also be tracking error because the Fund intends to qualify as a RIC. To the extent the Adviser uses a representative sampling strategy to track the Target Indexes, such a strategy may produce greater tracking error than if the Funds employed a full replication strategy.

When-Issued and Delayed-Delivery Securities

The Funds may purchase securities on a when-issued or delayed-delivery basis (i.e., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, in determining the Fund’s NAV. A Fund will not purchase securities on a when-issued or delayed delivery basis if, as a result, more than 15% of the Fund’s net assets would be so invested. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price. Each Fund will earmark or segregate cash or liquid instruments equal to or greater in value than the Fund’s purchase commitments for such when-issued or delayed-delivery securities.

Notwithstanding the above, Funds investing in affiliated and unaffiliated investment companies will look through to the holdings of such affiliated or unaffiliated investment companies and include their holdings in the Funds’ calculations of the industry concentration percentages.

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INVESTMENT RESTRICTIONS

Each Fund has adopted certain investment restrictions as fundamental policies which cannot be changed without the approval of the holders of a “majority” of the outstanding voting securities of that Fund, as that term is defined in the 1940 Act. As defined in the 1940 Act, the vote of a majority of the outstanding voting securities means the lesser of: (i) 67% or more of the voting securities of the series present at a duly called meeting of shareholders, if the holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy; or (ii) more than 50% of the outstanding voting securities of the series. (All policies of a Fund not specifically identified in this SAI or the Prospectus as fundamental may be changed without a vote of the shareholders of the Fund, upon approval of a majority of the Trustees.) For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment.

1.	The Fund may not borrow money, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

2.	The Fund may not issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

3.

The Fund may not engage in the business of underwriting securities, except to the extent that the Fund may be considered an underwriter within the meaning of the 1933 Act in the acquisition, disposition or resale of its portfolio securities or in connection with investments in other investment companies, or to the extent otherwise permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

4.

The Fund may not purchase or sell real estate, except: (i) to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief; and (ii) that it may invest in securities or other instruments directly or indirectly secured by real estate and invest in securities or other instruments issued by issuers that invest in real estate.

5.

The Fund may not purchase or sell physical commodities except to the extent permitted by the 1940 Act or other governing statute, by the rules thereunder, or by the SEC or other regulatory agency with authority over the Fund.

6.	The Fund may not make loans, except to the extent permitted under the 1940 Act, the rules and regulations thereunder and any applicable exemptive relief.

7.

The Fund will not concentrate (i.e., hold more than 25% of its assets in the stocks of a single industry or group of industries) its investments in issuers (excluding investment companies) of one or more particular industries, except that the Fund will concentrate to approximately the same extent that its Target Index concentrates in the investments of such particular industry or industries.

Except with respect to borrowing, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund’s investments will not constitute a violation of such limitation. Thus, a Fund may continue to hold a security even though it causes the Fund to exceed a percentage limitation because of fluctuation in the value of the Fund’s assets, except that any borrowing by a Fund that exceeds the fundamental investment limitations stated above must be reduced to meet such limitations within the period required by the 1940 Act or the relevant rules, regulations or interpretations thereunder.

Each of the Funds, with the exception of the O’Shares Global Internet Giants ETF, is “diversified” as defined in the 1940 Act. This means that at least 75% of the value of the Fund’s total assets is represented by cash and cash items (including receivables), government securities, securities of other investment companies, and securities of other issuers, which for purposes of this calculation, are limited in respect of any one issuer to an amount not greater in value than 5% of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer. The O’Shares Global Internet Giants ETF is classified as “non-diversified” under the 1940 Act. A Fund may not change from “diversified” to “non-diversified” without the approval of a “majority” of the outstanding voting securities of that Fund (as defined above).

For purposes of the limitation on industry concentration, securities of the U.S. government (including its agencies and instrumentalities) and tax-free securities of state or municipal governments and their political subdivisions (and repurchase agreements collateralized by government securities) are not considered to be issued by members of any industry.

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PORTFOLIO TRANSACTIONS AND BROKERAGE

Portfolio transactions will generally be implemented through in-kind transactions for Creation Units; however, the Sub-Adviser will execute brokerage transactions for the Funds and the Funds will incur brokerage commissions, particularly until the Funds achieve scale. Also, the Funds may accept cash, in which case the Sub-Adviser may need to execute brokerage transactions for the Funds.

Subject to the general supervision of the Board of Trustees, the Sub-Adviser is responsible for decisions to buy and sell securities for the Funds, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. The Sub-Adviser expects that the Funds may execute brokerage or other agency transactions through registered broker-dealers, who receive compensation for their services, in conformity with the 1940 Act, the 1934 Act and the rules and regulations thereunder. Compensation may also be paid in connection with riskless principal transactions (in NASDAQ or OTC securities and securities listed on an exchange) and agency NASDAQ or OTC transactions executed with an electronic communications network or an alternative trading system. The overall reasonableness of brokerage commissions is evaluated by the Sub-Adviser based upon its knowledge of available information as to the general level of commissions paid by other institutional investors for comparable services.

The Sub-Adviser may serve as an investment manager to and may place portfolio transactions on behalf of other clients, including other investment companies. It is the practice of the Sub-Adviser to cause purchase and sale transactions to be allocated among the Funds and others whose assets the Sub-Adviser manages in such manner as the Sub-Adviser deems equitable. Orders are placed at the end of the trading day in separate baskets for each Fund (orders for the same securities on the same side of the market are not aggregated). If an order is partially filled and the security is being traded for more than one Fund, the main factors considered by the Sub-Adviser in making allocations to the Fund is its respective investment objective and the order size of a Fund with respect to the relevant security.

The policy of the Funds regarding purchases and sales of securities for a Fund’s portfolio is that primary consideration is given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the Funds’ policy is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. The Funds believe that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the Funds and their Sub-Adviser from obtaining a high quality of brokerage (and potentially research) services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Sub-Adviser relies upon their experience and knowledge regarding commissions generally charged by various brokers and on their judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as, in most cases, an exact dollar value for those services is not ascertainable.

Purchases and sales of U.S. government securities are normally transacted through issuers, underwriters or major dealers in U.S. government securities acting as principals. Such transactions are made on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

In seeking to implement the Funds’ policies, the Sub-Adviser effects transactions with those brokers and dealers that the Sub-Adviser believes to provide the most favorable prices and are capable of providing efficient executions. If the Sub-Adviser believes such prices and executions are obtainable from more than one broker or dealer, the Sub-Adviser may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund and Sub-Adviser. Such services may include, but are not limited to, any one or more of the following: qualifying order management systems; portfolio attribution and monitoring services; information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; appraisals or evaluations of portfolio securities; and computer software and access charges which are directly related to investment research.  If the broker-dealer providing these additional services is acting as a principal for its own account, no commissions would be payable. If the broker-dealer is not a principal, a higher commission may be justified, at the determination of the Sub-Adviser, for the additional services. The information and services received by the Sub-Adviser from brokers and dealers may be of benefit to the Sub-Adviser in the management of accounts of some of the Sub-Adviser’s other clients and may not in all cases benefit a Fund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Sub-Adviser and thereby reduce the Sub-Adviser’s expenses, this information and these services are of indeterminable value and the advisory fee paid to the Sub-Adviser is not reduced by any amount that may be attributable to the value of such information and services.

The Sub-Adviser does not consider sales of Shares as a factor in the selection of broker-dealers to execute portfolio transactions.

 22

The aggregate brokerage commissions paid by each Fund during the three most recent fiscal years are set forth in the table below.

Name of Fund	Brokerage Commissions Paid	Amount of Transactions Involved
O’Shares U.S. Quality Dividend ETF
Fiscal Year Ended June 30, 2021	$32,069.96	$308,833,992.25
Fiscal Year Ended June 30, 2020 (1)	$108,594.92	$665,516,834.54
Fiscal Year Ended June 30, 2019	$59,890.13	$131,823,228.39

O’Shares U.S. Small-Cap Quality Dividend ETF
Fiscal Year Ended June 30, 2021	$37,422.72	$139,234,275.72
Fiscal Year Ended June 30, 2020 (1)	$69,191.26	$187,818,208.56
Fiscal Year Ended June 30, 2019	$28,116.21	$118,428,711.14

O’Shares Global Internet Giants ETF
Fiscal Year Ended June 30, 2021	$180,102.20	$560,716,334.32
Fiscal Year Ended June 30, 2020	$24,625.63	$58,136,408.02
Fiscal Year Ended June 30, 2019	$19,357.91	$54,929,762.74

O’Shares Europe Quality Dividend ETF
Fiscal Year Ended June 30, 2021	$10,223.61	$17,280,903.51
Fiscal Year Ended June 30, 2020	$19,755.64	$33,652,751.06
Fiscal Year Ended June 30, 2019	$21,527.12	$31,086,054.89
(1)	The O’Shares U.S. Quality Dividend ETF and O’Shares U.S. Small-Cap Quality Dividend ETF experienced significantly higher Brokerage Commissions for the fiscal year ended June 30, 2020 as a result of the index change for each Fund that was effective on June 1, 2020.

Since the O’Shares U.S. Large Cap Quality Growth ETF and O’Shares U.S. Small Cap Quality Growth ETF have not yet commenced operations as of the date of this SAI, these Funds have no aggregate brokerage commissions to report.

Directed Brokerage

During the fiscal year ended June 30, 2021, the Sub-Adviser did not engage in directed brokerage transactions on behalf of the Funds.

Securities of “Regular Broker-Dealers”

The Funds are required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) that they may hold at the end of their most recent fiscal year. “Regular brokers or dealers” of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amounts of brokerage commissions from the Trust’s portfolio transactions; (ii) engaged as principal in the largest dollar amounts of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust’s shares. As of June 30, 2021, the Funds did not hold any shares of regular broker-dealers.

MANAGEMENT OF TRUST

Trustees and Officers

The business and affairs of the Trust are managed by its officers under the oversight of its Board. The Board sets broad policies for the Trust and may appoint Trust officers. The Board oversees the performance of the Adviser, Sub-Adviser and the Trust’s other service providers.

One Trustee and all of the officers of the Trust are directors, officers or employees of the Adviser, except for Mr. Hunter and Mr. Kalina, who are employees of affiliates of the Distributor. The other Trustees are Independent Trustees. The fund complex includes all Funds advised by the Adviser (“Fund Complex”).

The Trustees, their year of birth, term of office and length of time served, their principal business occupations during the past five years, the number of portfolios in the Fund Complex overseen and other directorships, if any, held by each Trustee, are shown below. The officers, their year of birth, term of office and length of time served and their principal business occupations during the past five years, are shown below. Unless noted otherwise, the address of each Trustee and each officer is: c/o OSI ETF Trust, 75 State Street, Suite 100, Boston, MA 02109.

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Name, Address*, Year of Birth	Position(s) Held with Trust	Term of Office** and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
Richard M. Goldman*** Year of Birth: 1961	Trustee	Since 2016	Managing Member, Becket Capital, LLC (advisory services firm) (2012 to present).	6

Harvest Volatility Edge Trust (2017 to 2019); Axonic Alternative Income Fund (2018 to 2020);

Silver Spike Acquisition Corp. (2019 to 2021); Silver Spike Acquisition Corp. II (2021 to present); Silver Spike III Acquisition Corp. (2021 to present); Marblegate Acquisition Corp. (2021 to present)

Charles A. Baker**** Year of Birth: 1953	Trustee	Since 2016	Chief Executive Officer of Investment Innovations LLC (investment consulting) (2013 to present).	6	Global X Funds (July 2018 to present)
Jeffrey D. Haroldson Year of Birth: 1957	Lead Independent Trustee	Trustee since 2016 and Lead Independent since February 2019	Chief Operating Officer and Chief Legal Officer, Bridgeton Holdings LLC (real estate investment and development) (2013 to present); Senior Managing Director, Lexden Capital, LLC (real estate and green energy financing) (2014 to 2018); President, Ridgewood Capital Advisors LLC (consulting and business advisory services) (2012 to 2018).	6	None
Interested Trustee*****
Connor O’Brien Year of Birth: 1961	Trustee	Since 2016	Chief Executive Officer/Director, O’Shares Investment Advisers, LLC (2016 to present); Chief Executive Officer and President, O’Shares Investments, Inc. (2015 to present); President, Beanstox Inc. (2017 to present); President and Chief Investment Officer, Stanton Asset Management Inc. (2002 to present); President, Chief Executive Officer and Director, O’Leary Funds Management LP (2008 to present).	6	None

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*	Each Independent Trustee may be contacted by writing to the Independent Trustees of OSI ETF Trust, 75 State Street, Suite 100, Boston, MA 02109.
**	Each Trustee serves until his successor is duly elected or appointed and qualified.
***	Chair of the Nominating and Governance Committee. Mr. Goldman’s FINRA Series 7 and 24 licenses are held by Foreside.
****	Chair of the Audit Committee.
*****	Mr. O’Brien is considered to be an interested person of the Trust because of his relationship with the Adviser.

Officers

Name, Address, Year of Birth	Position(s) Held with Trust	Term of Office* and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Kevin Beadles 75 State Street, Suite 100 Boston, MA 02109 Year of Birth: 1966	President and Secretary	Since 2016

Director, Strategic Development, O’Shares Investment Advisers LLC (2017 to present); Director of Capital Markets and Strategic Development, O’Shares Investments, Inc. (2015 to 2017); Director, Product Development of William O’Neil & Co (2014 – 2015).

Joshua G. Hunter 10 High Street, Suite 302 Boston, MA 02110 Year of Birth: 1981	Principal Financial Officer and Treasurer	Since 2016	Fund Principal Financial Officer & Treasurer, Foreside Fund Officer Services, LLC (2015 to present).**
Kenneth A. Kalina 3 Canal Plaza, Suite 100 Portland, ME 04101 Year of Birth: 1959	Chief Compliance Officer	Since 2017	Fund Chief Compliance Officer/Director (“CCO”), Foreside Fund Officer Services, LLC (2017 to present); Chief Compliance Officer, Henderson Global Funds (2005 to 2017).**
*	Each officer serves until his successor is duly elected or appointed and qualified.
**	Messrs. Hunter and Kalina serve as officers to other unaffiliated mutual funds or closed-end funds for which the Distributor (or its affiliates) acts as distributor (or provider of other services).

Trustee Ownership of Fund Shares

The following table shows the dollar range of Shares of the Funds owned by each Trustee in series of the Trust:

Information as of December 31, 2020

Name of Trustee	Dollar Range of Equity Securities in Each Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies*
Independent Trustees
Richard M. Goldman	None	None
Charles A. Baker	None	None
Jeffrey D. Haroldson	None	None

Interested Trustee
Connor O’Brien	Over $100,000	Over $100,000

*Family of Investment Companies consists only of the Funds of OSI ETF Trust.

Qualification of Trustees

The following provides information additional to that set forth in the table above regarding other relevant qualifications, experience, attributes or skills applicable to each Trustee.

Richard M. Goldman: Mr. Goldman has extensive experience in the investment management business, including serving as Chairperson of the Securities Funds’ Board of Trustees, President and a Trustee of the Rydex Funds’ Board of Trustees, Trustee on the Board of Trustees of Harvest Volatility Edge Trust, Trustee of Axonic Alternative Income Fund, Director of Silver Spike Acquisition Corp., Director of Silver Spike Acquisition Corporation II, Director of Silver Spike III Acquisition Corp. and Trustee of Marblegate Acquisition Corp.

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Charles A. Baker: Mr. Baker has extensive knowledge of and experience in the financial services industry, including as Managing Director of NYSE Euronext and serving as a Trustee on the Board of Trustees of Global X Funds.

Jeffrey D. Haroldson: Mr. Haroldson has extensive experience in the investment management business, including prior positions as President and Chief Operating Officer of a global real estate fund management firm, Chief Operating Officer and General Counsel of a real estate investment firm, President of a venture capital and private equity firm, an Executive in the Corporate Investment Banking and Markets Division of HSBC, and serving as a Trustee on the Board of Trustees EGA Emerging Global Shares Trust.

Connor O’Brien: Mr. O’Brien has extensive experience in the investment management business, including serving as President, Chief Executive Officer, Chief Investment Officer, Fund Manager, and Director of various investment advisers.

The Board has determined that each Trustee on an individual basis and in combination with the other Trustees is qualified to serve, and should serve, on the Board. To make this determination the Board considered a variety of criteria, none of which in isolation was controlling. Among other things, the Board considered each Trustee’s experience, qualifications, attributes and skills.

Board Structure

The Board is responsible for establishing the Trust’s policies and for overseeing the management of the Trust and the Funds. The Board elects the officers of the Trust, who, along with third party service providers, are responsible for administering the day-to-day operations of the Trust. The Board is comprised of three Independent Trustees that are not considered to be “interested persons” by reason of their relationship with the Trust’s management or otherwise as defined under the 1940 Act and one Interested Trustee who is affiliated with the Adviser. The Board is served by a “lead” Independent Trustee (the “Lead Independent Trustee”), Jeffrey D. Haroldson. The Lead Independent Trustee assists in the coordination and preparation of agendas for Board meetings, acts as liaison between the Independent Trustees and the officers of the Trust, the Adviser and counsel to the Independent Trustees, and serves as chair of separate meetings and/or sessions of the Independent Trustees. Each Trustee serves until his death, resignation, removal, retirement or inability otherwise to serve.

The Board has determined that this leadership structure is appropriate given the size, function and nature of the Trust, as well as the Board’s oversight responsibilities. The Board believes this structure will help ensure that proper consideration is given at Board meetings to matters deemed important to the Trust and its shareholders.

The Board will hold four regularly scheduled meetings each year. At each such meeting, the Independent Trustees will meet in executive session to discuss matters outside the presence of management. In addition, the Independent Trustees may also hold special meetings, as needed, either in person or by telephone.

The Nominating and Governance Committee of the Board annually evaluates the performance of the Board, taking into account such factors as it may deem appropriate. These factors may include attendance at Board and Committee meetings; preparation for and participation in Board and Committee meetings; and diligence in keeping abreast of industry and regulatory developments.

The Board oversees the performance of the Adviser, Sub-Adviser, and the Trust’s other service providers. As part of its oversight function, the Board monitors the Adviser’s and Sub-Adviser’s risk management, including, as applicable, their management of investment, compliance and operational risks, through the receipt of periodic reports and presentations. The Board receives reports from such parties at least quarterly, including, but not limited to, investment and/or performance reports, distribution reports, Rule 12b-1 reports, valuation and internal controls reports. Similarly, the Board receives quarterly reports from the CCO, including, but not limited to, a report on the Trust’s compliance program, and the Independent Trustees have an opportunity to meet separately each quarter with the CCO. The CCO typically provides the Board with updates regarding the Trust’s compliance policies and procedures, including any enhancements to them. The Board expects all parties, including, but not limited to, the Adviser, Sub-Adviser, service providers and the CCO, to inform the Board on an intra-quarter basis if a material issue arises that requires the Board’s oversight.

The Board generally exercises its oversight as a whole, but has delegated certain oversight functions to an Audit Committee. The function of the Audit Committee is discussed in detail below.

Committees

The Board currently has two standing committees: an Audit Committee and a Nominating and Governance Committee. Currently, each Independent Trustee serves on each of these committees.

The purposes of the Audit Committee are to: (1) oversee generally the Funds’ accounting and financial reporting policies and practices, their internal controls and, as appropriate, the internal controls of certain service providers; (2) oversee the quality, integrity, and objectivity of the Funds’ financial statements and the independent audit thereof; (3) assist the full Board with its oversight of the Trust’s compliance with legal and regulatory requirements that relate to the Funds’ accounting and financial reporting, internal controls and independent audits; (4) approve, prior to appointment, the engagement of the Trust’s independent auditors and, in connection therewith, to review and evaluate the qualifications, independence and performance of the Trust’s independent auditors; and (5) act as a liaison between the Trust’s independent auditors and the full Board. The Audit Committee met two times during the fiscal year ended June 30, 2021.

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The Nominating and Governance Committee has the responsibility, among other things, to assist the Board in: (i) identifying and recommending, and considering shareholder recommendations, for nominations for Board members; (ii) determining the composition of the Board and its Committees; (iii) monitoring the process to assess Board effectiveness; and (iv) developing and implementing the Funds’ governance policies.

While the Nominating and Governance Committee is solely responsible for the selection and nomination of Trustee candidates, the Nominating and Governance Committee may consider nominees recommended by Fund shareholders. The Nominating and Governance Committee will consider recommendations for nominees from shareholders sent to the Secretary of the Trust, c/o OSI ETF Trust at 75 State Street, Suite 100, Boston, MA 02109. A nomination submission must include all information relating to the recommended nominee that is required to be disclosed in solicitations or proxy statements for the election of Trustees, as well as information sufficient to evaluate the individual’s qualifications. Nomination submissions must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders, and such additional information must be provided regarding the recommended nominee as reasonably requested by the Nominating and Governance Committee. Because the Trust does not hold annual shareholder meetings, there is no guarantee that a nominee will be submitted for election in a particular year. Nominations will only be maintained by the Trust for a period from one year of receipt and will be considered by the Nominating and Governance Committee for any shareholder meetings held during that year for the election of Trustees. The Nominating and Governance Committee met one time during the fiscal year ended June 30, 2021.

Compensation of Trustees and Officers

No Trustee or officer of the Trust who is also an officer or employee of the Adviser receives any compensation from the Trust for services to the Trust. Effective October 2021, each Independent Trustee receives a $70,000 annual retainer plus expenses which covers all meetings and fees for the Lead Independent Trustee, the Chairperson of the Audit Committee and the Chairperson of the Nominating and Governance Committee. Prior to October 2021, each Independent Trustee receives a $40,000 annual retainer fee, together with a $2,500 per meeting fee for attendance at Board meetings ($1,000 per meeting held via telephone). The Lead Independent Trustee receives an additional fee from the Trust of $10,000 per year. The chairperson of the Audit Committee receives an additional fee from the Trust of $10,000 per year. The chairperson of the Nominating and Governance Committee receives an additional fee from the Trust of $2,500 per year. All Trustees are reimbursed for their reasonable travel expenses and other reasonable out-of-pocket expenses incurred in connection with attending Board meetings.

The Trust does not accrue pension or retirement benefits as part of the Funds’ expenses, and Trustees are not entitled to benefits upon retirement from the Board. These fees are payable by the Trust but are subject to the Adviser’s unified advisory fee, as discussed below under “Information About Adviser and Sub-Adviser—Investment Advisory Agreement.”

The table below shows the aggregate compensation paid to each Trustee for the fiscal year ended June 30, 2021.

Name	Aggregate Compensation from the Funds*	Pension or Retirement Benefits Accrued as part of Trust Expenses	Estimated Annual Benefits upon Retirement	Total Compensation from Fund and Trust Paid to Trustees
Independent Trustees
Richard M. Goldman	$47,500	None	None	$47,500
Charles A. Baker	$55,000	None	None	$55,000
Jeffrey D. Haroldson	$55,000	None	None	$55,000

Interested Trustee
Connor O’Brien	None	None	None	None

Control Persons and Principal Holders of Securities

As of September 30, 2021, the Trustees and officers as a group owned less than 1% of the outstanding equity securities of the Trust.

Although the Trust does not have information concerning the beneficial ownership of shares held in the names of participants in DTC with access to the Depository Trust Company (“DTC”) system (“DTC Participants”), as of September 30, 2021, the name, address and percentage ownership of each DTC Participant that owned of record or is known by the Funds to own beneficially 5% or more of the outstanding Shares of a Fund is set forth in the table below.

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O’Shares U.S. Quality Dividend ETF
Nominee Name/Address	Percentage of Ownership

Morgan Stanley Smith Barney

P.O. Box 20

New York, NY 10008-0020

Wells Fargo Clearing Services, LLC

One North Jefferson Avenue

St. Louis, MO 63103

National Financial Services LLC

P.O. Box 673004

Dallas, TX 75267

RBC Capital Markets, LLC

200 Vesey Street, 9th Floor
New York, NY 10281

LPL Financial LLC

P.O. Box 509043

San Diego, CA 92150-9043

Charles Schwab & Co., Inc.

ATTN: Proxy

P.O. Box 64930

Phoenix, AZ 85082

TD Ameritrade Clearing, Inc.

P.O. Box 2577,

Omaha NE 68103

Merrill Lynch, Pierce, Fenner & Smith Inc.

1600 Merrill Lynch Drive

Pennington, NJ 08534

UBS Financial Services Inc.

1285 Avenue of the Americas

New York, NY 10019

16.92% 15.81% 11.78% 7.22% 5.90% 5.24% 5.13% 5.12% 5.06%
O’Shares U.S. Small-Cap Quality Dividend ETF Nominee Name/Address	Percentage of Ownership

Morgan Stanley Smith Barney

P.O. Box 20

New York, NY 10008-0020

TD Ameritrade Clearing, Inc.

P.O. Box 2577

Omaha, NE 68103

UBS Financial Services Inc.

1285 Avenue of the Americas

New York, NY 10019

National Financial Services LLC

P.O. Box 673004

Dallas, TX 75267

Merrill Lynch, Pierce, Fenner & Smith Inc.

1600 Merrill Lynch Drive

Pennington, NJ 08534

Charles Schwab & Co., Inc.

ATTN: Proxy

P.O. Box 64930

Phoenix, AZ 85082

LPL Financial LLC

P.O. Box 509043

San Diego, CA 92150-9043

20.38% 14.39% 12.36% 10.07% 6.69% 6.08% 5.87%

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O’Shares Global Internet Giants ETF
Nominee Name/Address	Percentage of Ownership

National Financial Services LLC

P.O. Box 673004

Dallas, TX 75267

TD Ameritrade Clearing, Inc.

P.O. Box 2577

Omaha, NE 68103

Wells Fargo Clearing Services, LLC

One North Jefferson Avenue

St. Louis, MO 63103

Charles Schwab & Co., Inc.

ATTN: Proxy

P.O. Box 64930

Phoenix, AZ 85082

Merrill Lynch, Pierce, Fenner & Smith Inc.

1600 Merrill Lynch Drive

Pennington, NJ 08534

RBC Capital Markets, LLC

200 Vesey Street, 9th Floor
New York, NY 10281

Charles Schwab & Co., Inc. (Retail)

ATTN: Proxy

P.O. Box 64930

Phoenix, AZ 85082

16.94% 11.51% 9.84% 8.94% 5.87% 5.35% 5.33%

 29

O’Shares Europe Quality Dividend ETF
Nominee Name/Address	Percentage of Ownership

National Financial Services LLC

P.O. Box 673004

Dallas, TX 75267

TD Ameritrade Clearing, Inc.

Attn: Mandi Foster

P.O. Box 2577

Omaha, NE 68103

Charles Schwab & Co., Inc.

ATTN: Proxy

P.O. Box 64930

Phoenix, AZ 85082

Charles Schwab & Co., Inc. (retail)

ATTN: Proxy

P.O. Box 64930

Phoenix, AZ 85082

UBS Financial Services Inc.

1285 Avenue of the Americas

New York, NY 10019

Pershing LLC

1 Pershing Plaza

Jersey City, NJ 07399

CACEIS Bank Spain

Parque empresarial La FincaPaseo Club Deportivo, 1

Edificio 4 – Planta Segunda

28223 Pozuelo de Alarcón (Madrid)

JP Morgan Securities LLC

277 Park Avenue

New York, NY 10172

Merrill Lynch, Pierce, Fenner & Smith Inc.

1600 Merrill Lynch Drive

Pennington, NJ 08534

22.24% 10.01% 9.81% 7.99% 7.85% 7.47% 7.14% 6.44% 5.40%

*A person who beneficially owns, directly or indirectly, 25% or more of the voting securities of a Fund may be deemed to “control” (as defined in the 1940 Act) that Fund, and may be able to exercise a controlling influence over any matter submitted to shareholders of that Fund.

As of the date of this SAI, O’Shares U.S. Large Cap Quality Growth ETF and O’Shares U.S. Small Cap Quality Growth ETF have not yet commenced operations.

INFORMATION ABOUT ADVISER AND SUB-ADVISER

Investment Adviser and Sub-Adviser

O’Shares Investment Advisers, LLC (“Adviser”) acts as each Fund’s investment adviser pursuant to an investment advisory agreement with the Trust on behalf of the Fund (each an “Advisory Agreement”). The Adviser is a Delaware limited liability company with its principal offices located at 1010 Sherbrooke St. West, Suite 2105, Montreal, QC H3A 2R7 (Canada). The Adviser was founded in 2016.

Vident Investment Advisory, LLC (“Vident” and the “Sub-Adviser”) acts as sub-adviser to the Funds pursuant to an investment sub-advisory agreement with the Adviser (the “Sub-Advisory Agreement”). Vident is a Delaware limited liability company with its principal offices located at 1125 Sanctuary Parkway, Suite 515, Alpharetta, Georgia 30009.

Pursuant to the Advisory Agreement, the Adviser has the overall responsibility for the Funds’ investment program. The Adviser, on behalf of each Fund, has entered into a Sub-Advisory Agreement with the Sub-Adviser. The Sub-Adviser is responsible for trading portfolio securities and other investment instruments on behalf of the Funds, including selecting broker-dealers to execute purchase and sale transactions, as instructed by the Adviser or in connection with any rebalancing or reconstitution of a Target Index, subject to the overall supervision and oversight of the Adviser and the Board. The Adviser oversees the Sub-Adviser for compliance with the Funds’ investment objectives, policies, strategies and restrictions. The Board of Trustees supervises and oversees the Adviser and the Sub-Adviser, establishes policies that they must follow in their management activities, and oversees the hiring and termination of sub-advisers recommended by the Adviser.

 30

Conflicts of Interest

In the course of providing advisory services for the Funds, the Sub-Adviser may simultaneously recommend the sale of a particular security for one Fund or account, if any, while recommending the purchase of the same security for another Fund or account, if any, if such recommendations are consistent with each client’s investment strategies.

The Sub-Adviser, its principals, officers and employees (and members of their families) and affiliates may participate directly or indirectly as investors in the Sub-Adviser’s clients, such as the Funds. Thus the Sub-Adviser may recommend to clients the purchase or sale of securities in which it, or its officers, employees or related persons have a financial interest. The Sub-Adviser may give advice and take actions in the performance of its duties to its clients that differ from the advice given or the timing and nature of actions taken, with respect to other clients’ accounts and/or employees’ accounts that may invest in some of the same securities recommended to clients.

In addition, the Sub-Adviser, its affiliates and principals may trade for their own accounts. Consequently, non-customer and proprietary trades may be executed and cleared through any prime broker or other broker utilized by clients. It is possible that officers or employees of the Sub-Adviser may buy or sell securities or other instruments that the Sub-Adviser has recommended to, or purchased for, its clients and may engage in transactions for its own accounts in a manner that is inconsistent with the Sub-Adviser’s recommendations to a client. Personal securities transactions by employees may raise potential conflicts of interest when such persons trade in a security that is owned by, or considered for purchase or sale for, a client. The Sub-Adviser has adopted policies and procedures designed to detect and prevent such conflicts of interest and, when they do arise, to ensure that they effect transactions for clients in a manner that is consistent with their fiduciary duty to their clients and in accordance with applicable law.

Any Access Person of the Sub-Adviser may make security purchases subject to the terms of the Sub-Adviser’s Code of Ethics which is consistent with the requirements of Rule 17j-1 under the 1940 Act.

The Sub-Adviser and its affiliated persons may come into possession from time to time of material nonpublic and other confidential information about companies which, if disclosed, might affect an investor’s decision to buy, sell, or hold a security. Under applicable law, the Sub-Adviser and its affiliated persons would be prohibited from improperly disclosing or using this information for its personal benefit or for the benefit of any person, regardless of whether the person is a client of the Sub-Adviser. Accordingly, should the Sub-Adviser or any affiliated person come into possession of material nonpublic or other confidential information with respect to any company, the Sub-Adviser and its affiliated persons will have no responsibility or liability for failing to disclose the information to clients as a result of following their policies and procedures designed to comply with applicable law.

Investment Advisory Agreement

Under the Advisory Agreement, each Fund pays the Adviser an advisory fee for its services payable on a monthly basis at the annual rate listed in the table below, based on the average daily net assets of the Fund.

Fund	Advisory Fee
O’Shares U.S. Quality Dividend ETF	0.48%
O’Shares U.S. Small-Cap Quality Dividend ETF	0.48%
O’Shares Global Internet Giants ETF	0.48%
O’Shares Europe Quality Dividend ETF	0.48%
O’Shares U.S. Large Cap Quality Growth ETF	0.48%
O’Shares U.S. Small Cap Quality Growth ETF	0.48%

The table below shows the actual advisory fees paid by each Fund, as well as expenses waived or reimbursed by the Adviser, during the three most recent fiscal years.

Name of Fund	Advisory Fees Paid
O’Shares U.S. Quality Dividend ETF
Fiscal Year Ended June 30, 2021	$2,850,666
Fiscal Year Ended June 30, 2020	$2,534,932
Fiscal Year Ended June 30, 2019	$2,151,173

O’Shares U.S. Small-Cap Quality Dividend ETF
Fiscal Year Ended June 30, 2021	$590,258
Fiscal Year Ended June 30, 2020	$452,093
Fiscal Year Ended June 30, 2019	$558,716

O’Shares Global Internet Giants ETF
Fiscal Year Ended June 30, 2021	$2,905,055
Fiscal Year Ended June 30, 2020	$337,041
Fiscal Year Ended June 30, 2019	$239,979

O’Shares Europe Quality Dividend ETF
Fiscal Year Ended June 30, 2021	$101,085
Fiscal Year Ended June 30, 2020	$113,255
Fiscal Year Ended June 30, 2019	$145,481

 31

The O’Shares U.S. Large Cap Quality Growth ETF and O’Shares U.S. Small Cap Quality Growth ETF have not yet commenced operations as of the date of this SAI and have not paid advisory fees.

Under the Advisory Agreement, the Adviser bears all of the ordinary operating expenses of the Funds, except for (i) the advisory fee, (ii) payments under the Funds’ Rule 12b-1 plan, (iii) brokerage expenses (including any costs incidental to transactions in portfolio securities or instruments), (iv) acquired fund fees and expenses, (v) taxes, (vi) interest (including borrowing costs and dividend expenses on securities sold short and overdraft charges), (vii) litigation expenses (including litigation to which the Trust or a Fund may be a party and indemnification of the Trustees and officers with respect thereto), and (viii) other extraordinary or non-routine expenses.

The Advisory Agreement provides that the Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by any Fund, the Trust, or any of its shareholders in connection with the matters to which the Advisory Agreement relates, but will be liable for losses resulting from willful misfeasance, bad faith or gross negligence on the Adviser’s part in the performance of the Adviser’s duties, or from reckless disregard by the Adviser of the Adviser’s duties or obligations under the Advisory Agreement. The Advisory Agreement also provides that directors, officers or employees of the Adviser may engage in other business, devote time and attention in part to any other business whether of a similar or dissimilar nature, and the Adviser may render investment advisory services to others.

The Advisory Agreement with respect to a Fund will remain in effect for two (2) years from its effective date and thereafter continue in effect for as long as its continuance is specifically approved at least annually, by: (1) the Board, or by the vote of a majority (as defined in the 1940 Act) of the outstanding Shares of the Fund; and (2) by the vote of a majority of the Trustees who are not parties to the Advisory Agreement or Interested Persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement provides that it may be terminated at any time, without the payment of any penalty, by the Board or by vote of a majority of a Fund’s shareholders, on 60 calendar days written notice to the Adviser, and by the Adviser on the same notice to the Trust and that it shall be automatically terminated if it is assigned.

Investment Sub-Advisory Agreement

Under the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a fee for its services. The Sub-Advisory Agreement provides that the Sub-Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Adviser, any Fund, the Trust, or any of its shareholders, in connection with the matters to which the Sub-Advisory Agreement relates, but will be liable for losses resulting from willful misconduct, bad faith or gross negligence on the Sub-Adviser’s part in the performance of the Sub-Adviser’s duties or from reckless disregard by the Sub-Adviser of its duties or obligations under the Sub-Advisory Agreement. The Sub-Advisory Agreement also provides that directors, officers or employees of the Sub-Adviser may engage in other businesses, devote time and attention to any other business whether of a similar or dissimilar nature, and the Sub-Adviser may render investment advisory services to others.

Under the Sub-Advisory Agreement, the Adviser pays the Sub-Adviser a variable fee (the “Variable Fee”), subject to certain minimum amounts and caps, calculated based on the aggregate average daily net assets under management (“AUM”) of all the series of the Trust sub-advised by the Sub-Adviser, at the annual rates indicated below, plus one additional basis point for AUM attributable to non-domestic assets. Beginning May 1, 2020, basis points are charged on AUM in excess of $457,508,627 for OUSA and $19,024,137 for OEUR.

AUM	Variable Fee (basis points)
$0 - $250,000,000	4
$250,000,001 - $500,000,000	3
$500,000,001 - $1,000,000,000	2
> $1,000,000,001	1

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The table below shows the fees paid by the Adviser to the Sub-Adviser, as well as the former adviser and sub-adviser, as applicable, during the three most recent fiscal years:

Name of Fund	Sub-Advisory Fees Paid
O’Shares U.S. Quality Dividend ETF (1)
Fiscal Year Ended June 30, 2021	$33,942
Fiscal Year Ended June 30, 2020	$273,497
Fiscal Year Ended June 30, 2019	$165,299

O’Shares U.S. Small-Cap Quality Dividend ETF
Fiscal Year Ended June 30, 2021	$34,823
Fiscal Year Ended June 30, 2020	$37,757
Fiscal Year Ended June 30, 2019	$51,590

O’Shares Global Internet Giants ETF
Fiscal Year Ended June 30, 2021	$162,484
Fiscal Year Ended June 30, 2020	$22,499
Fiscal Year Ended June 30, 2019	$17,936

O’Shares Europe Quality Dividend ETF (1)
Fiscal Year Ended June 30, 2021	$355
Fiscal Year Ended June 30, 2020	$13,098
Fiscal Year Ended June 30, 2019	$11,952

(1) AGF served as sub-adviser to the Fund from June 28, 2019 to April 30, 2020.

.

The Sub-Advisory Agreement with respect to each Fund will remain in effect for two (2) years from its effective date and thereafter continue in effect for as long as its continuance is specifically approved at least annually, by: (1) the Board, or by the vote of a majority (as defined in the 1940 Act) of the outstanding shares of the Fund; and (2) by the vote of a majority of the Trustees who are not parties to the Sub-Advisory Agreement or Interested Persons of the Sub-Adviser, cast in person at a meeting called for the purpose of voting on such approval. The Sub-Advisory Agreement provides that it may be terminated at any time, without the payment of any penalty, by the Board or by vote of a majority of a Fund’s shareholders, on 60 calendar days written notice to the Sub-Adviser, and by the Sub-Adviser on the same notice to the Trust and that it shall be automatically terminated if it is assigned.

Portfolio Managers

Vident

Austin Wen has been a portfolio manager of O’Shares U.S. Small-Cap Quality Dividend ETF and O’Shares Global Internet Giants ETF since October 2018, and portfolio manager of O’Shares U.S. Quality Dividend ETF and O’Shares Europe Quality Dividend ETF since May 2020.

Rafael Zayas has been a portfolio manager of O’Shares U.S. Quality Dividend ETF, O’Shares U.S. Small-Cap Quality Dividend ETF, O’Shares Global Internet Giants ETF and O’Shares Europe Quality Dividend ETF since June 2020.

Other Accounts Managed by Portfolio Managers

The following table provides information about the portfolio managers as of June 30, 2021:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts		Performance Fee Accounts
Portfolio Manager	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Austin Wen, CFA	31	$6,486	1	$184.8	1	$32.9	0	$0
Rafael Zayas, CFA	32	$6,885	0	$0	1	$32.9	0	$0

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Portfolio Manager Compensation

Messrs. Wen and Zayas are compensated by Vident and do not receive any compensation directly from any Fund or the Adviser. Messrs. Wen and Zayas receive a base salary and are eligible to earn discretionary bonuses from time to time. The availability and amount of any bonus will be based on factors such as Vident’s profitability, their individual performance and team contribution.

Disclosure of Securities Ownership

The table below shows the dollar range of equity securities in the Funds beneficially owned by the portfolio managers as of June 30, 2021.

Portfolio Manager	Dollar Range of Securities Beneficially Owned
Austin Wen, CFA	None
Rafael Zayas, CFA	None

Codes of Ethics

The Trust, the Adviser, the Sub-Adviser, and Foreside Financial Group, LLC (on behalf of Foreside Fund Officer Services LLC (“Foreside Compliance”), Foreside Fund Services, LLC, and their affiliates) have each adopted a code of ethics (“Code of Ethics”) pursuant to Rule 17j-1 under the 1940 Act, which is designed to prevent their affiliated persons from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to a Code of Ethics). There can be no assurance that the Codes of Ethics are effective in preventing such activities. The Codes of Ethics permit, subject to certain conditions, personnel of each of those entities to invest in securities that may be purchased or held by the Funds. The Trust’s, the Adviser’s, the Sub-Adviser’s and Foreside Financial Group, LLC’s Codes of Ethics are on file with the SEC and are available to the public.

PORTFOLIO HOLDINGS DISCLOSURE POLICY

The Board has adopted a policy regarding the disclosure of information about the Funds’ portfolio securities. Under the policy, each Business Day, before the opening of regular trading on the Exchange, each Fund will disclose on its website (www.oshares.com) certain information relating to the portfolio holdings that will form the basis for the Fund’s next calculation of NAV per Share. In addition, each Business Day a portfolio composition file, which displays the names and quantities of the instruments comprising the In-Kind Creation Basket and In-Kind Redemption Basket, as well as the estimated Cash Component and Cash Redemption Amount (if any), for that day, is publicly disseminated prior to the opening of the Exchange via the National Securities Clearing Corporation (“NSCC”).

Portfolio holdings information may not be provided prior to its public availability (“Non-Standard Disclosure”) except where appropriate confidentiality arrangements limiting the use of such information are in effect. Non-Standard Disclosure may be authorized by the CCO or, in his/her absence, any other authorized officer of the Trust if he or she determines that such disclosure is in the best interests of a Fund’s shareholders, no conflict exists between the interests of the Fund’s shareholders and those of the Adviser, Sub-Adviser or Distributor and such disclosure serves a legitimate business purpose. The length of lag, if any, between the date of the information and the date on which the information is disclosed shall be determined by the officer authorizing the disclosure.

INFORMATION ABOUT OTHER SERVICE PROVIDERS

Administrator, Fund Accounting Agent, Transfer Agent and Custodian

Administrator, Custodian, and Transfer Agent. JPMorgan Chase Bank, N.A. (“JPMorgan”) serves as administrator, custodian and transfer agent for the Funds. JPMorgan’s principal address is 4 Metrotech Center, Brooklyn, New York 11245. Under the Administration Agreement with the Trust, JPMorgan (“Administrator”), subject to the general supervision of the Trust’s Board of Trustees, provides various administrative, compliance, tax, accounting and financial reporting services for the maintenance and operations of the Trust and the Funds. In addition, JPMorgan makes available the office space, equipment, personnel and facilities required to provide such services. Under the Global Custody Agreement with the Trust, JPMorgan (“Custodian”) holds the Trust’s cash and securities, maintains such cash and securities in separate accounts in the name of the Trust, maintains a statement of accounts for each account of the Trust, and may provide other services pursuant to the Custody Agreement and related agreements. The Custodian, upon the order of the Trust, receives, delivers and releases securities and makes payments for securities purchased by the Trust for the Funds. The Custodian is authorized to appoint one or more sub-custodians and is authorized to appoint foreign custodians or foreign custody managers for Trust investments outside the United States. Pursuant to an Agency Services Agreement with the Trust, JPMorgan (“Transfer Agent”) acts as transfer agent for the Trust’s authorized and issued shares of beneficial interest, and as dividend disbursing agent of the Trust. JPMorgan also provides services, as applicable, for any wholly-owned subsidiary of the Funds. As compensation for the foregoing services, JPMorgan receives certain out-of-pocket costs, transaction fees and asset-based fees which are accrued daily and paid monthly by the Trust from the Trust’s custody account with JPMorgan.

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The following table sets forth the administration fees of the Funds paid by the Adviser to the Administrator for administration services for the fiscal years noted:

Fund	Administration Fees Paid During Fiscal Year Ended June 30, 2021	Administration Fees Paid During Fiscal Year Ended June 30, 2020	Administration Fees Paid During Fiscal Year Ended June 30, 2019
O’Shares U.S. Quality Dividend ETF	$364,810	$278,620	$23,733
O’Shares U.S. Small-Cap Quality Dividend ETF	$91,374	$111,075	$22,922
O’Shares Global Internet Giants ETF	$250,223	$35,030	$2,984
O’Shares Europe Quality Dividend ETF	$50,213	$65,692	$6,490

As of the date of this SAI, the O’Shares U.S. Large Cap Quality Growth ETF and O’Shares U.S. Small Cap Quality Growth ETF have not commenced operations.

Independent Registered Public Accounting Firm

BBD, LLP (“BBD”), 1835 Market Street, 3rd Floor, Philadelphia, PA 19103, serves as independent registered public accounting firm to the Funds. BBD provides audit services and tax return preparation and assistance.

Legal Counsel

Stradley Ronon Stevens & Young, LLP, 2005 Market Street, Suite 2600, Philadelphia, PA 19103 serves as the Trust’s legal counsel.

Distributor

Foreside Fund Services, LLC serves as the distributor of Creation Units for the Funds on an agency basis. The Trust has entered into a Distribution Agreement (“Distribution Agreement”), under which the Distributor, as agent, receives orders from Authorized Participants to create and redeem shares in Creation Unit Aggregations and transmits such orders to the Trust’s Custodian and transfer agent. The Distributor’s principal address is Three Canal Plaza, Portland, Maine 04101. The Distributor is a broker-dealer registered under the 1934 Act and a member of the Financial Industry Regulatory Authority, Inc. (“FINRA”). Shares will be continuously offered for sale only in Creation Units, as described in the section of this SAI entitled “Transactions in Creation Units.” The Distributor also acts as an agent for the Trust for those activities described within the Distribution Agreement. The Distributor will deliver a prospectus to Authorized Participants purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it to Authorized Participants. The Distributor has no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds. No compensation is payable by the Trust to the Distributor for such distribution services. However, the Adviser has entered into an agreement with the Distributor under which it makes payments to the Distributor in consideration for its services under the Distribution Agreement. The payments made by the Adviser to the Distributor do not represent an additional expense to the Trust or its shareholders.

Principal Financial Officer, Chief Compliance Officer and AML Officer Services Agreements

The Trust has entered into agreements with Foreside Compliance, with its principal place of business at Three Canal Plaza, Suite 100, Portland, ME 04101, pursuant to which Foreside Compliance provides the Trust with the services of individual(s) to serve as the Trust’s CCO, AML compliance officer and Principal Financial Officer. Foreside Compliance does not have a role in determining the investment policies of the Trust or Funds, or which securities are to be purchased or sold by the Trust or a Fund.

Distribution and Service Plan

Shares are continuously offered for sale only in Creation Units, as described below under “Purchase and Issuance of Creation Units.” Shares in less than Creation Units are not distributed by the Distributor. The Distributor also acts as agent for the Trust. The Distributor will deliver a Prospectus to persons purchasing Shares in Creation Units and will maintain records of both orders placed with it and confirmations of acceptance furnished by it. The Distributor is a broker-dealer registered under the 1934 Act and a member of FINRA. The Distributor has no role in determining the investment policies of the Funds or which securities are to be purchased or sold by the Funds.

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The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act (“Plan”). In accordance with the Plan, each Fund is authorized to pay an amount up to 0.25% of its average daily net assets each year to finance any activity primarily intended to result in the sale of Creation Units of each Fund or the provision of investor services, including but not limited to: (i) marketing and promotional services, including advertising; (ii) facilitating communications with beneficial owners of Shares of the Funds; (iii) wholesaling services; and (iv) such other services and obligations as may be set forth in the Distribution Agreement with the Distributor.

The Distribution and Service Plan is intended to permit the financing of a broad array of distribution-related activities and services, as well as shareholder services, for the benefit of investors. These activities and services are intended to make the Shares an attractive investment alternative, which may lead to increased assets, investment opportunities and diversification. No fees are currently paid by any Fund under the Plan, however, and there are no current plans to impose such fees. In the event such fees were to be charged, over time they would increase the cost of an investment in a Fund.

If fees were charged under the Plan, the Trustees would receive and review at the end of each quarter a written report provided by the Distributor of the amounts expended under the Plan and the purpose for which such expenditures were made.

Each Plan will remain in effect for a period of one year and is renewable from year to year with respect to a Fund, so long as its continuance is approved at least annually: (1) by the vote of a majority of the Trustees; and (2) by a vote of the majority of those Independent Trustees who have no direct or indirect financial interest in the Plan or in any agreements related thereto (“Rule 12b-1 Trustees”), cast in person at a meeting called for the purpose of voting on such approval. The Plan may not be amended to increase materially the amount of fees paid by any Fund unless such amendment is approved by a 1940 Act majority vote of the outstanding Shares and by the Fund Trustees in the manner described above. The Plan is terminable with respect to a Fund at any time by a vote of a majority of the Rule 12b-1 Trustees or by a 1940 Act majority vote of the outstanding Shares.

Payments to Financial Intermediaries

The Adviser or another affiliate of the Funds, out of its own resources, may provide additional compensation to third parties, including financial intermediaries. Such compensation is sometimes referred to as “revenue sharing”. Compensation received by a third party from the Adviser or another affiliate of the Funds may include payments for shareholder servicing, marketing and/or training expenses incurred by the financial intermediary, including expenses incurred by the financial intermediary in educating its salespersons with respect to Shares. For example, such compensation may include reimbursements for expenses incurred in attending educational seminars regarding the Funds, including travel and lodging expenses. It may also cover costs incurred by a third party in connection with their efforts to sell Shares, including costs incurred in compensating registered sales representatives and preparing, printing and distributing sales literature.

The amount of compensation paid to different financial intermediaries may vary. The compensation paid to a financial intermediary may be based on a variety of factors, including average assets under management in accounts distributed and/or serviced by the financial intermediary, gross sales by the financial intermediary and/or the number of accounts serviced by the financial intermediary that invest in the Funds. To the extent that a Fund pays all or a portion of such compensation, the payment is designed to compensate the financial intermediary for providing services that would otherwise be provided by the Funds’ transfer agent and/or administrator.

Any compensation received by a financial intermediary, whether from the Funds or their affiliates, and the prospect of receiving such compensation, may provide the financial intermediary with an incentive to recommend the shares of the Funds over other potential investments. Similarly, the compensation may cause financial intermediaries to elevate the prominence of the Funds within its organization by, for example, placing it on a list of preferred funds.

ADDITIONAL INFORMATION CONCERNING SHARES

Organization and Description of Shares of Beneficial Interest

The Trust is a Delaware statutory trust and registered open-end investment company. The Trust was organized on April 12, 2016 and has authorized capital of unlimited Shares of beneficial interest of no par value which may be issued in more than one class or series. Currently, the Trust consists of six series. The Board may designate additional series and classify Shares of a particular series into one or more classes of that series.

Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders.

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All Shares are freely transferable. Shares will not have preemptive rights or cumulative voting rights, and none of the Shares will have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. Shares have equal voting rights, except that in a matter affecting only a particular Fund, only Shares of that Fund may be entitled to vote on the matter. The Trust’s Declaration of Trust (the “Trust Instrument”) confers upon the Board the power, by resolution, to alter the number of Shares constituting a Creation Unit or to specify that Shares of a Fund may be individually redeemable. The Trust reserves the right to adjust the stock prices of Shares to maintain convenient trading ranges for investors. Any such adjustments would be accomplished through stock splits or reverse stock splits which would have no effect on the NAV of a Fund.

The Trust Instrument of the Trust disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Trust Instrument provides for indemnification out of a Fund’s property for all loss and expense of a Fund’s shareholders being held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reason. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which a Fund itself would not be able to meet the Trust’s obligations and this risk should be considered remote.

If a Fund does not grow to a size to permit it to be economically viable, the Fund may cease operations. In such an event, shareholders may be required to liquidate or transfer their Shares at an inopportune time and shareholders may lose money on their investment.

Book Entry Only System

The Depository Trust Company (“DTC”) acts as a securities depositary for the Shares. The Shares of each Fund are represented by a global certificate registered in the name of DTC or its nominee and deposited with, or on behalf of, DTC.

DTC has advised the Trust as follows: it is a limited-purpose trust company organized under the laws of the State of New York, a member of the Federal Reserve System, a “clearing corporation” within the meaning of the New York Uniform Commercial Code and a “clearing agency” registered pursuant to the provisions of Section 17A of the 1934 Act. DTC was created to hold securities of its participants (“DTC Participants”) and to facilitate the clearance and settlement of securities transactions among the DTC Participants in such securities through electronic book-entry changes in accounts of the DTC Participants, thereby eliminating the need for physical movement of securities certificates. DTC Participants include securities brokers and dealers, banks, trust companies, clearing corporations and certain other organizations, some of whom (and/or their representatives) own DTC. More specifically, DTC is owned by a number of its DTC Participants and by the New York Stock Exchange, Inc. (“NYSE”) and FINRA. Access to the DTC system is also available to others such as banks, brokers, dealers and trust companies that clear through or maintain a custodial relationship with a DTC Participant, either directly or indirectly (“Indirect Participants”). DTC agrees with and represents to DTC Participants that it will administer its book-entry system in accordance with its rules and by-laws and requirements of law.

Beneficial ownership of Shares is limited to DTC Participants, Indirect Participants and persons holding interests through DTC Participants and Indirect Participants. Ownership of beneficial interests in Shares (owners of such beneficial interests are referred to herein as “Beneficial Owners”) is shown on, and the transfer of ownership is effected only through, records maintained by DTC (with respect to DTC Participants) and on the records of DTC Participants (with respect to Indirect Participants and Beneficial Owners that are not DTC Participants). Beneficial Owners will receive from or through the DTC Participant a written confirmation relating to their purchase of Shares. The laws of some jurisdictions may require that certain purchasers of securities take physical delivery of such securities in definitive form. Such laws may impair the ability of certain investors to acquire beneficial interests in Shares.

Beneficial Owners of Shares are not entitled to have Shares registered in their names, will not receive or be entitled to receive physical delivery of certificates in definitive form and are not considered the registered holder thereof. Accordingly, each Beneficial Owner must rely on the procedures of DTC, the DTC Participant and any Indirect Participant through which such Beneficial Owner holds its interests, to exercise any rights of a holder of Shares. The Trust understands that under existing industry practice, in the event the Trust requests any action of holders of Shares, or a Beneficial Owner desires to take any action that DTC, as the record owner of all outstanding Shares, is entitled to take, DTC would authorize the DTC Participants to take such action and that the DTC Participants would authorize the Indirect Participants and Beneficial Owners acting through such DTC Participants to take such action and would otherwise act upon the instructions of Beneficial Owners owning through them. As described above, the Trust recognizes DTC or its nominee as the owner of all Shares for all purposes. Conveyance of all notices, statements and other communications to Beneficial Owners is effected as follows. Pursuant to the Depositary Agreement between the Trust and DTC, DTC is required to make available to the Trust, upon request and for a fee to be charged to the Trust, a listing of Share holdings of each DTC Participant. The Trust shall inquire of each such DTC Participant as to the number of Beneficial Owners holding Shares, directly or indirectly, through such DTC Participant. The Trust shall provide each such DTC Participant with copies of such notice, statement or other communication, in such form, number and at such place as such DTC Participant may reasonably request, in order that such notice, statement or communication may be transmitted by such DTC Participant, directly or indirectly, to such Beneficial Owners. In addition, the Trust shall pay to each such DTC Participant a fair and reasonable amount as reimbursement for the expenses attendant to such transmittal, all subject to applicable statutory and regulatory requirements.

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Distributions of Shares shall be made to DTC or its nominee, Cede & Co., as the registered holder of all Shares. DTC or its nominee, upon receipt of any such distributions, shall credit immediately DTC Participants’ accounts with payments in amounts proportionate to their respective beneficial interests in Shares as shown on the records of DTC or its nominee. Payments by DTC Participants to Indirect Participants and Beneficial Owners of Shares held through such DTC Participants are governed by standing instructions and customary practices, as is now the case with securities held for the accounts of customers in bearer form or registered in a “street name,” and are the responsibility of such DTC Participants. The Trust has no responsibility or liability for any aspects of the records relating to or notices to Beneficial Owners, or payments made on account of beneficial ownership interests in such Shares, or for maintaining, supervising or reviewing any records relating to such beneficial ownership interests or for any other aspect of the relationship between DTC and the DTC Participants or the relationship between such DTC Participants and the Indirect Participants and Beneficial Owners owning through such DTC Participants.

The Trust will not make the DTC book-entry dividend reinvestment service available for use by Beneficial Owners for reinvestment of their cash proceeds but certain brokers may make a dividend reinvestment service available to their clients. Brokers offering such services may require investors to adhere to specific procedures and timetables in order to participate. Investors interested in such a service should contact their broker for availability and other necessary details. DTC may determine to discontinue providing its service with respect to Shares at any time by giving reasonable notice to the Trust and discharging its responsibilities with respect thereto under applicable law. Under such circumstances, the Trust shall take action either to find a replacement for DTC to perform the functions described or make other arrangements to represent Share ownership satisfactory to the Exchange.

PROXY VOTING POLICY AND PROCEDURES

The Board has delegated to the Adviser the responsibility to vote proxies related to the securities held in the Funds’ portfolios. Under this authority, the Adviser is required by the Board to vote proxies related to portfolio securities in the best interests of the Funds and their shareholders. The Board permits the Adviser to contract with a third party to obtain proxy voting and related services. While proxy voting is not integral to the Adviser’s investment strategy, the Adviser has implemented a written Proxy Voting Policy and Procedure (the “Proxy Voting Policy”) that is reasonably designed to ensure that the Adviser votes proxies prudently and in the best interest of the Funds and their shareholders.

The Adviser has retained Broadridge Financial Solutions, Inc. (“Broadridge”) as its proxy voting agent and has instructed Broadridge to vote proxies with respect to securities held by the Funds in accordance with recommendations provided by Glass, Lewis & Co., LLC (“Glass Lewis”). Glass Lewis is a neutral third party that issues recommendations based on its own internal proxy voting guidelines. Using Glass Lewis’ recommendations assists in limiting conflict of interest between the Adviser and the Funds. Please see Appendix A for the 2021 overview of Glass Lewis’ proxy voting guidelines. The Adviser periodically conducts due diligence on Broadridge as part of its oversight responsibilities related to the use of Broadridge. The Adviser does not retain Broadridge to conduct research concerning the manner in which proxies should be voted.

The Adviser retains the discretion to (i) depart from Glass Lewis’ recommendations on routine or common matters, and (ii) vote in its discretion on non-routine or contentious matters (such votes in clauses (i) and (ii) are referred to as “Discretionary Votes”). For each Discretionary Vote, the Adviser will determine in accordance with its business judgment that the Discretionary Vote is, on balance, in the best interests of the shareholders of the Fund considering the facts and circumstances existing at the time of such vote. The Adviser will report to the Board at the next regularly scheduled quarterly Board meeting any Discretionary Votes for the previous quarter and the rationale for such Discretionary Votes.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, by calling 855-637-5383 or on the website of the SEC at www.sec.gov.

TRANSACTIONS IN CREATION UNITS

The Funds sell and redeem Shares in Creation Units on a continuous basis through the Distributor, without a sales load, at the NAV next determined after receipt of an order in proper form on any Business Day. No Fund will issue fractional Creation Units.

To purchase or redeem any Creation Units from a Fund, you must be, or transact through, an Authorized Participant. In order to be an Authorized Participant, you must be either a broker-dealer or other participant (“Participating Party”) in the Continuous Net Settlement System (“Clearing Process”) of the NSCC or a DTC Participant, and you must execute an agreement (“Participant Agreement”) with the Distributor that governs transactions in the Fund’s Creation Units.

Transactions by an Authorized Participant that is a Participating Party using the NSCC system are referred to as transactions “through the Clearing Process.” Transactions by an Authorized Participant that is a DTC Participant using the DTC system are referred to as transactions “outside the Clearing Process.”

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Investors who are not Authorized Participants but want to transact in Creation Units may contact the Distributor for the names of Authorized Participants. Investors should be aware that their broker may not be an Authorized Participant and, therefore, may need to place any order to purchase or redeem Creation Units through another broker or person that is an Authorized Participant, which may result in additional charges.

Orders must be transmitted by an Authorized Participant by telephone or other transmission method acceptable to the Distributor pursuant to procedures set forth in the Participant Agreement. Market disruptions and telephone or other communication failures may impede the transmission of orders.

Regular orders must be received by the Distributor by the “Closing Time” of the regular trading session on the Exchange (currently 4:00 p.m. Eastern time) on the Business Day such order is placed to be effectuated based on the Fund’s NAV that day. Orders effectuated outside the Clearing Process are likely to require transmittal earlier on the relevant Business Day than orders effectuated through the Clearing Process. Thus, persons placing or effectuating orders outside the Clearing Process should be mindful of time deadlines imposed by intermediaries, such as DTC and/or the Federal Reserve Bank wire system, which may impact the successful processing of such orders.

Under normal circumstances, the securities contained in the In-Kind Creation Basket and In-Kind Redemption Basket will generally each correspond pro rata to the positions in the relevant Fund’s portfolio on a Trade Date +1 (“T+1”) settlement basis (including cash positions), except in certain circumstances, including (1) when the Fund utilizes a representative sample or subset of the Fund’s portfolio in the In-Kind Creation Basket or In-Kind Redemption Basket; (2) when the In-Kind Creation Basket or In-Kind Redemption Basket is used to make changes to the Fund’s portfolio holdings to replicate changes to its Target Index holdings; (3) when the Fund announces, before the open of trading on a Business Day, that all purchases, all redemptions or all purchases and redemptions will be comprised entirely of cash; (4) in the case of bonds, for minor differences when it is impossible to break up bonds beyond certain minimum sizes needed for transfer and settlement; (5) for minor differences when rounding is necessary to eliminate fractional shares or lots that are not tradeable round lots; or (6) if, on a given Business Day, a Fund requires all Authorized Participants purchasing or redeeming Creation Units on that day to deposit or receive (as applicable) cash in-lieu of certain portfolio holdings solely because: (i) such portfolio holdings are not eligible for transfer either through the NSCC or the DTC; (ii) in the case of Funds holding non-U.S. portfolio holdings, such non-U.S. portfolio holdings are not eligible for trading due to local trading restrictions, local restrictions on securities transfers or other similar circumstances; or (iii) “To Be Announced” (“TBA”) transactions, short positions, derivatives and other positions that cannot be transferred in-kind (including instruments that can be transferred in-kind only with the consent of the original counterparty to the extent the Fund does not seek such consents).

Notwithstanding the above, a Fund may utilize custom Creation or Redemption Baskets, consistent with Rule 6c-11 under the 1940 Act, including (i) all cash baskets; (ii) baskets that substitute cash in lieu of certain securities that would otherwise be included in the Fund’s In-Kind Creation or Redemption Basket; or (iii) a non-representative basket that consists of a selection of instruments that are already included in the Fund’s portfolio holdings. The Trust has adopted policies and procedures that govern the construction and acceptance of baskets, including heightened requirements for certain types of custom baskets. These policies and procedures provide detailed parameters for the construction and acceptance of custom baskets that are in the best interests of the Fund and its shareholders, including the process for any revisions to, or deviations from, those parameters, and specify the titles or roles of the employees of the Sub-Adviser who are required to review each custom basket for compliance with the parameters. All questions as to the composition of the In-Kind Creation or Redemption Basket to be included in the Fund Deposit or Fund Redemption shall be determined by the Trust, in accordance with applicable law, and the Trust’s determination shall be final and binding.

Custom orders typically clear outside the Clearing Process and, therefore, like other orders outside the Clearing Process, may need to be transmitted early on the relevant Business Day to be effectuated at that day’s NAV. Custom orders may be required to be received by the Distributor by 3:00 p.m. Eastern time to be effectuated based on the Fund’s NAV on that Business Day. A custom order may be placed when, for example, an Authorized Participant cannot transact in a security in the In-Kind Creation or Redemption Basket and therefore has additional cash included in a Fund Deposit or Fund Redemption in lieu of such security.

Persons placing or effectuating custom orders should be mindful of time deadlines imposed by intermediaries, which may impact the successful processing of such orders.

Shares of the Funds will only be issued against full payment, as further described in the Prospectus and this SAI.

Transaction Fees

To compensate the Trust for costs incurred in connection with creation and redemption transactions, investors may be required to pay a Transaction Fee. The “Creation Transaction Fee” and “Redemption Transaction Fee” are fixed for, respectively, all creation and redemption transactions through the Clearing Process on a Business Day, regardless of the number of transactions effectuated that day. An additional charge (“Variable Fee”) may be imposed as part of the Transaction Fee for, among other things: (i) transactions outside the Clearing Process; and (ii) transactions effectuated wholly or partly in cash, including custom orders, to offset brokerage and other transaction costs thereby imposed on the Trust. The Adviser, subject to the approval of the Board, may adjust or waive the Transaction Fee from time to time. Investors will also be responsible for the costs associated with transferring the securities in the In-Kind Creation and Redemption Baskets, respectively, to and from the account of the Trust. Further, investors who, directly or indirectly, use the services of a broker or other intermediary to compose a Creation Unit in addition to an Authorized Participant to effect a transaction in Creation Units may be charged an additional fee for such services.

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The Standard Creation/Redemption Transaction Fees for the Funds are identified in the table below. An additional Variable Fee of up to a maximum of 2.00% of the value of the Creation Unit (inclusive of any transaction fees charged), may be charged for each creation and redemption.

Fund	Standard Transaction Fee
O’Shares U.S. Quality Dividend ETF	$500
O’Shares U.S. Small-Cap Quality Dividend ETF	$500
O’Shares Global Internet Giants ETF	$500
O’Shares Europe Quality Dividend ETF	$3,000
O’Shares U.S. Large Cap Quality Growth ETF	$500
O’Shares U.S. Small Cap Quality Growth ETF	$500

Purchasing Creation Units

Fund Deposit. The consideration for a Creation Unit of a Fund is the Fund Deposit plus the Transaction Fee. The Fund Deposit will consist of the In-Kind Creation Basket, which constitutes a representation of, the long positions in a Target Index held by a Fund, and Cash Component, or an all cash payment.

The Cash Component may include a Balancing Amount. The Balancing Amount reflects the difference, if any, between (i) the NAV attributable to a Creation Unit and (ii) the aggregate market value of the securities in the In-Kind Creation Basket and the Cash In-Lieu Amount, if any. If the NAV attributable to a Creation Unit exceeds the market value of the securities in the In-Kind Creation Basket and the Cash In-Lieu Amount, if any, the purchaser pays the Balancing Amount to the Fund. By contrast, if the NAV attributable to a Creation Unit is less than the market value of the securities in the In-Kind Creation Basket and the Cash In-Lieu Amount, if any, the Fund pays the Balancing Amount to the purchaser.

The Administrator, in a Portfolio Composition File (“PCF”) sent via the NSCC, makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time), a list of the names and quantities of the instruments comprising the In-Kind Creation Basket (subject to possible amendment or correction) to be included in the current Fund Deposit for the Fund (based on information about the long positions in the Fund’s portfolio at the end of the previous Business Day). The Administrator, through the NSCC, also makes available on each Business Day, the estimated Cash Component (if any) for that day.

The Fund Deposit is applicable for purchases of Creation Units of the Fund until such time as the next-announced Fund Deposit is made available. Each Fund reserves the right to accept a nonconforming (i.e., custom) Fund Deposit. In addition, the composition of the Fund Deposit may change as, among other things, corporate actions, investment rebalancing, and investment decisions by the Adviser are implemented for a Fund’s portfolio. All questions as to the composition of the In-Kind Creation Basket and the validity, form, eligibility, and acceptance for deposit of any securities shall be determined by the Fund, and a Fund’s determination shall be final and binding.

Placement of Creation Orders Using Clearing Process. In connection with creation orders made through the Clearing Process, the Distributor transmits on behalf of the Authorized Participant, such trade instructions as are necessary to effect the creation order. Pursuant to such trade instructions, the Authorized Participant agrees to deliver the requisite Fund Deposit to the Trust, together with such additional information as may be required by the Distributor. An order to create Creation Units through the Clearing Process is deemed received by the Distributor on the Business Day the order is placed (“Transmittal Date”) if: (i) such order is received by the Distributor by the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed.

Acceptance of Orders for Creation Units. The Distributor may reject any order to purchase Creation Units for any reason, including if an order to purchase Shares is not submitted in proper form in accordance with the terms of the Participant Agreement. The Trust reserves the absolute right to reject a creation order transmitted to it by the Distributor in respect of a Fund if: (i) the order is not in proper form; (ii) the purchaser or group of related purchasers, upon obtaining the Creation Units of Shares of a Fund order, would own eighty percent (80%) or more of the outstanding Shares of such Fund; (iii) the acceptance of the Fund Deposit would have certain adverse tax consequences, such as causing the Fund no longer to meet RIC status under the Code for federal tax purposes; (iv) the acceptance of the Fund Deposit would, in the opinion of the Fund, be unlawful, as in the case of a purchaser who was banned from trading in securities; (v) the acceptance of the Fund Deposit would otherwise, in the discretion of the Fund, the Adviser and/or Sub-Adviser, have an adverse effect on the Fund or on the rights of the Fund’s beneficial owners; or (vi) there exist circumstances outside the control of the Fund that make it impossible to process purchases of Creation Units of Shares for all practical purposes. Examples of such circumstances include: acts of God or public service or utility problems such as fires, floods, extreme weather conditions and power outage resulting in telephone, telecopy and computer failures; market conditions or activities causing trading halts; systems failures involving computer or other information systems affecting the Funds, the Adviser, the Sub-Adviser, the transfer agent, the Custodian, the Distributor, DTC, NSCC or any other participant in the purchase process; and similar extraordinary events.

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Placement of Creation Orders Outside Clearing Process. Fund Deposits made outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that the creation of Creation Units will instead be effected through a transfer of securities and cash directly through DTC. With respect to such orders, the Fund Deposit transfer must be ordered by the DTC Participant on the Transmittal Date in a timely fashion so as to ensure the delivery of the requisite number of securities in the In-Kind Creation Basket through DTC to the relevant Trust account by 11:00 a.m., Eastern time (the “DTC Cut-Off Time”) of the Business Day immediately following the Transmittal Date. The amount of cash equal to the Cash Component must be transferred directly to the Custodian through the Federal Reserve Bank wire transfer system in a timely manner so as to be received by the Custodian no later than 12:00 p.m., Eastern time, on the Business Day immediately following the Transmittal Date.

An order to create Creation Units outside the Clearing Process is deemed received by the Distributor on the Transmittal Date if: (i) such order is received by the Distributor by the Closing Time on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. However, if the Custodian does not receive both the required In-Kind Creation Basket by the DTC Cut-Off Time and the Cash Component by 2:00 p.m., Eastern time, on the Business Day immediately following the Transmittal Date, such order will be canceled. Upon written notice to the Distributor, such canceled order may be resubmitted the following Business Day using a Fund Deposit as newly constituted to reflect the then-current In-Kind Creation Basket and Cash Component. The delivery of Creation Units so created will occur no later than the second (2nd) Business Day following the day on which the order is deemed received by the Distributor.

Creation Units may be created in advance of receipt by the Trust of all or a portion of the applicable In-Kind Creation Basket, provided the purchaser tenders an initial deposit consisting of any available securities in the In-Kind Creation Basket and cash equal to the sum of the Cash Component and at least 105% of the market value of the In-Kind Creation Basket securities not delivered (“Additional Cash Deposit”). Such initial deposit will have a value greater than the NAV of the Creation Unit on the date the order is placed. The order shall be deemed to be received on the Transmittal Date provided that it is placed in proper form prior to 4:00 p.m., Eastern time, on such date, and federal funds in the appropriate amount are deposited with the Custodian by the DTC Cut-Off Time the following Business Day.

To the extent securities in the In-Kind Creation Basket remain undelivered, pending delivery of such securities additional cash is required to be deposited with the Trust as necessary to maintain an Additional Cash Deposit equal to at least 105% of the daily marked to market value of the missing securities. To the extent that either such securities are still not received by 1:00 p.m., Eastern time, on the second Business Day following the day on which the purchase order is deemed received by the Distributor or a marked-to-market payment is not made within one Business Day following notification to the purchaser and/or Authorized Participant that such a payment is required, the Trust may use the cash on deposit to purchase the missing securities, and the Authorized Participant effectuating such transaction is liable to the Fund for any costs incurred therein or losses resulting therefrom, including any Transaction Fee, any amount by which the actual purchase price of the missing securities exceeds the Additional Cash Deposit or the market value of such securities on the day the purchase order was deemed received by the Distributor, as well as brokerage and related transaction costs. The Trust will return any unused portion of the Additional Cash Deposit once all of the missing securities have been received by the Trust. The delivery of Creation Units so created will occur no later than the second Business Day following the day on which the purchase order is deemed received by the Distributor.

Cash Purchases. To the extent that the Trust permits partial or full cash purchases of Creation Units of a Fund, when partial or full cash purchases of Creation Units are available or specified for the applicable Fund, they will be effected in essentially the same manner as in-kind purchases thereof. In the case of a partial or full cash purchase, the Authorized Participant must pay the cash equivalent of the In-Kind Creation Basket it would otherwise be required to provide in a Fund Deposit through an in-kind purchase, plus the same Cash Component required to be paid by an in-kind purchaser.

Redeeming Creation Units

Fund Redemptions. Shares may be redeemed only in Creation Units at their NAV next determined after receipt of a redemption request in proper form by a Fund through the Distributor and only on a Business Day. The redemption proceeds for a Creation Unit will consist of the In-Kind Redemption Basket and a Cash Redemption Amount, or an all cash payment, minus the Transaction Fee. Investors may incur brokerage and other costs in connection with assembling a Creation Unit.

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The Cash Redemption Amount may include a Balancing Amount. The Balancing Amount reflects the difference, if any, between (i) the NAV attributable to a Creation Unit and (ii) the aggregate market value of the securities in the In-Kind Redemption Basket and the Cash In-Lieu Amount, if any. If the NAV attributable to a Creation Unit exceeds the market value of the securities in the In-Kind Redemption Basket and the Cash In-Lieu Amount, if any, the Fund pays the Balancing Amount to the redeeming investor. By contrast, if the NAV attributable to a Creation Unit is less than the market value of the securities in the In-Kind Redemption Basket and the Cash In-Lieu Amount, if any, the redeeming investor pays the Balancing Amount to the Fund.

The Administrator, in a PCF sent via the NSCC, makes available on each Business Day, prior to the opening of business on the Exchange (currently 9:30 a.m., Eastern time) a list of the names and quantities of the instruments comprising the In-Kind Redemption Basket (subject to possible amendment or correction) to be included in the current Fund Redemption for the Fund. The In-Kind Redemption Basket on a particular Business Day may not be identical to the In-Kind Creation Basket for that day in certain circumstances (such as in connection with pending changes to a Fund’s Target Index). The Administrator, through the NSCC, also makes available on each Business Day the estimated Cash Redemption Amount (if any) for that day.

The Distributor, JPMorgan Chase Bank, N.A. (the “Index Receipt Agent”) , and/or the Trust may, without liability, reject any Authorized Participant’s redemption order if the Distributor, Index Receipt Agent, and or the Trust, respectively, believes in good faith that an Authorized Participant would not be able to deliver the requisite number of Shares to be redeemed as a Creation Unit on the settlement date. The right of redemption may be suspended or the date of payment postponed: (i) for any period during which the NYSE is closed (other than customary weekend and holiday closings); (ii) for any period during which trading on the NYSE is suspended or restricted; (iii) for any period during which an emergency exists as a result of which disposal of the Shares or determination of the Fund’s NAV is not reasonably practicable; or (iv) in such other circumstances as permitted by the SEC, including as described below.

Placement of Redemption Orders Using Clearing Process. Orders to redeem Creation Units through the Clearing Process are deemed received by the Trust on the Transmittal Date if: (i) such order is received by the Distributor not later than 4:00 p.m., Eastern time, on such Transmittal Date; and (ii) all other procedures set forth in the Participant Agreement are properly followed. Orders deemed received are effectuated based on the NAV of the Fund as next determined. An order to redeem Creation Units using the Clearing Process made in proper form but received by the Trust after 4:00 p.m. Eastern time, are deemed received on the next Business Day and are effected at the NAV next determined on such next Business Day. The applicable In-Kind Redemption Basket and the Cash Redemption Amount are transferred to the investor by the second NSCC business day following the date on which such request for redemption is deemed received.

Placement of Redemption Orders Outside Clearing Process. Orders to redeem Creation Units outside the Clearing Process must state that the DTC Participant is not using the Clearing Process and that redemption of Creation Units will instead be effected through transfer of Shares directly through DTC. Such orders are deemed received by the Trust on the Transmittal Date if: (i) such order is received by the Distributor not later than 4:00 p.m., Eastern time on the Transmittal Date; (ii) such order is accompanied or followed by the delivery of both: (a) the Creation Unit(s), which delivery must be made through DTC to the Custodian no later than the DTC Cut-Off Time on the Business Day immediately following the Transmittal Date; and (b) the Cash Redemption Amount by 12:00 p.m., Eastern time on the Business Day immediately following the Transmittal Date; and (iii) all other procedures set forth in the Participant Agreement are properly followed. After the Trust has deemed such an order received, the Trust will initiate procedures to transfer, and expect to deliver, the requisite In-Kind Redemption Basket and any Cash Redemption Amount owed to the redeeming party by the second Business Day following the Transmittal Date on which such redemption order is deemed received by the Trust.

If a Fund includes a foreign investment in its In-Kind Redemption Basket, and if a local market holiday, or series of consecutive holidays, or the extended delivery cycles for transferring foreign investments to redeeming Authorized Participants prevents timely delivery of the foreign investment in response to a redemption request, the Fund may delay delivery of the foreign investment more than seven days if the Fund delivers the foreign investment as soon as practicable, but in no event later than 15 days.

Cash Redemptions. To the extent the Trust permits partial or full cash redemptions of Creation Units of a Fund, when partial or full cash redemptions of Creation Units are available or specified for the applicable Fund, they will be effected in essentially the same manner as in-kind redemptions thereof. In the case of partial or full cash redemptions, the Authorized Participant receives the cash equivalent of the In-Kind Redemption Basket it would otherwise receive in through an in-kind redemption, plus the same Cash Amount to be paid to an in-kind redeemer.

DETERMINATION OF NET ASSET VALUE

The net asset value, or NAV, of Shares is calculated each Business Day as of the close of regular trading on the NYSE, generally 4:00 p.m. Eastern time. A Fund’s NAV per Share is computed by dividing the net assets by the number of Shares outstanding.

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TAXATION

Taxation of the Funds

Set forth below is a discussion of certain U.S. federal income tax considerations concerning the Funds and the purchase, ownership, and disposition of a Fund’s Shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances, nor to certain types of shareholders subject to special treatment under the federal income tax laws (for example, life insurance companies, banks and other financial institutions, and individual retirement accounts (“IRAs”) and other retirement plans). This discussion is based upon present provisions of the Code and the regulations promulgated thereunder in effect as of the date hereof, and judicial decisions and administrative rulings in existence as of the date hereof, all of which are subject to changes, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of a Fund’s Shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Election to be Taxed as a RIC. Each Fund intends to qualify and to continue to be treated each year as a RIC. A RIC generally is not subject to federal income tax on net income and net capital gains distributed in a timely manner to its shareholders. To qualify for treatment as a RIC, each Fund generally must, among other things, satisfy the following requirements:

(a) derive in each taxable year at least 90% of its gross income from: (i) dividends, interest, payments with respect to certain securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options or futures) derived with respect to its business of investing in such stock, securities or currencies; and (ii) net income from interests in “qualified publicly traded partnerships” (“QPTP,” as defined below) (the income described in this paragraph (a), “Qualifying Income”) (“Income Requirement”);

(b) diversify its holdings so that, at the end of each quarter of a Fund’s taxable year: (i) at least 50% of the market value its total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, with such other securities limited, in respect of any one issuer, to a value not greater than 5% of the value its total assets and to an amount not greater than 10% of the outstanding voting securities of such issuer; and (ii) not more than 25% of the value of its total assets is invested in: (x) the securities (other than U.S. government securities and the securities of other RICs) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar or related trades or businesses; or (y) the securities of one or more QPTPs (as defined below) (“Diversification Requirement”); and

(c) distribute with respect to each taxable year at least the sum of 90% of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid — generally, taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and 90% of its net tax-exempt interest income, for such year (“Distribution Requirement”).

If for any taxable year the Fund does not qualify as a RIC, all of its taxable income (including its net capital gain) would be subject to tax at the corporate income tax rate without any deduction for dividends paid to shareholders, and the dividends would be taxable to the shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the Fund’s current and accumulated earnings and profits. Failure to qualify as a RIC would thus have a negative impact on the Fund’s income and performance. Subject to savings provisions for certain failures to satisfy the Income Requirement or Diversification Requirement, which, in general, are limited to those due to reasonable cause and not willful neglect, it is possible that the Fund will not qualify as a RIC in any given tax year. Even if such savings provisions apply, the Fund may be subject to a monetary sanction of $50,000 or more. Moreover, the Board reserves the right not to maintain the qualification of the Fund as a RIC if it determines such a course of action to be beneficial to shareholders.

Federal Excise Tax. Amounts not distributed on a timely basis are subject to a nondeductible 4% federal excise tax at the Fund level. To avoid the tax, each Fund must distribute during each calendar year an amount equal to the sum of: (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year; (2) at least 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year; and (3) all such ordinary income and capital gains that were not distributed in previous years. For this purpose, a Fund will be treated as having distributed any amount on which it has been subject to corporate income tax in the taxable year ending within the calendar year. Each Fund intends generally to make distributions sufficient to avoid imposition of the 4% excise tax, although there can be no assurance that all the Funds will be able to do so.

Capital Loss Carryovers. The capital losses of the Fund, if any, do not flow through to shareholders. Rather, the Fund may use its capital losses, subject to applicable limitations, to offset its capital gains without being required to pay taxes on or distribute to shareholders such gains that are offset by the losses. If the Fund has a “net capital loss” (that is, capital losses in excess of capital gains), the excess (if any) of the Fund’s net short-term capital losses over its net long-term capital gains is treated as a short-term capital loss arising on the first day of the Fund’s next taxable year, and the excess (if any) of the Fund’s net long-term capital losses over its net short-term capital gains is treated as a long-term capital loss arising on the first day of the Fund’s next taxable year. Any such net capital losses of the Fund that are not used to offset capital gains may be carried forward indefinitely to reduce any future capital gains realized by the Fund in succeeding taxable years. The amount of capital losses that can be carried forward and used in any single year is subject to an annual limitation if there is a more than 50% “change in ownership” of the Fund. An ownership change generally results when shareholders owning 5% or more of the Fund increase their aggregate holdings by more than 50% over a three year look back period. An ownership change could result in capital loss carryovers being used at a slower rate, thereby reducing the Fund’s ability to offset capital gains with those losses. An increase in the amount of taxable gains distributed to the Fund’s shareholders could result from an ownership change. The Fund undertakes no obligation to avoid or prevent an ownership change, which can occur in the normal course of shareholder purchases and redemptions or as a result of engaging in a tax-free reorganization with another fund. Moreover, because of circumstances beyond the Fund’s control, there can be no assurance that the Fund will not experience, or has not already experienced, an ownership change. Additionally, if the Fund engages in a tax-free reorganization with another fund, the effect of these and other rules not discussed herein may be to disallow or postpone the use by the Fund of its capital loss carryovers (including any current year losses and built-in losses when realized) to offset its own gains or those of the other fund, or vice versa, thereby reducing the tax benefits Fund shareholders would otherwise have enjoyed from use of such capital loss carryovers.

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Foreign Income Tax. Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source and the amount of tax withheld generally will be treated as an expense of the Fund. The United States has entered into tax treaties with many foreign countries that entitle the Fund to a reduced rate of, or exemption from, tax on such income. Some countries require the filing of a tax reclaim or other forms to receive the benefit of the reduced tax rate; whether or when the Fund will receive the tax reclaim is within the control of the individual country. Information required on these forms may not be available such as shareholder information; therefore, the Fund may not receive the reduced treaty rates or potential reclaims. Other countries have conflicting and changing instructions and restrictive timing requirements which may cause the Fund not to receive the reduced treaty rates or potential reclaims. Other countries may subject capital gains realized by the Fund on sale or disposition of securities of that country to taxation. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested in various countries is not known. Under certain circumstances, the Fund may elect to pass-through foreign taxes paid by the Fund to shareholders, although it reserves the right not to do so. If the Fund makes such an election and obtains a refund of foreign taxes paid by the Fund in a prior year, the Fund may be eligible to reduce the amount of foreign taxes reported to its shareholders, generally by the amount of the foreign taxes refunded, for the year in which the refund is received.

Taxation of Portfolio Transactions

In General. In general, gain or loss recognized by the Fund on the sale or other disposition of portfolio investments will be a capital gain or loss. Such capital gain and loss may be long-term or short-term depending, in general, upon the length of time a particular investment position is maintained and, in some cases, upon the nature of the transaction. Property held for more than one year generally will be eligible for long-term capital gain or loss treatment. The application of certain rules described below may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as long-term or short-term, and also the timing of the realization and/or character, of certain gains or losses.

Investments in partnerships and QPTPs. For purposes of the Income Requirement, income derived by a fund from a partnership that is not a QPTP will be treated as Qualifying Income only to the extent such income is attributable to items of income of the partnership that would be Qualifying Income if realized directly by the fund. While the rules are not entirely clear with respect to a fund investing in a partnership outside a master-feeder structure, for purposes of testing whether a fund satisfies the Diversification Requirement, the fund generally is treated as owning a pro rata share of the underlying assets of a partnership. In contrast, different rules apply to a partnership that is a QPTP. A QPTP is a partnership (a) the interests in which are traded on an established securities market, (b) that is treated as a partnership for federal income tax purposes, and (c) that derives less than 90% of its income from sources that satisfy the Income Requirement (e.g., because it invests in commodities). All of the net income derived by a fund from an interest in a QPTP will be treated as qualifying income but the fund may not invest more than 25% of its total assets in one or more QPTPs. However, there can be no assurance that a partnership classified as a QPTP in one year will qualify as a QPTP in the next year. Any such failure to annually qualify as a QPTP might, in turn, cause a fund to fail to qualify as a RIC. Although, in general, the passive loss rules of the Code do not apply to RICs, such rules do apply to a fund with respect to items attributable to an interest in a QPTP. Fund investments in partnerships, including in QPTPs, may result in the fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

For purposes of meeting the Diversification Requirement, the term “outstanding voting securities of such issuer” will include the equity securities of a QPTP.

If an MLP is treated as a partnership for U.S. federal income tax purposes (whether or not a QPTP), all or portion of the dividends received by a fund from the MLP likely will be treated as a return of capital for U.S. federal income tax purposes because of accelerated deductions available with respect to the activities of such MLPs. Further, because of these accelerated deductions, on the disposition of interests in such an MLP, a fund likely will realize taxable income in excess of economic gain with respect to those MLP interests (or if the fund does not dispose of the MLP, the fund could realize taxable income in excess of cash flow with respect to the MLP in a later period), and the fund must take such income into account in determining whether the fund has satisfied its Distribution Requirement. A fund may have to borrow or liquidate securities to satisfy its Distribution Requirement and to meet its redemption requests, even though investment considerations might otherwise make it undesirable for the fund to sell securities or borrow money at such time. In addition, any gain recognized, either upon the sale of a fund’s MLP interest or sale by the MLP of property held by it, including in excess of economic gain thereon, treated as so-called “recapture income,” will be treated as ordinary income. Therefore, to the extent a fund invests in MLPs, fund shareholders might receive greater amounts of distributions from the fund taxable as ordinary income than they otherwise would in the absence of such MLP investments.

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Although MLPs are generally expected to be treated as partnerships for U.S. federal income tax purposes, some MLPs may be treated as PFICs or “regular” corporations for U.S. federal income tax purposes. The treatment of particular MLPs for U.S. federal income tax purposes will affect the extent to which a fund can invest in MLPs and will impact the amount, character, and timing of income recognized by the Fund.

Options, Futures, and Swaps. Investments by a Fund in options, futures, swaps and other derivative financial instruments are subject to numerous special and complex tax rules. Because the application of these rules may be uncertain under current law, an adverse determination or future IRS guidance with respect to these rules may affect whether a Fund has made sufficient distributions and otherwise satisfied the relevant requirements to maintain its qualification as a RIC and avoid a fund-level tax.

Regulated futures contracts and certain options (namely, non-equity options and dealer equity options) in which a Fund may invest may be “section 1256 contracts.” Gains (or losses) on these contracts generally are considered to be 60% long-term and 40% short-term capital gains or losses. Also, section 1256 contracts held by a Fund at the end of each taxable year (and on certain other dates prescribed in the Code) are “marked-to-market with the result that unrealized gains or losses are treated as though they were realized.

The tax treatment of a payment made or received on a swap to which a Fund is a party, and in particular whether such payment is, in whole or in part, capital or ordinary in character, will vary depending upon the terms of the particular swap contract.

Transactions in options, futures, and swaps undertaken by the Funds may result in “straddles” for federal income tax purposes. The straddle rules may affect the character of gains (or losses) realized by a Fund, and losses realized by the Fund on positions that are part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating taxable income for the taxable year in which the losses are realized. In addition, certain carrying charges (including interest expense) associated with positions in a straddle may be required to be capitalized rather than deducted currently. Certain elections that a Fund may make with respect to its straddle positions may also affect the amount, character and timing of the recognition of gains or losses from the affected positions.

Because only a few regulations implementing the straddle rules have been promulgated, the consequences of such transactions to the Fund are not entirely clear. The straddle rules may increase the amount of short-term capital gain realized by a Fund, which is taxed as ordinary income when distributed to shareholders. Because application of the straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions, the amount which must be distributed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to a fund that did not engage in such transactions.

Foreign Currency Transactions. The Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. This treatment could increase or decrease the Fund’s ordinary income distributions to you, and may cause some or all of the Fund’s previously distributed income to be classified as a return of capital. In certain cases, the Fund may make an election to treat such gain or loss as capital.

PFIC Investments. A fund may invest in securities of foreign companies that may be classified under the Code as passive foreign investment company (“PFIC”). In general, a foreign company is classified as a PFIC if at least one-half of its assets constitute investment-type assets or 75% or more of its gross income is investment-type income. When investing in PFIC securities, a fund intends to mark-to-market these securities under certain provisions of the Code and recognize any unrealized gains as ordinary income at the end of the fund’s fiscal and excise tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that a fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by a fund. Foreign companies are not required to identify themselves as PFICs. Due to various complexities in identifying PFICs, a fund can give no assurances that it will be able to identify portfolio securities in foreign corporations that are PFICs in time for the fund to make a mark-to-market election. If a fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on a fund in respect of deferred taxes arising from such distributions or gains.

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Investments in U.S. REITs. A U.S. REIT is not subject to federal income tax on the income and gains it distributes to shareholders. Dividends paid by a U.S. REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the U.S. REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a U.S. REIT to the Fund will be treated as long-term capital gains by the Fund and, in turn, may be distributed by the Fund to its shareholders as a capital gain distribution. Because of certain noncash expenses, such as property depreciation, an equity U.S. REIT’s cash flow may exceed its taxable income. The equity U.S. REIT, and in turn the Fund, may distribute this excess cash to shareholders in the form of a return of capital distribution. However, if a U.S. REIT is operated in a manner that fails to qualify as a REIT, an investment in the U.S. REIT would become subject to double taxation, meaning the taxable income of the U.S. REIT would be subject to federal income tax at the corporate income tax rate without any deduction for dividends paid to shareholders and the dividends would be taxable to shareholders as ordinary income (or possibly as qualified dividend income) to the extent of the U.S. REIT’s current and accumulated earnings and profits.

Investments in non-U.S. REITs. While non-U.S. REITs often use complex acquisition structures that seek to minimize taxation in the source country, an investment by the Fund in a non-U.S. REIT may subject the Fund, directly or indirectly, to corporate taxes, withholding taxes, transfer taxes and other indirect taxes in the country in which the real estate acquired by the non-U.S. REIT is located. The Fund’s pro rata share of any such taxes will reduce the Fund’s return on its investment. The Fund’s investment in a non-U.S. REIT may be considered an investment in a PFIC, as discussed above in “PFIC investments.” Additionally, foreign withholding taxes on distributions from the non-U.S. REIT may be reduced or eliminated under certain tax treaties, as discussed above in “Taxation of the Fund — Foreign income tax.” Also, the Fund in certain limited circumstances may be required to file an income tax return in the source country and pay tax on any gain realized from its investment in the non-U.S. REIT under rules similar to those in the U.S., which tax foreign persons on gain realized from dispositions of interests in U.S. real estate.

Investment in Taxable Mortgage Pools (Excess Inclusion Income). Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of the Fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a real estate mortgage investment conduit (“REMIC”) or equity interests in a “taxable mortgage pool” (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a RIC, such as the Fund, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including qualified pension plans, individual retirement accounts, 401(k) plans, Keogh plans or other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign stockholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations not subject to UBTI) is a record holder of a share in a RIC, then the RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the corporate income tax rate. The Notice imposes certain reporting requirements upon RICs that have excess inclusion income. There can be no assurance that the Fund will not allocate to shareholders excess inclusion income.

Constructive Sales. Under certain circumstances, each Fund may recognize gain from a constructive sale of an “appreciated financial position” it holds if it enters into a short sale, or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, each Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but would not recognize any loss) from the constructive sale. The character of gain from a constructive sale would depend upon each Fund’s holding period in the property. Appropriate adjustments would be made in the amount of any gain or loss subsequently realized on the position to reflect the gain recognized on the constructive sale. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund’s holding period and the application of various loss deferral provisions of the Code.

Constructive sale treatment does not generally apply to a transaction if such transaction is closed before the end of the 30th day after the close of the Fund’s taxable year and the Fund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction closed. The term “appreciated financial position” excludes any position that is “marked-to-market.”

Fund Distributions

In general. For federal income tax purposes, distributions of investment company taxable income — generally consisting of net investment income, the excess of net short-term (i.e., investments held for one year or less) capital gain over net long-term (see below) capital loss, and net gains and losses from certain foreign currency transactions, if any, all determined without regard to any deduction for dividends paid —are generally taxable to a U.S. shareholder as ordinary income, whether paid in cash or Shares. Distributions of net capital gain — that is, the excess of net long-term capital gains from the sale of investments that a Fund has owned (or is treated as having owned) for more than one year (i.e., long –term capital gains) over net short-term capital losses-that are properly reported by a Fund as capital gain dividends (“Capital Gain Dividends”), whether paid in cash or reinvested in Shares, are taxable at long-term capital gains rates, regardless of how long the shareholder has held the Fund’s Shares. Capital Gain Dividends are not eligible for the corporate dividends-received deduction and are not “qualified dividend income” (see below).

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Distributions attributable to the excess of net gains from the sale of investments that a Fund owned for one year or less over net long-term capital losses will be taxable as ordinary income. Distributions of capital gains are generally made after applying any available capital loss carryover.

Long-term capital gain rates applicable to individuals are 0%, 15%, 20% or 25% depending on the nature of the capital gain and the individual’s taxable income.

Distributions by a Fund that are not paid from earnings and profits will be treated as a return of capital to the extent of (and in reduction of) the shareholder’s tax basis in his Shares; any excess will be treated as gain from the sale of his Shares. Thus, the portion of a distribution that constitutes a return of capital will decrease the shareholder’s tax basis in his Shares (but not below zero), and will result in an increase in the amount of gain (or decrease in the amount of loss) that will be recognized by the shareholder for tax purposes on the later sale of such Shares. Return of capital distributions can occur for a number of reasons including, among others, a Fund over-estimates the income to be received from certain investments such as those classified as partnerships or equity REITs.

Shareholders will be notified annually as to the U.S. federal tax status of Fund distributions, and shareholders receiving distributions in the form of newly issued Shares will receive a report as to the value of the Shares received.

Distributions by the Funds to a tax-deferred or qualified plan, such as an IRA, retirement plan or corporate pension or profit-sharing plan, generally will not be taxable. However, distributions from such plans will be taxable to individual participants as ordinary income without regard to the character of the income earned by the qualified plan.

Please consult a tax adviser for a more complete explanation of the federal, state, local and (if applicable) foreign tax consequences of making investments through such plans.

Impact of Realized but Undistributed Income and Gains, and Net Unrealized Appreciation of Portfolio Securities. At the time of your purchase of Shares, the price of Shares may reflect undistributed income, undistributed capital gains, or net unrealized appreciation of portfolio securities held by the Fund. A subsequent distribution to you of such amounts, although constituting a return of your investment, would be taxable, and would be taxed as ordinary income (some portion of which may be taxed as qualified dividend income), capital gains, or some combination of both, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. The Fund may be able to reduce the amount of such distributions from capital gains by utilizing its capital loss carryovers, if any.

Qualified Dividend Income. “Qualified dividend income” received by an individual shareholder will be taxed at the rates mentioned above applicable to long-term capital gain. In order for some portion of the dividends received by a Fund shareholder to be qualified dividend income, the Fund must meet holding period and certain other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the Fund’s Shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level): (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date); (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property; (3) if the recipient elects to have the dividend income treated as investment income for purposes of deducting investment interest; or (4) if the dividend is received from a foreign corporation that is: (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States); or (b) treated as a PFIC.

Dividends-Received Deduction for Corporations. For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the 50% corporate dividends-received deduction. The portion of dividends paid by the Fund that so qualifies will be reported by the Fund each year and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations. The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions that apply to both the Fund and the investor. Specifically, the amount that the Fund may report as eligible for the dividends-received deduction will be reduced or eliminated if the Shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your Shares may also be reduced or eliminated. Income derived by the Fund from investments in derivatives, fixed-income and foreign securities generally is not eligible for this treatment.

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Pass-Through of Foreign Tax Credits. If more than 50% of the Fund’s total assets at the end of a fiscal year is invested in foreign securities, the Fund may elect to pass through foreign taxes paid by the Fund. If this election is made, the Fund may report more taxable income than it actually distributes. Shareholders then are entitled either to deduct their share of these taxes in computing taxable income, or to claim a foreign tax credit for these taxes against their U.S. federal income tax (subject to limitations for certain shareholders). The Fund will provide the information necessary to claim this deduction or credit if it makes this election. No deduction for foreign tax may be claimed by a non-corporate shareholder who does not itemize deductions or who is subject to the alternative minimum tax. Shareholders may be unable to claim a credit for the full amount of their proportionate shares of the foreign income tax paid by the Fund due to certain limitations that may apply. Each Fund reserves the right not to pass through the amount of foreign income taxes paid by the Fund. Additionally, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.

Qualified REIT dividends. Under 2017 legislation commonly known as the Tax Cuts and Jobs Act, “qualified REIT dividends” (i.e., ordinary REIT dividends other than capital gain dividends and portions of REIT dividends designated as qualified dividend income) are treated as eligible for a 20% deduction by noncorporate taxpayers. This deduction, if allowed in full, equates to a maximum effective tax rate of 29.6% (37% top rate applied to income after 20% deduction). A fund may choose to report the special character of “qualified REIT dividends” to its shareholders. The amount of a RIC’s dividends eligible for the 20% deduction for a taxable year is limited to the excess of the RIC’s qualified REIT dividends for the taxable year over allocable expenses. A noncorporate shareholder receiving such dividends would treat them as eligible for the 20% deduction, provided the shareholder meets certain holding period requirements for its shares in the RIC (i.e., generally, RIC shares must be held by the shareholder for more than 45 days during the 91-day period beginning on the date that is 45 days before the date on which the shares become ex-dividend with respect to such dividend).

Dividends Declared in December and Paid in January. A distribution will be treated as paid on December 31 of a calendar year if it is declared by a Fund in October, November or December of that year with a record date in such a month and paid by the Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

Medicare Tax. A 3.8% Medicare tax is imposed on net investment income earned by certain individuals, estates and trusts. “Net investment income,” for these purposes, means investment income, including ordinary dividends and capital gain distributions received from the Fund and net gains from taxable dispositions of Shares, reduced by the deductions properly allocable to such income. In the case of an individual, the tax will be imposed on the lesser of (1) the shareholder’s net investment income or (2) the amount by which the shareholder’s modified adjusted gross income exceeds $250,000 (if the shareholder is married and filing jointly or a surviving spouse), $125,000 (if the shareholder is married and filing separately) or $200,000 (in any other case). This Medicare tax, if applicable, is reported by you on, and paid with, your federal income tax return.

Disposition of Shares

Upon a redemption or sale of Shares of a Fund, a shareholder will realize a taxable gain or loss depending upon his, her or its basis in the Shares. A gain or loss will be treated as capital gain or loss if the Shares are held as capital assets in the shareholder’s hands and generally will be long-term or short-term, depending upon the shareholder’s holding period for the Shares. Any loss realized on a redemption or sale of Shares will be disallowed to the extent the Shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after the Shares are disposed of. In such a case the basis of the Shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the disposition of a Fund’s Shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of Capital Gain Dividends received (or treated as having been received) by the shareholder with respect to such Shares.

An Authorized Participant who exchanges equity securities for Creation Units generally will recognize a capital gain or a loss. The gain or loss will be equal to the difference between the market value of the Creation Units at the time of purchase (plus any cash received by the Authorized Participant as part of the issue) and the Authorized Participant’s aggregate basis in the securities surrendered (plus any cash paid by the Authorized Participant as part of the issue). An Authorized Participant who exchanges Creation Units for equity securities generally will recognize a capital gain or loss equal to the difference between the Authorized Participant’s basis in the Creation Units (plus any cash paid by the Authorized Participant as part of the redemption) and the aggregate market value of the securities received (plus any cash received by the Authorized Participant as part of the redemption). The IRS, however, may assert that a loss realized upon an exchange of securities for Creation Units cannot be deducted currently under the rules governing “wash sales,” or on the basis that there has been no significant change in economic position. Persons exchanging securities should consult their own tax advisor with respect to whether wash sale rules apply and when a loss might be deductible.

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Under current federal tax laws, any capital gain or loss realized upon redemption of Creation Units is generally treated as long-term capital gain or loss if the Shares have been held for more than one year and as a short-term capital gain or loss if the Shares have been held for one year or less assuming that such Creation Units are held as a capital asset.

If the Fund redeems Creation Units in cash, it may recognize more capital gains than it will if it redeems Creation Units in-kind.

A shareholder’s cost basis information will be provided on the sale of any of the shareholder’s Shares, subject to certain exceptions for exempt recipients. Please contact the broker (or other nominee) that holds your Shares with respect to reporting of cost basis and available elections for your account.

Backup Withholding

Each Fund may be required to withhold federal income tax (“backup withholding”) from dividends paid, capital gains distributions, and redemption proceeds paid to shareholders. Federal tax will be withheld if: (1) the shareholder fails to furnish the Fund with the shareholder’s correct social security number or other taxpayer identification number and certify that the number is correct; (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect; (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding; or (4) the shareholder fails to certify that he or she is a U.S. person. The backup withholding rate is 24%. Any amounts withheld under the backup withholding rules may be credited against the shareholder’s federal income tax liability.

In order for a foreign investor to qualify for exemption from the backup withholding tax rates and for reduced withholding tax rates under income tax treaties, the foreign investor must comply with special certification and filing requirements. Foreign investors in a Fund should consult their tax advisors in this regard.

Non-U.S. Shareholders

Dividends, other than Capital Gain Dividends, paid by a Fund to a shareholder that is not a “U.S. person” within the meaning of the Code (such shareholder, a “foreign person”) generally are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. Dividends a Fund pays to a nonresident alien individual, foreign corporation or partnership, or foreign trust or estate (each, a “foreign shareholder”), other than (1) dividends paid to a foreign shareholder whose ownership of the Fund’s shares is effectively connected with a trade or business within the United States the shareholder conducts and (2) capital gain distributions paid to a nonresident alien individual who is physically present in the United States for no more than 182 days during the taxable year, generally will be subject to a federal withholding tax of 30% (or lower treaty rate).

Generally, dividends reported by the Fund as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation that is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another RIC. Similarly, short-term capital gain dividends reported by the Fund as paid from its net short-term capital gains, other than short-term capital gains realized on the disposition of certain U.S. real property interests, are not subject to U.S. withholding tax unless you were a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year. The Fund reserves the right to not report interest-related dividends or short-term capital gain dividends. Additionally, the Fund’s reporting of interest-related dividends or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

If a beneficial owner of Shares who is a foreign person has a trade or business in the United States, and dividends from the Fund are effectively connected with the conduct by the beneficial owner of that trade or business, the dividends will be subject to U.S. federal income taxation at regular income tax rates.

A beneficial holder of Shares who or that is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of Shares or on Capital Gain Dividends unless: (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States; or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital gain Dividend and certain other conditions are met.

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If a shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.

Under legislation known as “FATCA” (the Foreign Account Tax Compliance Act), a 30% withholding tax is imposed on income dividends made by a fund to certain shareholders that fail to meet prescribed information reporting or certification requirements. After December 31, 2018, FATCA withholding also would have applied to certain capital gain distributions, return of capital distributions and the proceeds arising from the sale of Shares; however, based on proposed regulations issued by the IRS, which can be relied upon currently, such withholding is no longer required unless final regulations provide otherwise (which is not expected).In general, no such withholding will be required with respect to a U.S. person or foreign individual that timely provides the certifications required by the Fund or its agent on a valid IRS Form W-9 or W-8, respectively. Shareholders potentially subject to withholding include foreign financial institutions (“FFIs”), such as foreign investment funds, and non-financial foreign entities (“NFFEs”). To avoid withholding under FATCA, an FFI generally must enter into an information sharing agreement with the IRS, or with a governmental authority in its own country, in which it agrees to report certain identifying information (including name, address, and taxpayer identification number) with respect to its U.S. account holders (which, in the case of an entity shareholder, may include its direct and indirect U.S. owners), and an NFFE generally must identify itself and may be required to provide other required information to a Fund or other withholding agent regarding its U.S. owners, if any. Such foreign shareholders also may fall into certain exempt, excepted or deemed compliant categories as established by regulations and other guidance. A non-U.S. entity that invests in a Fund will need to provide a Fund with documentation properly certifying the entity’s status under FATCA in order to avoid FATCA withholding. A foreign shareholder resident or doing business in a country that has entered into an intergovernmental agreement with the U.S. to implement FATCA will be exempt from FATCA withholding provided that the shareholder and the applicable foreign government comply with the terms of such agreement. Non-U.S. investors should consult their own tax advisers regarding the impact of these requirements on their investment in a Fund.

Equalization Accounting

Each Fund expects to declare and distribute all of its net investment income, if any, to shareholders as dividends monthly. Each Fund distributes its capital gains to shareholders as dividends annually to the extent required to qualify for treatment as a RIC and generally to avoid federal income and excise tax. Each Fund may on its tax return treat as a distribution of investment company taxable income (“ICTI”) or net capital gain (“NCG”), as the case may be, the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders portion of the Fund’s undistributed ICTI and NCG, respectively. This practice, which involves the use of “equalization” accounting, will have the effect of reducing the amount of ICTI and NCG that a Fund is required to distribute as dividends to (non-redeeming) shareholders in order for the Fund to avoid federal income tax and excise tax, and the amount of any undistributed ICTI or NCG will be reflected in the value of a Fund’s Shares. The total return on a shareholder’s investment will not be reduced as a result of the Fund’s distribution policy. As noted above, investors who purchase Shares shortly before the record date of a distribution will pay the full price for the Shares and then receive some portion of the price back as a taxable distribution.

Tax Shelter Disclosure

Under Treasury regulations, if a shareholder recognizes a loss on a disposition of a Fund’s Shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (including, for example, an insurance company holding separate account), the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but, under current guidance, shareholders of a RIC are not excepted.

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APPENDIX A: Proxy Voting Guidelines

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2021

PROXY PAPER™

GUIDELINES

AN OVERVIEW OF THE GLASS LEWIS APPROACH TO PROXY ADVICE

UNITED STATES

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 III

Guidelines Introduction

SUMMARY OF CHANGES FOR THE 2021 UNITED STATES POLICY GUIDELINES

Glass Lewis evaluates these guidelines on an ongoing basis and formally updates them on an annual basis. This year we’ve made noteworthy revisions in the following areas, which are summarized below but discussed in greater detail in the relevant section of this document:

BOARD GENDER DIVERSITY

We have expanded our policy on board gender diversity. Beginning in 2021, we will note as a concern boards consisting of fewer than two female directors. Our voting recommendations in 2021 will be based on our current requirement of at least one female board member; but, beginning with shareholder meetings held after January 1, 2022, we will generally recommend voting against the nominating committee chair of a board with fewer than two female directors. For boards with six or fewer total members, our existing voting policy requiring a minimum of one female director will remain in place.

In line with our current policy, we may extend this recommendation to additional members of the nominating committee in cases where the committee chair is not standing for election due to a classified board, or based on other factors, including the company’s size and industry, applicable laws in its state of headquarters, and its overall governance profile. Additionally, when making these voting recommendations, we will carefully review a company’s disclosure of its diversity considerations and may refrain from recommending that shareholders vote against directors of companies outside the Russell 3000 index, or when boards have provided a sufficient rationale or plan to address the lack of diversity on the board.

STATE LAWS ON DIVERSITY

In addition to our standard policy on board diversity, we will recommend in accordance with board composition requirements set forth in applicable state laws when they come into effect. In this year’s guidelines, we have added a discussion of Glass Lewis’ approach to regulatory requirements on board diversity, as well as enhanced considerations of board diversity disclosure practices.

DISCLOSURE OF DIRECTOR DIVERSITY AND SKILLS

Because company disclosure is critical when measuring the mix of diverse attributes and skills of directors, Glass Lewis will begin tracking the quality of such disclosure in company proxy statements. Beginning with the 2021 proxy season, our reports for companies in the S&P 500 index will include an assessment of company disclosure in the proxy statement relating to board diversity, skills and the director nomination process. Specifically, we will reflect how a company’s proxy statement presents: (i) the board’s current percentage of racial/ethnic diversity; (ii) whether the board’s definition of diversity explicitly includes gender and/or race/ ethnicity; (iii) whether the board has adopted a policy requiring women and minorities to be included in the initial pool of candidates when selecting new director nominees (aka “Rooney Rule”); and (iv) board skills disclosure. We will not be making voting recommendations solely on the basis of this assessment in 2021; however, such ratings will help inform our assessment of a company’s overall governance and may be a contributing factor in our recommendations when additional board-related concerns have been identified.

BOARD REFRESHMENT

Glass Lewis strongly supports periodic board refreshment to foster the sharing of diverse perspectives and new ideas. Beginning in 2021, we will note as a potential concern instances where the average tenure of non-executive directors is 10 years or more and no new independent directors have joined the board in the past five years. We will not be making voting recommendations solely on this basis in 2021; however, insufficient board refreshment may be a contributing factor in our recommendations when additional board-related concerns have been identified.

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ENVIRONMENTAL AND SOCIAL RISK OVERSIGHT

We have updated our guidelines with respect to board-level oversight of environmental and social issues. Beginning in 2021, Glass Lewis will note as a concern when boards of companies in the S&P 500 index do not provide clear disclosure concerning the board-level oversight afforded to environmental and/or social issues. Beginning with shareholder meetings held after January 1, 2022, we will generally recommend voting against the governance chair of a company in the aforementioned index who fails to provide explicit disclosure concerning the board’s role in overseeing these issues.

While we believe that it is important that these issues are overseen at the board level and that shareholders are afforded meaningful disclosure of these oversight responsibilities, we believe that companies should determine the best structure for this oversight for themselves. In our view, this oversight can be effectively conducted by specific directors, the entire board, a separate committee, or combined with the responsibilities of a key committee.

SPECIAL PURPOSE ACQUISITION COMPANIES

We have added a new section detailing our approach to common issues associated with special purpose acquisition companies (“SPACs”), including our generally favorable view of proposals seeking to extend business combination deadlines, as well as our approach to determining the independence of board members at a post-combination entity who previously served as executives of the SPAC. Absent any evidence of an employment relationship or continuing material financial interest in the combined entity, we will generally consider such directors to be independent.

VOTE RESULTS DISCLOSURE

For meetings held after January 1, 2021, Glass Lewis will recommend voting against the governance committee chair when a detailed record of proxy voting results from the last annual meeting has not been disclosed. This includes companies incorporated in foreign jurisdictions where such disclosure may not be a legal requirement. We believe detailed disclosure of voting results is a basic shareholder right and should be provided within a reasonable time frame following the meeting, in all cases.

SHORT-TERM INCENTIVES

We have codified additional factors Glass Lewis will consider in assessing a company’s short-term incentive plan. Specifically, we expect clearly disclosed justifications to accompany any significant changes to a company’s short-term incentive plan structure, as well as any instances in which performance goals have been lowered from the previous year. Additionally, we have expanded our description of the application of upward discretion to include instances of retroactively prorated performance periods.

LONG-TERM INCENTIVES

We have codified additional factors we will consider in assessing long-term incentive plan structure. Specifically, we have defined inappropriate performance-based award allocation as a criterion which may, in the presence of other major concerns, contribute to a negative recommendation. Additionally, any decision to significantly roll back performance-based award allocation will be reviewed as a regression of best practices, that outside of exceptional circumstances, may lead to a negative recommendation.

Additionally, we have defined that clearly disclosed explanations are expected to accompany long-term incentive equity granting practices, as well as any significant structural program changes or any use of upward discretion.

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CLARIFYING AMENDMENTS

The following clarifications of our existing policies are included this year:

BOARD RESPONSIVENESS

We have clarified our approach to assessing significant support for non-binding shareholder resolutions. For management resolutions, we note instances where a resolution received over 20% opposition at the prior year’s meeting and we may opine on the board’s response to such opposition; however, in the case of shareholder resolutions, we generally believe significant board action is warranted in response to a majority-approved resolution.

GOVERNANCE FOLLOWING AN IPO OR SPIN-OFF

We have clarified our approach to director recommendations on the basis of post-IPO corporate governance concerns. Glass Lewis generally targets the governance committee members for such concerns; however, if there is no governance committee, or if a portion of such committee members are not standing for election due to a classified board structure, we will expand our recommendations to additional director nominees, based on who is standing for election.

Additionally, we have clarified our approach to companies that adopt a multi-class share structure with disproportionate voting rights, or other anti-takeover mechanisms, preceding an IPO. We will generally recommend voting against all members of the board who served at the time of the IPO if the board: (i) did not also commit to submitting these provisions to a shareholder vote at the company’s first shareholder meeting following the IPO; or (ii) did not provide for a reasonable sunset of these provisions (generally three to five years in the case of a classified board or poison pill; or seven years or less in the case of a multi-class share structure). In the case of a multi-class share structure, if these provisions are put to a shareholder vote, we will examine the level of approval or disapproval attributed to unaffiliated shareholders when determining the vote outcome.

EXCISE TAX GROSS-UPS AND VOTES ON GOLDEN PARACHUTE PAYMENTS

We have added language codifying how we evaluate the addition of new excise tax gross-ups to specific change-in-control transactions. In such scenarios, Glass Lewis may consider expanding a negative recommendation beyond the golden parachute proposal in which the gross-up entitlements first appear to also include a subsequent recommendation against the compensation committee members and the say-on-pay proposals of any involved corporate parties.

OPTION EXCHANGES AND REPRICING

We have added language clarifying our approach in evaluating option exchanges and repricing proposals, which emphasizes the importance of the exclusion of officers and board members from the program, as well as that the program be value-neutral or value-creative, in driving any exceptions to Glass Lewis’ general opposition to such proposals.

PEER GROUP METHODOLOGY

In the section titled Pay for Performance, we have clarified that, in determining the peer groups used in our A-F pay-for-performance letter grades, Glass Lewis utilizes a proprietary methodology, as previously announced in 2019. In forming this proprietary peer group, Glass Lewis considers both country-based and sector-based peers, along with each company’s network of self-disclosed peers. Each component is considered on a weighted basis and is subject to size-based ranking and screening. The peer groups used are provided to Glass Lewis by CGLytics based on Glass Lewis’ methodology and using CGLytics’ data.

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VIRTUAL-ONLY SHAREHOLDER MEETINGS

We have removed a section describing the temporary exception to our policy on virtual shareholder meeting disclosure that was in effect for meetings held between March 1, 2020 and June 30, 2020. Our standard policy on virtual meeting disclosure is now in effect. Specifically, for companies choosing to hold their meeting in a virtual-only format, we expect robust disclosure in the company’s proxy statement addressing the ability of shareholders to participate in the meeting. This includes disclosure of shareholders’ ability to ask questions at the meeting; procedures, if any, for posting appropriate questions received during the meeting and the company’s answers on its public website; as well as logistical details for meeting access and technical support. Where such disclosure is not provided, we will generally hold the governance committee chair responsible.

Lastly, we have made several minor edits of a housekeeping nature, including the removal of several outdated references, in order to enhance clarity and readability.

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A Board of Directors that Serves the Interests of Shareholders

ELECTION OF DIRECTORS

The purpose of Glass Lewis’ proxy research and advice is to facilitate shareholder voting in favor of governance structures that will drive performance, create shareholder value and maintain a proper tone at the top. Glass Lewis looks for talented boards with a record of protecting shareholders and delivering value over the medium- and long-term. We believe that a board can best protect and enhance the interests of shareholders if it is sufficiently independent, has a record of positive performance, and consists of individuals with diverse backgrounds and a breadth and depth of relevant experience.

INDEPENDENCE

The independence of directors, or lack thereof, is ultimately demonstrated through the decisions they make. In assessing the independence of directors, we will take into consideration, when appropriate, whether a director has a track record indicative of making objective decisions. Likewise, when assessing the independence of directors we will also examine when a director’s track record on multiple boards indicates a lack of objective decision-making. Ultimately, we believe the determination of whether a director is independent or not must take into consideration both compliance with the applicable independence listing requirements as well as judgments made by the director.

We look at each director nominee to examine the director’s relationships with the company, the company’s executives, and other directors. We do this to evaluate whether personal, familial, or financial relationships (not including director compensation) may impact the director’s decisions. We believe that such relationships make it difficult for a director to put shareholders’ interests above the director’s or the related party’s interests. We also believe that a director who owns more than 20% of a company can exert disproportionate influence on the board, and therefore believe such a director’s independence may be hampered, in particular when serving on the audit committee.

Thus, we put directors into three categories based on an examination of the type of relationship they have with the company:

Independent Director — An independent director has no material financial, familial or other current relationships with the company, its executives, or other board members, except for board service and standard fees paid for that service. Relationships that existed within three to five years1 before the inquiry are usually considered “current” for purposes of this test.

Affiliated Director — An affiliated director has, (or within the past three years, had) a material financial, familial or other relationship with the company or its executives, but is not an employee of the company.2 This includes directors whose employers have a material financial relationship with the company.3 In addition, we view a director who either owns or controls 20% or more of the company’s voting stock, or is an employee or affiliate of an entity that controls such amount, as an affiliate4.

1 NASDAQ originally proposed a five-year look-back period but both it and the NYSE ultimately settled on a three-year look-back prior to finalizing their rules. A five-year standard is more appropriate, in our view, because we believe that the unwinding of conflicting relationships between former management and board members is more likely to be complete and final after five years. However, Glass Lewis does not apply the five-year look-back period to directors who have previously served as executives of the company on an interim basis for less than one year.

2 If a company does not consider a non-employee director to be independent, Glass Lewis will classify that director as an affiliate.

3 We allow a five-year grace period for former executives of the company or merged companies who have consulting agreements with the surviving company. (We do not automatically recommend voting against directors in such cases for the first five years.) If the consulting agreement persists after this five-year grace period, we apply the materiality thresholds outlined in the definition of “material.”

4 This includes a director who serves on a board as a representative (as part of his or her basic responsibilities) of an investment firm with greater than 20% ownership. However, while we will generally consider him/her to be affiliated, we will not recommend voting against unless (i) the investment firm has disproportionate board representation or (ii) the director serves on the audit committee.

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We view 20% shareholders as affiliates because they typically have access to and involvement with the management of a company that is fundamentally different from that of ordinary shareholders. More importantly, 20% holders may have interests that diverge from those of ordinary holders, for reasons such as the liquidity (or lack thereof) of their holdings, personal tax issues, etc.

Glass Lewis applies a three-year look back period to all directors who have an affiliation with the company other than former employment, for which we apply a five-year look back.

Definition of “Material”: A material relationship is one in which the dollar value exceeds:

●

$50,000 (or where no amount is disclosed) for directors who are paid for a service they have agreed to perform for the company, outside of their service as a director, including professional or other services; or

●

$120,000 (or where no amount is disclosed) for those directors employed by a professional services firm such as a law firm, investment bank, or consulting firm and the company pays the firm, not the individual, for services.[5] This dollar limit would also apply to charitable contributions to schools where a board member is a professor; or charities where a director serves on the board or is an executive;[6] and any aircraft and real estate dealings between the company and the director’s firm; or

●

1% of either company’s consolidated gross revenue for other business relationships (e.g., where the director is an executive officer of a company that provides services or products to or receives services or products from the company).[7]

Definition of “Familial” — Familial relationships include a person’s spouse, parents, children, siblings, grandparents, uncles, aunts, cousins, nieces, nephews, in-laws, and anyone (other than domestic employees) who shares such person’s home. A director is an affiliate if: i) he or she has a family member who is employed by the company and receives more than $120,000 in annual compensation; or, ii) he or she has a family member who is employed by the company and the company does not disclose this individual’s compensation.

Definition of “Company” — A company includes any parent or subsidiary in a group with the company or any entity that merged with, was acquired by, or acquired the company.

Inside Director — An inside director simultaneously serves as a director and as an employee of the company. This category may include a board chair who acts as an employee of the company or is paid as an employee of the company. In our view, an inside director who derives a greater amount of income as a result of affiliated transactions with the company rather than through compensation paid by the company (i.e., salary, bonus, etc. as a company employee) faces a conflict between making decisions that are in the best interests of the company versus those in the director’s own best interests. Therefore, we will recommend voting against such a director.

5 We may deem such a transaction to be immaterial where the amount represents less than 1% of the firm’s annual revenues and the board provides a compelling rationale as to why the director’s independence is not affected by the relationship.

6 We will generally take into consideration the size and nature of such charitable entities in relation to the company’s size and industry along with any other relevant factors such as the director’s role at the charity. However, unlike for other types of related party transactions, Glass Lewis generally does not apply a look-back period to affiliated relationships involving charitable contributions; if the relationship between the director and the school or charity ceases, or if the company discontinues its donations to the entity, we will consider the director to be independent.

7 This includes cases where a director is employed by, or closely affiliated with, a private equity firm that profits from an acquisition made by the company. Unless disclosure suggests otherwise, we presume the director is affiliated.

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Additionally, we believe a director who is currently serving in an interim management position should be considered an insider, while a director who previously served in an interim management position for less than one year and is no longer serving in such capacity is considered independent. Moreover, a director who previously served in an interim management position for over one year and is no longer serving in such capacity is considered an affiliate for five years following the date of his/her resignation or departure from the interim management position.

VOTING RECOMMENDATIONS ON THE BASIS OF BOARD INDEPENDENCE

Glass Lewis believes a board will be most effective in protecting shareholders’ interests if it is at least two-thirds independent. We note that each of the Business Roundtable, the Conference Board, and the Council of Institutional Investors advocates that two-thirds of the board be independent. Where more than one-third of the members are affiliated or inside directors, we typically8 recommend voting against some of the inside and/ or affiliated directors in order to satisfy the two-thirds threshold.

In the case of a less than two-thirds independent board, Glass Lewis strongly supports the existence of a presiding or lead director with authority to set the meeting agendas and to lead sessions outside the insider chair’s presence.

In addition, we scrutinize avowedly “independent” chairs and lead directors. We believe that they should be unquestionably independent or the company should not tout them as such.

COMMITTEE INDEPENDENCE

We believe that only independent directors should serve on a company’s audit, compensation, nominating, and governance committees.9 We typically recommend that shareholders vote against any affiliated or inside director seeking appointment to an audit, compensation, nominating, or governance committee, or who has served in that capacity in the past year.

Pursuant to Section 952 of the Dodd-Frank Act, as of January 11, 2013, the U.S. Securities and Exchange Commission (“SEC”) approved new listing requirements for both the NYSE and NASDAQ which require that boards apply enhanced standards of independence when making an affirmative determination of the independence of compensation committee members. Specifically, when making this determination, in addition to the factors considered when assessing general director independence, the board’s considerations must include: (i) the source of compensation of the director, including any consulting, advisory or other compensatory fee paid by the listed company to the director (the “Fees Factor”); and (ii) whether the director is affiliated with the listing company, its subsidiaries, or affiliates of its subsidiaries (the “Affiliation Factor”).

Glass Lewis believes it is important for boards to consider these enhanced independence factors when assessing compensation committee members. However, as discussed above in the section titled Independence, we apply our own standards when assessing the independence of directors, and these standards also take into account consulting and advisory fees paid to the director, as well as the director’s affiliations with the company and its subsidiaries and affiliates. We may recommend voting against compensation committee members who are not independent based on our standards.

INDEPENDENT CHAIR

Glass Lewis believes that separating the roles of CEO (or, more rarely, another executive position) and chair creates a better governance structure than a combined CEO/chair position. An executive manages the business according to a course the board charts. Executives should report to the board regarding their performance in achieving goals set by the board. This is needlessly complicated when a CEO chairs the board, since a CEO/chair presumably will have a significant influence over the board.

8 With a staggered board, if the affiliates or insiders that we believe should not be on the board are not up for election, we will express our concern regarding those directors, but we will not recommend voting against the other affiliates or insiders who are up for election just to achieve two-thirds independence. However, we will consider recommending voting against the directors subject to our concern at their next election if the issue giving rise to the concern is not resolved.

9 We will recommend voting against an audit committee member who owns 20% or more of the company’s stock, and we believe that there should be a maximum of one director (or no directors if the committee is comprised of less than three directors) who owns 20% or more of the company’s stock on the compensation, nominating, and governance committees.

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While many companies have an independent lead or presiding director who performs many of the same functions of an independent chair (e.g., setting the board meeting agenda), we do not believe this alternate form of independent board leadership provides as robust protection for shareholders as an independent chair.

It can become difficult for a board to fulfill its role of overseer and policy setter when a CEO/chair controls the agenda and the boardroom discussion. Such control can allow a CEO to have an entrenched position, leading to longer-than-optimal terms, fewer checks on management, less scrutiny of the business operation, and limitations on independent, shareholder-focused goal-setting by the board.

A CEO should set the strategic course for the company, with the board’s approval, and the board should enable the CEO to carry out the CEO’s vision for accomplishing the board’s objectives. Failure to achieve the board’s objectives should lead the board to replace that CEO with someone in whom the board has confidence.

Likewise, an independent chair can better oversee executives and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. Such oversight and concern for shareholders allows for a more proactive and effective board of directors that is better able to look out for the interests of shareholders.

Further, it is the board’s responsibility to select a chief executive who can best serve a company and its shareholders and to replace this person when his or her duties have not been appropriately fulfilled. Such a replacement becomes more difficult and happens less frequently when the chief executive is also in the position of overseeing the board.

Glass Lewis believes that the installation of an independent chair is almost always a positive step from a corporate governance perspective and promotes the best interests of shareholders. Further, the presence of an independent chair fosters the creation of a thoughtful and dynamic board, not dominated by the views of senior management. Encouragingly, many companies appear to be moving in this direction — one study indicates that only 10 percent of incoming CEOs in 2014 were awarded the chair title, versus 48 percent in 2002.10 Another study finds that 53 percent of S&P 500 boards now separate the CEO and chair roles, up from 37 percent in 2009, although the same study found that only 34 percent of S&P 500 boards have truly independent chairs.11

We do not recommend that shareholders vote against CEOs who chair the board. However, we typically recommend that our clients support separating the roles of chair and CEO whenever that question is posed in a proxy (typically in the form of a shareholder proposal), as we believe that it is in the long-term best interests of the company and its shareholders.

Further, where the company has neither an independent chair nor independent lead director, we will recommend voting against the chair of the governance committee.

PERFORMANCE

The most crucial test of a board’s commitment to the company and its shareholders lies in the actions of the board and its members. We look at the performance of these individuals as directors and executives of the company and of other companies where they have served.

We find that a director’s past conduct is often indicative of future conduct and performance. We often find directors with a history of overpaying executives or of serving on boards where avoidable disasters have occurred serving on the boards of companies with similar problems. Glass Lewis has a proprietary database of directors serving at over 8,000 of the most widely held U.S. companies. We use this database to track the performance of directors across companies.

10 Ken Favaro, Per-Ola Karlsson and Gary L. Nelson. “The $112 Billion CEO Succession Problem.” (Strategy+Business, Issue 79, Summer 2015).

11 Spencer Stuart Board Index, 2019, p. 6.

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VOTING RECOMMENDATIONS ON THE BASIS OF PERFORMANCE

We typically recommend that shareholders vote against directors who have served on boards or as executives of companies with records of poor performance, inadequate risk oversight, excessive compensation, audit-or accounting-related issues, and/or other indicators of mismanagement or actions against the interests of shareholders. We will reevaluate such directors based on, among other factors, the length of time passed since the incident giving rise to the concern, shareholder support for the director, the severity of the issue, the director’s role (e.g., committee membership), director tenure at the subject company, whether ethical lapses accompanied the oversight lapse, and evidence of strong oversight at other companies.

Likewise, we examine the backgrounds of those who serve on key board committees to ensure that they have the required skills and diverse backgrounds to make informed judgments about the subject matter for which the committee is responsible.

We believe shareholders should avoid electing directors who have a record of not fulfilling their responsibilities to shareholders at any company where they have held a board or executive position. We typically recommend voting against:

1.	A director who fails to attend a minimum of 75% of board and applicable committee meetings, calculated in the aggregate.[12]

2.

A director who belatedly filed a significant form(s) 4 or 5, or who has a pattern of late filings if the late filing was the director’s fault (we look at these late filing situations on a case-by-case basis).

3.	A director who is also the CEO of a company where a serious and material restatement has occurred after the CEO had previously certified the pre-restatement financial statements.

4.

A director who has received two against recommendations from Glass Lewis for identical reasons within the prior year at different companies (the same situation must also apply at the company being analyzed).

Furthermore, with consideration given to the company’s overall corporate governance, pay-for-performance alignment and board responsiveness to shareholders, we may recommend voting against directors who served throughout a period in which the company performed significantly worse than peers and the directors have not taken reasonable steps to address the poor performance.

BOARD RESPONSIVENESS

Glass Lewis believes that any time 20% or more of shareholders vote contrary to the recommendation of management, the board should, depending on the issue, demonstrate some level of responsiveness to address the concerns of shareholders. These include instances when 20% or more of shareholders: withhold votes from (or vote against) a director nominee or vote against a management-sponsored proposal. In our view, a 20% threshold is significant enough to warrant a close examination of the underlying issues and an evaluation of whether or not a board response was warranted and, if so, whether the board responded appropriately following the vote, particularly in the case of a compensation or director election proposal. While the 20% threshold alone will not automatically generate a negative vote recommendation from Glass Lewis on a future proposal (e.g., to recommend against a director nominee, against a say-on-pay proposal, etc.), it may be a contributing factor to our recommendation to vote against management’s recommendation in the event we determine that the board did not respond appropriately. While Glass Lewis may note instances of significant support for shareholder proposals, we believe clear action is warranted when such proposals receive support from a majority of votes cast (excluding abstentions and broker non-votes).

12 However, where a director has served for less than one full year, we will typically not recommend voting against for failure to attend 75% of meetings. Rather, we will note the poor attendance with a recommendation to track this issue going forward. We will also refrain from recommending to vote against directors when the proxy discloses that the director missed the meetings due to serious illness or other extenuating circumstances.

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With regard to companies where voting control is held through a multi-class share structure with disproportionate voting and economic rights, we will carefully examine the level of approval or disapproval attributed to unaffiliated shareholders when determining whether board responsiveness is warranted. Where vote results indicate that a majority of unaffiliated shareholders supported a shareholder proposal or opposed a management proposal, we believe the board should demonstrate an appropriate level of responsiveness.

As a general framework, our evaluation of board responsiveness involves a review of publicly available disclosures (e.g., the proxy statement, annual report, 8-Ks, company website, etc.) released following the date of the company’s last annual meeting up through the publication date of our most current Proxy Paper. Depending on the specific issue, our focus typically includes, but is not limited to, the following:

●	At the board level, any changes in directorships, committee memberships, disclosure of related party transactions, meeting attendance, or other responsibilities;

●	Any revisions made to the company’s articles of incorporation, bylaws or other governance documents;

●	Any press or news releases indicating changes in, or the adoption of, new company policies, business practices or special reports; and

●

Any modifications made to the design and structure of the company’s compensation program, as well as an assessment of the company’s engagement with shareholders on compensation issues as discussed in the Compensation Discussion & Analysis (“CD&A”), particularly following a material vote against a company’s say-on-pay.

Our Proxy Paper analysis will include a case-by-case assessment of the specific elements of board responsiveness that we examined along with an explanation of how that assessment impacts our current voting recommendations.

THE ROLE OF A COMMITTEE CHAIR

Glass Lewis believes that a designated committee chair maintains primary responsibility for the actions of his or her respective committee. As such, many of our committee-specific voting recommendations are against the applicable committee chair rather than the entire committee (depending on the seriousness of the issue). However, in cases where we would ordinarily recommend voting against a committee chair but the chair is not specified, we apply the following general rules, which apply throughout our guidelines:

●

If there is no committee chair, we recommend voting against the longest-serving committee member or, if the longest-serving committee member cannot be determined, the longest-serving board member serving on the committee (i.e., in either case, the “senior director”); and

●	If there is no committee chair, but multiple senior directors serving on the committee, we recommend voting against both (or all) such senior directors.

In our view, companies should provide clear disclosure of which director is charged with overseeing each committee. In cases where that simple framework is ignored and a reasonable analysis cannot determine which committee member is the designated leader, we believe shareholder action against the longest serving committee member(s) is warranted. Again, this only applies if we would ordinarily recommend voting against the committee chair but there is either no such position or no designated director in such role.

On the contrary, in cases where there is a designated committee chair and the recommendation is to vote against the committee chair, but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will note the concern with regard to the committee chair.

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AUDIT COMMITTEES AND PERFORMANCE

Audit committees play an integral role in overseeing the financial reporting process because stable capital markets depend on reliable, transparent, and objective financial information to support an efficient and effective capital market process. Audit committees play a vital role in providing this disclosure to shareholders.

When assessing an audit committee’s performance, we are aware that an audit committee does not prepare financial statements, is not responsible for making the key judgments and assumptions that affect the financial statements, and does not audit the numbers or the disclosures provided to investors. Rather, an audit committee member monitors and oversees the process and procedures that management and auditors perform. The 1999 Report and Recommendations of the Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees stated it best:

A proper and well-functioning system exists, therefore, when the three main groups responsible for financial reporting — the full board including the audit committee, financial management including the internal auditors, and the outside auditors — form a ‘three legged stool’ that supports responsible financial disclosure and active participatory oversight. However, in the view of the Committee, the audit committee must be ‘first among equals’ in this process, since the audit committee is an extension of the full board and hence the ultimate monitor of the process.

STANDARDS FOR ASSESSING THE AUDIT COMMITTEE

For an audit committee to function effectively on investors’ behalf, it must include members with sufficient knowledge to diligently carry out their responsibilities. In its audit and accounting recommendations, the Conference Board Commission on Public Trust and Private Enterprise said “members of the audit committee must be independent and have both knowledge and experience in auditing financial matters.”13

We are skeptical of audit committees where there are members that lack expertise as a Certified Public Accountant (CPA), Chief Financial Officer (CFO) or corporate controller, or similar experience. While we will not necessarily recommend voting against members of an audit committee when such expertise is lacking, we are more likely to recommend voting against committee members when a problem such as a restatement occurs and such expertise is lacking.

Glass Lewis generally assesses audit committees against the decisions they make with respect to their over-sight and monitoring role. The quality and integrity of the financial statements and earnings reports, the completeness of disclosures necessary for investors to make informed decisions, and the effectiveness of the internal controls should provide reasonable assurance that the financial statements are materially free from errors. The independence of the external auditors and the results of their work all provide useful information by which to assess the audit committee.

When assessing the decisions and actions of the audit committee, we typically defer to its judgment and generally recommend voting in favor of its members. However, we will consider recommending that shareholders vote against the following:14

1.

All members of the audit committee when options were backdated, there is a lack of adequate controls in place, there was a resulting restatement, and disclosures indicate there was a lack of documentation with respect to the option grants.

2.

The audit committee chair, if the audit committee does not have a financial expert or the committee’s financial expert does not have a demonstrable financial background sufficient to understand the financial issues unique to public companies.

13 Commission on Public Trust and Private Enterprise. The Conference Board. 2003.

14 As discussed under the section labeled “Committee Chair,” where the recommendation is to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against the members of the committee who are up for election; rather, we will note the concern with regard to the committee chair.

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3.	The audit committee chair, if the audit committee did not meet at least four times during the year.

4.	The audit committee chair, if the committee has less than three members.

5.

Any audit committee member who sits on more than three public company audit committees, unless the audit committee member is a retired CPA, CFO, controller or has similar experience, in which case the limit shall be four committees, taking time and availability into consideration including a review of the audit committee member’s attendance at all board and committee meetings.[15]

6.

All members of an audit committee who are up for election and who served on the committee at the time of the audit, if audit and audit-related fees total one-third or less of the total fees billed by the auditor.

7.

The audit committee chair when tax and/or other fees are greater than audit and audit-related fees paid to the auditor for more than one year in a row (in which case we also recommend against ratification of the auditor).

8.	The audit committee chair when fees paid to the auditor are not disclosed.

9.

All members of an audit committee where non-audit fees include fees for tax services (including, but not limited to, such things as tax avoidance or shelter schemes) for senior executives of the company. Such services are prohibited by the Public Company Accounting Oversight Board (“PCAOB”).

10.	All members of an audit committee that reappointed an auditor that we no longer consider to be independent for reasons unrelated to fee proportions.

11.	All members of an audit committee when audit fees are excessively low, especially when compared with other companies in the same industry.

12.

The audit committee chair[16] if the committee failed to put auditor ratification on the ballot for shareholder approval. However, if the non-audit fees or tax fees exceed audit plus audit-related fees in either the current or the prior year, then Glass Lewis will recommend voting against the entire audit committee.

13.	All members of an audit committee where the auditor has resigned and reported that a section 10A17 letter has been issued.

14.	All members of an audit committee at a time when material accounting fraud occurred at the company.[18]

15 Glass Lewis may exempt certain audit committee members from the above threshold if, upon further analysis of relevant factors such as the director’s experience, the size, industry-mix and location of the companies involved and the director’s attendance at all the companies, we can reasonably determine that the audit committee member is likely not hindered by multiple audit committee commitments.

16 As discussed under the section labeled “Committee Chair,” in all cases, if the chair of the committee is not specified, we recommend voting against the director who has been on the committee the longest.

17 Auditors are required to report all potential illegal acts to management and the audit committee unless they are clearly inconsequential in nature. If the audit committee or the board fails to take appropriate action on an act that has been determined to be a violation of the law, the independent auditor is required to send a section 10A letter to the SEC. Such letters are rare and therefore we believe should be taken seriously.

18 Research indicates that revenue fraud now accounts for over 60% of SEC fraud cases, and that companies that engage in fraud experience significant negative abnormal stock price declines—facing bankruptcy, delisting, and material asset sales at much higher rates than do non-fraud firms (Committee of Sponsoring Organizations of the Treadway Commission. “Fraudulent Financial Reporting: 1998-2007.” May 2010).

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15.	All members of an audit committee at a time when annual and/or multiple quarterly financial statements had to be restated, and any of the following factors apply:

●	The restatement involves fraud or manipulation by insiders;

●	The restatement is accompanied by an SEC inquiry or investigation;

●	The restatement involves revenue recognition;

●	The restatement results in a greater than 5% adjustment to costs of goods sold, operating expense, or operating cash flows; or

●	The restatement results in a greater than 5% adjustment to net income, 10% adjustment to assets or shareholders equity, or cash flows from financing or investing activities.

16.

All members of an audit committee if the company repeatedly fails to file its financial reports in a timely fashion. For example, the company has filed two or more quarterly or annual financial statements late within the last five quarters.

17.	All members of an audit committee when it has been disclosed that a law enforcement agency has charged the company and/or its employees with a violation of the Foreign Corrupt Practices Act (FCPA).

18.	All members of an audit committee when the company has aggressive accounting policies and/or poor disclosure or lack of sufficient transparency in its financial statements.

19.

All members of the audit committee when there is a disagreement with the auditor and the auditor resigns or is dismissed (e.g., the company receives an adverse opinion on its financial statements from the auditor).

20.	All members of the audit committee if the contract with the auditor specifically limits the auditor’s liability to the company for damages.[19]

21.

All members of the audit committee who served since the date of the company’s last annual meeting, and when, since the last annual meeting, the company has reported a material weakness that has not yet been corrected, or, when the company has an ongoing material weakness from a prior year that has not yet been corrected.

We also take a dim view of audit committee reports that are boilerplate, and which provide little or no information or transparency to investors. When a problem such as a material weakness, restatement or late filings occurs, we take into consideration, in forming our judgment with respect to the audit committee, the transparency of the audit committee report.

COMPENSATION COMMITTEE PERFORMANCE

Compensation committees have a critical role in determining the compensation of executives. This includes deciding the basis on which compensation is determined, as well as the amounts and types of compensation to be paid. This process begins with the hiring and initial establishment of employment agreements, including the terms for such items as pay, pensions and severance arrangements. It is important in establishing compensation arrangements that compensation be consistent with, and based on the long-term economic performance of, the business’s long-term shareholders returns.

Compensation committees are also responsible for the oversight of the transparency of compensation. This oversight includes disclosure of compensation arrangements, the matrix used in assessing pay for performance, and the use of compensation consultants. In order to ensure the independence of the board’s compensation consultant, we believe the compensation committee should only engage a compensation consultant that is not also providing any services to the company or management apart from their contract with the compensation committee. It is important to investors that they have clear and complete disclosure of all the significant terms of compensation arrangements in order to make informed decisions with respect to the oversight and decisions of the compensation committee.

19 The Council of Institutional Investors. “Corporate Governance Policies,” p. 4, April 5, 2006; and “Letter from Council of Institutional Investors to the AICPA,” November 8, 2006.

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Finally, compensation committees are responsible for oversight of internal controls over the executive compensation process. This includes controls over gathering information used to determine compensation, establishment of equity award plans, and granting of equity awards. For example, the use of a compensation consultant who maintains a business relationship with company management may cause the committee to make decisions based on information that is compromised by the consultant’s conflict of interests. Lax controls can also contribute to improper awards of compensation such as through granting of backdated or spring-loaded options, or granting of bonuses when triggers for bonus payments have not been met.

Central to understanding the actions of compensation committee is a careful review of the CD&A report included in each company’s proxy. We review the CD&A in our evaluation of the overall compensation practices of a company, as overseen by the compensation committee. The CD&A is also integral to the evaluation of compensation proposals at companies, such as advisory votes on executive compensation, which allow shareholders to vote on the compensation paid to a company’s top executives.

When assessing the performance of compensation committees, we will consider recommending that shareholders vote against the following:20

1.

All members of a compensation committee during whose tenure the committee failed to address shareholder concerns following majority shareholder rejection of the say-on-pay proposal in the previous year. Where the proposal was approved but there was a significant shareholder vote (i.e., greater than 20% of votes cast) against the say-on-pay proposal in the prior year, if the board did not respond sufficiently to the vote including actively engaging shareholders on this issue, we will also consider recommending voting against the chair of the compensation committee or all members of the compensation committee, depending on the severity and history of the compensation problems and the level of shareholder opposition.

2.

All members of the compensation committee who are up for election and served when the company failed to align pay with performance if shareholders are not provided with an advisory vote on executive compensation at the annual meeting.[21]

3.

Any member of the compensation committee who has served on the compensation committee of at least two other public companies that have consistently failed to align pay with performance and whose oversight of compensation at the company in question is suspect.

4.	All members of the compensation committee (during the relevant time period) if the company entered into excessive employment agreements and/or severance agreements.

20 As discussed under the section labeled “Committee Chair,” where the recommendation is to vote against the committee chair and the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will note the concern with regard to the committee chair.

21 If a company provides shareholders with a say-on-pay proposal, we will initially only recommend voting against the company’s say-on-pay proposal and will not recommend voting against the members of the compensation committee unless there is a pattern of failing to align pay and performance and/or the company exhibits egregious compensation practices. However, if the company repeatedly fails to align pay and performance, we will then recommend against the members of the compensation committee in addition to recommending voting against the say-on-pay proposal. For cases in which the disconnect between pay and performance is marginal and the company has outperformed its peers, we will consider not recommending against compensation committee members. In addition, if a company provides shareholders with a say-on-pay proposal, we will initially only recommend voting against the company’s say-on-pay proposal and will not recommend voting against the members of the compensation committee unless there is a pattern of failing to align pay and performance and/or the company exhibits egregious compensation practices. However, if the company repeatedly fails to align pay and performance, we will then recommend against the members of the compensation committee in addition to recommending voting against the say-on-pay proposal.

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5.

All members of the compensation committee when performance goals were changed (i.e., lowered) when employees failed or were unlikely to meet original goals, or performance-based compensation was paid despite goals not being attained.

6.	All members of the compensation committee if excessive employee perquisites and benefits were allowed.

7.	The compensation committee chair if the compensation committee did not meet during the year.

8.	All members of the compensation committee when the company repriced options or completed a “self tender offer” without shareholder approval within the past two years.

9.	All members of the compensation committee when vesting of in-the-money options is accelerated.

10.

All members of the compensation committee when option exercise prices were backdated. Glass Lewis will recommend voting against an executive director who played a role in and participated in option backdating.

11.	All members of the compensation committee when option exercise prices were spring-loaded or otherwise timed around the release of material information.

12.

All members of the compensation committee when a new employment contract is given to an executive that does not include a clawback provision and the company had a material restatement, especially if the restatement was due to fraud.

13.

The chair of the compensation committee where the CD&A provides insufficient or unclear information about performance metrics and goals, where the CD&A indicates that pay is not tied to performance, or where the compensation committee or management has excessive discretion to alter performance terms or increase amounts of awards in contravention of previously defined targets.

14.

All members of the compensation committee during whose tenure the committee failed to implement a shareholder proposal regarding a compensation-related issue, where the proposal received the affirmative vote of a majority of the voting shares at a shareholder meeting, and when a reasonable analysis suggests that the compensation committee (rather than the governance committee) should have taken steps to implement the request.[22]

15.

All members of the compensation committee when the board has materially decreased proxy statement disclosure regarding executive compensation policies and procedures in a manner which substantially impacts shareholders’ ability to make an informed assessment of the company’s executive pay practices.

16.

All members of the compensation committee when new excise tax gross-up provisions are adopted in employment agreements with executives, particularly in cases where the company previously committed not to provide any such entitlements in the future.

17.	All members of the compensation committee when the board adopts a frequency for future advisory votes on executive compensation that differs from the frequency approved by shareholders.

NOMINATING AND GOVERNANCE COMMITTEE PERFORMANCE

The nominating and governance committee is responsible for the governance by the board of the company and its executives. In performing this role, the committee is responsible and accountable for selection of objective and competent board members. It is also responsible for providing leadership on governance policies adopted by the company, such as decisions to implement shareholder proposals that have received a majority vote. (At most companies, a single committee is charged with these oversight functions; at others, the governance and nominating responsibilities are apportioned among two separate committees.)

22 In all other instances (i.e., a non-compensation-related shareholder proposal should have been implemented) we recommend that shareholders vote against the members of the governance committee.

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Consistent with Glass Lewis’ philosophy that boards should have diverse backgrounds and members with a breadth and depth of relevant experience, we believe that nominating and governance committees should consider diversity when making director nominations within the context of each specific company and its industry. In our view, shareholders are best served when boards make an effort to ensure a constituency that is not only reasonably diverse on the basis of age, race, gender and ethnicity, but also on the basis of geographic knowledge, industry experience, board tenure and culture.

Regarding the committee responsible for governance, we will consider recommending that shareholders vote against the following:23

1.

All members of the governance committee[24] during whose tenure a shareholder proposal relating to important shareholder rights received support from a majority of the votes cast (excluding abstentions and broker non-votes) and the board has not begun to implement or enact the proposal’s subject matter.[25] Examples of such shareholder proposals include those seeking a declassified board structure, a majority vote standard for director elections, or a right to call a special meeting. In determining whether a board has sufficiently implemented such a proposal, we will examine the quality of the right enacted or proffered by the board for any conditions that may unreasonably interfere with the shareholders’ ability to exercise the right (e.g., overly restrictive procedural requirements for calling a special meeting).

2.

All members of the governance committee when a shareholder resolution is excluded from the meeting agenda but the SEC has declined to state a view on whether such resolution should be excluded, or when the SEC has verbally permitted a company to exclude a shareholder proposal but there is no written record provided by the SEC about such determination and the company has not provided any disclosure concerning this no-action relief.

3.	The governance committee chair,[26] when the chair is not independent and an independent lead or presiding director has not been appointed.[27]

4.

In the absence of a nominating committee, the governance committee chair when there are less than five or the whole nominating committee when there are more than 20 members on the boardThe governance committee chair, when the committee fails to meet at all during the year.

5.

The governance committee chair, when for two consecutive years the company provides what we consider to be “inadequate” related party transaction disclosure (i.e., the nature of such transactions and/or the monetary amounts involved are unclear or excessively vague, thereby preventing a shareholder from being able to reasonably interpret the independence status of multiple directors above and beyond what the company maintains is compliant with SEC or applicable stock exchange listing requirements).

23 As discussed in the guidelines section labeled “Committee Chair,” where we would recommend to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will note the concern with regard to the committee chair.

24 If the board does not have a committee responsible for governance oversight and the board did not implement a shareholder proposal that received the requisite support, we will recommend voting against the entire board. If the shareholder proposal at issue requested that the board adopt a declassified structure, we will recommend voting against all director nominees up for election.

25 Where a compensation-related shareholder proposal should have been implemented, and when a reasonable analysis suggests that the members of the compensation committee (rather than the governance committee) bear the responsibility for failing to implement the request, we recommend that shareholders only vote against members of the compensation committee.

26 As discussed in the guidelines section labeled “Committee Chair,” if the committee chair is not specified, we recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest-serving board member serving on the committee.

27 We believe that one independent individual should be appointed to serve as the lead or presiding director. When such a position is rotated among directors from meeting to meeting, we will recommend voting against the governance committee chair as we believe the lack of fixed lead or presiding director means that, effectively, the board does not have an independent board leader.

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6.

The governance committee chair, when during the past year the board adopted a forum selection clause (i.e., an exclusive forum provision)[28] without shareholder approval[29], or if the board is currently seeking shareholder approval of a forum selection clause pursuant to a bundled bylaw amendment rather than as a separate proposal.

7.

All members of the governance committee during whose tenure the board adopted, without shareholder approval, provisions in its charter or bylaws that, through rules on director compensation, may inhibit the ability of shareholders to nominate directors.

8.

The governance committee chair when the board takes actions to limit shareholders’ ability to vote on matters material to shareholder rights (e.g., through the practice of excluding a shareholder proposal by means of ratifying a management proposal that is materially different from the shareholder proposal).

9.

The governance committee chair when directors’ records for board and committee meeting attendance are not disclosed, or when it is indicated that a director attended less than 75% of board and committee meetings but disclosure is sufficiently vague that it is not possible to determine which specific director’s attendance was lacking.

10.	The governance committee chair when a detailed record of proxy voting results from the prior annual meeting has not been disclosed.

In addition, we may recommend that shareholders vote against the chair of the governance committee, or the entire committee, where the board has amended the company’s governing documents to reduce or remove important shareholder rights, or to otherwise impede the ability of shareholders to exercise such right, and has done so without seeking shareholder approval. Examples of board actions that may cause such a recommendation include: the elimination of the ability of shareholders to call a special meeting or to act by written consent; an increase to the ownership threshold required for shareholders to call a special meeting; an increase to vote requirements for charter or bylaw amendments; the adoption of provisions that limit the ability of shareholders to pursue full legal recourse — such as bylaws that require arbitration of shareholder claims or that require shareholder plaintiffs to pay the company’s legal expenses in the absence of a court victory (i.e., “fee-shifting” or “loser pays” bylaws); the adoption of a classified board structure; and the elimination of the ability of shareholders to remove a director without cause.

Regarding the nominating committee, we will consider recommending that shareholders vote against the following:30

1.

All members of the nominating committee, when the committee nominated or renominated an individual who had a significant conflict of interest or whose past actions demonstrated a lack of integrity or inability to represent shareholder interests.

2.	The nominating committee chair, if the nominating committee did not meet during the year.

3.	In the absence of a governance committee, the nominating committee chair[31] when the chair is not independent, and an independent lead or presiding director has not been appointed.[32]

28 A forum selection clause is a bylaw provision stipulating that a certain state, typically where the company is incorporated, which is most often Delaware, shall be the exclusive forum for all intra-corporate disputes (e.g., shareholder derivative actions, assertions of claims of a breach of fiduciary duty, etc.). Such a clause effectively limits a shareholder’s legal remedy regarding appropriate choice of venue and related relief offered under that state’s laws and rulings.

29 Glass Lewis will evaluate the circumstances surrounding the adoption of any forum selection clause as well as the general provisions contained therein. Where it can be reasonably determined that a forum selection clause is narrowly crafted to suit the particular circumstances facing the company and/or a reasonable sunset provision is included, we may make an exception to this policy.

30 As discussed in the guidelines section labeled “Committee Chair,” where we would recommend to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will note the concern with regard to the committee chair.

31 As discussed under the section labeled “Committee Chair,” if the committee chair is not specified, we will recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest-serving board member on the committee.

32 In the absence of both a governance and a nominating committee, we will recommend voting against the board chair on this basis, unless if the chair also serves as the CEO, in which case we will recommend voting against the longest-serving director.

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4.	The nominating committee chair, when there are less than five or the whole nominating committee when there are more than 20 members on the board.[33]

5.

The nominating committee chair, when a director received a greater than 50% against vote the prior year and not only was the director not removed, but the issues that raised shareholder concern were not corrected.[34]

6.	The nominating committee chair when the board has no female directors and has not provided sufficient rationale or disclosed a plan to address the lack of diversity on the board.

7.

The nominating committee chair when, alongside other governance or board performance concerns, the average tenure of non-executive directors is 10 years or more and no new independent directors have joined the board in the past five years. We will not be making voting recommendations solely on this basis in 2021; however, insufficient board refreshment may be a contributing factor in our recommendations when additional board-related concerns have been identified.

In addition, we may consider recommending shareholders vote against the chair of the nominating committee where the board’s failure to ensure the board has directors with relevant experience, either through periodic director assessment or board refreshment, has contributed to a company’s poor performance.

BOARD-LEVEL RISK MANAGEMENT OVERSIGHT

Glass Lewis evaluates the risk management function of a public company board on a strictly case-by-case basis. Sound risk management, while necessary at all companies, is particularly important at financial firms which inherently maintain significant exposure to financial risk. We believe such financial firms should have a chief risk officer reporting directly to the board and a dedicated risk committee or a committee of the board charged with risk oversight. Moreover, many non-financial firms maintain strategies which involve a high level of exposure to financial risk. Similarly, since many non-financial firms have complex hedging or trading strategies, those firms should also have a chief risk officer and a risk committee.

Our views on risk oversight are consistent with those expressed by various regulatory bodies. In its December 2009 Final Rule release on Proxy Disclosure Enhancements, the SEC noted that risk oversight is a key competence of the board and that additional disclosures would improve investor and shareholder understanding of the role of the board in the organization’s risk management practices. The final rules, which became effective on February 28, 2010, now explicitly require companies and mutual funds to describe (while allowing for some degree of flexibility) the board’s role in the oversight of risk.

When analyzing the risk management practices of public companies, we take note of any significant losses or writedowns on financial assets and/or structured transactions. In cases where a company has disclosed a sizable loss or writedown, and where we find that the company’s board-level risk committee’s poor oversight contributed to the loss, we will recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise)35, we will consider recommending to vote against the board chair on that basis. However, we generally would not recommend voting against a combined chair/CEO, except in egregious cases.

33 In the absence of both a governance and a nominating committee, we will recommend voting against the board chair on this basis, unless if the chair also serves as the CEO, in which case we will recommend voting against the the longest-serving director.

34 Considering that shareholder discontent clearly relates to the director who received a greater than 50% against vote rather than the nominating chair, we review the severity of the issue(s) that initially raised shareholder concern as well as company responsiveness to such matters, and will only recommend voting against the nominating chair if a reasonable analysis suggests that it would be most appropriate. In rare cases, we will consider recommending against the nominating chair when a director receives a substantial (i.e., 20% or more) vote against based on the same analysis.

35 A committee responsible for risk management could be a dedicated risk committee, the audit committee, or the finance committee, depending on a given company’s board structure and method of disclosure. At some companies, the entire board is charged with risk management.

 18

ENVIRONMENTAL AND SOCIAL RISK OVERSIGHT

Glass Lewis recognizes the importance of ensuring the sustainability of companies’ operations. We believe that insufficient oversight of material environmental and social issues can present direct legal, financial, regulatory and reputational risks that could serve to harm shareholder interests. Therefore, we believe that these issues should be carefully monitored and managed by companies, and that companies should have an appropriate oversight structure in place to ensure that they are mitigating attendant risks and capitalizing on related opportunities to the best extent possible.

To that end, Glass Lewis believes that companies should ensure that boards maintain clear oversight of material risks to their operations, including those that are environmental and social in nature. Accordingly, for large-cap companies and in instances where we identify material oversight concerns, Glass Lewis will review a company’s overall governance practices and identify which directors or board-level committees have been charged with oversight of environmental and/or social issues.

Beginning in 2021, Glass Lewis will note as a concern when boards of companies in the S&P 500 index do not provide clear disclosure concerning the board-level oversight afforded to environmental and/or social issues. Beginning with shareholder meetings held after January 1, 2022, we will generally recommend voting against the governance chair of a company in the aforementioned index who fails to provide explicit disclosure concerning the board’s role in overseeing these issues.

While we believe that it is important that these issues are overseen at the board level and that shareholders are afforded meaningful disclosure of these oversight responsibilities, we believe that companies should determine the best structure for this oversight for themselves. In our view, this oversight can be effectively conducted by specific directors, the entire board, a separate committee, or combined with the responsibilities of a key committee. When evaluating the board’s role in overseeing environmental and/or social issues, we will examine a company’s proxy statement and governing documents (such as committee charters) to determine if directors maintain a meaningful level of oversight of and accountability for a company’s environmental and/ or socially-related impacts and risks.

In situations where we believe that a company has not properly managed or mitigated environmental or social risks to the detriment of shareholder value, or when such mismanagement has threatened shareholder value, Glass Lewis may recommend that shareholders vote against the members of the board who are responsible for oversight of environmental and social risks. In the absence of explicit board oversight of environmental and social issues, Glass Lewis may recommend that shareholders vote against members of the audit committee. In making these determinations, Glass Lewis will carefully review the situation, its effect on shareholder value, as well as any corrective action or other response made by the company.

DIRECTOR COMMITMENTS

We believe that directors should have the necessary time to fulfill their duties to shareholders. In our view, an overcommitted director can pose a material risk to a company’s shareholders, particularly during periods of crisis. In addition, recent research indicates that the time commitment associated with being a director has been on a significant upward trend in the past decade.36 As a result, we generally recommend that shareholders vote against a director who serves as an executive officer of any public company while serving on more than two public company boards and any other director who serves on more than five public company boards.

Because we believe that executives will primarily devote their attention to executive duties, we generally will not recommend that shareholders vote against overcommitted directors at the companies where they serve as an executive.

36 For example, the 2015-2016 NACD Public Company Governance Survey states that, on average, directors spent a total of 248.2 hours annual on board-related matters during the past year, which it describes as a “historically high level” that is significantly above the average hours recorded in 2006. Additionally, the 2015 Spencer Stuart Board Index indicates that the average number of outside board seats held by CEOs of S&P 500 companies is 0.6, down from 0.7 in 2009 and 0.9 in 2004.

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When determining whether a director’s service on an excessive number of boards may limit the ability of the director to devote sufficient time to board duties, we may consider relevant factors such as the size and location of the other companies where the director serves on the board, the director’s board roles at the companies in question, whether the director serves on the board of any large privately-held companies, the director’s tenure on the boards in question, and the director’s attendance record at all companies. In the case of directors who serve in executive roles other than CEO (e.g., executive chair), we will evaluate the specific duties and responsibilities of that role in determining whether an exception is warranted.

We may also refrain from recommending against certain directors if the company provides sufficient rationale for their continued board service. The rationale should allow shareholders to evaluate the scope of the directors’ other commitments, as well as their contributions to the board including specialized knowledge of the company’s industry, strategy or key markets, the diversity of skills, perspective and background they provide, and other relevant factors. We will also generally refrain from recommending to vote against a director who serves on an excessive number of boards within a consolidated group of companies or a director that represents a firm whose sole purpose is to manage a portfolio of investments which include the company.

OTHER CONSIDERATIONS

In addition to the three key characteristics — independence, performance, experience — that we use to evaluate board members, we consider conflict-of-interest issues as well as the size of the board of directors when making voting recommendations.

Conflicts of Interest

We believe board members should be wholly free of identifiable and substantial conflicts of interest, regardless of the overall level of independent directors on the board. Accordingly, we recommend that shareholders vote against the following types of directors:

1.

A CFO who is on the board: In our view, the CFO holds a unique position relative to financial reporting and disclosure to shareholders. Due to the critical importance of financial disclosure and reporting, we believe the CFO should report to the board and not be a member of it.

2.

A director who provides — or a director who has an immediate family member who provides — material consulting or other material professional services to the company. These services may include legal, consulting,[37] or financial services. We question the need for the company to have consulting relationships with its directors. We view such relationships as creating conflicts for directors, since they may be forced to weigh their own interests against shareholder interests when making board decisions. In addition, a company’s decisions regarding where to turn for the best professional services may be compromised when doing business with the professional services firm of one of the company’s directors.

3.

A director, or a director who has an immediate family member, engaging in airplane, real estate, or similar deals, including perquisite-type grants from the company, amounting to more than $50,000. Directors who receive these sorts of payments from the company will have to make unnecessarily complicated decisions that may pit their interests against shareholder interests.

4.

Interlocking directorships: CEOs or other top executives who serve on each other’s boards create an interlock that poses conflicts that should be avoided to ensure the promotion of shareholder interests above all else.[38]

37 We will generally refrain from recommending against a director who provides consulting services for the company if the director is excluded from membership on the board’s key committees and we have not identified significant governance concerns with the board.

38 We do not apply a look-back period for this situation. The interlock policy applies to both public and private companies. We will also evaluate multiple board interlocks among non-insiders (i.e., multiple directors serving on the same boards at other companies), for evidence of a pattern of poor oversight.

 20

5.

All board members who served at a time when a poison pill with a term of longer than one year was adopted without shareholder approval within the prior twelve months.[39] In the event a board is classified and shareholders are therefore unable to vote against all directors, we will recommend voting against the remaining directors the next year they are up for a shareholder vote. If a poison pill with a term of one year or less was adopted without shareholder approval, and without adequate justification, we will consider recommending that shareholders vote against all members of the governance committee. If the board has, without seeking shareholder approval, and without adequate justification, extended the term of a poison pill by one year or less in two consecutive years, we will consider recommending that shareholders vote against the entire board.

Size of the Board of Directors

While we do not believe there is a universally applicable optimum board size, we do believe boards should have at least five directors to ensure sufficient diversity in decision-making and to enable the formation of key board committees with independent directors. Conversely, we believe that boards with more than 20 members will typically suffer under the weight of “too many cooks in the kitchen” and have difficulty reaching consensus and making timely decisions. Sometimes the presence of too many voices can make it difficult to draw on the wisdom and experience in the room by virtue of the need to limit the discussion so that each voice may be heard.

To that end, we typically recommend voting against the chair of the nominating committee (or the governance committee, in the absence of a nominating committee) at a board with fewer than five directors or more than 20 directors.

CONTROLLED COMPANIES

We believe controlled companies warrant certain exceptions to our independence standards. The board’s function is to protect shareholder interests; however, when an individual, entity (or group of shareholders party to a formal agreement) owns more than 50% of the voting shares, the interests of the majority of shareholders are the interests of that entity or individual. Consequently, Glass Lewis does not apply our usual two-thirds board independence rule and therefore we will not recommend voting against boards whose composition reflects the makeup of the shareholder population.

Independence Exceptions

The independence exceptions that we make for controlled companies are as follows:

1.

We do not require that controlled companies have boards that are at least two-thirds independent. So long as the insiders and/or affiliates are connected with the controlling entity, we accept the presence of non-independent board members.

2.	The compensation committee and nominating and governance committees do not need to consist solely of independent directors.

●

We believe that standing nominating and corporate governance committees at controlled companies are unnecessary. Although having a committee charged with the duties of searching for, selecting, and nominating independent directors can be beneficial, the unique composition of a controlled company’s shareholder base makes such committees weak and irrelevant.

●

Likewise, we believe that independent compensation committees at controlled companies are unnecessary. Although independent directors are the best choice for approving and monitoring senior executives’ pay, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests. As such, we believe that having affiliated directors on a controlled company’s compensation committee is acceptable. However, given that a controlled company has certain obligations to minority shareholders we feel that an insider should not serve on the compensation committee. Therefore, Glass Lewis will recommend voting against any insider (the CEO or otherwise) serving on the compensation committee.

39 Refer to Section V. Governance Structure and the Shareholder Franchise for further discussion of our policies regarding anti-takeover measures, including poison pills.

 21

3.

Controlled companies do not need an independent chair or an independent lead or presiding director. Although an independent director in a position of authority on the board — such as chair or presiding director — can best carry out the board’s duties, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests.

Size of the Board of Directors

We have no board size requirements for controlled companies.

Audit Committee Independence

Despite a controlled company’s status, unlike for the other key committees, we nevertheless believe that audit committees should consist solely of independent directors. Regardless of a company’s controlled status, the interests of all shareholders must be protected by ensuring the integrity and accuracy of the company’s financial statements. Allowing affiliated directors to oversee the preparation of financial reports could create an insurmountable conflict of interest.

Board Responsiveness at Multi-Class Companies

With regard to companies where voting control is held through a multi-class share structure with disproportionate voting and economic rights, we will carefully examine the level of approval or disapproval attributed to unaffiliated shareholders when determining whether board responsiveness is warranted. Where vote results indicate that a majority of unaffiliated shareholders supported a shareholder proposal or opposed a management proposal, we believe the board should demonstrate an appropriate level of responsiveness.

SIGNIFICANT SHAREHOLDERS

Where an individual or entity holds between 20-50% of a company’s voting power, we believe it is reasonable to allow proportional representation on the board and committees (excluding the audit committee) based on the individual or entity’s percentage of ownership.

GOVERNANCE FOLLOWING AN IPO OR SPIN-OFF

We believe companies that have recently completed an initial public offering (“IPO”) or spin-off should be allowed adequate time to fully comply with marketplace listing requirements and meet basic corporate governance standards. Generally speaking, Glass Lewis refrains from making recommendations on the basis of governance standards (e.g., board independence, committee membership and structure, meeting attendance, etc.) during the one-year period following an IPO.

However, some cases warrant shareholder action against the board of a company that have completed an IPO or spin-off within the past year. When evaluating companies that have recently gone public, Glass Lewis will review the terms of the applicable governing documents in order to determine whether shareholder rights are being severely restricted indefinitely. We believe boards that approve highly restrictive governing documents have demonstrated that they may subvert shareholder interests following the IPO. In conducting this evaluation, Glass Lewis will consider:

1.	The adoption of anti-takeover provisions such as a poison pill or classified board

2.	Supermajority vote requirements to amend governing documents

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3.	The presence of exclusive forum or fee-shifting provisions

4.	Whether shareholders can call special meetings or act by written consent

5.	The voting standard provided for the election of directors

6.	The ability of shareholders to remove directors without cause

7.	The presence of evergreen provisions in the company’s equity compensation arrangements

8.	The presence of a multi-class share structure which does not afford common shareholders voting power that is aligned with their economic interest

In cases where Glass Lewis determines that the board has approved overly restrictive governing documents, we will generally recommend voting against members of the governance committee. If there is no governance committee, or if a portion of such committee members are not standing for election due to a classified board structure, we will expand our recommendations to additional director nominees, based on who is standing for election.

In cases where, preceding an IPO, the board adopts a multi-class share structure where voting rights are not aligned with economic interest, or an anti-takeover provision, such as a poison pill or classified board, we will generally recommend voting against all members of the board who served at the time of the IPO if the board: (i) did not also commit to submitting these provisions to a shareholder vote at the company’s first shareholder meeting following the IPO; or (ii) did not provide for a reasonable sunset of these provisions (generally three to five years in the case of a classified board or poison pill; or seven years or less in the case of a multi-class share structure). In the case of a multi-class share structure, if these provisions are put to a shareholder vote, we will examine the level of approval or disapproval attributed to unaffiliated shareholders when determining the vote outcome.

In our view, adopting an anti-takeover device unfairly penalizes future shareholders who (except for electing to buy or sell the stock) are unable to weigh in on a matter that could potentially negatively impact their ownership interest. This notion is strengthened when a board adopts a classified board with an infinite duration or a poison pill with a five- to ten-year term immediately prior to going public, thereby insulating management for a substantial amount of time.

In addition, shareholders should also be wary of companies that adopt supermajority voting requirements before their IPO. Absent explicit provisions in the articles or bylaws stipulating that certain policies will be phased out over a certain period of time, long-term shareholders could find themselves in the predicament of having to attain a supermajority vote to approve future proposals seeking to eliminate such policies.

DUAL-LISTED OR FOREIGN-INCORPORATED COMPANIES

For companies that trade on multiple exchanges or are incorporated in foreign jurisdictions but trade only in the U.S., we will apply the governance standard most relevant in each situation. We will consider a number of factors in determining which Glass Lewis country-specific policy to apply, including but not limited to: (i) the corporate governance structure and features of the company including whether the board structure is unique to a particular market; (ii) the nature of the proposals; (iii) the location of the company’s primary listing, if one can be determined; (iv) the regulatory/governance regime that the board is reporting against; and (v) the availability and completeness of the company’s SEC filings.

OTC-LISTED COMPANIES

Companies trading on the OTC Bulletin Board are not considered “listed companies” under SEC rules and therefore not subject to the same governance standards as listed companies. However, we believe that more stringent corporate governance standards should be applied to these companies given that their shares are still publicly traded.

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When reviewing OTC companies, Glass Lewis will review the available disclosure relating to the shareholder meeting to determine whether shareholders are able to evaluate several key pieces of information, including: (i) the composition of the board’s key committees, if any; (ii) the level of share ownership of company insiders or directors; (iii) the board meeting attendance record of directors; (iv) executive and non-employee director compensation; (v) related-party transactions conducted during the past year; and (vi) the board’s leadership structure and determinations regarding director independence.

We are particularly concerned when company disclosure lacks any information regarding the board’s key committees. We believe that committees of the board are an essential tool for clarifying how the responsibilities of the board are being delegated, and specifically for indicating which directors are accountable for ensuring: (i) the independence and quality of directors, and the transparency and integrity of the nominating process; (ii) compensation programs that are fair and appropriate; (iii) proper oversight of the company’s accounting, financial reporting, and internal and external audits; and (iv) general adherence to principles of good corporate governance.

In cases where shareholders are unable to identify which board members are responsible for ensuring oversight of the above-mentioned responsibilities, we may consider recommending against certain members of the board. Ordinarily, we believe it is the responsibility of the corporate governance committee to provide thorough disclosure of the board’s governance practices. In the absence of such a committee, we believe it is appropriate to hold the board’s chair or, if such individual is an executive of the company, the longest-serving non-executive board member accountable.

MUTUAL FUND BOARDS

Mutual funds, or investment companies, are structured differently from regular public companies (i.e., operating companies). Typically, members of a fund’s advisor are on the board and management takes on a different role from that of regular public companies. Thus, we focus on a short list of requirements, although many of our guidelines remain the same.

The following mutual fund policies are similar to the policies for regular public companies:

1.	Size of the board of directors — The board should be made up of between five and twenty directors.

2.	The CFO on the board — Neither the CFO of the fund nor the CFO of the fund’s registered investment advisor should serve on the board.

3.	Independence of the audit committee — The audit committee should consist solely of independent directors.

4.	Audit committee financial expert — At least one member of the audit committee should be designated as the audit committee financial expert.

The following differences from regular public companies apply at mutual funds:

1.

Independence of the board — We believe that three-fourths of an investment company’s board should be made up of independent directors. This is consistent with a proposed SEC rule on investment company boards. The Investment Company Act requires 40% of the board to be independent, but in 2001, the SEC amended the Exemptive Rules to require that a majority of a mutual fund board be independent. In 2005, the SEC proposed increasing the independence threshold to 75%. In 2006, a federal appeals court ordered that this rule amendment be put back out for public comment, putting it back into “proposed rule” status. Since mutual fund boards play a vital role in overseeing the relationship between the fund and its investment manager, there is greater need for independent oversight than there is for an operating company board.

2.

When the auditor is not up for ratification — We do not recommend voting against the audit committee if the auditor is not up for ratification. Due to the different legal structure of an investment company compared to an operating company, the auditor for the investment company (i.e., mutual fund) does not conduct the same level of financial review for each investment company as for an operating company.

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3.

Non-independent chair — The SEC has proposed that the chair of the fund board be independent. We agree that the roles of a mutual fund’s chair and CEO should be separate. Although we believe this would be best at all companies, we recommend voting against the chair of an investment company’s nominating committee as well as the board chair if the chair and CEO of a mutual fund are the same person and the fund does not have an independent lead or presiding director. Seven former SEC commissioners support the appointment of an independent chair and we agree with them that “an independent board chair would be better able to create conditions favoring the long-term interests of fund shareholders than would a chair who is an executive of the advisor.” (See the comment letter sent to the SEC in support of the proposed rule at http://www.sec.gov/news/studies/indchair. pdf.)

4.

Multiple funds overseen by the same director — Unlike service on a public company board, mutual fund boards require much less of a time commitment. Mutual fund directors typically serve on dozens of other mutual fund boards, often within the same fund complex. The Investment Company Institute’s (“ICI”) Overview of Fund Governance Practices, 1994-2012, indicates that the average number of funds served by an independent director in 2012 was 53. Absent evidence that a specific director is hindered from being an effective board member at a fund due to service on other funds’ boards, we refrain from maintaining a cap on the number of outside mutual fund boards that we believe a director can serve on.

DECLASSIFIED BOARDS

Glass Lewis favors the repeal of staggered boards and the annual election of directors. We believe staggered boards are less accountable to shareholders than boards that are elected annually. Furthermore, we feel the annual election of directors encourages board members to focus on shareholder interests.

Empirical studies have shown: (i) staggered boards are associated with a reduction in a firm’s valuation; and (ii) in the context of hostile takeovers, staggered boards operate as a takeover defense, which entrenches management, discourages potential acquirers, and delivers a lower return to target shareholders.

In our view, there is no evidence to demonstrate that staggered boards improve shareholder returns in a takeover context. Some research has indicated that shareholders are worse off when a staggered board blocks a transaction; further, when a staggered board negotiates a friendly transaction, no statistically significant difference in premium occurs.40 Additional research found that charter-based staggered boards “reduce the market value of a firm by 4% to 6% of its market capitalization” and that “staggered boards bring about and not merely reflect this reduction in market value.”41 A subsequent study reaffirmed that classified boards reduce shareholder value, finding “that the ongoing process of dismantling staggered boards, encouraged by institutional investors, could well contribute to increasing shareholder wealth.”42

Shareholders have increasingly come to agree with this view. In 2019, 90% of S&P 500 companies had declassified boards, up from 68% in 2009.43 Management proposals to declassify boards are approved with near unanimity and shareholder proposals on the topic also receive strong shareholder support; in 2014, shareholder proposals requesting that companies declassify their boards received average support of 84% (excluding abstentions and broker non-votes), whereas in 1987, only 16.4% of votes cast favored board declassification.44 Further, a growing number of companies, nearly half of all those targeted by shareholder proposals requesting that all directors stand for election annually, either recommended shareholders support the proposal or made no recommendation, a departure from the more traditional management recommendation to vote against shareholder proposals.

40 Lucian Bebchuk, John Coates IV, Guhan Subramanian, “The Powerful Antitakeover Force of Staggered Boards: Further Findings and a Reply to Symposium Participants,” 55 Stanford Law Review 885-917 (2002).

41 Lucian Bebchuk, Alma Cohen, “The Costs of Entrenched Boards” (2004).

42 Lucian Bebchuk, Alma Cohen and Charles C.Y. Wang, “Staggered Boards and the Wealth of Shareholders: Evidence from a Natural Experiment,” SSRN: http://ssrn.com/abstract=1706806 (2010), p. 26.

43 Spencer Stuart Board Index, 2019, p. 15.

44 Lucian Bebchuk, John Coates IV and Guhan Subramanian, “The Powerful Antitakeover Force of Staggered Boards: Theory, Evidence, and Policy”.

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Given our belief that declassified boards promote director accountability, the empirical evidence suggesting staggered boards reduce a company’s value and the established shareholder opposition to such a structure, Glass Lewis supports the declassification of boards and the annual election of directors.

BOARD COMPOSITION AND REFRESHMENT

Glass Lewis strongly supports routine director evaluation, including independent external reviews, and periodic board refreshment to foster the sharing of diverse perspectives in the boardroom and the generation of new ideas and business strategies. Further, we believe the board should evaluate the need for changes to board composition based on an analysis of skills and experience necessary for the company, as well as the results of the director evaluations, as opposed to relying solely on age or tenure limits. When necessary, shareholders can address concerns regarding proper board composition through director elections.

In our view, a director’s experience can be a valuable asset to shareholders because of the complex, critical issues that boards face. This said, we recognize that in rare circumstances, a lack of refreshment can contribute to a lack of board responsiveness to poor company performance.

Beginning in 2021, we will note as a potential concern instances where the average tenure of non-executive directors is 10 years or more and no new directors have joined the board in the past five years. While we will be highlighting this as a potential area of concern, we will not be making voting recommendations strictly on this basis in 2021.

On occasion, age or term limits can be used as a means to remove a director for boards that are unwilling to police their membership and enforce turnover. Some shareholders support term limits as a way to force change in such circumstances.

While we understand that age limits can aid board succession planning, the long-term impact of age limits restricts experienced and potentially valuable board members from service through an arbitrary means. We believe that shareholders are better off monitoring the board’s overall composition, including the diversity of its members, the alignment of the board’s areas of expertise with a company’s strategy, the board’s approach to corporate governance, and its stewardship of company performance, rather than imposing inflexible rules that don’t necessarily correlate with returns or benefits for shareholders.

However, if a board adopts term/age limits, it should follow through and not waive such limits. If the board waives its term/age limits, Glass Lewis will consider recommending shareholders vote against the nominating and/or governance committees, unless the rule was waived with sufficient explanation, such as consummation of a corporate transaction like a merger.

BOARD DIVERSITY

Glass Lewis recognizes the importance of ensuring that the board is comprised of directors who have a diversity of skills, thought and experience, as such diversity benefits companies by providing a broad range of perspectives and insights.45 Glass Lewis closely reviews the composition of the board for representation of diverse director candidates and will generally recommend against the nominating committee chair of a board that has no female members. Beginning in 2021, we will note as a concern boards consisting of fewer than two female directors. Beginning with shareholder meetings held after January 1, 2022, we will generally recommend voting against the nominating committee chair of a board that has fewer than two female directors. For boards with six or fewer total directors, our existing voting policy requiring a minimum of one female director will remain in place.

45 http://www.glasslewis.com/wp-content/uploads/2017/03/2017-In-Depth-Report-Gender-Diversity.pdf.

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We may extend this recommendation to additional members of the nominating committee in cases where the committee chair is not standing for election due to a classified board, or based on other factors, including the company’s size and industry, applicable laws in its state of headquarters, and its overall governance profile. Additionally, when making these voting recommendations, we will carefully review a company’s disclosure of its diversity considerations and may refrain from recommending that shareholders vote against directors of companies outside the Russell 3000 index, or when boards have provided a sufficient rationale or plan to address the lack of diversity on the board.

STATE LAWS ON DIVERSITY

Several states have begun to encourage board diversity through legislation. For example, Companies headquartered in California are now subject to board composition requirements discussed below. Glass Lewis will recommend in accordance with board composition requirements set forth in applicable state laws when they come into effect.

In September 2018, Senate Bill 826 was signed into law, requiring all companies headquartered in the state to have at least one woman on their board by the end of 2019. And, by the end of 2021, California companies must have at least two women on boards of five members and at least three women on boards with six or more directors. Accordingly, during the 2021 proxy season, if a company headquartered in California does not have at least one woman on its board, we will generally recommend voting against the chair of the nominating committee unless the company has disclosed a clear plan for addressing this issue. For meetings held after December 31, 2021, Glass Lewis will base such recommendations upon compliance with the applicable thresholds then in effect.

In September 2020, Assembly Bill 979 was signed into law, requiring companies headquartered in California to have one director from an “underrepresented community” on their board by the end of 2021 (defined as an individual who self-identifies as Black, African American, Hispanic, Latino, Asian, Pacific Islander, Native American, Native Hawaiian, or Alaska Native, or who self-identifies as gay, lesbian, bisexual, or transgender). And, by the end of 2022, California companies must have at least two such individuals on boards of five to eight members, and three such individuals on boards of nine or more members.

Accordingly, for meetings held after December 31, 2021, if a company headquartered in California does not have at least one director from an underrepresented community on its board, or does not provide adequate disclosure to make this determination, we will generally recommend voting against the chair of the nominating committee.

DISCLOSURE OF DIRECTOR DIVERSITY AND SKILLS

Because company disclosure is critical when measuring the mix of diverse attributes and skills of directors, Glass Lewis will begin tracking the quality of such disclosure in companies’ proxy statements. Beginning with the 2021 proxy season, we will reflect how a company’s proxy statement presents: (i) the board’s current percentage of racial/ethnic diversity; (ii) whether the board’s definition of diversity explicitly includes gender and/or race/ethnicity; (iii) whether the board has adopted a policy requiring women and minorities to be included in the initial pool of candidates when selecting new director nominees (aka “Rooney Rule”); and (iv) board skills disclosure. We will not be making voting recommendations solely on the basis of this assessment in 2021; however, such ratings will help inform our assessment of a company’s overall governance and may be a contributing factor in our recommendations when additional board-related concerns have been identified.

PROXY ACCESS

In lieu of running their own contested election, proxy access would not only allow certain shareholders to nominate directors to company boards but the shareholder nominees would be included on the company’s ballot, significantly enhancing the ability of shareholders to play a meaningful role in selecting their representatives. Glass Lewis generally supports affording shareholders the right to nominate director candidates to management’s proxy as a means to ensure that significant, long-term shareholders have an ability to nominate candidates to the board.

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Companies generally seek shareholder approval to amend company bylaws to adopt proxy access in response to shareholder engagement or pressure, usually in the form of a shareholder proposal requesting proxy access, although some companies may adopt some elements of proxy access without prompting. Glass Lewis considers several factors when evaluating whether to support proposals for companies to adopt proxy access including the specified minimum ownership and holding requirement for shareholders to nominate one or more directors, as well as company size, performance and responsiveness to shareholders.

For a discussion of recent regulatory events in this area, along with a detailed overview of the Glass Lewis approach to shareholder proposals regarding Proxy Access, refer to Glass Lewis’ Proxy Paper Guidelines for Environmental, Social & Governance Initiatives, available at www.glasslewis.com.

MAJORITY VOTE FOR THE ELECTION OF DIRECTORS

Majority voting for the election of directors is fast becoming the de facto standard in corporate board elections. In our view, the majority voting proposals are an effort to make the case for shareholder impact on director elections on a company-specific basis.

While this proposal would not give shareholders the opportunity to nominate directors or lead to elections where shareholders have a choice among director candidates, if implemented, the proposal would allow shareholders to have a voice in determining whether the nominees proposed by the board should actually serve as the overseer-representatives of shareholders in the boardroom. We believe this would be a favorable outcome for shareholders.

The number of shareholder proposals requesting that companies adopt a majority voting standard has declined significantly during the past decade, largely as a result of widespread adoption of majority voting or director resignation policies at U.S. companies. In 2019, 89% of the S&P 500 Index had implemented a resignation policy for directors failing to receive majority shareholder support, compared to 65% in 2009.46

THE PLURALITY VOTE STANDARD

Today, most U.S. companies still elect directors by a plurality vote standard. Under that standard, if one shareholder holding only one share votes in favor of a nominee (including that director, if the director is a shareholder), that nominee “wins” the election and assumes a seat on the board. The common concern among companies with a plurality voting standard is the possibility that one or more directors would not receive a majority of votes, resulting in “failed elections.”

ADVANTAGES OF A MAJORITY VOTE STANDARD

If a majority vote standard were implemented, a nominee would have to receive the support of a majority of the shares voted in order to be elected. Thus, shareholders could collectively vote to reject a director they believe will not pursue their best interests. Given that so few directors (less than 100 a year) do not receive majority support from shareholders, we think that a majority vote standard is reasonable since it will neither result in many failed director elections nor reduce the willingness of qualified, shareholder-focused directors to serve in the future. Further, most directors who fail to receive a majority shareholder vote in favor of their election do not step down, underscoring the need for true majority voting.

We believe that a majority vote standard will likely lead to more attentive directors. Although shareholders only rarely fail to support directors, the occasional majority vote against a director’s election will likely deter the election of directors with a record of ignoring shareholder interests. Glass Lewis will therefore generally support proposals calling for the election of directors by a majority vote, excepting contested director elections.

46 Spencer Stuart Board Index, 2019, p. 15.

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In response to the high level of support majority voting has garnered, many companies have voluntarily taken steps to implement majority voting or modified approaches to majority voting. These steps range from a modified approach requiring directors that receive a majority of withheld votes to resign (i.e., a resignation policy) to actually requiring a majority vote of outstanding shares to elect directors.

We feel that the modified approach does not go far enough because requiring a director to resign is not the same as requiring a majority vote to elect a director and does not allow shareholders a definitive voice in the election process. Further, under the modified approach, the corporate governance committee could reject a resignation and, even if it accepts the resignation, the corporate governance committee decides on the director’s replacement. And since the modified approach is usually adopted as a policy by the board or a board committee, it could be altered by the same board or committee at any time.

CONFLICTING AND EXCLUDED PROPOSALS

SEC Rule 14a-8(i)(9) allows companies to exclude shareholder proposals “if the proposal directly conflicts with one of the company’s own proposals to be submitted to shareholders at the same meeting.” On October 22, 2015, the SEC issued Staff Legal Bulletin No. 14H (“SLB 14H”) clarifying its rule concerning the exclusion of certain shareholder proposals when similar items are also on the ballot. SLB 14H increased the burden on companies to prove to SEC staff that a conflict exists; therefore, many companies still chose to place management proposals alongside similar shareholder proposals in many cases.

During the 2018 proxy season, a new trend in the SEC’s interpretation of this rule emerged. Upon submission of shareholder proposals requesting that companies adopt a lower special meeting threshold, several companies petitioned the SEC for no-action relief under the premise that the shareholder proposals conflicted with management’s own special meeting proposals, even though the management proposals set a higher threshold than those requested by the proponent. No-action relief was granted to these companies; however, the SEC stipulated that the companies must state in the rationale for the management proposals that a vote in favor of management’s proposal was tantamount to a vote against the adoption of a lower special meeting threshold. In certain instances, shareholder proposals to lower an existing special meeting right threshold were excluded on the basis that they conflicted with management proposals seeking to ratify the existing special meeting rights. We find the exclusion of these shareholder proposals to be especially problematic as, in these instances, shareholders are not offered any enhanced shareholder right, nor would the approval (or rejection) of the ratification proposal initiate any type of meaningful change to shareholders’ rights.

In instances where companies have excluded shareholder proposals, such as those instances where special meeting shareholder proposals are excluded as a result of “conflicting” management proposals, Glass Lewis will take a case-by-case approach, taking into account the following issues:

●	The threshold proposed by the shareholder resolution;

●	The threshold proposed or established by management and the attendant rationale for the threshold;

●	Whether management’s proposal is seeking to ratify an existing special meeting right or adopt a bylaw that would establish a special meeting right; and

●	The company’s overall governance profile, including its overall responsiveness to and engagement with shareholders.

Glass Lewis generally favors a 10-15% special meeting right. Accordingly, Glass Lewis will generally recommend voting for management or shareholder proposals that fall within this range. When faced with conflicting proposals, Glass Lewis will generally recommend in favor of the lower special meeting right and will recommend voting against the proposal with the higher threshold. However, in instances where there are conflicting management and shareholder proposals and a company has not established a special meeting right, Glass Lewis may recommend that shareholders vote in favor of the shareholder proposal and that they abstain from a management-proposed bylaw amendment seeking to establish a special meeting right. We believe that an abstention is appropriate in this instance in order to ensure that shareholders are sending a clear signal regarding their preference for the appropriate threshold for a special meeting right, while not directly opposing the establishment of such a right.

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In cases where the company excludes a shareholder proposal seeking a reduced special meeting right by means of ratifying a management proposal that is materially different from the shareholder proposal, we will generally recommend voting against the chair or members of the governance committee.

In other instances of conflicting management and shareholder proposals, Glass Lewis will consider the following:

●	The nature of the underlying issue;

●	The benefit to shareholders of implementing the proposal;

●	The materiality of the differences between the terms of the shareholder proposal and management proposal;

●	The context of a company’s shareholder base, corporate structure and other relevant circumstances; and

●

A company’s overall governance profile and, specifically, its responsiveness to shareholders as evidenced by a company’s response to previous shareholder proposals and its adoption of progressive shareholder rights provisions.

In recent years, we have seen the dynamic nature of the considerations given by the SEC when determining whether companies may exclude certain shareholder proposals. We understand that not all shareholder proposals serve the long-term interests of shareholders, and value and respect the limitations placed on shareholder proponents, as certain shareholder proposals can unduly burden companies. However, Glass Lewis believes that shareholders should be able to vote on issues of material importance.

We view the shareholder proposal process as an important part of advancing shareholder rights and encouraging responsible and financially sustainable business practices. While recognizing that certain proposals cross the line between the purview of shareholders and that of the board, we generally believe that companies should not limit investors’ ability to vote on shareholder proposals that advance certain rights or promote beneficial disclosure. Accordingly, Glass Lewis will make note of instances where a company has successfully petitioned the SEC to exclude shareholder proposals. If after review we believe that the exclusion of a shareholder proposal is detrimental to shareholders, we may, in certain very limited circumstances, recommend against members of the governance committee.

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Transparency and Integrity in Financial Reporting

AUDITOR RATIFICATION

The auditor’s role as gatekeeper is crucial in ensuring the integrity and transparency of the financial information necessary for protecting shareholder value. Shareholders rely on the auditor to ask tough questions and to do a thorough analysis of a company’s books to ensure that the information provided to shareholders is complete, accurate, fair, and that it is a reasonable representation of a company’s financial position. The only way shareholders can make rational investment decisions is if the market is equipped with accurate information about a company’s fiscal health. As stated in the October 6, 2008 Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury:

“The auditor is expected to offer critical and objective judgment on the financial matters under consideration, and actual and perceived absence of conflicts is critical to that expectation. The Committee believes that auditors, investors, public companies, and other market participants must understand the independence requirements and their objectives, and that auditors must adopt a mindset of skepticism when facing situations that may compromise their independence.”

As such, shareholders should demand an objective, competent and diligent auditor who performs at or above professional standards at every company in which the investors hold an interest. Like directors, auditors should be free from conflicts of interest and should avoid situations requiring a choice between the auditor’s interests and the public’s interests. Almost without exception, shareholders should be able to annually review an auditor’s performance and to annually ratify a board’s auditor selection. Moreover, in October 2008, the Advisory Committee on the Auditing Profession went even further, and recommended that “to further enhance audit committee oversight and auditor accountability disclosure in the company proxy statement regarding shareholder ratification [should] include the name(s) of the senior auditing partner(s) staffed on the engagement.”47

On August 16, 2011, the PCAOB issued a Concept Release seeking public comment on ways that auditor independence, objectivity and professional skepticism could be enhanced, with a specific emphasis on mandatory audit firm rotation. The PCAOB convened several public roundtable meetings during 2012 to further discuss such matters. Glass Lewis believes auditor rotation can ensure both the independence of the auditor and the integrity of the audit; we will typically recommend supporting proposals to require auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years), particularly at companies with a history of accounting problems.

On June 1, 2017, the PCAOB adopted new standards to enhance auditor reports by providing additional important information to investors. For companies with fiscal year end dates on or after December 15, 2017, reports were required to include the year in which the auditor began serving consecutively as the company’s auditor. For large accelerated filers with fiscal year ends of June 30, 2019 or later, and for all other companies with fiscal year ends of December 15, 2020 or later, communication of critical audit matters (“CAMs”) will also be required. CAMs are matters that have been communicated to the audit committee, are related to accounts or disclosures that are material to the financial statements, and involve especially challenging, subjective, or complex auditor judgment.

Glass Lewis believes the additional reporting requirements are beneficial for investors. The additional disclosures can provide investors with information that is critical to making an informed judgment about an auditor’s independence and performance. Furthermore, we believe the additional requirements are an important step toward enhancing the relevance and usefulness of auditor reports, which too often are seen as boilerplate compliance documents that lack the relevant details to provide meaningful insight into a particular audit.

47 “Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury.” p. VIII:20, October 6, 2008.

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VOTING RECOMMENDATIONS ON AUDITOR RATIFICATION

We generally support management’s choice of auditor except when we believe the auditor’s independence or audit integrity has been compromised. Where a board has not allowed shareholders to review and ratify an auditor, we typically recommend voting against the audit committee chair. When there have been material restatements of annual financial statements or material weaknesses in internal controls, we usually recommend voting against the entire audit committee.

Reasons why we may not recommend ratification of an auditor include:

1.	When audit fees plus audit-related fees total less than the tax fees and/or other non-audit fees.

2.

Recent material restatements of annual financial statements, including those resulting in the reporting of material weaknesses in internal controls and including late filings by the company where the auditor bears some responsibility for the restatement or late filing.[48]

3.	When the auditor performs prohibited services such as tax-shelter work, tax services for the CEO or CFO, or contingent-fee work, such as a fee based on a percentage of economic benefit to the company.

4.	When audit fees are excessively low, especially when compared with other companies in the same industry.

5.	When the company has aggressive accounting policies.

6.	When the company has poor disclosure or lack of transparency in its financial statements.

7.

Where the auditor limited its liability through its contract with the company or the audit contract requires the corporation to use alternative dispute resolution procedures without adequate justification.

8.	We also look for other relationships or concerns with the auditor that might suggest a conflict between the auditor’s interests and shareholder interests.

9.

In determining whether shareholders would benefit from rotating the company’s auditor, where relevant we will consider factors that may call into question an auditor’s effectiveness, including auditor tenure, a pattern of inaccurate audits, and any ongoing litigation or significant controversies. When Glass Lewis considers ongoing litigation and significant controversies, it is mindful that such matters may involve unadjudicated allegations. Glass Lewis does not assume the truth of such allegations or that the law has been violated. Instead, Glass Lewis focuses more broadly on whether, under the particular facts and circumstances presented, the nature and number of such lawsuits or other significant controversies reflects on the risk profile of the company or suggests that appropriate risk mitigation measures may be warranted.

48 An auditor does not audit interim financial statements. Thus, we generally do not believe that an auditor should be opposed due to a restatement of interim financial statements unless the nature of the misstatement is clear from a reading of the incorrect financial statements.

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PENSION ACCOUNTING ISSUES

A pension accounting question occasionally raised in proxy proposals is what effect, if any, projected returns on employee pension assets should have on a company’s net income. This issue often arises in the executive-compensation context in a discussion of the extent to which pension accounting should be reflected in business performance for purposes of calculating payments to executives.

Glass Lewis believes that pension credits should not be included in measuring income that is used to award performance-based compensation. Because many of the assumptions used in accounting for retirement plans are subject to the company’s discretion, management would have an obvious conflict of interest if pay were tied to pension income. In our view, projected income from pensions does not truly reflect a company’s performance.

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The Link Between Compensation and Performance

Glass Lewis carefully reviews the compensation awarded to senior executives, as we believe that this is an important area in which the board’s priorities are revealed. Glass Lewis strongly believes executive compensation should be linked directly with the performance of the business the executive is charged with managing. We believe the most effective compensation arrangements provide for an appropriate mix of performance-based short- and long-term incentives in addition to fixed pay elements while promoting a prudent and sustainable level of risk-taking.

Glass Lewis believes that comprehensive, timely and transparent disclosure of executive pay is critical to allowing shareholders to evaluate the extent to which pay is aligned with company performance. When reviewing proxy materials, Glass Lewis examines whether the company discloses the performance metrics used to determine executive compensation. We recognize performance metrics must necessarily vary depending on the company and industry, among other factors, and may include a wide variety of financial measures as well as industry-specific performance indicators. However, we believe companies should disclose why the specific performance metrics were selected and how the actions they are designed to incentivize will lead to better corporate performance.

Moreover, it is rarely in shareholders’ interests to disclose competitive data about individual salaries below the senior executive level. Such disclosure could create internal personnel discord that would be counterproductive for the company and its shareholders. While we favor full disclosure for senior executives and we view pay disclosure at the aggregate level (e.g., the number of employees being paid over a certain amount or in certain categories) as potentially useful, we do not believe shareholders need or will benefit from detailed reports about individual management employees other than the most senior executives.

ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY-ON-PAY”)

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) required companies to hold an advisory vote on executive compensation at the first shareholder meeting that occurs six months after enactment of the bill (January 21, 2011).

This practice of allowing shareholders a non-binding vote on a company’s compensation report is standard practice in many non-U.S. countries, and has been a requirement for most companies in the United Kingdom since 2003 and in Australia since 2005. Although say-on-pay proposals are non-binding, a high level of “against” or “abstain” votes indicates substantial shareholder concern about a company’s compensation policies and procedures.

Given the complexity of most companies’ compensation programs, Glass Lewis applies a highly nuanced approach when analyzing advisory votes on executive compensation. We review each company’s compensation on a case-by-case basis, recognizing that each company must be examined in the context of industry, size, maturity, performance, financial condition, its historic pay for performance practices, and any other relevant internal or external factors.

We believe that each company should design and apply specific compensation policies and practices that are appropriate to the circumstances of the company and, in particular, will attract and retain competent executives and other staff, while motivating them to grow the company’s long-term shareholder value.

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Where we find those specific policies and practices serve to reasonably align compensation with performance, and such practices are adequately disclosed, Glass Lewis will recommend supporting the company’s approach. If, however, those specific policies and practices fail to demonstrably link compensation with performance, Glass Lewis will generally recommend voting against the say-on-pay proposal.

Glass Lewis reviews say-on-pay proposals on both a qualitative basis and a quantitative basis, with a focus on several main areas:

●	The overall design and structure of the company’s executive compensation programs including selection and challenging nature of performance metrics;

●	The implementation and effectiveness of the company’s executive compensation programs including pay mix and use of performance metrics in determining pay levels;

●	The quality and content of the company’s disclosure;

●	The quantum paid to executives; and

●	The link between compensation and performance as indicated by the company’s current and past pay-for-performance grades.

We also review any significant changes or modifications, including post fiscal year end changes and one-time awards, particularly where the changes touch upon issues that are material to Glass Lewis recommendations.

SAY-ON-PAY VOTING RECOMMENDATIONS

In cases where we find deficiencies in a company’s compensation program’s design, implementation or management, we will recommend that shareholders vote against the say-on-pay proposal. Generally such instances include evidence of a pattern of poor pay-for-performance practices (i.e., deficient or failing pay-for-performance grades), unclear or questionable disclosure regarding the overall compensation structure (e.g., limited information regarding benchmarking processes, limited rationale for bonus performance metrics and targets, etc.), questionable adjustments to certain aspects of the overall compensation structure (e.g., limited rationale for significant changes to performance targets or metrics, the payout of guaranteed bonuses or sizable retention grants, etc.), and/or other egregious compensation practices.

Although not an exhaustive list, the following issues when weighed together may cause Glass Lewis to recommend voting against a say-on-pay vote:

●	Inappropriate or outsized self-selected peer groups and/or benchmarking issues such as compensation targets set well above self-selected peers;

●	Egregious or excessive bonuses, equity awards or severance payments, including golden handshakes and golden parachutes;

●	Insufficient response to low shareholder support;

●	Problematic contractual payments, such as guaranteed bonuses;

●	Targeting overall levels of compensation at higher than median without adequate justification;

●	Performance targets not sufficiently challenging, and/or providing for high potential payouts;

●	Performance targets lowered without justification;

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 ●      Discretionary bonuses paid when short- or long-term incentive plan targets were not met;

 ●      Executive pay high relative to peers not justified by outstanding company performance; and

 ●      The terms of the long-term incentive plans are inappropriate (please see “Long-Term Incentives”).

The aforementioned issues may also influence Glass Lewis’ assessment of the structure of a company’s compensation program. We evaluate structure on a “Good, Fair, Poor” rating scale whereby a “Good” rating represents a compensation program with little to no concerns, a “Fair” rating represents a compensation program with some concerns and a “Poor” rating represents a compensation program that deviates significantly from best practice or contains one or more egregious compensation practices.

We believe that it is important for companies to provide investors with clear and complete disclosure of all the significant terms of compensation arrangements. Similar to structure, we evaluate disclosure on a “Good, Fair, Poor” rating scale whereby a “Good” rating represents a thorough discussion of all elements of compensation, a “Fair” rating represents an adequate discussion of all or most elements of compensation and a “Poor” rating represents an incomplete or absent discussion of compensation. In instances where a company has simply failed to provide sufficient disclosure of its policies, we may recommend shareholders vote against this proposal solely on this basis, regardless of the appropriateness of compensation levels.

In general, most companies will fall within the “Fair” range for both structure and disclosure, and Glass Lewis largely uses the “Good” and “Poor” ratings to highlight outliers.

Where we identify egregious compensation practices, we may also recommend voting against the compensation committee based on the practices or actions of its members during the year. Such practices may include: approving large one-off payments, the inappropriate, unjustified use of discretion, or sustained poor pay for performance practices.

COMPANY RESPONSIVENESS

For companies that receive a significant level of shareholder opposition (20% or greater) to the say-on-pay proposal at the previous annual meeting, we believe the board should demonstrate some level of engagement and responsiveness to the shareholder concerns behind the discontent, particularly in response to shareholder feedback.

While we recognize that sweeping changes cannot be made to a compensation program without due consideration, and that often a majority of shareholders may have voted in favor of the proposal, given that the average approval rate for say-on-pay proposals is about 90%, we believe the compensation committee should provide some level of response to a significant vote against. In general, our expectations regarding the minimum appropriate levels of responsiveness will correspond with the level of shareholder opposition, as expressed both through the magnitude of opposition in a single year, and through the persistence of shareholder discontent over time.

Responses we consider appropriate include engaging with large shareholders to identify their concerns, and, where reasonable, implementing changes that directly address those concerns within the company’s compensation program. In the absence of any evidence that the board is actively engaging shareholders on these issues and responding accordingly, we may recommend holding compensation committee members accountable for failing to adequately respond to shareholder opposition. Regarding such recommendations, careful consideration will be given to the level of shareholder protest and the severity and history of compensation.

PAY FOR PERFORMANCE

Glass Lewis believes an integral part of a well-structured compensation package is a successful link between pay and performance. Our proprietary pay-for-performance model was developed to better evaluate the link between pay and performance. Generally, compensation and performance are measured against a peer group of appropriate companies that may overlap, to a certain extent, with a company’s self-disclosed peers. This quantitative analysis provides a consistent framework and historical context for our clients to determine how well companies link executive compensation to relative performance. Companies that demonstrate a weaker link are more likely to receive a negative recommendation; however, other qualitative factors such as overall incentive structure, significant forthcoming changes to the compensation program or reasonable long-term payout levels may mitigate our concerns to a certain extent.

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While we assign companies a letter grade of A, B, C, D or F based on the alignment between pay and performance, the grades derived from the Glass Lewis pay-for-performance analysis do not follow the traditional U.S. school letter grade system. Rather, the grades are generally interpreted as follows:

A.  The company’s percentile rank for pay is significantly less than its percentile rank for performance

B.  The company’s percentile rank for pay is moderately less than its percentile rank for performance

C.  The company’s percentile rank for pay is approximately aligned with its percentile rank for performance

D.  The company’s percentile rank for pay is higher than its percentile rank for performance

F.   The company’s percentile rank for pay is significantly higher than its percentile rank for performance

For the avoidance of confusion, the above grades encompass the relationship between a company’s percentile rank for pay and its percentile rank in performance. Separately, a specific comparison between the company’s executive pay and its peers’ executive pay levels is discussed in the analysis for additional insight into the grade. Likewise, a specific comparison between the company’s performance and its peers’ performance is reflected in the analysis for further context.

We also use this analysis to inform our voting decisions on say-on-pay proposals. As such, if a company receives a “D” or “F” from our proprietary model, we are more likely to recommend that shareholders vote against the say-on-pay proposal. However, other qualitative factors such as an effective overall incentive structure, the relevance of selected performance metrics, significant forthcoming enhancements or reasonable long-term payout levels may give us cause to recommend in favor of a proposal even when we have identified a disconnect between pay and performance.

In determining the peer groups used in our A-F pay-for-performance letter grades, Glass Lewis utilizes a proprietary methodology that considers both country-based and sector-based peers, along with each company’s network of self-disclosed peers. Each component is considered on a weighted basis and is subject to size-based ranking and screening. The peer groups used are provided to Glass Lewis by CGLytics based on Glass Lewis’ methodology and using CGLytics’ data.

Selecting an appropriate peer group to analyze a company’s compensation program is a subjective determination, requiring significant judgment and on which there is not a “correct” answer. Since the peer group used is based on an independent, proprietary technique, it will often differ from the one used by the company which, in turn, will affect the resulting analyses. While Glass Lewis believes that the independent, rigorous methodology it uses provides a valuable perspective on the company’s compensation program, the company’s self-selected peer group is also presented in the proxy paper research report for comparative purposes.

SHORT-TERM INCENTIVES

A short-term bonus or incentive (“STI”) should be demonstrably tied to performance. Whenever possible, we believe a mix of corporate and individual performance measures is appropriate. We would normally expect performance measures for STIs to be based on company-wide or divisional financial measures as well as non-financial factors such as those related to safety, environmental issues, and customer satisfaction. While we recognize that companies operating in different sectors or markets may seek to utilize a wide range of metrics, we expect such measures to be appropriately tied to a company’s business drivers.

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Further, the threshold, target and potential maximum performance and corresponding payout levels that can be achieved under STI plans should be disclosed. Shareholders should expect stretching performance targets for the maximum award to be achieved. Any increase in the potential target and maximum award should be clearly justified to shareholders, as should any decrease in target and maximum performance levels from the previous year.

Glass Lewis recognizes that disclosure of some measures or performance targets may include commercially confidential information. Therefore, we believe it may be reasonable to exclude such information in some cases as long as the company provides sufficient justification for non-disclosure. However, where a short-term bonus has been paid, companies should disclose the extent to which performance has been achieved against relevant targets, including disclosure of the actual target achieved.

Where management has received significant STIs but short-term performance over the previous year prima facie appears to be poor or negative, we believe the company should provide a clear explanation of why these significant short-term payments were made. We also believe any significant changes to the program structure should be accompanied by rationalizing disclosure. Further, where a company has applied upward discretion, which includes lowering goals mid-year, increasing calculated payouts or retroactively pro-rating performance periods, we expect a robust discussion of why the decision was necessary. In addition, we believe that where companies use non-GAAP or bespoke metrics, clear reconciliations between these figures and GAAP figures in audited financial statement should be provided.

Given the pervasiveness of non-formulaic plans in this market, we do not generally recommend against a pay program on this basis alone. If a company has chosen to rely primarily on a subjective assessment or the board’s discretion in determining short-term bonuses, we believe that the proxy statement should provide a meaningful discussion of the board’s rationale in determining the bonuses paid as well as a rationale for the use of a non-formulaic mechanism. Particularly where the aforementioned disclosures are substantial and satisfactory, such a structure will not provoke serious concern in our analysis on its own. However, in conjunction with other significant issues in a program’s design or operation, such as a disconnect between pay and performance, the absence of a cap on payouts, or a lack of performance-based long-term awards, the use of a non-formulaic bonus may help drive a negative recommendation.

LONG-TERM INCENTIVES

Glass Lewis recognizes the value of equity-based incentive programs, which are often the primary long-term incentive for executives. When used appropriately, they can provide a vehicle for linking an executive’s pay to company performance, thereby aligning their interests with those of shareholders. In addition, equity-based compensation can be an effective way to attract, retain and motivate key employees.

There are certain elements that Glass Lewis believes are common to most well-structured long-term incentive (“LTI”) plans. These include:

●	No re-testing or lowering of performance conditions;

●	Performance metrics that cannot be easily manipulated by management;

●	Two or more performance metrics;

●	At least one relative performance metric that compares the company’s performance to a relevant peer group or index;

●	Performance periods of at least three years;

●	Stretching metrics that incentivize executives to strive for outstanding performance while not encouraging excessive risk-taking;

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●	Individual award limits expressed as a percentage of base salary; and

●	Equity granting practices that are clearly disclosed.

In evaluating long-term incentive grants, Glass Lewis generally believes that a significant portion of the grant should consist of performance-based awards, putting a portion of executive compensation at-risk and demonstrably linked to the performance of the company. While we will consistently raise concern with programs that do not meet this criterion, we may refrain from a negative recommendation in the absence of other significant issues with the program’s design or operation. However, in cases where performance-based awards are significantly rolled back or eliminated from a company’s long-term incentive plan, such decisions will generally be viewed negatively outside of exceptional circumstances, and may lead to a recommendation against the proposal.

Performance measures should be carefully selected and should relate to the specific business/industry in which the company operates and, especially, to the key value drivers of the company’s business. As with shortterm incentive plans, the basis for any adjustments to metrics or results should be clearly explained, as should any use of upward discretion and any significant changes to the performance program structure.

While cognizant of the inherent complexity of certain performance metrics, Glass Lewis generally believes that measuring a company’s performance with multiple metrics serves to provide a more complete picture of the company’s performance than a single metric; further, reliance on just one metric may focus too much management attention on a single target and is therefore more susceptible to manipulation. When utilized for relative measurements, external benchmarks such as a sector index or peer group should be disclosed and transparent. The rationale behind the selection of a specific index or peer group should also be disclosed. Internal performance benchmarks should also be disclosed and transparent, unless a cogent case for confidentiality is made and fully explained. Similarly, actual performance and vesting levels for previous grants earned during the fiscal year should be disclosed.

We also believe shareholders should evaluate the relative success of a company’s compensation programs, particularly with regard to existing equity-based incentive plans, in linking pay and performance when evaluating potential changes to LTI plans and determining the impact of additional stock awards. We will therefore review the company’s pay-for-performance grade (see below for more information) and specifically the proportion of total compensation that is stock-based.

GRANTS OF FRONT-LOADED AWARDS

Many U.S. companies have chosen to provide large grants, usually in the form of equity awards, that are intended to serve as compensation for multiple years. This practice, often called front-loading, is taken up either in the regular course of business or as a response to specific business conditions and with a predetermined objective. We believe shareholders should generally be wary of this approach, and we accordingly weigh these grants with particular scrutiny.

While the use of front-loaded awards is intended to lock-in executive service and incentives, the same rigidity also raises the risk of effectively tying the hands of the compensation committee. As compared with a more responsive annual granting schedule program, front-loaded awards may preclude improvements or changes to reflect evolving business strategies. The considerable emphasis on a single grant can place intense pressures on every facet of its design, amplifying any potential perverse incentives and creating greater room for unintended consequences. In particular, provisions around changes of control or separations of service must ensure that executives do not receive excessive payouts that do not reflect shareholder experience or company performance.

We consider a company’s rationale for granting awards under this structure and also expect any front-loaded awards to include a firm commitment not to grant additional awards for a defined period, as is commonly associated with this practice. Even when such a commitment is provided, unexpected circumstances may lead the board to make additional payments or awards for retention purposes, or to incentivize management towards more realistic goals or a revised strategy. If a company breaks its commitment not to grant further awards, we may recommend against the pay program unless a convincing rationale is provided.

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The multiyear nature of these awards generally lends itself to significantly higher compensation figures in the year of grant than might otherwise be expected. In our qualitative analysis of the grants of front-loaded awards to executives, Glass Lewis considers the quantum of the award on an annualized basis, rather than the lump sum, and may compare this result to prior practice and peer data, among other benchmarks.

ONE-TIME AWARDS

Glass Lewis believes shareholders should generally be wary of awards granted outside of the standard incentive schemes, as such awards have the potential to undermine the integrity of a company’s regular incentive plans or the link between pay and performance, or both. We generally believe that if the existing incentive programs fail to provide adequate incentives to executives, companies should redesign their compensation programs rather than make additional grants.

However, we recognize that in certain circumstances, additional incentives may be appropriate. In these cases, companies should provide a thorough description of the awards, including a cogent and convincing explanation of their necessity and why existing awards do not provide sufficient motivation. Further, such awards should be tied to future service and performance whenever possible.

Additionally, we believe companies making supplemental or one-time awards should also describe if and how the regular compensation arrangements will be affected by these additional grants. In reviewing a company’s use of supplemental awards, Glass Lewis will evaluate the terms and size of the grants in the context of the company’s overall incentive strategy and granting practices, as well as the current operating environment.

CONTRACTUAL PAYMENTS AND ARRANGEMENTS

Beyond the quantum of contractual payments, Glass Lewis will also consider the design of any entitlements. Certain executive employment terms may help to drive a negative recommendation, including, but not limited to:

●    Excessively broad change in control triggers;

●    Inappropriate severance entitlements;

●    Inadequately explained or excessive sign-on arrangements;

●    Guaranteed bonuses (especially as a multiyear occurrence); and

●    Failure to address any concerning practices in amended employment agreements.

In general, we are wary of terms that are excessively restrictive in favor of the executive, or that could potentially incentivize behaviors that are not in a company’s best interest.

SIGN-ON AWARDS AND SEVERANCE BENEFITS

We acknowledge that there may be certain costs associated with transitions at the executive level. In evaluating the size of severance and sign-on arrangements, we may consider the executive’s regular target compensation level, or the sums paid to other executives (including the recipient’s predecessor, where applicable) in evaluating the appropriateness of such an arrangement.

We believe sign-on arrangements should be clearly disclosed and accompanied by a meaningful explanation of the payments and the process by which the amounts were reached. Further, the details of and basis for any “make-whole” payments (paid as compensation for awards forfeited from a previous employer) should be provided.

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With respect to severance, we believe companies should abide by predetermined payouts in most circumstances. While in limited circumstances some deviations may not be inappropriate, we believe shareholders should be provided with a meaningful explanation of any additional or increased benefits agreed upon outside of regular arrangements.

In the U.S. market, most companies maintain severance entitlements based on a multiple of salary and, in many cases, bonus. In almost all instances we see, the relevant multiple is three or less, even in the case of a change in control. We believe the basis and total value of severance should be reasonable and should not exceed the upper limit of general market practice. We consider the inclusion of long-term incentives in cash severance calculations to be inappropriate, particularly given the commonality of accelerated vesting and the proportional weight of long-term incentives as a component of total pay. Additional considerations, however, will be accounted for when reviewing atypically structured compensation approaches.

CHANGE IN CONTROL

Glass Lewis considers double-trigger change in control arrangements, which require both a change in control and termination or constructive termination, to be best practice. Any arrangement that is not explicitly double-trigger may be considered a single-trigger or modified single-trigger arrangement.

Further, we believe that excessively broad definitions of change in control are potentially problematic as they may lead to situations where executives receive additional compensation where no meaningful change in status or duties has occurred.

EXCISE TAX GROSS-UPS

Among other entitlements, Glass Lewis is strongly opposed to excise tax gross-ups related to IRC § 4999 and their expansion, especially where no consideration is given to the safe harbor limit. We believe that under no normal circumstance is the inclusion of excise tax gross-up provisions in new agreements or the addition of such provisions to amended agreements acceptable. In consideration of the fact that minor increases in change-in-control payments can lead to disproportionately large excise taxes, the potential negative impact of tax gross-ups far outweighs any retentive benefit.

Depending on the circumstances, the addition of new gross-ups around this excise tax particularly may lead to negative recommendations for a company’s say-on-pay proposal, the chair of the compensation committee, or the entire committee, particularly in cases where a company had committed not to provide any such entitlements in the future. For situations in which the addition of new excise tax gross ups will be provided in connection with a specific change-in-control transaction, this policy may be applied to the say-on-pay proposal, the golden parachute proposal and recommendations related to the compensation committee for all involved corporate parties, as appropriate.

AMENDED EMPLOYMENT AGREEMENTS

Any contractual arrangements providing for problematic pay practices which are not addressed in materially amended employment agreements will potentially be viewed by Glass Lewis as a missed opportunity on the part of the company to align its policies with current best practices. Such problematic pay practices include, but are not limited to, excessive change in control entitlements, modified single-trigger change in control entitlements, excise tax gross-ups, and multi-year guaranteed awards.

RECOUPMENT PROVISIONS (“CLAWBACKS”)

Section 954 of the Dodd-Frank Act requires the SEC to create a rule requiring listed companies to adopt policies for recouping certain compensation during a three-year look-back period. The rule is more stringent than Section 304 of the Sarbanes-Oxley Act and applies to incentive-based compensation paid to current or former executives in the case of a financial restatement — specifically, the recoupment provision applies in cases where the company is required to prepare an accounting restatement due to erroneous data resulting from material non-compliance with any financial reporting requirements under the securities laws. Although the SEC has yet to finalize the relevant rules, we believe it is prudent for boards to adopt detailed bonus recoupment policies that go beyond Section 304 of the Sarbanes-Oxley Act to prevent executives from retaining performance-based awards that were not truly earned.

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We are increasingly focusing attention on the specific terms of recoupment policies beyond whether a company maintains a clawback that simply satisfies the minimum legal requirements. We believe that clawbacks should be triggered, at a minimum, in the event of a restatement of financial results or similar revision of performance indicators upon which bonuses were based. Such policies allow the board to review all performance-related bonuses and awards made to senior executives during a specified lookback period and, to the extent feasible, allow the company to recoup such bonuses where appropriate. Notwithstanding the foregoing, in cases where a company maintains only a bare-minimum clawback, the absence of more expansive recoupment tools may inform our overall view of the compensation program.

HEDGING OF STOCK

Glass Lewis believes that the hedging of shares by executives in the shares of the companies where they are employed severs the alignment of interests of the executive with shareholders. We believe companies should adopt strict policies to prohibit executives from hedging the economic risk associated with their share ownership in the company.

PLEDGING OF STOCK

Glass Lewis believes that shareholders should examine the facts and circumstances of each company rather than apply a one-size-fits-all policy regarding employee stock pledging. Glass Lewis believes that shareholders benefit when employees, particularly senior executives have “skin-in-the-game” and therefore recognizes the benefits of measures designed to encourage employees to both buy shares out of their own pocket and to retain shares they have been granted; blanket policies prohibiting stock pledging may discourage executives and employees from doing either.

However, we also recognize that the pledging of shares can present a risk that, depending on a host of factors, an executive with significant pledged shares and limited other assets may have an incentive to take steps to avoid a forced sale of shares in the face of a rapid stock price decline. Therefore, to avoid substantial losses from a forced sale to meet the terms of the loan, the executive may have an incentive to boost the stock price in the short term in a manner that is unsustainable, thus hurting shareholders in the long-term. We also recognize concerns regarding pledging may not apply to less senior employees, given the latter group’s significantly more limited influence over a company’s stock price. Therefore, we believe that the issue of pledging shares should be reviewed in that context, as should polices that distinguish between the two groups.

Glass Lewis believes that the benefits of stock ownership by executives and employees may outweigh the risks of stock pledging, depending on many factors. As such, Glass Lewis reviews all relevant factors in evaluating proposed policies, limitations and prohibitions on pledging stock, including:

●	The number of shares pledged;

●	The percentage executives’ pledged shares are of outstanding shares;

●	The percentage executives’ pledged shares are of each executive’s shares and total assets;

●	Whether the pledged shares were purchased by the employee or granted by the company;

●	Whether there are different policies for purchased and granted shares;

●	Whether the granted shares were time-based or performance-based;

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●	The overall governance profile of the company;

●	The volatility of the company’s stock (in order to determine the likelihood of a sudden stock price drop);

●	The nature and cyclicality, if applicable, of the company’s industry;

●	The participation and eligibility of executives and employees in pledging;

●	The company’s current policies regarding pledging and any waiver from these policies for employees and executives; and

●	Disclosure of the extent of any pledging, particularly among senior executives.

COMPENSATION CONSULTANT INDEPENDENCE

As mandated by Section 952 of the Dodd-Frank Act, as of January 11, 2013, the SEC approved new listing requirements for both the NYSE and NASDAQ which require compensation committees to consider six factors (https://www.sec.gov/rules/final/2012/33-9330.pdf, p.31-32) in assessing compensation advisor independence. According to the SEC, “no one factor should be viewed as a determinative factor.” Glass Lewis believes this six-factor assessment is an important process for every compensation committee to undertake but believes companies employing a consultant for board compensation, consulting and other corporate services should provide clear disclosure beyond just a reference to examining the six points, in order to allow shareholders to review the specific aspects of the various consultant relationships.

We believe compensation consultants are engaged to provide objective, disinterested, expert advice to the compensation committee. When the consultant or its affiliates receive substantial income from providing other services to the company, we believe the potential for a conflict of interest arises and the independence of the consultant may be jeopardized. Therefore, Glass Lewis will, when relevant, note the potential for a conflict of interest when the fees paid to the advisor or its affiliates for other services exceeds those paid for compensation consulting.

CEO PAY RATIO

As mandated by Section 953(b) of the Dodd-Frank Wall Street Consumer and Protection Act, beginning in 2018, issuers will be required to disclose the median annual total compensation of all employees except the CEO, the total annual compensation of the CEO or equivalent position, and the ratio between the two amounts. Glass Lewis will display the pay ratio as a data point in our Proxy Papers, as available. While we recognize that the pay ratio has the potential to provide additional insight when assessing a company’s pay practices, at this time it will not be a determinative factor in our voting recommendations.

FREQUENCY OF SAY-ON-PAY

The Dodd-Frank Act also requires companies to allow shareholders a non-binding vote on the frequency of say-on-pay votes, i.e. every one, two or three years. Additionally, Dodd-Frank requires companies to hold such votes on the frequency of say-on-pay votes at least once every six years.

We believe companies should submit say-on-pay votes to shareholders every year. We believe that the time and financial burdens to a company with regard to an annual vote are relatively small and incremental and are outweighed by the benefits to shareholders through more frequent accountability. Implementing biannual or triennial votes on executive compensation limits shareholders’ ability to hold the board accountable for its compensation practices through means other than voting against the compensation committee. Unless a company provides a compelling rationale or unique circumstances for say-on-pay votes less frequent than annually, we will generally recommend that shareholders support annual votes on compensation.

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VOTE ON GOLDEN PARACHUTE ARRANGEMENTS

The Dodd-Frank Act also requires companies to provide shareholders with a separate non-binding vote on approval of golden parachute compensation arrangements in connection with certain change-in-control transactions. However, if the golden parachute arrangements have previously been subject to a say-on-pay vote which shareholders approved, then this required vote is waived.

Glass Lewis believes the narrative and tabular disclosure of golden parachute arrangements benefits all shareholders. Glass Lewis analyzes each golden parachute arrangement on a case-by-case basis, taking into account, among other items: the nature of the change-in-control transaction, the ultimate value of the payments particularly compared to the value of the transaction, any excise tax gross-up obligations, the tenure and position of the executives in question before and after the transaction, any new or amended employment agreements entered into in connection with the transaction, and the type of triggers involved (i.e., single vs. double). In cases where new problematic features, such as excise tax gross-up obligations, are introduced in a golden parachute proposal, such features may contribute to a negative recommendation not only for the golden parachute proposal under review, but for the next say-on-pay proposal of any involved corporate parties, as well as recommendations against their compensation committee as appropriate.

EQUITY-BASED COMPENSATION PLAN PROPOSALS

We believe that equity compensation awards, when not abused, are useful for retaining employees and providing an incentive for them to act in a way that will improve company performance. Glass Lewis recognizes that equity-based compensation plans are critical components of a company’s overall compensation program and we analyze such plans accordingly based on both quantitative and qualitative factors.

Our quantitative analysis assesses the plan’s cost and the company’s pace of granting utilizing a number of different analyses, comparing the program with absolute limits we believe are key to equity value creation and with a carefully chosen peer group. In general, our model seeks to determine whether the proposed plan is either absolutely excessive or is more than one standard deviation away from the average plan for the peer group on a range of criteria, including dilution to shareholders and the projected annual cost relative to the company’s financial performance. Each of the analyses (and their constituent parts) is weighted and the plan is scored in accordance with that weight.

We compare the program’s expected annual expense with the business’s operating metrics to help determine whether the plan is excessive in light of company performance. We also compare the plan’s expected annual cost to the enterprise value of the firm rather than to market capitalization because the employees, managers and directors of the firm contribute to the creation of enterprise value but not necessarily market capitalization (the biggest difference is seen where cash represents the vast majority of market capitalization). Finally, we do not rely exclusively on relative comparisons with averages because, in addition to creeping averages serving to inflate compensation, we believe that some absolute limits are warranted.

We then consider qualitative aspects of the plan such as plan administration, the method and terms of exercise, repricing history, express or implied rights to reprice, and the presence of evergreen provisions. We also closely review the choice and use of, and difficulty in meeting, the awards’ performance metrics and targets, if any. We believe significant changes to the terms of a plan should be explained for shareholders and clearly indicated. Other factors such as a company’s size and operating environment may also be relevant in assessing the severity of concerns or the benefits of certain changes. Finally, we may consider a company’s executive compensation practices in certain situations, as applicable.

We evaluate equity plans based on certain overarching principles:

●	Companies should seek more shares only when needed;

●	Requested share amounts should be small enough that companies seek shareholder approval every three to four years (or more frequently);

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●	If a plan is relatively expensive, it should not grant options solely to senior executives and board members;

●	Dilution of annual net share count or voting power, along with the “overhang” of incentive plans, should be limited;

●	Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and should be in line with the peer group;

●	The expected annual cost of the plan should be proportional to the business’s value;

●	The intrinsic value that option grantees received in the past should be reasonable compared with the business’s financial results;

●	Plans should not permit re-pricing of stock options;

●	Plans should not contain excessively liberal administrative or payment terms;

●	Plans should not count shares in ways that understate the potential dilution, or cost, to common shareholders. This refers to “inverse” full-value award multipliers;

●	Selected performance metrics should be challenging and appropriate, and should be subject to relative performance measurements; and

●	Stock grants should be subject to minimum vesting and/or holding periods sufficient to ensure sustainable performance and promote retention.

OPTION EXCHANGES AND REPRICING

Glass Lewis is generally opposed to the repricing of employee and director options regardless of how it is accomplished. Employees should have some downside risk in their equity-based compensation program and repricing eliminates any such risk. As shareholders have substantial risk in owning stock, we believe that the equity compensation of employees and directors should be similarly situated to align their interests with those of shareholders. We believe this will facilitate appropriate risk- and opportunity-taking for the company by employees.

We are concerned that option grantees who believe they will be “rescued” from underwater options will be more inclined to take unjustifiable risks. Moreover, a predictable pattern of repricing or exchanges substantially alters a stock option’s value because options that will practically never expire deeply out of the money are worth far more than options that carry a risk of expiration.

In short, repricings and option exchange programs change the bargain between shareholders and employees after the bargain has been struck.

There is one circumstance in which a repricing or option exchange program may be acceptable: if macroeconomic or industry trends, rather than specific company issues, cause a stock’s value to decline dramatically and the repricing is necessary to motivate and retain employees. In viewing the company’s stock decline as part of a larger trend, we would expect the impact to approximately reflect the market or industry price decline in terms of timing and magnitude. In this circumstance, we think it fair to conclude that option grantees may be suffering from a risk that was not foreseeable when the original “bargain” was struck. In such a scenario, we may opt to support a repricing or option exchange program only if sufficient conditions are met. We generally require the following criteria to be true:

●    Officers and board members cannot participate in the program; and

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●     The exchange is value-neutral or value-creative to shareholders using very conservative assumptions.

In our evaluation of the appropriateness of the program design, we also consider the inclusion of the following features:

●	The vesting requirements on exchanged or repriced options are extended beyond one year;

●

Shares reserved for options that are reacquired in an option exchange will permanently retire (i.e., will not be available for future grants) so as to prevent additional shareholder dilution in the future; and

●	Management and the board make a cogent case for needing to motivate and retain existing employees, such as being in a competitive employment market.

OPTION BACKDATING, SPRING-LOADING AND BULLET-DODGING

Glass Lewis views option backdating, and the related practices of spring-loading and bullet-dodging, as egregious actions that warrant holding the appropriate management and board members responsible. These practices are similar to re-pricing options and eliminate much of the downside risk inherent in an option grant that is designed to induce recipients to maximize shareholder return.

Backdating an option is the act of changing an option’s grant date from the actual grant date to an earlier date when the market price of the underlying stock was lower, resulting in a lower exercise price for the option. Since 2006, Glass Lewis has identified over 270 companies that have disclosed internal or government investigations into their past stock-option grants.

Spring-loading is granting stock options while in possession of material, positive information that has not been disclosed publicly. Bullet-dodging is delaying the grants of stock options until after the release of material, negative information. This can allow option grants to be made at a lower price either before the release of positive news or following the release of negative news, assuming the stock’s price will move up or down in response to the information. This raises a concern similar to that of insider trading, or the trading on material non-public information.

The exercise price for an option is determined on the day of grant, providing the recipient with the same market risk as an investor who bought shares on that date. However, where options were backdated, the executive or the board (or the compensation committee) changed the grant date retroactively. The new date may be at or near the lowest price for the year or period. This would be like allowing an investor to look back and select the lowest price of the year at which to buy shares.

A 2006 study of option grants made between 1996 and 2005 at 8,000 companies found that option backdating can be an indication of poor internal controls. The study found that option backdating was more likely to occur at companies without a majority independent board and with a long-serving CEO; both factors, the study concluded, were associated with greater CEO influence on the company’s compensation and governance practices.49

Where a company granted backdated options to an executive who is also a director, Glass Lewis will recommend voting against that executive/director, regardless of who decided to make the award. In addition, Glass Lewis will recommend voting against those directors who either approved or allowed the backdating. Glass Lewis feels that executives and directors who either benefited from backdated options or authorized the practice have failed to act in the best interests of shareholders.

Given the severe tax and legal liabilities to the company from backdating, Glass Lewis will consider recommending voting against members of the audit committee who served when options were backdated, a restatement occurs, material weaknesses in internal controls exist and disclosures indicate there was a lack of documentation. These committee members failed in their responsibility to ensure the integrity of the company’s financial reports.

49 Lucian Bebchuk, Yaniv Grinstein and Urs Peyer. “LUCKY CEOs.” November, 2006.

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When a company has engaged in spring-loading or bullet-dodging, Glass Lewis will consider recommending voting against the compensation committee members where there has been a pattern of granting options at or near historic lows. Glass Lewis will also recommend voting against executives serving on the board who benefited from the spring-loading or bullet-dodging.

DIRECTOR COMPENSATION PLANS

Glass Lewis believes that non-employee directors should receive reasonable and appropriate compensation for the time and effort they spend serving on the board and its committees. However, a balance is required. Fees should be competitive in order to retain and attract qualified individuals, but excessive fees represent a financial cost to the company and potentially compromise the objectivity and independence of non-employee directors. We will consider recommending support for compensation plans that include option grants or other equity-based awards that help to align the interests of outside directors with those of shareholders. However, to ensure directors are not incentivized in the same manner as executives but rather serve as a check on imprudent risk-taking in executive compensation plan design, equity grants to directors should not be performance-based. Where an equity plan exclusively or primarily covers non-employee directors as participants, we do not believe that the plan should provide for performance-based awards in any capacity.

When non-employee director equity grants are covered by the same equity plan that applies to a company’s broader employee base, we will use our proprietary model and analyst review of this model to guide our voting recommendations. If such a plan broadly allows for performance-based awards to directors or explicitly provides for such grants, we may recommend against the overall plan on this basis, particularly if the company has granted performance-based awards to directors in past.

EMPLOYEE STOCK PURCHASE PLANS

Glass Lewis believes that employee stock purchase plans (“ESPPs”) can provide employees with a sense of ownership in their company and help strengthen the alignment between the interests of employees and shareholders. We evaluate ESPPs by assessing the expected discount, purchase period, expected purchase activity (if previous activity has been disclosed) and whether the plan has a “lookback” feature. Except for the most extreme cases, Glass Lewis will generally support these plans given the regulatory purchase limit of $25,000 per employee per year, which we believe is reasonable. We also look at the number of shares requested to see if a ESPP will significantly contribute to overall shareholder dilution or if shareholders will not have a chance to approve the program for an excessive period of time. As such, we will generally recommend against ESPPs that contain “evergreen” provisions that automatically increase the number of shares available under the ESPP each year.

EXECUTIVE COMPENSATION TAX DEDUCTIBILITY — AMENDMENT TO IRC 162(M)

The “Tax Cut and Jobs Act” had significant implications on Section 162(m) of the Internal Revenue Code, a provision that allowed companies to deduct compensation in excess of $1 million for the CEO and the next three most highly compensated executive officers, excluding the CFO, if the compensation is performance-based and is paid under shareholder-approved plans. Glass Lewis does not generally view amendments to equity plans and changes to compensation programs in response to the elimination of tax deductions under 162(m) as problematic. This specifically holds true if such modifications contribute to the maintenance of a sound performance-based compensation program.

As grandfathered contracts may continue to be eligible for tax deductions under the transition rule for Section 162(m), companies may therefore submit incentive plans for shareholder approval to take of advantage of the tax deductibility afforded under 162(m) for certain types of compensation.

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We believe the best practice for companies is to provide robust disclosure to shareholders so that they can make fully-informed judgments about the reasonableness of the proposed compensation plan. To allow for meaningful shareholder review, we prefer that disclosure should include specific performance metrics, a maximum award pool, and a maximum award amount per employee. We also believe it is important to analyze the estimated grants to see if they are reasonable and in line with the company’s peers.

We typically recommend voting against a 162(m) proposal where: (i) a company fails to provide at least a list of performance targets; (ii) a company fails to provide one of either a total maximum or an individual maximum; or (iii) the proposed plan or individual maximum award limit is excessive when compared with the plans of the company’s peers.

The company’s record of aligning pay with performance (as evaluated using our proprietary pay-for-performance model) also plays a role in our recommendation. Where a company has a record of setting reasonable pay relative to business performance, we generally recommend voting in favor of a plan even if the plan caps seem large relative to peers because we recognize the value in special pay arrangements for continued exceptional performance.

As with all other issues we review, our goal is to provide consistent but contextual advice given the specifics of the company and ongoing performance. Overall, we recognize that it is generally not in shareholders’ best interests to vote against such a plan and forgo the potential tax benefit since shareholder rejection of such plans will not curtail the awards; it will only prevent the tax deduction associated with them.

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Governance Structure and the Shareholder Franchise

ANTI-TAKEOVER MEASURES

POISON PILLS (SHAREHOLDER RIGHTS PLANS)

Glass Lewis believes that poison pill plans are not generally in shareholders’ best interests. They can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock. Typically we recommend that shareholders vote against these plans to protect their financial interests and ensure that they have an opportunity to consider any offer for their shares, especially those at a premium.

We believe boards should be given wide latitude in directing company activities and in charting the company’s course. However, on an issue such as this, where the link between the shareholders’ financial interests and their right to consider and accept buyout offers is substantial, we believe that shareholders should be allowed to vote on whether they support such a plan’s implementation. This issue is different from other matters that are typically left to board discretion. Its potential impact on and relation to shareholders is direct and substantial. It is also an issue in which management interests may be different from those of shareholders; thus, ensuring that shareholders have a voice is the only way to safeguard their interests.

In certain circumstances, we will support a poison pill that is limited in scope to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable qualifying offer clause. We will consider supporting a poison pill plan if the qualifying offer clause includes each of the following attributes:

●    The form of offer is not required to be an all-cash transaction;

●    The offer is not required to remain open for more than 90 business days;

●    The offeror is permitted to amend the offer, reduce the offer, or otherwise change the terms;

●    There is no fairness opinion requirement; and

●    There is a low to no premium requirement.

Where these requirements are met, we typically feel comfortable that shareholders will have the opportunity to voice their opinion on any legitimate offer.

NOL POISON PILLS

Similarly, Glass Lewis may consider supporting a limited poison pill in the event that a company seeks shareholder approval of a rights plan for the express purpose of preserving Net Operating Losses (NOLs). While companies with NOLs can generally carry these losses forward to offset future taxable income, Section 382 of the Internal Revenue Code limits companies’ ability to use NOLs in the event of a “change of ownership.”50 In this case, a company may adopt or amend a poison pill (“NOL pill”) in order to prevent an inadvertent change of ownership by multiple investors purchasing small chunks of stock at the same time, and thereby preserve the ability to carry the NOLs forward. Often such NOL pills have trigger thresholds much lower than the common 15% or 20% thresholds, with some NOL pill triggers as low as 5%.

50 Section 382 of the Internal Revenue Code refers to a “change of ownership” of more than 50 percentage points by one or more 5% shareholders within a three-year period. The statute is intended to deter the “trafficking” of net operating losses.

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Glass Lewis evaluates NOL pills on a strictly case-by-case basis taking into consideration, among other factors, the value of the NOLs to the company, the likelihood of a change of ownership based on the size of the holding and the nature of the larger shareholders, the trigger threshold and whether the term of the plan is limited in duration (i.e., whether it contains a reasonable “sunset” provision) or is subject to periodic board review and/ or shareholder ratification. In many cases, companies will propose the adoption of bylaw amendments specifically restricting certain share transfers, in addition to proposing the adoption of a NOL pill. In general, if we support the terms of a particular NOL pill, we will generally support the additional protective amendment in the absence of significant concerns with the specific terms of that proposal.

Furthermore, we believe that shareholders should be offered the opportunity to vote on any adoption or renewal of a NOL pill regardless of any potential tax benefit that it offers a company. As such, we will consider recommending voting against those members of the board who served at the time when an NOL pill was adopted without shareholder approval within the prior twelve months and where the NOL pill is not subject to shareholder ratification.

FAIR PRICE PROVISIONS

Fair price provisions, which are rare, require that certain minimum price and procedural requirements be observed by any party that acquires more than a specified percentage of a corporation’s common stock. The provision is intended to protect minority shareholder value when an acquirer seeks to accomplish a merger or other transaction which would eliminate or change the interests of the minority shareholders. The provision is generally applied against the acquirer unless the takeover is approved by a majority of ”continuing directors” and holders of a majority, in some cases a supermajority as high as 80%, of the combined voting power of all stock entitled to vote to alter, amend, or repeal the above provisions.

The effect of a fair price provision is to require approval of any merger or business combination with an “interested shareholder” by 51% of the voting stock of the company, excluding the shares held by the interested shareholder. An interested shareholder is generally considered to be a holder of 10% or more of the company’s outstanding stock, but the trigger can vary.

Generally, provisions are put in place for the ostensible purpose of preventing a back-end merger where the interested shareholder would be able to pay a lower price for the remaining shares of the company than he or she paid to gain control. The effect of a fair price provision on shareholders, however, is to limit their ability to gain a premium for their shares through a partial tender offer or open market acquisition which typically raise the share price, often significantly. A fair price provision discourages such transactions because of the potential costs of seeking shareholder approval and because of the restrictions on purchase price for completing a merger or other transaction at a later time.

Glass Lewis believes that fair price provisions, while sometimes protecting shareholders from abuse in a takeover situation, more often act as an impediment to takeovers, potentially limiting gains to shareholders from a variety of transactions that could significantly increase share price. In some cases, even the independent directors of the board cannot make exceptions when such exceptions may be in the best interests of shareholders. Given the existence of state law protections for minority shareholders such as Section 203 of the Delaware Corporations Code, we believe it is in the best interests of shareholders to remove fair price provisions.

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QUORUM REQUIREMENTS

Glass Lewis believes that a company’s quorum requirement should be set at a level high enough to ensure that a broad range of shareholders are represented in person or by proxy, but low enough that the company can transact necessary business. Companies in the U.S. are generally subject to quorum requirements under the laws of their specific state of incorporation. Additionally, those companies listed on the NASDAQ Stock Market are required to specify a quorum in their bylaws, provided however that such quorum may not be less than one-third of outstanding shares. Prior to 2013, the New York Stock Exchange required a quorum of 50% for listed companies, although this requirement was dropped in recognition of individual state requirements and potential confusion for issuers. Delaware, for example, required companies to provide for a quorum of no less than one-third of outstanding shares; otherwise such quorum shall default to a majority.

We generally believe a majority of outstanding shares entitled to vote is an appropriate quorum for the transaction of business at shareholder meetings. However, should a company seek shareholder approval of a lower quorum requirement we will generally support a reduced quorum of at least one-third of shares entitled to vote, either in person or by proxy. When evaluating such proposals, we also consider the specific facts and circumstances of the company, such as size and shareholder base.

DIRECTOR AND OFFICER INDEMNIFICATION

While Glass Lewis strongly believes that directors and officers should be held to the highest standard when carrying out their duties to shareholders, some protection from liability is reasonable to protect them against certain suits so that these officers feel comfortable taking measured risks that may benefit shareholders. As such, we find it appropriate for a company to provide indemnification and/or enroll in liability insurance to cover its directors and officers so long as the terms of such agreements are reasonable.

REINCORPORATION

In general, Glass Lewis believes that the board is in the best position to determine the appropriate jurisdiction of incorporation for the company. When examining a management proposal to reincorporate to a different state or country, we review the relevant financial benefits, generally related to improved corporate tax treatment, as well as changes in corporate governance provisions, especially those relating to shareholder rights, resulting from the change in domicile. Where the financial benefits are de minimis and there is a decrease in shareholder rights, we will recommend voting against the transaction.

However, costly, shareholder-initiated reincorporations are typically not the best route to achieve the furtherance of shareholder rights. We believe shareholders are generally better served by proposing specific shareholder resolutions addressing pertinent issues which may be implemented at a lower cost, and perhaps even with board approval. However, when shareholders propose a shift into a jurisdiction with enhanced shareholder rights, Glass Lewis examines the significant ways would the company benefit from shifting jurisdictions including the following:

●	Is the board sufficiently independent?

●	Does the company have anti-takeover protections such as a poison pill or classified board in place?

●	Has the board been previously unresponsive to shareholders (such as failing to implement a shareholder proposal that received majority shareholder support)?

●	Do shareholders have the right to call special meetings of shareholders?

●	Are there other material governance issues of concern at the company?

●	Has the company’s performance matched or exceeded its peers in the past one and three years?

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●	How has the company ranked in Glass Lewis’ pay-for-performance analysis during the last three years?

●	Does the company have an independent chair?

We note, however, that we will only support shareholder proposals to change a company’s place of incorporation in exceptional circumstances.

EXCLUSIVE FORUM AND FEE-SHIFTING BYLAW PROVISIONS

Glass Lewis recognizes that companies may be subject to frivolous and opportunistic lawsuits, particularly in conjunction with a merger or acquisition, that are expensive and distracting. In response, companies have sought ways to prevent or limit the risk of such suits by adopting bylaws regarding where the suits must be brought or shifting the burden of the legal expenses to the plaintiff, if unsuccessful at trial.

Glass Lewis believes that charter or bylaw provisions limiting a shareholder’s choice of legal venue are not in the best interests of shareholders. Such clauses may effectively discourage the use of shareholder claims by increasing their associated costs and making them more difficult to pursue. As such, shareholders should be wary about approving any limitation on their legal recourse including limiting themselves to a single jurisdiction (e.g., Delaware) without compelling evidence that it will benefit shareholders.

For this reason, we recommend that shareholders vote against any bylaw or charter amendment seeking to adopt an exclusive forum provision unless the company: (i) provides a compelling argument on why the provision would directly benefit shareholders; (ii) provides evidence of abuse of legal process in other, non-favored jurisdictions; (iii) narrowly tailors such provision to the risks involved; and (iv) maintains a strong record of good corporate governance practices.

Moreover, in the event a board seeks shareholder approval of a forum selection clause pursuant to a bundled bylaw amendment rather than as a separate proposal, we will weigh the importance of the other bundled provisions when determining the vote recommendation on the proposal. We will nonetheless recommend voting against the chair of the governance committee for bundling disparate proposals into a single proposal (refer to our discussion of nominating and governance committee performance in Section I of the guidelines).

Similarly, some companies have adopted bylaws requiring plaintiffs who sue the company and fail to receive a judgment in their favor pay the legal expenses of the company. These bylaws, also known as “fee-shifting” or “loser pays” bylaws, will likely have a chilling effect on even meritorious shareholder lawsuits as shareholders would face an strong financial disincentive not to sue a company. Glass Lewis therefore strongly opposes the adoption of such fee-shifting bylaws and, if adopted without shareholder approval, will recommend voting against the governance committee. While we note that in June of 2015 the State of Delaware banned the adoption of fee-shifting bylaws, such provisions could still be adopted by companies incorporated in other states.

AUTHORIZED SHARES

Glass Lewis believes that adequate capital stock is important to a company’s operation. When analyzing a request for additional shares, we typically review four common reasons why a company might need additional capital stock:

1.

Stock Split — We typically consider three metrics when evaluating whether we think a stock split is likely or necessary: The historical stock pre-split price, if any; the current price relative to the company’s most common trading price over the past 52 weeks; and some absolute limits on stock price that, in our view, either always make a stock split appropriate if desired by management or would almost never be a reasonable price at which to split a stock.

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2.

Shareholder Defenses — Additional authorized shares could be used to bolster takeover defenses such as a poison pill. Proxy filings often discuss the usefulness of additional shares in defending against or discouraging a hostile takeover as a reason for a requested increase. Glass Lewis is typically against such defenses and will oppose actions intended to bolster such defenses.

3.

Financing for Acquisitions — We look at whether the company has a history of using stock for acquisitions and attempt to determine what levels of stock have typically been required to accomplish such transactions. Likewise, we look to see whether this is discussed as a reason for additional shares in the proxy.

4.

Financing for Operations — We review the company’s cash position and its ability to secure financing through borrowing or other means. We look at the company’s history of capitalization and whether the company has had to use stock in the recent past as a means of raising capital.

Issuing additional shares generally dilutes existing holders in most circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where we find that the company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically recommend against the authorization of additional shares. Similar concerns may also lead us to recommend against a proposal to conduct a reverse stock split if the board does not state that it will reduce the number of authorized common shares in a ratio proportionate to the split.

While we think that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, we prefer that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of a large pool of unallocated shares available for any purpose.

ADVANCE NOTICE REQUIREMENTS

We typically recommend that shareholders vote against proposals that would require advance notice of shareholder proposals or of director nominees.

These proposals typically attempt to require a certain amount of notice before shareholders are allowed to place proposals on the ballot. Notice requirements typically range between three to six months prior to the annual meeting. Advance notice requirements typically make it impossible for a shareholder who misses the deadline to present a shareholder proposal or a director nominee that might be in the best interests of the company and its shareholders.

We believe shareholders should be able to review and vote on all proposals and director nominees. Shareholders can always vote against proposals that appear with little prior notice. Shareholders, as owners of a business, are capable of identifying issues on which they have sufficient information and ignoring issues on which they have insufficient information. Setting arbitrary notice restrictions limits the opportunity for shareholders to raise issues that may come up after the window closes.

VIRTUAL SHAREHOLDER MEETINGS

A growing contingent of companies have elected to hold shareholder meetings by virtual means only. Glass Lewis believes that virtual meeting technology can be a useful complement to a traditional, in-person shareholder meeting by expanding participation of shareholders who are unable to attend a shareholder meeting in person (i.e. a “hybrid meeting”). However, we also believe that virtual-only meetings have the potential to curb the ability of a company’s shareholders to meaningfully communicate with the company’s management.

Prominent shareholder rights advocates, including the Council of Institutional Investors, have expressed concerns that such virtual-only meetings do not approximate an in-person experience and may serve to reduce the board’s accountability to shareholders. When analyzing the governance profile of companies that choose to hold virtual-only meetings, we look for robust disclosure in a company’s proxy statement which assures shareholders that they will be afforded the same rights and opportunities to participate as they would at an in-person meeting.

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Examples of effective disclosure include: (i) addressing the ability of shareholders to ask questions during the meeting, including time guidelines for shareholder questions, rules around what types of questions are allowed, and rules for how questions and comments will be recognized and disclosed to meeting participants; (ii) procedures, if any, for posting appropriate questions received during the meeting and the company’s answers, on the investor page of their website as soon as is practical after the meeting; (iii) addressing technical and logistical issues related to accessing the virtual meeting platform; and (iv) procedures for accessing technical support to assist in the event of any difficulties accessing the virtual meeting.

We will generally recommend voting against members of the governance committee where the board is planning to hold a virtual-only shareholder meeting and the company does not provide such disclosure.

VOTING STRUCTURE

MULTI-CLASS SHARE STRUCTURES

Glass Lewis believes multi-class voting structures are typically not in the best interests of common shareholders. Allowing one vote per share generally operates as a safeguard for common shareholders by ensuring that those who hold a significant minority of shares are able to weigh in on issues set forth by the board.

Furthermore, we believe that the economic stake of each shareholder should match their voting power and that no small group of shareholders, family or otherwise, should have voting rights different from those of other shareholders. On matters of governance and shareholder rights, we believe shareholders should have the power to speak and the opportunity to effect change. That power should not be concentrated in the hands of a few for reasons other than economic stake.

We generally consider a multi-class share structure to reflect negatively on a company’s overall corporate governance. Because we believe that companies should have share capital structures that protect the interests of non-controlling shareholders as well as any controlling entity, we typically recommend that shareholders vote in favor of recapitalization proposals to eliminate multi-class share structures. Similarly, we will generally recommend against proposals to adopt a new class of common stock.

In the case of a board that adopts a multi-class share structure in connection with an IPO or spin-off within the past year, we will generally recommend voting against all members of the board who served at the time of the IPO if the board: (i) did not also commit to submitting the multi-class structure to a shareholder vote at the company’s first shareholder meeting following the IPO; or (ii) did not provide for a reasonable sunset of the multi-class structure (generally seven years or less). If the multi-class share structure is put to a shareholder vote, we will examine the level of approval or disapproval attributed to unaffiliated shareholders when determining the vote outcome.

When analyzing voting results from meetings of shareholders at companies controlled through multi-class structures, we will carefully examine the level of approval or disapproval attributed to unaffiliated shareholders when determining whether board responsiveness is warranted. Where vote results indicate that a majority of unaffiliated shareholders supported a shareholder proposal or opposed a management proposal, we believe the board should demonstrate an appropriate level of responsiveness.

CUMULATIVE VOTING

Cumulative voting increases the ability of minority shareholders to elect a director by allowing shareholders to cast as many shares of the stock they own multiplied by the number of directors to be elected. As companies generally have multiple nominees up for election, cumulative voting allows shareholders to cast all of their votes for a single nominee, or a smaller number of nominees than up for election, thereby raising the likelihood of electing one or more of their preferred nominees to the board. It can be important when a board is controlled by insiders or affiliates and where the company’s ownership structure includes one or more shareholders who control a majority-voting block of company stock.

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Glass Lewis believes that cumulative voting generally acts as a safeguard for shareholders by ensuring that those who hold a significant minority of shares can elect a candidate of their choosing to the board. This allows the creation of boards that are responsive to the interests of all shareholders rather than just a small group of large holders.

We review cumulative voting proposals on a case-by-case basis, factoring in the independence of the board and the status of the company’s governance structure. But we typically find these proposals on ballots at companies where independence is lacking and where the appropriate checks and balances favoring shareholders are not in place. In those instances we typically recommend in favor of cumulative voting.

Where a company has adopted a true majority vote standard (i.e., where a director must receive a majority of votes cast to be elected, as opposed to a modified policy indicated by a resignation policy only), Glass Lewis will recommend voting against cumulative voting proposals due to the incompatibility of the two election methods. For companies that have not adopted a true majority voting standard but have adopted some form of majority voting, Glass Lewis will also generally recommend voting against cumulative voting proposals if the company has not adopted anti-takeover protections and has been responsive to shareholders.

Where a company has not adopted a majority voting standard and is facing both a shareholder proposal to adopt majority voting and a shareholder proposal to adopt cumulative voting, Glass Lewis will support only the majority voting proposal. When a company has both majority voting and cumulative voting in place, there is a higher likelihood of one or more directors not being elected as a result of not receiving a majority vote. This is because shareholders exercising the right to cumulate their votes could unintentionally cause the failed election of one or more directors for whom shareholders do not cumulate votes.

SUPERMAJORITY VOTE REQUIREMENTS

Glass Lewis believes that supermajority vote requirements impede shareholder action on ballot items critical to shareholder interests. An example is in the takeover context, where supermajority vote requirements can strongly limit the voice of shareholders in making decisions on such crucial matters as selling the business. This in turn degrades share value and can limit the possibility of buyout premiums to shareholders. Moreover, we believe that a supermajority vote requirement can enable a small group of shareholders to overrule the will of the majority shareholders. We believe that a simple majority is appropriate to approve all matters presented to shareholders.

TRANSACTION OF OTHER BUSINESS

We typically recommend that shareholders not give their proxy to management to vote on any other business items that may properly come before an annual or special meeting. In our opinion, granting unfettered discretion is unwise.

ANTI-GREENMAIL PROPOSALS

Glass Lewis will support proposals to adopt a provision preventing the payment of greenmail, which would serve to prevent companies from buying back company stock at significant premiums from a certain shareholder. Since a large or majority shareholder could attempt to compel a board into purchasing its shares at a large premium, the anti-greenmail provision would generally require that a majority of shareholders other than the majority shareholder approve the buyback.

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MUTUAL FUNDS: INVESTMENT POLICIES AND ADVISORY AGREEMENTS

Glass Lewis believes that decisions about a fund’s structure and/or a fund’s relationship with its investment advisor or sub-advisors are generally best left to management and the members of the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. As such, we focus our analyses of such proposals on the following main areas:

●    The terms of any amended advisory or sub-advisory agreement;

●    Any changes in the fee structure paid to the investment advisor; and

●    Any material changes to the fund’s investment objective or strategy.

We generally support amendments to a fund’s investment advisory agreement absent a material change that is not in the best interests of shareholders. A significant increase in the fees paid to an investment advisor would be reason for us to consider recommending voting against a proposed amendment to an investment advisory agreement or fund reorganization. However, in certain cases, we are more inclined to support an increase in advisory fees if such increases result from being performance-based rather than asset-based. Furthermore, we generally support sub-advisory agreements between a fund’s advisor and sub-advisor, primarily because the fees received by the sub-advisor are paid by the advisor, and not by the fund.

In matters pertaining to a fund’s investment objective or strategy, we believe shareholders are best served when a fund’s objective or strategy closely resembles the investment discipline shareholders understood and selected when they initially bought into the fund. As such, we generally recommend voting against amendments to a fund’s investment objective or strategy when the proposed changes would leave shareholders with stakes in a fund that is noticeably different than when originally purchased, and which could therefore potentially negatively impact some investors’ diversification strategies.

REAL ESTATE INVESTMENT TRUSTS

The complex organizational, operational, tax and compliance requirements of Real Estate Investment Trusts (“REITs”) provide for a unique shareholder evaluation. In simple terms, a REIT must have a minimum of 100 shareholders (the “100 Shareholder Test”) and no more than 50% of the value of its shares can be held by five or fewer individuals (the “5/50 Test”). At least 75% of a REITs’ assets must be in real estate, it must derive 75% of its gross income from rents or mortgage interest, and it must pay out 90% of its taxable earnings as dividends. In addition, as a publicly traded security listed on a stock exchange, a REIT must comply with the same general listing requirements as a publicly traded equity.

In order to comply with such requirements, REITs typically include percentage ownership limitations in their organizational documents, usually in the range of 5% to 10% of the REITs outstanding shares. Given the complexities of REITs as an asset class, Glass Lewis applies a highly nuanced approach in our evaluation of REIT proposals, especially regarding changes in authorized share capital, including preferred stock.

PREFERRED STOCK ISSUANCES AT REITS

Glass Lewis is generally against the authorization of preferred shares that allows the board to determine the preferences, limitations and rights of the preferred shares (known as “blank-check preferred stock”). We believe that granting such broad discretion should be of concern to common shareholders, since blank-check preferred stock could be used as an antitakeover device or in some other fashion that adversely affects the voting power or financial interests of common shareholders. However, given the requirement that a REIT must distribute 90% of its net income annually, it is inhibited from retaining capital to make investments in its business. As such, we recognize that equity financing likely plays a key role in a REIT’s growth and creation of shareholder value. Moreover, shareholder concern regarding the use of preferred stock as an anti-takeover mechanism may be allayed by the fact that most REITs maintain ownership limitations in their certificates of incorporation. For these reasons, along with the fact that REITs typically do not engage in private placements of preferred stock (which result in the rights of common shareholders being adversely impacted), we may support requests to authorize shares of blank-check preferred stock at REITs.

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BUSINESS DEVELOPMENT COMPANIES

Business Development Companies (“BDCs”) were created by the U.S. Congress in 1980; they are regulated under the Investment Company Act of 1940 and are taxed as regulated investment companies (“RICs”) under the Internal Revenue Code. BDCs typically operate as publicly traded private equity firms that invest in early stage to mature private companies as well as small public companies. BDCs realize operating income when their investments are sold off, and therefore maintain complex organizational, operational, tax and compliance requirements that are similar to those of REITs—the most evident of which is that BDCs must distribute at least 90% of their taxable earnings as dividends.

AUTHORIZATION TO SELL SHARES AT A PRICE BELOW NET ASSET VALUE

Considering that BDCs are required to distribute nearly all their earnings to shareholders, they sometimes need to offer additional shares of common stock in the public markets to finance operations and acquisitions. However, shareholder approval is required in order for a BDC to sell shares of common stock at a price below Net Asset Value (“NAV”). Glass Lewis evaluates these proposals using a case-by-case approach, but will recommend supporting such requests if the following conditions are met:

●	The authorization to allow share issuances below NAV has an expiration date of one year or less from the date that shareholders approve the underlying proposal (i.e. the meeting date);

●	The proposed discount below NAV is minimal (ideally no greater than 20%);

●	The board specifies that the issuance will have a minimal or modest dilutive effect (ideally no greater than 25% of the company’s then-outstanding common stock prior to the issuance); and

●	A majority of the company’s independent directors who do not have a financial interest in the issuance approve the sale.

In short, we believe BDCs should demonstrate a responsible approach to issuing shares below NAV, by proactively addressing shareholder concerns regarding the potential dilution of the requested share issuance, and explaining if and how the company’s past below-NAV share issuances have benefitted the company.

AUDITOR RATIFICATION AND BELOW-NAV ISSUANCES

When a BDC submits a below-NAV issuance for shareholder approval, we will refrain from recommending against the audit committee chair for not including auditor ratification on the same ballot. Because of the unique way these proposals interact, votes may be tabulated in a manner that is not in shareholders’ interests. In cases where these proposals appear on the same ballot, auditor ratification is generally the only “routine proposal,” the presence of which triggers a scenario where broker non-votes may be counted toward shareholder quorum, with unintended consequences.

Under the 1940 Act, below-NAV issuance proposals require relatively high shareholder approval. Specifically, these proposals must be approved by the lesser of: (i) 67% of votes cast if a majority of shares are represented at the meeting; or (ii) a majority of outstanding shares. Meanwhile, any broker non-votes counted toward quorum will automatically be registered as “against” votes for purposes of this proposal. The unintended result can be a case where the issuance proposal is not approved, despite sufficient voting shares being cast in favor. Because broker non-votes result from a lack of voting instruction by the shareholder, we do not believe shareholders’ ability to weigh in on the selection of auditor outweighs the consequences of failing to approve an issuance proposal due to such technicality.

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SPECIAL PURPOSE ACQUISITION COMPANIES

Special Purpose Acquisition Companies (“SPACs”), also known as “blank check companies,” are publicly traded entities with no commercial operations and are formed specifically to pool funds in order to complete a merger or acquisition within a set time frame. In general, the acquisition target of a SPAC is either not yet identified or otherwise not explicitly disclosed to the public even when the founders of the SPAC may have at least one target in mind. Consequently, IPO investors often do not know what company they will ultimately be investing in.

SPACs are therefore very different from typical operating companies. Shareholders do not have the same expectations associated with an ordinary publicly traded company and executive officers of a SPAC typically do not continue in employment roles with an acquired company.

EXTENSION OF BUSINESS COMBINATION DEADLINE

Governing documents of SPACs typically provide for the return of IPO proceeds to common shareholders if no qualifying business combination is consummated before a certain date. Because the time frames for the consummation of such transactions are relatively short, SPACs will sometimes hold special shareholder meetings at which shareholders are asked to extend the business combination deadline. In such cases, an acquisition target will typically have been identified, but additional time is required to allow management of the SPAC to finalize the terms of the deal.

Glass Lewis believes management and the board are generally in the best position to determine when the extension of a business combination deadline is needed. We therefore generally defer to the recommendation of management and support reasonable extension requests.

INDEPENDENCE

The board of directors of a SPAC’s acquisition target is in many cases already established prior to the business combination. In some cases, however, the board’s composition may change in connection with the business combination, including the potential addition of individuals who served in management roles with the SPAC. The role of a SPAC executive is unlike that of a typical operating company executive. Because the SPAC’s only business is identifying and executing an acquisition deal, the interests of a former SPAC executive are also different. Glass Lewis does not automatically consider a former SPAC executive to be affiliated with the acquired operating entity when their only position on the board of the combined entity is that of an otherwise independent director. Absent any evidence of an employment relationship or continuing material financial interest in the combined entity, we will therefore consider such directors to be independent.

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Environmental, Social & Governance Initiatives

Glass Lewis believes it is important for companies to effectively oversee and manage material environmental, social and governance (“ESG”) issues. We believe shareholders should seek to promote governance structures that protect shareholders, support effective ESG oversight and reporting, and encourage director accountability. It is our belief that companies’ management of governance and shareholder rights-related issues are often indicative of their management of other issues, including those that are environmental and social in nature. Accordingly, Glass Lewis places a significant emphasis on promoting transparency, robust governance structures and companies’ responsiveness to and engagement with shareholders.

We believe that part of the board’s role is to ensure that management conducts a complete risk analysis of company operations, including those that have environmental and social implications. We believe that directors should monitor management’s performance in mitigating environmental and social risks in order to eliminate or minimize the risks to a company and its shareholders. Companies face significant financial, legal and reputational risks resulting from poor ESG-related practices, or negligent oversight thereof. Therefore, in cases where the board or management has neglected to take action on pressing issues that could negatively impact shareholder value, we believe shareholders should take necessary action in order to effect changes that will safeguard their financial interests.

To that end, Glass Lewis generally supports shareholder resolutions that seek to enhance companies’ governance structures, as we believe that, in most cases, this enhancement benefits shareholders. With respect to shareholder resolutions related to environmental and social issues, we evaluate each on a case-by-case basis and in the context of financial materiality. We believe that all companies face risks associated with ESG issues. However, we recognize that these risks manifest themselves differently at each company as a result of its unique operations, workforce, structure, and geography, among other factors. With a view to these risks, Glass Lewis will generally recommend in favor of resolutions that we believe will promote more and better disclosure of relevant risk factors where such disclosure is lacking or inadequate or that will otherwise serve the best long-term interests of shareholders. Further, when we believe that a company has not adequately managed environmental or social issues to the detriment of shareholders, Glass Lewis will note our concerns and may recommend that shareholders vote to signal these concerns on any applicable management or shareholder proposal.

For a detailed review of our policies concerning compensation, environmental, social and governance shareholder initiatives, please refer to our comprehensive Proxy Paper Guidelines for Environmental, Social & Governance Initiatives, available at www.glasslewis.com.

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DISCLAIMER

© 2020 Glass, Lewis & Co., and/or its affiliates. All Rights Reserved.

This document is intended to provide an overview of Glass Lewis’ proxy voting guidelines. It is not intended to be exhaustive and does not address all potential voting issues. Glass Lewis’ proxy voting guidelines, as they apply to certain issues or types of proposals, are further explained in supplemental guidelines and reports that are made available on Glass Lewis’ website - http://www.glasslewis.com.

These guidelines have not been set or approved by the U.S. Securities and Exchange Commission or any other regulatory body. Additionally, none of the information contained herein is or should be relied upon as investment advice. The content of this document has been developed based on Glass Lewis’ experience with proxy voting and corporate governance issues, engagement with clients and issuers, and review of relevant studies and surveys, and has not been tailored to any specific person or entity.

Glass Lewis’ proxy voting guidelines are grounded in corporate governance best practices, which often exceed minimum legal requirements. Accordingly, unless specifically noted otherwise, a failure to meet these guidelines should not be understood to mean that the company or individual involved has failed to meet applicable legal requirements.

No representations or warranties express or implied, are made as to the accuracy or completeness of any information included herein. In addition, Glass Lewis shall not be liable for any losses or damages arising from or in connection with the information contained herein or the use, reliance on, or inability to use any such information. Glass Lewis expects its subscribers possess sufficient experience and knowledge to make their own decisions entirely independent of any information contained in this document.

All information contained in this report is protected by law, including, but not limited to, copyright law, and none of such information may be copied or otherwise reproduced, repackaged, further transmitted, transferred, disseminated, redistributed or resold, or stored for subsequent use for any such purpose, in whole or in part, in any form or manner, or by any means whatsoever, by any person without Glass Lewis’ prior written consent.

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Glass, Lewis & Co.

OSI ETF TRUST

File Nos. 811-23167 & 333-212418

PART C

Other Information

Item 28. Exhibits.

(a)	Agreement and Declaration of Trust

(i)	Certificate of Trust dated April 12, 2016. Incorporated by Reference to the Registrant’s initial Registration Statement on Form N-1A (Filed July 6, 2016) (the “Initial Registration Statement”).

(ii)	Amended and Restated Agreement and Declaration of Trust dated December 12, 2016. Incorporated by Reference to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed October 30, 2017).

(b)	By-laws

(i)	By-Laws effective as of April 12, 2016. Incorporated by Reference to the Initial Registration Statement.

(c)	Instruments Defining Rights of Security Holders

(i)	Agreement and Declaration of Trust

(a)	Article III, Shares
(b)	Article V, Shareholders’ Voting Powers and Meetings
(c)	Article VI, Net Asset Value; Distributions; Redemptions; Transfers
(d)	Article VIII, Certain Transactions: Section 4
(e)	Article X, Miscellaneous: Section 4

(ii)	By-Laws

(a)	Article II, Meetings of Shareholders
(b)	Article VI, Records and Reports: Section 1, 2 and 3
(c)	Article VII, General Matters: Section 3, 4, 6 and 7
(d)	Article VIII, Amendments: Section 1

(d)	Investment Advisory Contracts

(i)	Investment Advisory Agreement dated December 12, 2016 between OSI ETF Trust and O’Shares Investment Advisers, LLC. Incorporated by Reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed December 27, 2016).

(a)	Schedule A to the Investment Advisory Agreement as amended and restated May 23, 2018. Incorporated by Reference to Post-Effective Amendment No. 9 to the Registrant’s Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed May 31, 2018).

(ii)	Investment Advisory Agreement dated June 28, 2018 between OSI ETF Trust and O’Shares Investment Advisers, LLC. Incorporated by Reference to Post-Effective Amendment No. 15 to the Registrant’s Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed October 29, 2018).

(iii)	Amended and Restated Investment Sub-Advisory Agreement dated March 23, 2020 between O’Shares Investment Advisers, LLC and Vident Investment Advisory, LLC. Incorporated by Reference to Post-Effective Amendment No. 25 to the Registrant’s Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed August 28, 2020).

(e)	Underwriting Contracts

(i)	ETF Distribution Agreement dated December 15, 2016 between OSI ETF Trust and Foreside Fund Services, LLC. Incorporated by Reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed December 27, 2016).

(a)	Third Amendment to the Distribution Agreement as amended and restated November 14, 2018. Incorporated by Reference to Post-Effective Amendment No. 23 to the Registrant’s Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed October 29, 2019).

(ii)	ETF Distribution Agreement Novation between OSI ETF Trust and Foreside Fund Services, LLC.

(iii)	Form of Authorized Participant Agreement. Incorporated by Reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed December 27, 2016).

(f)	Bonus or Profit Sharing Contracts

Not Applicable.

(g)	Custodian Agreements

(i)	Global Custody Agreement dated December 13, 2016 between OSI ETF Trust and JPMorgan Chase Bank, N.A. Incorporated by Reference to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed October 30, 2017).

(a)	Joinder and Amendment to Global Custody Agreement as amended and restated May 17, 2018. Incorporated by Reference to Post-Effective Amendment No. 15 to the Registrant’s Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed October 29, 2018).

(h)	Other Material Contracts

(i)	Fund Services Agreement dated December 21, 2016 between OSI ETF Trust and JPMorgan Chase Bank, N.A. Incorporated by Reference to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed October 30, 2017).

(a)	Joinder and Amendment to the Fund Services Agreement as amended and restated May 17, 2018. Incorporated by Reference to Post-Effective Amendment No. 15 to the Registrant’s Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed October 29, 2018).

	(b)	Amendment to the Fund Services Agreement as amended and restated July 1, 2018. Incorporated by Reference to Post-Effective Amendment No. 15 to the Registrant’s Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed October 29, 2018).

	(c)	Amendment to the Fund Services Agreement as amended and restated August 1, 2018. Incorporated by Reference to Post-Effective Amendment No. 23 to the Registrant’s Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed October 29, 2019).

(ii)	Agency Services Agreement dated December 13, 2016 between OSI ETF Trust and JPMorgan Chase Bank, N.A. Incorporated by Reference to Post-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed October 30, 2017).

(a)	Joinder and Amendment to the Agency Services Agreement as amended and restated May 17, 2018. Incorporated by Reference to Post-Effective Amendment No. 15 to the Registrant’s Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed October 29, 2018).

(iii)	Fund Officer Agreement dated July 1, 2019 between OSI ETF Trust and Foreside Fund Officer Services, LLC. Incorporated by Reference to Post-Effective Amendment No. 23 to the Registrant’s Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed October 29, 2019).

(iv)	Amended and Restated Licensing Agreement (S-Network) dated June 1, 2020 between OSI ETF Trust and O'Shares Investment Advisers, LLC. Incorporated by Reference to Post-Effective Amendment No. 25 to the Registrant’s Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed August 28, 2020).

(i)	Legal Opinion

(i)

Opinion and consent of counsel. Incorporated by Reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed December 27, 2016).

(ii)

Opinion and consent of counsel. Incorporated by Reference to Post-Effective Amendment No. 6 to the Registrant’s Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed April 30, 2018).

(iii)	Opinion and consent of counsel. Incorporated by Reference to Post-Effective Amendment No. 9 to the Registrant’s Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed May 31, 2018).

(j)	Other Opinions
Consent of Independent Registered Public Accounting Firm.

(k)	Omitted Financial Statements

Not Applicable.

(l)	Initial Capital Agreements Not Applicable.
(m)	Rule 12b-1 Plan

(i)	Distribution and Service Plan, pursuant to Rule 12b-1. Incorporated by Reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed December 27, 2016).

(a)	Schedule I to the Distribution and Service Plan as amended and restated November 17, 2020.

(n)	Rule 18f-3 Plan

Not Applicable.

(p)	Code of Ethics

(i)	Code of Ethics of OSI ETF Trust. Incorporated by Reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed December 27, 2016).

(ii)	Code of Ethics of O’Shares Investment Advisers, LLC.

(iii)	Code of Ethics of Vident Investment Advisory, LLC. Incorporated by Reference to Post-Effective Amendment No. 25 to the Registrant’s Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed August 28, 2020).

(iv)	Code of Ethics of Foreside Financial Group, LLC. Incorporated by Reference to Post-Effective Amendment No. 23 to the Registrant’s Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed October 29, 2019).

(q)	Power of Attorney

(i)

Power of Attorney dated December 12, 2016 for Connor O’Brien, Charles A. Baker, Richard M. Goldman, Jeffrey D. Haroldson and Kevin Beadles. Incorporated by Reference to Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement on Form N-1A File Nos. 333-212418 and 811-23167 (Filed December 27, 2016).

Item 29. Persons Controlled by or Under Common Control with the Fund

None

Item 30. Indemnification

The Agreement and Declaration of Trust (the “Declaration”) provides that any person who is or was a Trustee, officer, employee or other agent, including the underwriter, of such Trust shall be liable to the Trust and its shareholders only for (1) any act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing, or (2) the person’s own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person (such conduct referred to herein as Disqualifying Conduct) and for nothing else. Except in these instances and to the fullest extent that limitations of liability of agents are permitted by the Delaware Statutory Trust Act (the “Delaware Act”), these Agents (as defined in the Declaration) shall not be responsible or liable for any act or omission of any other Agent of the Trust or any investment adviser or principal underwriter. Moreover, except and to the extent provided in these instances, none of these Agents, when acting in their respective capacity as such, shall be personally liable to any other person, other than such Trust or its shareholders, for any act, omission or obligation of the Trust or any trustee thereof.

The Trust shall indemnify, out of its property, to the fullest extent permitted under applicable law, any of the persons who was or is a party, or is threatened to be made a party to any Proceeding (as defined in the Declaration) because the person is or was an Agent of such Trust. These persons shall be indemnified against any Expenses (as defined in the Declaration), judgments, fines, settlements and other amounts actually and reasonably incurred in connection with the Proceeding if the person acted in good faith or, in the case of a criminal proceeding, had no reasonable cause to believe that the conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction or plea of nolo contendere or its equivalent shall not in itself create a presumption that the person did not act in good faith or that the person had reasonable cause to believe that the person’s conduct was unlawful. There shall nonetheless be no indemnification for a person’s own Disqualifying Conduct.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to Trustees, officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with securities being registered, the Trust may be required, unless in the opinion of its counsel the matter has been settled by controlling precedent, to submit to a court or appropriate jurisdiction the question whether such indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Indemnification of the Trust’s Trustees, officers, adviser, subadviser, distributor, custodian, administrator, transfer agent and accounting services provider against certain stated liabilities is provided for in the following documents:

(a)	Section 9 of the Investment Advisory Agreement dated December 12, 2016 between OSI ETF Trust and O’Shares Investment Advisers, LLC, as incorporated by reference herein.

(b)	Section 9 of the Investment Advisory Agreement dated June 28, 2018 between OSI ETF Trust and O’Shares Investment Advisers, LLC, incorporated by reference herein.

(c)	Section 6 of the Investment Sub-Advisory Agreement dated March 23, 2020 between O’Shares Investment Advisers, LLC and Vident Investment Advisory LLC, as incorporated by reference herein.

(d)	Section 6 of the ETF Distribution Agreement, as incorporated by reference herein.

(e)	Section 7 of the Global Custody Agreement, as incorporated by reference herein.

(f)	Section 6 of the Fund Services Agreement, as incorporated by reference herein.

(g)	Section 8 of the Agency Services Agreement, as incorporated by reference herein.

(h)	Section 3 of the Fund Officer Agreement, as incorporated by reference herein.

Item 31. Business and Other Connections of the Investment Adviser

(a)	Investment Adviser

O'Shares Investment Advisers, LLC, a Delaware limited liability company, is a federally registered investment adviser with its principal offices located at 75 State Street, Suite 100, Boston, MA 02109. O'Shares Investment Advisers, LLC is primarily engaged in providing investment management services. Additional information regarding O'Shares Investment Advisers, LLC, and information as to the officers and directors of O'Shares Investment Advisers, LLC, is included in its Form ADV, as filed with the SEC (Registration Number 801-108146) and is incorporated herein by reference.

(b)	Sub-Adviser

Vident Investment Advisory, LLC, a Delaware limited liability company, is a federally registered investment adviser with its principal offices located at 1125 Sanctuary Parkway, Suite 515, Alpharetta, Georgia 30009. Vident Investment Advisory, LLC is primarily engaged in providing investment management services. Additional information regarding Vident Investment Advisory, LLC, and information as to the officers and directors of Vident Investment Advisory, LLC, is included in its Form ADV, as filed with the SEC (Registration Number 801-80534) and is incorporated herein by reference.

Item 32. Principal Underwriter

Item 32(a)	Foreside Fund Services, LLC (the “Distributor”) serves as principal underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

1.	ABS Long/Short Strategies Fund

2.	Absolute Shares Trust

3.	AdvisorShares Trust

4.	AFA Multi-Manager Credit Fund

5.	AGF Investments Trust (f/k/a FQF Trust)

6.	AIM ETF Products Trust

7.	Alexis Practical Tactical ETF, Series of Listed Funds Trust

8.	AlphaCentric Prime Meridian Income Fund

9.	American Century ETF Trust

10.	American Customer Satisfaction ETF, Series of ETF Series Solutions

11.	Amplify ETF Trust

12.	ARK ETF Trust

13.	ASYMmetric ETFs Trust

14.	Bluestone Community Development Fund (f/k/a The 504 Fund)

15.	Braddock Multi-Strategy Income Fund, Series of Investment Managers Series Trust

16.	Bridgeway Funds, Inc.

17.	Brinker Capital Destinations Trust

18.	Brookfield Real Assets Income Fund Inc.

19.	Cabot Equity Growth ETF, Series of Listed Funds Trust

20.	Calamos Convertible and High Income Fund

21.	Calamos Convertible Opportunities and Income Fund

22.	Calamos Dynamic Convertible and Income Fund

23.	Calamos Global Dynamic Income Fund

24.	Calamos Global Total Return Fund

25.	Calamos Strategic Total Return Fund

26.	Carlyle Tactical Private Credit Fund

27.	Center Coast Brookfield MLP & Energy Infrastructure Fund

28.	Changebridge Capital Long/Short ETF, Series of Listed Funds Trust

29.	Changebridge Capital Sustainable Equity ETF, Series of Listed Funds Trust

30.	Cliffwater Corporate Lending Fund

31.	Cliffwater Enhanced Lending Fund

32.	Cohen & Steers Infrastructure Fund, Inc.

33.	CornerCap Group of Funds

34.	CrossingBridge Pre-Merger SPAC ETF, Series of Trust for Professional Managers

35.	Davis Fundamental ETF Trust

36.	Defiance Hotel, Airline, and Cruise ETF, Series of ETF Series Solutions

37.	Defiance Nasdaq Junior Biotechnology ETF, Series of ETF Series Solutions

38.	Defiance Next Gen Altered Experience ETF, Series of ETF Series Solutions

39.	Defiance Next Gen Big Data ETF, Series of ETF Series Solutions

40.	Defiance Next Gen Connectivity ETF, Series of ETF Series Solutions

41.	Defiance Next Gen H2 ETF, Series of ETF Series Solutions

42.	Defiance Next Gen SPAC Derived ETF, Series of ETF Series Solutions

43.	Defiance Quantum ETF, Series of ETF Series Solutions

44.	Direxion Shares ETF Trust

45.	DoubleLine Opportunistic Credit Fund

46.	Eaton Vance NextShares Trust

47.	Eaton Vance NextShares Trust II

48.	EIP Investment Trust

49.	Ellington Income Opportunities Fund

50.	EntrepreneurShares Series Trust

51.	Esoterica Thematic ETF Trust

52.	ETF Opportunities Trust

53.	Evanston Alternative Opportunities Fund

54.	Exchange Listed Funds Trust (f/k/a Exchange Traded Concepts Trust II)

55.	Fat Tail Risk ETF, Series of Collaborative Investment Series Trust

56.	Fiera Capital Series Trust

57.	FlexShares Trust

58.	FOMO ETF, Series of Collaborative Investment Series Trust

59.	Forum Funds

60.	Forum Funds II

61.	Friess Small Cap Growth Fund, Series of Managed Portfolio Series

62.	Guinness Atkinson Funds

63.	Harbor ETF Trust

64.	Horizon Kinetics Inflation Beneficiaries ETF, Series of Listed Funds Trust

65.	Infinity Core Alternative Fund

66.	Infusive US Trust

67.	Innovator ETFs Trust

68.	Innovator ETFs Trust II (f/k/a Elkhorn ETF Trust)

69.	Ironwood Institutional Multi-Strategy Fund LLC

70.	Ironwood Multi-Strategy Fund LLC

71.	John Hancock Exchange-Traded Fund Trust

72.	Mairs & Power Funds Trust

73.	Mairs & Power Minnesota Municipal Bond ETF, Series of Trust for Professional Managers

74.	Manor Investment Funds

75.	Moerus Worldwide Value Fund, Series of Northern Lights Fund Trust IV

76.	Morgan Creek - Exos SPAC Originated ETF, Series of Listed Funds Trust

77.	Morningstar Funds Trust

78.	OSI ETF Trust

79.	Overlay Shares Core Bond ETF, Series of Listed Funds Trust

80.	Overlay Shares Foreign Equity ETF, Series of Listed Funds Trust

81.	Overlay Shares Hedged Large Cap Equity ETF, Series of Listed Funds Trust

82.	Overlay Shares Large Cap Equity ETF, Series of Listed Funds Trust

83.	Overlay Shares Municipal Bond ETF, Series of Listed Funds Trust

84.	Overlay Shares Short Term Bond ETF, Series of Listed Funds Trust

85.	Overlay Shares Small Cap Equity ETF, Series of Listed Funds Trust

86.	Pacific Global ETF Trust

87.	Palmer Square Opportunistic Income Fund

88.	Partners Group Private Income Opportunities, LLC

89.	PENN Capital Funds Trust

90.	Performance Trust Mutual Funds, Series of Trust for Professional Managers

91.	Philotimo Focused Growth and Income Fund, Series of World Funds Trust

92.	Plan Investment Fund, Inc.

93.	PMC Funds, Series of Trust for Professional Managers

94.	Point Bridge GOP Stock Tracker ETF, Series of ETF Series Solutions

95.	Putnam ETF Trust

96.	Quaker Investment Trust

97.	Rareview Dynamic Fixed Income ETF, Series of Collaborative Investment Series Trust

98.	Rareview Tax Advantaged Income ETF, Series of Collaborative Investment Series Trust

99.	Renaissance Capital Greenwich Funds

100.	Revere Sector Opportunity ETF, Series of Collaborative Investment Series Trust

101.	Reverse Cap Weighted U.S. Large Cap ETF, Series of ETF Series Solutions

102.	RMB Investors Trust (f/k/a Burnham Investors Trust)

103.	Robinson Opportunistic Income Fund, Series of Investment Managers Series Trust

104.	Robinson Tax Advantaged Income Fund, Series of Investment Managers Series Trust

105.	Roundhill BITKRAFT Esports & Digital Entertainment ETF, Series of Listed Funds Trust

106.	Roundhill MVP ETF, Series of Listed Funds Trust

107.	Roundhill Sports Betting & iGaming ETF, Series of Listed Funds Trust

108.	Roundhill Streaming Services & Technology ETF, Series of Listed Funds Trust

109.	Salient MF Trust

110.	Securian AM Balanced Stabilization Fund, Series of Investment Managers Series Trust

111.	Securian AM Equity Stabilization Fund, Series of Investment Managers Series Trust

112.	Securian AM Real Asset Income Fund, Series of Investment Managers Series Trust

113.	SHP ETF Trust

114.	Six Circles Trust

115.	Sound Shore Fund, Inc.

116.	Spear Alpha ETF, Series of Listed Funds Trust

117.	Strategy Shares

118.	Swan Hedged Equity US Large Cap ETF, Series of Listed Funds Trust

119.	Syntax ETF Trust

120.	The Active Dividend Stock ETF, Series of Collaborative Investment Series Trust

121.	The Chartwell Funds

122.	The Community Development Fund

123.	The De-SPAC ETF, Series of Collaborative Investment Series Trust

124.	The Private Shares Fund (f/k/a SharesPost 100 Fund)

125.	The Relative Value Fund

126.	The Short De-SPAC ETF, Series of Collaborative Investment Series Trust

127.	The SPAC and New Issue ETF, Series of Collaborative Investment Series Trust

128.	Third Avenue Trust

129.	Third Avenue Variable Series Trust

130.	Tidal ETF Trust

131.	TIFF Investment Program

132.	Timothy Plan High Dividend Stock Enhanced ETF, Series of The Timothy Plan

133.	Timothy Plan High Dividend Stock ETF, Series of The Timothy Plan

134.	Timothy Plan International ETF, Series of The Timothy Plan

135.	Timothy Plan US Large/Mid Core Enhanced ETF, Series of The Timothy Plan

136.	Timothy Plan US Large/Mid Cap Core ETF, Series of The Timothy Plan

137.	Timothy Plan US Small Cap Core ETF, Series of The Timothy Plan

138.	Transamerica ETF Trust

139.	Trend Aggregation Aggressive Growth ETF, Series of Collaborative Investment Series Trust

140.	Trend Aggregation ESG ETF, Series of Collaborative Investment Series Trust

141.	TrueShares AI & Deep Learning ETF, Series of Listed Funds Trust

142.	TrueShares ESG Active Opportunities ETF, Series of Listed Funds Trust

143.	TrueShares Low Volatility Equity Income ETF, Series of Listed Funds Trust

144.	TrueShares Structured Outcome (April) ETF, Series of Listed Funds Trust

145.	TrueShares Structured Outcome (August) ETF, Series of Listed Funds Trust

146.	TrueShares Structured Outcome (December) ETF, Series of Listed Funds Trust

147.	TrueShares Structured Outcome (February) ETF, Series of Listed Funds Trust

148.	TrueShares Structured Outcome (January) ETF, Series of Listed Funds Trust

149.	TrueShares Structured Outcome (July) ETF, Series of Listed Funds Trust

150.	TrueShares Structured Outcome (June) ETF, Series of Listed Funds Trust

151.	TrueShares Structured Outcome (March) ETF, Series of Listed Funds Trust

152.	TrueShares Structured Outcome (May) ETF, Listed Funds Trust

153.	TrueShares Structured Outcome (November) ETF, Series of Listed Funds Trust

154.	TrueShares Structured Outcome (October) ETF, Series of Listed Funds Trust

155.	TrueShares Structured Outcome (September) ETF, Series of Listed Funds Trust

156.	U.S. Global Investors Funds

157.	Variant Alternative Income Fund

158.	VictoryShares Developed Enhanced Volatility Wtd ETF, Series of Victory Portfolios II

159.	VictoryShares Dividend Accelerator ETF, Series of Victory Portfolios II

160.	VictoryShares Emerging Market High Div Volatility Wtd ETF, Series of Victory Portfolios II

161.	VictoryShares International High Div Volatility Wtd ETF, Series of Victory Portfolios II

162.	VictoryShares International Volatility Wtd ETF, Series of Victory Portfolios II

163.	VictoryShares NASDAQ Next 50 ETF, Series of Victory Portfolios II

164.	VictoryShares Protect America ETF, Series of Victory Portfolios II

165.	VictoryShares Top Veteran Employers ETF, Series of Victory Portfolios II

166.	VictoryShares US 500 Enhanced Volatility Wtd ETF, Series of Victory Portfolios II

167.	VictoryShares US 500 Volatility Wtd ETF, Series of Victory Portfolios II

168.	VictoryShares US Discovery Enhanced Volatility Wtd ETF, Series of Victory Portfolios II

169.	VictoryShares US EQ Income Enhanced Volatility Wtd ETF, Series of Victory Portfolios II

170.	VictoryShares US Large Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II

171.	VictoryShares US Multi-Factor Minimum Volatility ETF, Series of Victory Portfolios II

172.	VictoryShares US Small Cap High Div Volatility Wtd ETF, Series of Victory Portfolios II

173.	VictoryShares US Small Cap Volatility Wtd ETF, Series of Victory Portfolios II

174.	VictoryShares USAA Core Intermediate-Term Bond ETF, Series of Victory Portfolios II

175.	VictoryShares USAA Core Short-Term Bond ETF, Series of Victory Portfolios II

176.	VictoryShares USAA MSCI Emerging Markets Value Momentum ETF, Series of Victory Portfolios II

177.	VictoryShares USAA MSCI International Value Momentum ETF, Series of Victory Portfolios II

178.	VictoryShares USAA MSCI USA Small Cap Value Momentum ETF, Series of Victory Portfolios II

179.	VictoryShares USAA MSCI USA Value Momentum ETF, Series of Victory Portfolios II

180.	West Loop Realty Fund, Series of Investment Managers Series Trust (f/k/a Chilton Realty Income & Growth Fund)

181.	WisdomTree Trust

182.	WST Investment Trust

183.	XAI Octagon Floating Rate & Alternative Income Term Trust

Item 32(b)	The following are the Officers and Manager of the Distributor, the Registrant’s underwriter. The Distributor’s main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant

Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	President, Treasurer and Manager	None

Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President	None

Teresa Cowan	111 E. Kilbourn Ave, Suite 2200, Milwaukee, WI 53202	Vice President	None

Jennifer K. DiValerio	899 Cassatt Road, 400 Berwyn Park, Suite 110, Berwyn, PA 19312	Vice President	None

Nanette K. Chern	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Chief Compliance Officer	None

Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None

Item 32(c)	Not applicable.

 Item 33. Location of Accounts and Records

The books, accounts and other documents required by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules promulgated thereunder will be maintained at the offices of:

(a)  O’Shares Investment Advisers, LLC, 1010 Sherbrooke Street West, Suite 2105, Montreal, Canada, QC H3A 2R7, for records relating to the Trust and O’Shares Investment Adviser, LLC’s function as investment adviser;

(b)  Vident Investment Advisory, LLC, 1125 Sanctuary Parkway, Suite 515, Alpharetta, GA 30009, for records relating to its function as subadviser;

(c)  JPMorgan Chase Bank, N.A., 70 Fargo Street, 4th Floor, Boston, MA 02210 for records relating to its function as administrator, fund accountant and transfer agent;

(d)  JPMorgan Chase Bank, N.A., 4 Chase MetroTech Center, Brooklyn, New York 11245, for records relating to its function as custodian; and

(e)  Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101, for records relating to its function as principal underwriter.

Item 34. Management Services

There are no management-related service contracts not discussed in Part A or Part B.

Item 35. Undertakings

Not Applicable

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Boston and the Commonwealth of Massachusetts, on the 28th day of October, 2021.

OSI ETF Trust

/s/ Kevin Beadles
Kevin Beadles, President and Secretary

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacity and on the date indicated.

Signature	Title	Date

/s/ Kevin Beadles
Kevin Beadles	President and Secretary	October 28, 2021

/s/ Connor O’Brien
Connor O’Brien	Trustee	October 28, 2021

/s/ Richard M. Goldman*
Richard M. Goldman	Trustee	October 28, 2021

/s/ Charles A. Baker*
Charles A. Baker	Trustee	October 28, 2021

/s/ Jeffrey D. Haroldson*
Jeffrey D. Haroldson	Trustee	October 28, 2021

/s/ Joshua G. Hunter
Joshua G. Hunter	Principal Financial Officer and Treasurer	October 28, 2021

*By:	/s/ Kevin Beadles
Kevin Beadles
Attorney-in-Fact

(Pursuant to Power of Attorney, previously filed with Pre-Effective Amendment No. 2 to the Registrant’s Registration Statement and incorporated herein by reference)

INDEX TO EXHIBITS

Exhibit No.	Exhibit

EX-99.e.ii	ETF Distribution Agreement Novation between OSI ETF Trust and Foreside Fund Services, LLC.
EX-99.j.i	Consent of Independent Registered Public Accounting Firm
EX-99.m.i.a	Schedule I to the Distribution and Service Plan as amended and restated November 17, 2020

EX-99.p.ii	Code of Ethics of O’Shares Investment Advisers, LLC

EX-101.INS	XBRL Instance Document.

EX-101.SCH	XBRL Taxonomy Extension Schema Document

EX-101.CAL	XBRL Taxonomy Extension Calculation Linkbase

EX-101.DEF	XBRL Taxonomy Extension Definition Linkbase

EX-101.LAB	XBRL Taxonomy Extension Labels Linkbase

EX-101.PRE	XBRL Taxonomy Extension Presentation Linkbase